UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2019

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	35
Federal Tax Notice	36
Privacy Notice	37
Director and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Active International Allocation Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Active International Allocation Portfolio Class I	$1,000.00	$1,066.70	$1,020.72	$4.64	*	$4.53	*	0.89%
Active International Allocation Portfolio Class A	1,000.00	1,064.90	1,019.16	6.25	*	6.11	*	1.20
Active International Allocation Portfolio Class L	1,000.00	1,061.80	1,016.38	9.09	*	8.89	*	1.75
Active International Allocation Portfolio Class C	1,000.00	1,060.00	1,015.17	10.33	*	10.11	*	1.99
Active International Allocation Portfolio Class IS^	1,000.00	1,071.50	1,006.95	1.45	**	1.41	**	0.84
Active International Allocation Portfolio Class IR^	1,000.00	1,071.50	1,006.95	1.45	**	1.41	**	0.84

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 61/365 (to reflect the actual days accrued in the period).

***  Annualized.

^  The Fund commenced offering of Class IR and Class IS shares on October 31, 2019.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Active International Allocation Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 22.41%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned 21.51%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  For 2019, the Fund benefited from positioning in and underweights to Japan, Korea and the U.K. The overweight to and positioning in technology was also additive to Fund returns. Fund performance was hurt by overweights to Argentina and India as well as positioning in emerging markets (EM) banks. The Fund sometimes uses derivative instruments to manage certain market or currency exposures. This contributed to performance in the period.

•  This is a core portfolio and our regional/country allocation is geared towards stability and growth, as well as reform potential when we believe it will generate positive structural change. Currently, the Fund is overweight Germany, the Netherlands and India, is underweight Japan, China and Canada, and has zero allocation to Australia and Italy. The Fund has an allocation to the U.S. as a means to capture specific themes in technology and health care and for gold stocks. The Fund has a slight underweight to emerging markets where we expect to add to positions over time as specific countries, sectors, industries and stocks could offer attractive growth and reasonable valuations.

•  We are focused on structural themes, namely technology (software, internet and the Internet of Things), health care (aging and innovation), and select staples/consumer stocks. We also have a number of value and cyclical investments such as oil services, European airlines and DRAM (dynamic random-access memory) manufacturers where consolidation and supply rationalization are leading to much better industry dynamics.

•  Our investment outlook continues to be cautiously optimistic for global equities. The headwinds markets faced earlier in 2019 (Federal Reserve [Fed] monetary tightening, slowing economic growth, falling corporate earnings) have been addressed or are showing signs of bottoming. While this is not the most optimal environment for equities, it certainly is not the worst.

•  On a longer-term view for 2020 and beyond, we see the potential for non-U.S. markets, which are more attractively valued than the U.S., to re-rate if earnings growth exceeds current consensus forecasts. Importantly we also think that there will be increased dispersion in country, sector, industry and stock performance, which should provide greater opportunity for active managers to add value. Our more in-depth investment outlook follows.

•  2019's robust S&P 500® Index return has continued the multi-year trend of U.S. equities outperforming the Rest of the World with minimal dispersion in sectors and historically low levels of volatility. At this point, U.S. relative outperformance is more than two standard deviations above an established average trend line going back nearly 100 years.(i) This is an unprecedented development that looks to have run too far given much stretched relative valuations and weak earnings trends.

•  Over time, we expect a new market regime to evolve and raise the currently low levels of country, sector and industry dispersion, and to result in more normal volatility of returns. As this occurs, it should open the door to a comeback for non-U.S. relative performance.

•  Here are some of our key expectations:

1)  U.S. outperformance looks hard to sustain. Many global investors have favored the U.S. economy and stock market because of the perception that the U.S. is mostly insulated

(i)  Source: MSIM, Bloomberg L.P., FactSet, Haver Analytics.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

from trade tensions, helping drive its outperformance in 2019. U.S. earnings held up slightly better than non-U.S.; however, investors have paid for this by buying in at much higher valuations. With foreign markets currently much more attractively valued than their U.S. counterparts, and several signs that the growth outlook is improving, we believe it wouldn't take much improvement in fundamentals to drive strong relative outperformance.

2)  The repo market fiasco of 2019 means that the liquidity environment will be more supportive towards non-U.S. assets. Developments in 2019 showed that the Fed's quantitative tightening policy destroyed too many excess reserves in a world where regulated financial institutions have rigorous capital standards. As global and U.S. economic growth undershot projections over the last 18 months, the Fed cut rates three times and was forced by repo market issues to once again actively expand its balance sheet. The exact duration and size of the Fed's response is still debated, but it is clear that policymakers' bias is towards maintaining ample liquidity. In turn, the Fed's easy posture should not only improve global funding, it should also result in better growth dynamics outside the U.S., attracting more currency inflows towards the high-yielding currencies (most of which are in EM). These dynamics illustrate that the strong headwinds facing non-U.S. growth are abating and argue for rotation away from U.S. equities.

3)  The strong U.S. dollar faces weakening fundamentals and rising political uncertainty that could take its toll. Our proprietary foreign exchange (FX) framework, which considers many intrinsic variables to derive relative values for all currencies, shows that the U.S. dollar's strong run since 2011 has made it very expensive relative to virtually all global currencies. On top of stretched valuation, a large and widening fiscal deficit as well as a more accommodative Fed all make the U.S. dollar more of a sell than a buy. However, in our view, the challenged fundamentals outlined above, in addition to deepening political division in Washington and the uncertainty stemming from the upcoming 2020 presidential and congressional elections, could dent the Teflon status of the U.S. dollar. As the 2020 electoral race gathers pace, foreign investors may struggle to handicap the election outcomes and the real-world impacts of the vastly different policy proposals being espoused by the two major parties. All of this is important, because in recent years FX volatility has been very low, and complacency about the U.S. dollar has been high. In sum, investors may increasingly question the premium valuation of the dollar, especially in the face of the fundamental challenges outlined above and a better non-U.S. growth and liquidity environment. Therefore, the strong U.S. dollar — a key pillar of support for U.S. asset outperformance since 2011 — could fade in the months to come.

4)  EM offers better return prospects in 2020 and the decade to come. EM's painful decade of underperformance has produced relative valuations that are now at the most attractive levels in about 20 years. Over the next year, a trade truce should be good for the entirety of emerging markets and should broadly result in better growth and earnings trends. In sum, EM equities look poised to reverse their decade of underperformance, with a focused and highly active approach required to truly find those EM countries, sectors, industries and stocks that can sustain multi-year outperformance.

5)  The FOMO market will fade and active management will come back into vogue. The U.S. FOMO (fear of missing out) market characterized not only 2019, but much of the 2010s. When investors are all making the same bet and profiting in an unusually calm market, there are less reasons to pay an active manager. As U.S. equity markets rose while volatility and dispersion plumbed new record lows, cheap passive funds took off over the last decade, exacerbating a tough environment for active investors. However, we think the pendulum is now poised to swing back to active. As we have argued, further decoupling, stretched U.S. relative valuations, and threats to the strong U.S. dollar are likely to result in greater dispersion in performance, and a rotation towards non-U.S. assets.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

•  Calling a shift in market regimes is always difficult, but there are signs that investors will be less likely to continue piling on the big trends of the 2010s. Encouragingly, in recent months, non-U.S. markets have performed in line with the U.S. equity market, while the U.S. dollar has generally been weaker. While getting the timing right is hard, we believe our country allocation framework, coupled with our rigorous sector, industry and company selection process, is well suited to thrive in a regime that should reward a wider set of winners.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

Performance Compared to the MSCI All Country World ex USA Index(1), the Active International Allocation Blend Index(2) and the Lipper International Multi-Cap Growth Funds Index(3)

	Period Ended December 31, 2019 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	22.41%	4.83%	4.62%	5.76%
Fund — Class A Shares w/o sales charges(6)	22.00	4.48	4.30	5.03
Fund — Class A Shares with maximum 5.25% sales charges(6)	15.63	3.36	3.74	4.80
Fund — Class L Shares w/o sales charges(7)	21.43	3.94	—	6.51
Fund — Class C Shares w/o sales charges(8)	21.03	—	—	1.96
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	20.03	—	—	1.96
Fund — Class IR Shares w/o sales charges(9)	—	—	—	7.15
Fund — Class IS Shares w/o sales charges(9)	—	—	—	7.15
MSCI All Country World ex USA Index	21.51	5.51	4.97	5.84
Active International Allocation Blend Index	21.51	5.85	5.59	5.66
Lipper International Multi-Cap Growth Funds Index	25.06	6.30	6.11	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World ex USA Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World ex USA Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Active International Allocation Blend Index is performance linked benchmark of the old and new benchmark of the Fund, the old benchmark represented by MSCI EAFE Index (a benchmark that measures the international equity market performance of developed markets excluding the United States and Canada) from the Fund's inception to December 31, 2016 and the new benchmark represented by the MSCI All Country World ex USA Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on January 17, 1992.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on June 14, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on October 31, 2019.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Argentina (1.6%)
Banco BBVA Argentina SA ADR	63,200	$352
Banco Macro SA ADR	30,248	1,096
Despegar.com Corp. (a)(b)	28,000	377
Grupo Financiero Galicia SA ADR	47,500	771
Pampa Energia SA ADR (a)(b)	28,885	475
		3,071
Belgium (1.5%)
Anheuser-Busch InBev SA N.V.	35,512	2,896
Brazil (2.1%)
Ambev SA ADR	183,888	857
Banco Bradesco SA (Preference)	46,728	422
Banco Santander Brasil SA (Units) (c)	22,600	279
Itau Unibanco Holding SA (Preference)	42,388	393
Petroleo Brasileiro SA (Preference)	230,481	1,741
Raia Drogasil SA	7,400	206
		3,898
Canada (2.4%)
Agnico Eagle Mines Ltd.	21,600	1,330
First Quantum Minerals Ltd.	216,494	2,196
Gildan Activewear, Inc.	34,390	1,017
		4,543
China (5.3%)
Alibaba Group Holding Ltd. ADR (a)	12,000	2,545
Tencent Holdings Ltd. (d)	114,200	5,505
Tencent Holdings Ltd. ADR (b)	43,200	2,074
		10,124
Colombia (0.6%)
Banco Davivienda SA (Preference)	45,317	635
Bancolombia SA ADR	10,700	587
		1,222
Denmark (2.2%)
Maersk Drilling A/S (a)	14,139	933
Novo Nordisk A/S Series B	51,579	2,989
Novozymes A/S Series B	6,145	301
		4,223
Egypt (1.1%)
Commercial International Bank Egypt SAE	383,522	1,983
Finland (0.2%)
Nokia Oyj	110,241	408
France (8.4%)
Air Liquide SA	5,440	770
Airbus SE	5,515	807
Bureau Veritas SA	14,281	373
Capgemini SE	4,960	606
Danone SA	13,919	1,154
Dassault Systemes SE	5,767	948
EssilorLuxottica SA	4,581	698
	Shares	Value (000)
Hermes International	463	$346
Kering SA	2,026	1,330
L'Oreal SA (BSRM)	1,420	420
L'Oreal SA (PAR)	2,311	684
Legrand SA	6,555	534
LVMH Moet Hennessy Louis Vuitton SE	1,997	928
Pernod Ricard SA	4,095	732
Safran SA	3,213	496
Sanofi	20,368	2,048
TOTAL SA	28,333	1,564
Vivendi SA	48,795	1,413
		15,851
Germany (11.5%)
Adidas AG	5,217	1,698
Allianz SE (Registered)	8,904	2,182
BASF SE	13,754	1,036
Bayer AG (Registered)	59,423	4,831
Bayerische Motoren Werke AG	4,266	349
Commerzbank AG	75,123	464
Continental AG	2,122	274
Daimler AG (Registered)	18,270	1,010
Duerr AG	12,569	429
Henkel AG & Co., KGaA (Preference)	6,784	701
Infineon Technologies AG	47,928	1,083
Jungheinrich AG (Preference)	31,250	750
Linde PLC (a)	3,570	766
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	3,877	1,144
Porsche Automobil Holding SE (Preference)	3,698	274
QIAGEN N.V. (a)	25,820	873
QIAGEN N.V. (a) (XETR)	24,063	820
SAP SE	23,453	3,157
		21,841
Hong Kong (0.9%)
AIA Group Ltd.	122,800	1,289
Hong Kong Exchanges & Clearing Ltd.	13,716	445
		1,734
India (4.3%)
Apollo Hospitals Enterprise Ltd.	45,661	923
Ashok Leyland Ltd.	758,490	866
Eicher Motors Ltd.	2,421	764
HDFC Bank Ltd. ADR	16,796	1,064
ICICI Bank Ltd.	129,188	975
ICICI Prudential Life Insurance Co., Ltd.	144,760	979
L&T Finance Holdings Ltd.	227,174	377
Larsen & Toubro Ltd.	55,746	1,014
Maruti Suzuki India Ltd.	12,004	1,239
		8,201

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Indonesia (2.0%)
Astra International Tbk PT	1,008,100	$502
Bank Central Asia Tbk PT	1,399,780	3,367
		3,869
Ireland (2.0%)
Kerry Group PLC, Class A	4,867	607
Ryanair Holdings PLC ADR (a)	36,126	3,165
		3,772
Japan (11.2%)
Asahi Group Holdings Ltd. (b)	7,200	328
Dai-ichi Life Holdings, Inc.	24,400	402
Daiichi Sankyo Co., Ltd.	7,500	495
Daikin Industries Ltd.	4,200	593
East Japan Railway Co.	5,300	478
FANUC Corp.	5,150	951
Honda Motor Co., Ltd.	15,113	428
Hoya Corp.	7,800	745
Kao Corp.	8,400	693
Keyence Corp.	5,600	1,966
Mitsubishi Corp.	24,300	644
Mitsubishi UFJ Financial Group, Inc. (See Note G)	46,206	250
Murata Manufacturing Co., Ltd.	8,700	535
Nexon Co., Ltd. (a)	120,400	1,597
Nidec Corp.	4,800	656
Nintendo Co., Ltd.	1,808	723
Omron Corp.	4,404	257
Shimano, Inc.	4,350	706
Shiseido Co., Ltd. (b)	10,300	731
SMC Corp.	2,105	963
Sony Corp.	41,493	2,817
Sony Corp. ADR	27,612	1,878
Tokio Marine Holdings, Inc.	11,620	651
Toyota Motor Corp.	18,155	1,279
Unicharm Corp.	13,300	449
		21,215
Korea, Republic of (3.2%)
Samsung Electronics Co., Ltd.	104,272	5,025
SK Hynix, Inc. (a)	12,076	982
		6,007
Malta (0.0%)
BGP Holdings PLC (a)(e)	72,261	—	@
Netherlands (5.3%)
Akzo Nobel N.V.	4,230	430
ASML Holding N.V.	7,180	2,124
Koninklijke Philips N.V.	75,492	3,685
OCI N.V. (a)	12,960	273
Unilever N.V.	38,935	2,237
Wolters Kluwer N.V.	19,131	1,395
		10,144
	Shares	Value (000)
Norway (0.7%)
DNB ASA	48,078	$900
Subsea 7 SA	36,850	441
		1,341
Peru (1.4%)
Cia de Minas Buenaventura SAA ADR	42,331	639
Credicorp Ltd.	9,700	2,068
		2,707
Poland (0.5%)
Dino Polska SA (a)	24,148	916
Portugal (0.1%)
Galp Energia SGPS SA	12,270	205
Singapore (2.3%)
Sea Ltd. ADR (a)(b)	108,014	4,344
Spain (2.2%)
Aena SME SA	4,497	860
Amadeus IT Group SA	19,720	1,610
Endesa SA	29,309	782
Industria de Diseno Textil SA	26,756	944
		4,196
Sweden (1.6%)
Atlas Copco AB, Class A	12,660	505
Epiroc AB, Class A	35,510	434
Hexagon AB, Class B	9,186	515
Telefonaktiebolaget LM Ericsson, Class B	181,320	1,585
		3,039
Switzerland (4.7%)
Givaudan SA (Registered)	246	771
Nestle SA (Registered)	52,421	5,675
Roche Holding AG (Genusschein)	3,611	1,174
Swiss Life Holding AG (Registered)	995	499
Zurich Insurance Group AG	2,096	860
		8,979
Taiwan (1.7%)
Airtac International Group	32,000	498
Taiwan Semiconductor Manufacturing Co., Ltd.	246,000	2,716
		3,214
Thailand (0.6%)
Muangthai Capital PCL (Foreign Shares)	532,400	1,132
United Kingdom (8.3%)
AstraZeneca PLC	21,371	2,153
BAE Systems PLC	130,645	977
Diageo PLC	27,352	1,160
Intertek Group PLC	3,793	294
Keywords Studios PLC	80,635	1,600
Lloyds Banking Group PLC	483,664	400
Reckitt Benckiser Group PLC	16,042	1,302
Royal Bank of Scotland Group PLC	116,102	370
Royal Dutch Shell PLC, Class A	42,335	1,253
Royal Dutch Shell PLC, Class B	31,111	923

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Sage Group PLC (The)	72,435	$719
Smith & Nephew PLC	35,901	872
Spectris PLC	16,492	635
Unilever PLC	44,586	2,569
Weir Group PLC (The)	25,917	518
		15,745
United States (9.0%)
Alphabet, Inc., Class A (a)	900	1,205
Booking Holdings, Inc. (a)	944	1,939
Bristol-Myers Squibb Co.	12,100	777
Charles River Laboratories International, Inc. (a)	2,300	351
Cognex Corp.	7,900	443
Estee Lauder Cos., Inc. (The), Class A	2,250	465
Halliburton Co.	12,600	308
ICON PLC (a)	4,120	710
Medtronic PLC	10,859	1,232
MercadoLibre, Inc. (a)	700	400
Micron Technology, Inc. (a)	15,843	852
Microsoft Corp.	1,741	275
Newmont Goldcorp Corp.	32,659	1,419
Newmont Goldcorp Corp. (TSX) (b)	29,323	1,274
Palo Alto Networks, Inc. (a)	2,900	671
Schlumberger Ltd.	46,230	1,858
Transocean Ltd. (a)(b)	398,325	2,740
Xilinx, Inc.	1,930	189
		17,108
Total Common Stocks (Cost $146,711)		187,928
Investment Company (0.7%)
United States (0.7%)
Morgan Stanley China A Share Fund, Inc. (See Note G) (Cost $1,324)	56,878	1,235
Short-Term Investments (4.1%)
Securities held as Collateral on Loaned Securities (3.7%)
Investment Company (3.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	6,229,660	6,230
	Face Amount (000)
Repurchase Agreements (0.4%)
HSBC Securities USA, Inc., (1.55%, dated 12/31/19, due 1/2/20; proceeds $215; fully collateralized by a U.S. Government obligation; 2.88% due 8/15/28; valued at $219)	$215	215
Merrill Lynch & Co., Inc., (1.55%, dated 12/31/19, due 1/2/20; proceeds $645; fully collateralized by a U.S. Government obligation; 1.63% due 11/30/26; valued at $657)	644	644
		859
Total Securities held as Collateral on Loaned Securities (Cost $7,089)		7,089
	Shares	Value (000)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $668)	668,103	$668
Total Short-Term Investments (Cost $7,757)		7,757
Total Investments (103.7%) (Cost $155,792) Including $12,078 of Securities Loaned (f)(g)(h)		196,920
Liabilities in Excess of Other Assets (–3.7%)		(7,010)
Net Assets (100.0%)		$189,910

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  Value is less than $500.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2019.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(d)  Security trades on the Hong Kong exchange.

(e)  At December 31, 2019, the Fund held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(f)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contract.

(g)  The approximate fair value and percentage of net assets, $72,763,000 and 38.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $156,757,000. The aggregate gross unrealized appreciation is approximately $47,152,000 and the aggregate gross unrealized depreciation is approximately $6,971,000, resulting in net unrealized appreciation of approximately $40,181,000.

ADR  American Depositary Receipt.

BSRM  Berlin Second Regulated Market.

PAR  Paris Stock Exchange.

TSX  Toronto Stock Exchange.

XETR  Xetra.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	EUR	1,593		$1,788	3/19/20	$(8)
State Street Bank and Trust Co.	HKD	35,433		$4,544	3/19/20	(—	@)
State Street Bank and Trust Co.		$2,494	GBP	1,894	3/19/20	19
State Street Bank and Trust Co.		$1,953	JPY	212,626	3/19/20	12
						$23

Futures Contract:

The Fund had the following futures contract open at December 31, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)			Value (000)	Unrealized Depreciation (000)
Long:
DAX Index (Germany)	2	Mar-20	EUR	—	@	$743	$(5)

@    Value is less than $500.

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

JPY  —  Japanese Yen

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	83.8%
Banks	8.6
Pharmaceuticals	7.6
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contract with a value of approximately $743,000 and unrealized depreciation of approximately $5,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $23,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $147,060)	$188,537
Investment in Securities of Affiliated Issuers, at Value (Cost $8,732)	8,383
Total Investments in Securities, at Value (Cost $155,792)	196,920
Cash from Securities Lending	114
Tax Reclaim Receivable	551
Dividends Receivable	143
Receivable for Variation Margin on Futures Contracts	90
Receivable for Investments Sold	76
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	31
Receivable for Fund Shares Sold	21
Receivable from Affiliate	1
Receivable from Securities Lending Income	1
Other Assets	79
Total Assets	198,027
Liabilities:
Collateral on Securities Loaned, at Value	7,203
Payable for Fund Shares Redeemed	443
Payable for Advisory Fees	248
Deferred Capital Gain Country Tax	76
Payable for Professional Fees	32
Payable for Sub Transfer Agency Fees	—	@
Payable for Sub Transfer Agency Fees — Class I	14
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	12
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	15
Payable for Administration Fees	13
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	8
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Bank Overdraft	4
Other Liabilities	36
Total Liabilities	8,117
Net Assets	$189,910
Net Assets Consist of:
Paid-in-Capital	$154,762
Total Distributable Earnings	35,148
Net Assets	$189,910

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$126,860
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,696,381
Net Asset Value, Offering and Redemption Price Per Share	$14.59
CLASS A:
Net Assets	$58,339
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,905,765
Net Asset Value, Redemption Price Per Share	$14.94
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.83
Maximum Offering Price Per Share	$15.77
CLASS L:
Net Assets	$4,644
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	311,795
Net Asset Value, Offering and Redemption Price Per Share	$14.90
CLASS C:
Net Assets	$45
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,030
Net Asset Value, Offering and Redemption Price Per Share	$14.89
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	734
Net Asset Value, Offering and Redemption Price Per Share	$14.59
CLASS IR:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	734
Net Asset Value, Offering and Redemption Price Per Share	$14.59
(1) Including: Securities on Loan, at Value:	$12,078

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $420 of Foreign Taxes Withheld)	$3,635
Dividends from Securities of Affiliated Issuers (Note G)	193
Income from Securities Loaned — Net	24
Total Investment Income	3,852
Expenses:
Advisory Fees (Note B)	1,200
Shareholder Services Fees — Class A (Note D)	134
Distribution and Shareholder Services Fees — Class L (Note D)	34
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Administration Fees (Note C)	148
Professional Fees	121
Sub Transfer Agency Fees — Class I	69
Sub Transfer Agency Fees — Class A	39
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	— @
Custodian Fees (Note F)	59
Registration Fees	57
Shareholder Reporting Fees	52
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	9
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	— @
Transfer Agency Fees — Class IR (Note E)	— @
Pricing Fees	15
Directors' Fees and Expenses	11
Other Expenses	25
Total Expenses	1,986
Reimbursement of Class Specific Expenses — Class I (Note B)	(64)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(— @)
Waiver of Advisory Fees (Note B)	(42)
Rebate from Morgan Stanley Affiliates (Note G)	(26)
Net Expenses	1,850
Net Investment Income	2,002
Realized Gain:
Investments Sold (Net of $20 of Capital Gain Country Tax)	6,406
Foreign Currency Forward Exchange Contracts	349
Foreign Currency Translation	(49)
Futures Contracts	223
Options Written	5
Net Realized Gain	6,934
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $46)	28,085
Investments in Affiliates	(67)
Foreign Currency Forward Exchange Contracts	(128)
Foreign Currency Translation	(1)
Futures Contracts	(37)
Net Change in Unrealized Appreciation (Depreciation)	27,852
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	34,786
Net Increase in Net Assets Resulting from Operations	$36,788

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)		Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,002		$3,250
Net Realized Gain	6,934		4,127
Net Change in Unrealized Appreciation (Depreciation)	27,852		(39,587)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,788		(32,210)
Dividends and Distributions to Shareholders:
Class I	(1,578)		(2,041)
Class A	(537)		(655)
Class L	(19)		(29)
Class C	(—	@)	(— @)
Class IS	(—	@)	—
Class IR	(—	@)	—
Total Dividends and Distributions to Shareholders	(2,134)		(2,725)
Capital Share Transactions:(1)
Class I:
Subscribed	8,659		10,181
Distributions Reinvested	1,571		2,032
Redeemed	(26,981)		(23,890)
Class A:
Subscribed	9,097		9,153
Distributions Reinvested	531		646
Redeemed	(12,119)		(14,703)
Class L:
Exchanged	29		50
Distributions Reinvested	18		28
Redeemed	(632)		(1,267)
Class C:
Subscribed	7		27
Distributions Reinvested	—	@	— @
Redeemed	(12)		(— @)
Class IS:
Subscribed	10	(a)	—
Distributions Reinvested	—	@(a)	—
Class IR:
Subscribed	10	(a)	—
Distributions Reinvested	—	@(a)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(19,812)		(17,743)
Redemption Fees	—	@	— @
Total Increase (Decrease) in Net Assets	14,842		(52,678)
Net Assets:
Beginning of Period	175,068		227,746
End of Period	$189,910		$175,068

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	654	736
Shares Issued on Distributions Reinvested	109	164
Shares Redeemed	(2,005)	(1,720)
Net Decrease in Class I Shares Outstanding	(1,242)	(820)
Class A:
Shares Subscribed	654	668
Shares Issued on Distributions Reinvested	36	51
Shares Redeemed	(890)	(1,056)
Net Decrease in Class A Shares Outstanding	(200)	(337)
Class L:
Shares Exchanged	3	4
Shares Issued on Distributions Reinvested	1	2
Shares Redeemed	(47)	(90)
Net Decrease in Class L Shares Outstanding	(43)	(84)
Class C:
Shares Subscribed	1	2
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	(— @@)
Net Increase (Decrease) in Class C Shares Outstanding	(— @@)	2
Class IS:
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IS Shares Outstanding	1 (a)	—
Class IR:
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IR Shares Outstanding	1 (a)	—

(a)  For the period October 31, 2019 through December 31, 2019.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$12.07		$14.46		$11.83		$12.20		$12.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.23		0.19		0.26		0.22
Net Realized and Unrealized Gain (Loss)	2.54		(2.41)		2.74		(0.34)		(0.42)
Total from Investment Operations	2.70		(2.18)		2.93		(0.08)		(0.20)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.21)		(0.30)		(0.29)		(0.12)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.59		$12.07		$14.46		$11.83		$12.20
Total Return(4)	22.41%		(15.14)%		24.76%		(0.67)%		(1.63)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$126,860		$119,925		$155,550		$169,589		$197,733
Ratio of Expenses Before Expense Limitation	0.97%		0.97%		1.14%		0.94%		0.92%
Ratio of Expenses After Expense Limitation	0.89	%(5)	0.88	%(5)	0.88	%(5)	0.76	%(5)	0.89	%(5)
Ratio of Net Investment Income	1.22	%(5)	1.67	%(5)	1.44	%(5)	2.18	%(5)	1.66	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	34%		43%		22%		40%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.13% higher and the Ratio of Net Investment Income would have been 0.13% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$12.36		$14.79		$12.10		$12.47		$12.79
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.19		0.14		0.21		0.17
Net Realized and Unrealized Gain (Loss)	2.61		(2.46)		2.80		(0.34)		(0.42)
Total from Investment Operations	2.72		(2.27)		2.94		(0.13)		(0.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.16)		(0.25)		(0.24)		(0.07)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.94		$12.36		$14.79		$12.10		$12.47
Total Return(4)	22.00%		(15.38)%		24.29%		(1.05)%		(1.95)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,339		$50,726		$65,710		$56,934		$64,482
Ratio of Expenses Before Expense Limitation	1.25%		1.26%		1.48%		1.32%		1.28%
Ratio of Expenses After Expense Limitation	1.22	%(5)	1.19	%(5)	1.23	%(5)	1.14	%(5)	1.24	%(5)
Ratio of Net Investment Income	0.82	%(5)	1.37	%(5)	1.02	%(5)	1.79	%(5)	1.31	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	34%		43%		22%		40%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.10% higher and the Ratio of Net Investment Income would have been 0.10% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$12.32		$14.73		$12.04		$12.41		$12.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.13		0.07		0.14		0.11
Net Realized and Unrealized Gain (Loss)	2.59		(2.46)		2.79		(0.35)		(0.42)
Total from Investment Operations	2.64		(2.33)		2.86		(0.21)		(0.31)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.08)		(0.17)		(0.16)		(0.02)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.90		$12.32		$14.73		$12.04		$12.41
Total Return(4)	21.43%		(15.87)%		23.80%		(1.68)%		(2.44)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,644		$4,375		$6,463		$6,053		$7,495
Ratio of Expenses Before Expense Limitation	1.81%		1.76%		2.07%		1.93%		1.87%
Ratio of Expenses After Expense Limitation	1.74	%(5)	1.69	%(5)	1.73	%(5)	1.74	%(5)	1.74	%(5)
Ratio of Net Investment Income	0.35	%(5)	0.92	%(5)	0.54	%(5)	1.20	%(5)	0.82	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	34%		43%		22%		40%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Active International Allocation Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$12.34		$14.77		$12.15		$12.38		$13.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.00	(4)	0.09		(0.00	)(4)	0.14		(0.00	)(4)
Net Realized and Unrealized Gain (Loss)	2.59		(2.45)		2.83		(0.37)		(1.53)
Total from Investment Operations	2.59		(2.36)		2.83		(0.23)		(1.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.07)		(0.21)		—		(0.03)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$14.89		$12.34		$14.77		$12.15		$12.38
Total Return(5)	21.03%		(16.04)%		23.42%		(1.94)%		(10.96	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$45		$42		$23		$9		$32
Ratio of Expenses Before Expense Limitation	7.49%		7.18%		20.06%		8.58%		4.26	%(8)
Ratio of Expenses After Expense Limitation	1.99	%(6)	1.98	%(6)	1.97	%(6)	1.99	%(6)	1.99	%(6)(8)
Ratio of Net Investment Income (Loss)	0.03	%(6)	0.67	%(6)	(0.03	)%(6)	1.19	%(6)	(0.04	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.03%		0.01%		0.01	%(8)
Portfolio Turnover Rate	34%		43%		22%		40%		30%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Active International Allocation Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$13.79
Income from Investment Operations:
Net Investment Income(2)	0.00	(3)
Net Realized and Unrealized Gain	0.98
Total from Investment Operations	0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.18)
Net Asset Value, End of Period	$14.59
Total Return(4)	7.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	14.33	%(7)
Ratio of Expenses After Expense Limitation	0.84	%(5)(7)
Ratio of Net Investment Income	0.18	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(7)
Portfolio Turnover Rate	34%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Active International Allocation Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$13.79
Income from Investment Operations:
Net Investment Income(2)	0.00	(3)
Net Realized and Unrealized Gain on Investments	0.98
Total from Investment Operations	0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.18)
Net Asset Value, End of Period	$14.59
Total Return(4)	7.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$11
Ratio of Expenses Before Expense Limitation	14.33	%(7)
Ratio of Expenses After Expense Limitation	0.84	%(5)(7)
Ratio of Net Investment Income	0.18	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(7)
Portfolio Turnover Rate	34%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On October 31, 2019, the Fund commenced offering Class IS and Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,280	$—	$—		$2,280
Airlines	3,165	—	—		3,165
Auto Components	—	274	—		274
Automobiles	2,003	3,842	—		5,845
Banks	9,666	6,710	—		16,376
Beverages	5,645	328	—		5,973
Building Products	—	593	—		593
Capital Markets	445	—	—		445
Chemicals	703	3,644	—		4,347
Communications Equipment	—	1,993	—		1,993
Construction & Engineering	1,014	—	—		1,014
Consumer Finance	—	1,132	—		1,132
Diversified Financial Services	377	—	—		377
Electric Utilities	1,257	—	—		1,257
Electrical Equipment	534	656	—		1,190
Electronic Equipment, Instruments & Components	1,078	3,273	—		4,351
Energy Equipment & Services	4,906	1,374	—		6,280
Entertainment	5,757	2,320	—		8,077
Food & Staples Retailing	—	1,122	—		1,122
Food Products	1,761	5,675	—		7,436
Health Care Equipment & Supplies	5,789	745	—		6,534
Health Care Providers & Services	923	—	—		923
Household Durables	1,878	2,817	—		4,695
Household Products	1,302	1,150	—		2,452
Information Technology Services	3,816	—	—		3,816
Insurance	2,268	5,738	—		8,006
Interactive Media & Services	8,784	—	—		8,784
Internet & Direct Marketing Retail	5,261	—	—		5,261
Leisure Products	—	706	—		706
Life Sciences Tools & Services	1,934	820	—		2,754
Machinery	1,882	4,032	—		5,914
Metals & Mining	6,858	—	—		6,858
Oil, Gas & Consumable Fuels	3,945	1,741	—		5,686
Personal Products	5,691	2,108	—		7,799
Pharmaceuticals	4,978	9,489	—		14,467
Professional Services	2,062	—	—		2,062
Real Estate Management & Development	—	—	—	@	—
Road & Rail	—	478	—		478
Semiconductors & Semiconductor Equipment	5,881	2,065	—		7,946
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Software	$2,613	$3,157	$—		$5,770
Specialty Retail	944	—	—		944
Tech Hardware, Storage & Peripherals	—	5,025	—		5,025
Textiles, Apparel & Luxury Goods	4,319	1,698	—		6,017
Trading Companies & Distributors	—	644	—		644
Transportation Infrastructure	860	—	—		860
Total Common Stocks	112,579	75,349	—	@	187,928
Investment Company	1,235	—	—		1,235
Short-Term Investments
Investment Company	6,898	—	—		6,898
Repurchase Agreements	—	859	—		859
Total Short-Term Investments	6,898	859	—		7,757
Foreign Currency Forward Exchange Contracts	—	31	—		31
Total Assets	120,712	76,239	—	@	196,951
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(8)	—		(8)
Futures Contract	(5)	—	—		(5)
Total Liabilities	(5)	(8)	—		(13)
Total	$120,707	$76,231	$—	@	$196,938

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—	@
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—	@
Realized gains (losses)	—
Ending Balance	$—	@
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$—	@

@  Value is less than $500.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund's exposure to the underlying instrument. Writing call options tend to decrease the Fund's exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of December 31, 2019, the Fund did not have any outstanding options written.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Exchange Contracts	Currency Risk	Foreign Currency Forward $31
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(8)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(5)(a)
Total			$(13)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$349
Equity Risk	Futures Contracts	223
Currency Risk	Written Option	5
	Total	$577
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(128)
Equity Risk	Futures Contracts	(37)
	Total	$(165)

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$31	$(8)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$31	$	(—	@)	$—	$31

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$8			$—		$—	$8
State Street Bank and Trust Co.	—	@		(—	@)	—	0
Total	$8		$	(—	@)	$—	$8

@ Value is less than $500.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$14,865,000
Futures Contracts:
Average monthly notional value	$8,377,000
Written Options:
Average monthly notional amount	6,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$12,078	(d)	$—	$(12,078	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $7,203,000, of which approximately $7,089,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2019, there was uninvested cash of approximately $114,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $5,128,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$7,203	$—	$—	$—	$7,203
Total Borrowings	$7,203	$—	$—	$—	$7,203
Gross amount of recognized liabilities for securities lending transactions					$7,203

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.85% for Class IS shares and 0.85% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $42,000 of advisory fees were waived and approximately $68,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $60,080,000 and $65,598,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Liquidity Funds.

The Fund invests in Morgan Stanley China A Share Fund, Inc., a closed-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley China A Share Fund, Inc., For the year ended December 31, 2019, advisory fees paid were reduced by approximately $14,000 relating to the Fund's investment in the Morgan Stanley China A Share Fund, Inc.

The Fund had transactions with Morgan Stanley China A Shares Fund, Inc., Mitsubishi UFJ Financial Group, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,271	$41,360	$43,733	$136
Morgan Stanley China A Share Fund	—	1,324	—	47
Mitsubishi UFJ Financial Group, Inc.	228	—	—	10
Total	$9,499	$42,684	$43,733	$193
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$6,898
Morgan Stanley China A Share Fund	—	(89)	1,235
Mitsubishi UFJ Financial Group, Inc.	—	22	250
Total	$—	$(67)	$8,383

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From: Ordinary Income (000)	2018 Distributions Paid From: Ordinary Income (000)
$2,134	$2,725

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$86	—

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,660,000 and $1,365,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2019, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $6,515,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 83.4%.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Active International Allocation Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,495,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $361,000 and has derived net income from sources within foreign countries amounting to approximately $4,113,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

36

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

37

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
2918218 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,000.00	$1,020.97	$4.23	$4.28	0.84%
Advantage Portfolio Class A	1,000.00	998.10	1,019.16	6.04	6.11	1.20
Advantage Portfolio Class L	1,000.00	999.30	1,020.47	4.74	4.79	0.94
Advantage Portfolio Class C	1,000.00	994.50	1,015.53	9.65	9.75	1.92
Advantage Portfolio Class IS	1,000.00	1,000.00	1,021.17	4.03	4.08	0.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 26.60%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 36.39%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove U.S. equities sharply higher over 2019. The U.S.-China trade war dampened the U.S. manufacturing sector and weighed on business confidence. However, consumers' resilience helped the U.S. economy maintain slow but steady growth. Acknowledging the downside risks to the economy, the U.S. Federal Reserve stopped raising its benchmark interest rate in the first half of the year, then cut rates three times to try to prolong the economic cycle. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal.

•  U.S. large-cap growth stocks advanced during the year. Within the Index, information technology and communication services were the top-performing sectors for the year. All sectors had positive performance, with energy posting the smallest gain.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable results from both stock selection and sector allocations.

•  The Fund's stock selection in the information technology and communication services sectors was the main driver of relative underperformance. The Fund's lack of exposure or smaller exposure to some of the largest benchmark holdings in the two sectors weighed on relative performance as these index-heavyweights performed very strongly in 2019. This offset the relative gains produced by many of the information technology and communication services stocks the Fund did hold. A sector underweight in the information technology sector was also detrimental.

•  Our stock selection in consumer discretionary was more favorable, however. Holdings in a France-based luxury goods maker and a Latin American e-commerce company were among the top contributing holdings in the sector and across the whole Fund. Additionally, a sector underweight in consumer staples was modestly beneficial to performance, as was stock selection in financials.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	26.60%	14.95%	15.86%	12.92%
Fund — Class A Shares w/o sales charges(4)	26.20	14.57	—	16.28
Fund — Class A Shares with maximum 5.25% sales charges(4)	19.56	13.34	—	15.63
Fund — Class L Shares w/o sales charges(4)	26.44	14.84	15.77	12.78
Fund — Class C Shares w/o sales charges(6)	25.27	—	—	13.10
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	24.27	—	—	13.10
Fund — Class IS Shares w/o sales charges(5)	26.64	15.00	—	15.58
Russell 1000® Growth Index	36.39	14.63	15.22	12.38
Lipper Large-Cap Growth Funds Index	33.56	13.23	13.67	10.82

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund (the "Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio (the "Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (93.8%)
Aerospace & Defense (1.3%)
HEICO Corp., Class A	65,906	$5,901
Capital Markets (4.5%)
CME Group, Inc.	32,388	6,501
Intercontinental Exchange, Inc.	70,950	6,566
S&P Global, Inc.	26,116	7,131
		20,198
Chemicals (4.8%)
Ecolab, Inc.	111,478	21,514
Commercial Services & Supplies (4.5%)
Copart, Inc. (a)	80,869	7,354
Rollins, Inc.	192,522	6,384
Waste Connections, Inc.	72,373	6,571
		20,309
Containers & Packaging (1.5%)
Ball Corp.	103,759	6,710
Entertainment (7.5%)
Spotify Technology SA (a)	113,944	17,040
Walt Disney Co. (The)	116,772	16,889
		33,929
Health Care Equipment & Supplies (6.8%)
Danaher Corp.	47,267	7,255
Intuitive Surgical, Inc. (a)	40,190	23,758
		31,013
Health Care Technology (3.5%)
Veeva Systems, Inc., Class A (a)	113,475	15,961
Hotels, Restaurants & Leisure (2.0%)
Starbucks Corp.	101,852	8,955
Industrial Conglomerates (1.5%)
Roper Technologies, Inc.	19,045	6,746
Information Technology Services (12.3%)
Adyen N.V. (Netherlands) (a)	8,456	6,934
Broadridge Financial Solutions, Inc.	53,604	6,622
Gartner, Inc. (a)	66,886	10,307
Okta, Inc. (a)	98,477	11,361
Shopify, Inc., Class A (Canada) (a)	40,956	16,283
Twilio, Inc., Class A (a)	44,611	4,385
		55,892
Interactive Media & Services (7.8%)
Alphabet, Inc., Class C (a)	8,806	11,774
Facebook, Inc., Class A (a)	32,384	6,647
Twitter, Inc. (a)	533,229	17,090
		35,511
Internet & Direct Marketing Retail (9.0%)
Amazon.com, Inc. (a)	16,274	30,072
MercadoLibre, Inc. (a)	19,058	10,900
		40,972
Personal Products (1.6%)
Estee Lauder Cos., Inc. (The), Class A	34,186	7,061
	Shares	Value (000)
Pharmaceuticals (2.7%)
Zoetis, Inc.	92,089	$12,188
Professional Services (1.5%)
Verisk Analytics, Inc.	45,451	6,788
Road & Rail (2.6%)
Union Pacific Corp.	65,691	11,876
Software (16.9%)
Atlassian Corp. PLC, Class A (United Kingdom) (a)	54,116	6,512
Autodesk, Inc. (a)	39,604	7,266
Coupa Software, Inc. (a)	76,958	11,255
Intuit, Inc.	25,722	6,737
ServiceNow, Inc. (a)	87,695	24,758
Workday, Inc., Class A (a)	121,720	20,017
		76,545
Textiles, Apparel & Luxury Goods (1.5%)
LVMH Moet Hennessy Louis Vuitton SE (France)	14,294	6,641
Total Common Stocks (Cost $346,716)		424,710
Short-Term Investment (6.7%)
Investment Company (6.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $30,479)	30,479,059	30,479
Total Investments Excluding Purchased Options (100.5%) (Cost $377,195)		455,189
Total Purchased Options Outstanding (0.0%) (Cost $1,100)		139
Total Investments (100.5%) (Cost $378,295) (b)		455,328
Liabilities in Excess of Other Assets (–0.5%)		(2,342)
Net Assets (100.0%)		$452,986

(a)  Non-income producing security.

(b)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $379,545,000. The aggregate gross unrealized appreciation is approximately $79,938,000 and the aggregate gross unrealized depreciation is approximately $4,155,000, resulting in net unrealized appreciation of approximately $75,783,000.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	54,647,487	54,647	$—	@	$280	$(280)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	73,805,968	73,806	49		381	(332)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	81,340,578	81,341	90		439	(349)
							$139		$1,100	$(961)

@  Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	33.1%
Software	16.8
Information Technology Services	12.3
Internet & Direct Marketing Retail	9.0
Interactive Media & Services	7.8
Entertainment	7.5
Health Care Equipment & Supplies	6.8
Short-Term Investments	6.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $347,816)	$424,849
Investment in Security of Affiliated Issuer, at Value (Cost $30,479)	30,479
Total Investments in Securities, at Value (Cost $378,295)	455,328
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	1,119
Dividends Receivable	280
Receivable from Affiliate	27
Tax Reclaim Receivable	21
Other Assets	58
Total Assets	456,834
Liabilities:
Payable for Investments Purchased	2,186
Payable for Advisory Fees	596
Due to Broker	450
Payable for Fund Shares Redeemed	399
Payable for Shareholder Services Fees — Class A	17
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	35
Payable for Professional Fees	50
Payable for Sub Transfer Agency Fees — Class I	34
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	5
Payable for Administration Fees	30
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	5
Other Liabilities	27
Total Liabilities	3,848
Net Assets	$452,986
Net Assets Consist of:
Paid-in-Capital	$373,680
Total Distributable Earnings	79,306
Net Assets	$452,986

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$296,843
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,390,620
Net Asset Value, Offering and Redemption Price Per Share	$26.06
CLASS A:
Net Assets	$80,743
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,176,449
Net Asset Value, Redemption Price Per Share	$25.42
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.41
Maximum Offering Price Per Share	$26.83
CLASS L:
Net Assets	$4,363
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	168,110
Net Asset Value, Offering and Redemption Price Per Share	$25.95
CLASS C:
Net Assets	$42,054
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,703,975
Net Asset Value, Offering and Redemption Price Per Share	$24.68
CLASS IS:
Net Assets	$28,983
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,109,420
Net Asset Value, Offering and Redemption Price Per Share	$26.12

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $87 of Foreign Taxes Withheld)	$2,046
Dividends from Security of Affiliated Issuer (Note G)	415
Income from Securities Loaned — Net	180
Total Investment Income	2,641
Expenses:
Advisory Fees (Note B)	2,487
Shareholder Services Fees — Class A (Note D)	161
Distribution and Shareholder Services Fees — Class L (Note D)	33
Distribution and Shareholder Services Fees — Class C (Note D)	395
Sub Transfer Agency Fees — Class I	262
Sub Transfer Agency Fees — Class A	81
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	33
Administration Fees (Note C)	306
Registration Fees	129
Professional Fees	99
Shareholder Reporting Fees	36
Custodian Fees (Note F)	24
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	7
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	14
Pricing Fees	3
Reorganization Expense	20
Other Expenses	35
Expenses Before Non Operating Expenses	4,142
Bank Overdraft Expense	1
Total Expenses	4,143
Reimbursement of Class Specific Expenses — Class I (Note B)	(169)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Waiver of Advisory Fees (Note B)	(53)
Rebate from Morgan Stanley Affiliate (Note G)	(40)
Distribution Fees — Class L Shares Waived (Note D)	(31)
Net Expenses	3,848
Net Investment Loss	(1,207)
Realized Gain (Loss):
Investments Sold	14,613
Foreign Currency Translation	(5)
Net Realized Gain	14,608
Change in Unrealized Appreciation (Depreciation):
Investments	59,736
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	59,735
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	74,343
Net Increase in Net Assets Resulting from Operations	$73,136

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,207)	$(339)
Net Realized Gain	14,608	4,790
Net Change in Unrealized Appreciation (Depreciation)	59,735	(8,649)
Net Increase (Decrease) in Net Assets Resulting from Operations	73,136	(4,198)
Dividends and Distributions to Shareholders:
Class I	(5,355)	(4,501)
Class A	(1,499)	(1,722)
Class L	(82)	(233)
Class C	(792)	(1,230)
Class IS	(548)	(1,253)
Total Dividends and Distributions to Shareholders	(8,276)	(8,939)
Capital Share Transactions:(1)
Class I:
Subscribed	196,712	71,760
Issued due to a Tax-free Reorganization	—	74,516
Distributions Reinvested	5,237	4,501
Redeemed	(102,075)	(40,550)
Class A:
Subscribed	52,689	22,223
Issued due to a Tax-free Reorganization	—	12,842
Distributions Reinvested	1,446	1,722
Redeemed	(26,447)	(15,270)
Class L:
Issued due to a Tax-free Reorganization	—	107
Distributions Reinvested	81	233
Redeemed	(361)	(618)
Class C:
Subscribed	16,430	17,251
Issued due to a Tax-free Reorganization	—	9,885
Distributions Reinvested	762	1,228
Redeemed	(15,239)	(5,204)
Class IS:
Subscribed	2,008	10,421
Distributions Reinvested	548	1,252
Redeemed	(6,464)	(1,534)
Net Increase in Net Assets Resulting from Capital Share Transactions	125,327	164,765
Total Increase in Net Assets	190,187	151,628
Net Assets:
Beginning of Period	262,799	111,171
End of Period	$452,986	$262,799

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,750	3,152
Shares Issued due to a Tax-free Reorganization	—	3,393
Shares Issued on Distributions Reinvested	205	203
Shares Redeemed	(4,038)	(1,792)
Net Increase in Class I Shares Outstanding	3,917	4,956
Class A:
Shares Subscribed	2,101	991
Shares Issued due to a Tax-free Reorganization	—	597
Shares Issued on Distributions Reinvested	58	79
Shares Redeemed	(1,074)	(700)
Net Increase in Class A Shares Outstanding	1,085	967
Class L:
Shares Issued due to a tax-free reorganization	—	5
Shares Issued on Distributions Reinvested	3	10
Shares Redeemed	(14)	(26)
Net Decrease in Class L Shares Outstanding	(11)	(11)
Class C:
Shares Subscribed	675	771
Shares Issued due to a Tax-free Reorganization	—	469
Shares Issued on Distributions Reinvested	31	58
Shares Redeemed	(629)	(239)
Net Increase in Class C Shares Outstanding	77	1,059
Class IS:
Shares Subscribed	78	461
Shares Issued on Distributions Reinvested	21	56
Shares Redeemed	(255)	(68)
Net Increase (Decrease) in Class IS Shares Outstanding	(156)	449

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$20.98		$21.45		$17.47		$17.40		$16.83
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.04)		(0.01)		0.00	(3)	0.07		0.01
Net Realized and Unrealized Gain	5.61		0.87		5.57		0.42		2.11
Total from Investment Operations	5.57		0.86		5.57		0.49		2.12
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.04)		(0.02)
Net Realized Gain	(0.49)		(1.33)		(1.59)		(0.38)		(1.53)
Total Distributions	(0.49)		(1.33)		(1.59)		(0.42)		(1.55)
Net Asset Value, End of Period	$26.06		$20.98		$21.45		$17.47		$17.40
Total Return(4)	26.60%		3.74%		32.06%		2.82%		12.56%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$296,843		$156,782		$54,002		$42,695		$24,718
Ratio of Expenses Before Expense Limitation	0.93%		1.01%		1.09%		1.15%		1.49%
Ratio of Expenses After Expense Limitation	0.84	%(5)	0.84	%(5)	0.84	%(5)	0.84	%(5)	0.86	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.84	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.15	)%(5)	(0.02	)%(5)	0.02	%(5)	0.38	%(5)	0.06	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	70%		79%		65%		79%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$20.54		$21.10		$17.26		$17.22		$16.70
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.13)		(0.08)		(0.06)		0.01		(0.06)
Net Realized and Unrealized Gain	5.50		0.85		5.49		0.41		2.11
Total from Investment Operations	5.37		0.77		5.43		0.42		2.05
Distributions from and/or in Excess of:
Net Realized Gain	(0.49)		(1.33)		(1.59)		(0.38)		(1.53)
Net Asset Value, End of Period	$25.42		$20.54		$21.10		$17.26		$17.22
Total Return(3)	26.20%		3.37%		31.64%		2.47%		12.20%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$80,743		$42,959		$23,715		$19,850		$11,939
Ratio of Expenses Before Expense Limitation	1.21%		1.29%		1.39%		1.43%		1.87%
Ratio of Expenses After Expense Limitation	1.19	%(4)	1.17	%(4)	1.19	%(4)	1.19	%(4)	1.18	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.19	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.50	)%(4)	(0.37	)%(4)	(0.32	)%(4)	0.04	%(4)	(0.31	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	70%		79%		65%		79%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.40% for Class A shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$20.92		$21.42		$17.46		$17.40		$16.82
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		(0.05)		(0.02)		0.04		(0.01)
Net Realized and Unrealized Gain	5.58		0.88		5.57		0.43		2.12
Total from Investment Operations	5.52		0.83		5.55		0.47		2.11
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)		—
Net Realized Gain	(0.49)		(1.33)		(1.59)		(0.38)		(1.53)
Total Distributions	(0.49)		(1.33)		(1.59)		(0.41)		(1.53)
Net Asset Value, End of Period	$25.95		$20.92		$21.42		$17.46		$17.40
Total Return(3)	26.44%		3.61%		31.96%		2.72%		12.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,363		$3,751		$4,077		$3,684		$5,369
Ratio of Expenses Before Expense Limitation	1.69%		1.82%		1.87%		1.85%		2.33%
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.98	%(4)	0.96	%(4)	0.91	%(4)	0.97	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.95	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.25	)%(4)	(0.21	)%(4)	(0.10	)%(4)	0.26	%(4)	(0.03	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	70%		79%		65%		79%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.19% for Class L shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Advantage Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$20.10		$20.82		$17.16		$17.25		$18.08
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.29)		(0.24)		(0.20)		(0.12)		(0.14)
Net Realized and Unrealized Gain	5.36		0.85		5.45		0.41		0.86
Total from Investment Operations	5.07		0.61		5.25		0.29		0.72
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.02)
Net Realized Gain	(0.49)		(1.33)		(1.59)		(0.38)		(1.53)
Total Distributions	(0.49)		(1.33)		(1.59)		(0.38)		(1.55)
Net Asset Value, End of Period	$24.68		$20.10		$20.82		$17.16		$17.25
Total Return(4)	25.27%		2.64%		30.77%		1.71%		3.91	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$42,054		$32,706		$11,835		$6,376		$1,776
Ratio of Expenses Before Expense Limitation	1.93%		2.00%		2.10%		2.20%		2.83	%(7)
Ratio of Expenses After Expense Limitation	1.90	%(5)	1.88	%(5)	1.90	%(5)	1.94	%(5)	1.94	%(5)(7)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.90	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(1.20	)%(5)	(1.08	)%(5)	(1.01	)%(5)	(0.72	)%(5)	(1.15	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	70%		79%		65%		79%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Advantage Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$21.02		$21.49		$17.48		$17.42		$16.84
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)		(0.01)		0.01		0.08		0.02
Net Realized and Unrealized Gain	5.62		0.87		5.59		0.41		2.11
Total from Investment Operations	5.59		0.86		5.60		0.49		2.13
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.05)		(0.02)
Net Realized Gain	(0.49)		(1.33)		(1.59)		(0.38)		(1.53)
Total Distributions	(0.49)		(1.33)		(1.59)		(0.43)		(1.55)
Net Asset Value, End of Period	$26.12		$21.02		$21.49		$17.48		$17.42
Total Return(3)	26.64%		3.74%		32.22%		2.79%		12.65%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$28,983		$26,601		$17,542		$13,273		$12
Ratio of Expenses Before Expense Limitation	0.83%		0.93%		1.01%		1.05%		14.53%
Ratio of Expenses After Expense Limitation	0.80	%(4)	0.80	%(4)	0.80	%(4)	0.80	%(4)	0.82	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.80	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.10	)%(4)	(0.04	)%(4)	0.07	%(4)	0.46	%(4)	0.10	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	70%		79%		65%		79%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.01% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On November 16, 2018, the Fund acquired the net assets of the Company's Insight Portfolio ("Insight"), an open-end investment company, based on the respective valuations as of the close of business on November 16, 2018, pursuant to a Plan of Reorganization approved by the shareholders of Insight on October 17, 2018 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 3,393,240 Class I shares of the Fund at a net asset value ("NAV") of $21.96 for 4,949,201 Class I shares of Insight; 597,044 Class A shares of the Fund at a NAV of $21.51 for 860,147 Class A shares of Insight; 4,867 Class L shares of the Fund at a NAV of $21.90 for 7,388 Class L shares of Insight; 469,147 Class C shares of the Fund at a NAV of $21.07 for 691,884 Class C shares of Insight. The net assets of Insight before the Reorganization were approximately $97,349,000, including unrealized appreciation (depreciation) of approximately $(29,000) at November 16, 2018. The investment portfolio of Insight, with a fair value of approximately $97,367,000 and identified cost of approximately $97,396,000, on November 16, 2018, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Insight was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $160,556,000.

Immediately after the Reorganization, the net assets of the Fund were approximately $257,906,000.

Upon closing of the Reorganization, shareholders of Insight received shares of the Fund as follows:

Insight Portfolio	Advantage Portfolio
Class I	Class I
Class A	Class A
Class L	Class L
Class C	Class C

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the year ended December 31, 2018, are approximately as follows:

Net investment income(1)	$1,964,000
Net realized gain and unrealized gain(2)	$861,000
Net increase in net assets resulting from operations	$2,825,000

(1) Approximately $(339,000) as reported, plus approximately $1,183,000 Insight prior to the Reorganization, plus approximately $1,120,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(3,859,000) as reported, plus approximately $4,720,000 Insight prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Insight that have been included in the Fund's Statement of Operations since November 16, 2018.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$5,901	$—	$—	$5,901
Capital Markets	20,198	—	—	20,198
Chemicals	21,514	—	—	21,514
Commercial Services & Supplies	20,309	—	—	20,309
Containers & Packaging	6,710	—	—	6,710
Entertainment	33,929	—	—	33,929
Health Care Equipment & Supplies	31,013	—	—	31,013
Health Care Technology	15,961	—	—	15,961
Hotels, Restaurants & Leisure	8,955	—	—	8,955
Industrial Conglomerates	6,746	—	—	6,746
Information Technology Services	55,892	—	—	55,892
Interactive Media & Services	35,511	—	—	35,511
Internet & Direct Marketing Retail	40,972	—	—	40,972
Personal Products	7,061	—	—	7,061
Pharmaceuticals	12,188	—	—	12,188
Professional Services	6,788	—	—	6,788
Road & Rail	11,876	—	—	11,876
Software	76,545	—	—	76,545
Textiles, Apparel & Luxury Goods	6,641	—	—	6,641
Total Common Stocks	424,710	—	—	424,710
Call Options Purchased	—	139	—	139
Short-Term Investment
Investment Company	30,479	—	—	30,479
Total Assets	$455,189	$139	$—	$455,328

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$139	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Investments	(Purchased Options)	$(610	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Investments	(Purchased Options)	$(487	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$139	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)		Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$	(— @)	$0
Royal Bank of Scotland	139		—		(139)	0
Total	$139	(a)	$—		$(139)	$0

@  Value is less than $500.

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	182,075,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund.

The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2019, the Fund did not have any outstanding securities on loan.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $53,000 of advisory fees were waived and approximately $171,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2019, this waiver amounted to approximately $31,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $354,954,000 and $254,534,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $40,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$18,432	$207,488	$195,441	$415
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$30,479

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,435	$6,841	$542	$8,397

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$8	$(8)

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,088	$2,444

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 17.4%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 61.65% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $6,841,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,435,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
2922364 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Federal Tax Notice	34
Privacy Notice	35
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,087.30	$1,019.91	$5.52	$5.35	1.05%
Emerging Markets Portfolio Class A	1,000.00	1,086.20	1,018.60	6.89	6.67	1.31
Emerging Markets Portfolio Class L	1,000.00	1,082.70	1,015.63	9.97	9.65	1.90
Emerging Markets Portfolio Class C	1,000.00	1,081.40	1,014.37	11.28	10.92	2.15
Emerging Markets Portfolio Class IS	1,000.00	1,088.10	1,020.42	5.00	4.84	0.95
Emerging Markets Portfolio Class IR	1,000.00	1,088.10	1,020.42	5.00	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Emerging Markets Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 19.44%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned 18.42%.

Factors Affecting Performance

•  In broad terms, the regime shift we have expected — of greater dispersion in country returns and investor recognition of not only improving country growth but also a wider number of quality companies delivering steady earnings — began to play out in 2019. While information technology companies delivered the highest aggregate returns, companies in other compelling sectors — which had lagged in the previous three years when tech was all-encompassing — were recognized and rewarded by investors. China outperformed the Index for the year, but in a shift from 2016-2018, even higher equity returns occurred in several other countries where investors recognized and rewarded reforms that have been enacted, accelerating economic growth, cheap currencies, low debt levels and the beginnings of healthy credit cycles. We are confident these trends could play out even further in 2020 and beyond.

•  For the full year, our aggregate stock selection contributed positively to performance and country allocation contributed effectively in all but a handful of cases. Our underweight allocation to and stock selection in Korea and stock selection in China were the top contributors to performance.

•  Our stock selection in Taiwan and Russia also contributed strongly. In Russia we continue to like selected domestic names for their secular growth opportunities and market share gains, namely a food retailer, a banking/financial services company and internet search engine. Our overweight to a nickel producer was a top contributor. Our allocation to selected technology names in Taiwan, such as a semiconductor manufacturer and a fabless chip maker, also added to performance.

•  The primary detractor from returns was our stock selection in India. Similar to much of 2018, 2019 was characterized by a domestic growth slowdown which led to a narrow rally where investors flocked to the safety of index heavyweights. Detractors included our overweight allocation to a commercial vehicle manufacturer, which benefited from years of industry upscale but suffered from the economic slowdown, and a mass media company, which underperformed from group-level complexities and the pledged share sale transmission mechanism.

•  Our stock selection in and overweight allocation to Peru and overweight allocation to Turkey also hampered returns.

•  The Fund sometimes uses derivative instruments to manage certain market or currency exposures. In the period, the use of currency forward contracts had a negative impact.

Management Strategies

•  In our portfolio we remain invested in good quality, growth-oriented companies capable of sustaining or expanding their earnings as a result of healthy or improving domestic demand and resistance to declines in global trade. Our aggregate sector overweights are in the financials, health care and consumer staples and discretionary sectors — which we believe should benefit from the economic recovery and expansion phase that most emerging market countries only began to enter in the past couple years. We remain underweight those countries where growth is slowing down, owing to a combination of high debt, overvalued currencies, demographic pressures or major exposure to trade hindrances.

•  We continue to overweight the Central and Eastern European region primarily through our exposure to stocks in Poland and Hungary. We think that growth in Central and Eastern Europe should remain healthy, driven by sustainable domestic demand and the lack of major imbalances. Many of these markets have also been largely ignored in the last three years as investors focused on technology-driven companies and North Asia. We see the region as offering attractive investment opportunities through a combination of this solid economic growth and overlooked equity markets.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Poland and Hungary both feature consumer growth accelerating at a faster pace than overall growth as households and businesses tap credit markets from a low base. We continue to like stocks that are exposed to secular growth opportunities in banks, staples, health care and industrial sectors in the region. We have focused the portfolio on stocks with earnings driven by volume growth and operating leverage independent of policy rates.

•  We remain overweight Brazil. The market has been driven by a broad reform narrative since the election of President Bolsonaro in 2018, and we believe the recovery will start to take the lead this year. The recovery has been slow to materialize as the economy comes off a deep five-year recession, and 2019 gross domestic product (GDP) growth disappointed. However, the positive signs we saw in the fourth quarter of 2019 should continue in 2020, particularly as structural reforms — including more privatization, concessions, increased fiscal reform and the potential for tax reform — continue leading into elections later this year. The critical passage of pension reform in October 2019 helped reduce the fiscal headwind. We believe the economy is showing signs of a recovery, supported by the low base, easy financial conditions and continuing macroeconomic reforms.

•  We remain overweight Indonesia as the country continues to make reform progress, delivers high and accelerating growth relative to northern Asian markets vulnerable to trade disruptions, and is benefiting from some improvements in foreign direct investment (FDI). The country should continue to post GDP growth around 5%.(i) Indonesia has room to be accommodative on monetary policy, as long as inflation remains benign and overall stability is maintained, which appears likely. Overall policy direction is focused on supply-side reform and policy makers are aware that they need to focus on this in order to generate much needed FDI to fund their current account deficit. Other reforms which should be supportive of growth include enhancements to education/vocational training and review of the 2003 labor law, which would ideally make it easier for employers to right-size their formal workforce and invest in better training. Additionally, the administration of President Joko Widodo has put forth plans to roll back some of the subsidies of 2019 (subject to budget approval) and is studying a new tax law which includes potentially reducing corporate tax and introducing a digital tax.

•  We remain overweight Mexico. Investors worried about the policy intentions of President-elect Andres Manuel Lopez Obrador (AMLO), when he announced in October 2018 that the new Mexico City Airport construction project was voted down in a narrow referendum. After AMLO was sworn in as president on December 1, 2018, however, his administration sent more encouraging signals on a fairly responsible fiscal budget. We remain broadly constructive on the steadily improving Mexican consumer story, which has been bolstered by a combination of AMLO's victory, strong remittance flows, the potential for minimum wage hikes and continuing improved access to credit from a low base. All of this should support private consumption at the lower income levels. North American trade fears largely subsided as the U.S., Mexico and Canada agreed to replace the North American Free Trade Agreement with a new agreement the U.S. refers to as the USMCA (U.S.-Mexico-Canada Agreement). We remain focused on stocks that can benefit from stable growth, a healthy consumer and structural improvements stemming from direct investment.

•  Korea remains our largest underweight in the portfolio. The economy continues to be impacted by the global slowdown, the cyclical decline in DRAM memory storage and the fall in Chinese auto demand. On domestic policy, there have been negative consequences from the Moon administration's increase in the minimum wage — chiefly higher unemployment as the traditional mom-and-pop stores struggled to keep up with rising costs. The Supreme Court-ordered retrial of Samsung billionaire J.Y. Lee — who had been indicted for bribery charges — is a reflection of the anti-business sentiment of the government. On the back of poor market performance, securities — particularly in the DRAM segment — saw earnings downgrades across the board. Given all these

(i)  Source: International Monetary Fund, World Economic Outlook, October 2019.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

negative pressures, our stock selection in Korea remains focused on identifying growth opportunities within the specific themes of biotechnology, gaming, select global cyclicals (as they relate to the International Maritime Organization 2020 regulation) and China plays linked to improving relations between the two nations (largely in the consumer discretionary segment).

•  We remain underweight China as it is hard hit by a "four D" world (de-globalization, debt accumulation, declining productivity and demographic pressures). The country still faces continued slowing growth, stemming from a combination of high debt levels, a demographic overhang, an expensive currency and declining trade as deglobalization continues for years to come. Growth has been trending lower steadily since the Global Financial Crisis, which China responded to with a massive issuance of debt, though we note this is largely in the state-owned sector. By contrast, companies in so-called "New China," primarily focused on tech, education and services linked to rising consumption, have very little debt. There are many positive structural themes that will likely play out in China, including ongoing industry consolidation and additional consumption upgrades as income per capita rises. Many sectors have passed the rapidly rising penetration stage. We believe that industry leaders with strong competitive advantages and financial strength should be able to gain market share and become even bigger and stronger. In our portfolio, we continue to focus on industry consolidators with sustainable, compounding growth. We expect the market appetite to resume for the "New China" companies as growth expectations are reset and valuation levels find support.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance Compared to the MSCI Emerging Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	19.44%	4.99%	3.45%	7.54%
Fund — Class A Shares w/o sales charges(5)	19.08	4.65	3.15	6.46
Fund — Class A Shares with maximum 5.25% sales charges(5)	12.83	3.53	2.60	6.23
Fund — Class L Shares w/o sales charges(6)	18.37	4.07	—	2.50
Fund — Class C Shares w/o sales charges(8)	18.16	—	—	2.36
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	17.16	—	—	2.36
Fund — Class IS Shares w/o sales charges(7)	19.58	5.07	—	3.57
Fund — Class IR Shares w/o sales charges(9)	19.53	—	—	3.47
MSCI Emerging Markets Index	18.42	5.61	3.68	7.44
Lipper Emerging Markets Funds Index	21.13	5.91	4.19	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 26 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (99.5%)
Brazil (10.7%)
Ambev SA	2,457,273	$11,439
Atacadao SA	1,496,416	8,716
B3 SA — Brasil Bolsa Balcao	1,026,671	11,029
Banco do Brasil SA	254,456	3,359
Hapvida Participacoes e Investimentos SA	450,233	7,171
Itau Unibanco Holding SA (Preference)	920,413	8,525
Lojas Renner SA	723,538	10,154
Petroleo Brasileiro SA	1,089,486	8,727
Petroleo Brasileiro SA (Preference)	1,188,295	8,975
Telefonica Brasil SA (Preference)	593,100	8,573
		86,668
China (28.8%)
Alibaba Group Holding Ltd. ADR (a)	176,618	37,461
Anhui Conch Cement Co., Ltd., Class A	1,004,367	7,901
Baidu, Inc. ADR (a)	24,148	3,052
Bank of China Ltd. H Shares (b)	27,368,000	11,696
China Construction Bank Corp. H Shares (b)	16,370,120	14,138
China International Capital Corp., Ltd. H Shares (b)(c)	1,260,000	2,429
China Life Insurance Co., Ltd. H Shares (b)	2,879,000	7,999
China Mengniu Dairy Co., Ltd. (a)(b)	2,386,000	9,645
China Mobile Ltd. (b)	624,780	5,252
China Overseas Land & Investment Ltd. (b)	1,540,000	5,998
China Resources Beer Holdings Co., Ltd. (b)	1,668,000	9,226
China Resources Land Ltd. (b)	858,000	4,272
CSPC Pharmaceutical Group Ltd. (b)	3,280,000	7,821
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	910,894	4,046
Kweichow Moutai Co., Ltd., Class A	56,662	9,623
New Oriental Education & Technology Group, Inc. ADR (a)	69,053	8,373
Pinduoduo, Inc. ADR (a)	122,100	4,618
Ping An Insurance Group Co. of China Ltd., Class A	474,674	5,824
Ping An Insurance Group Co. of China Ltd. H Shares (b)	587,000	6,938
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)	877,700	1,708
Shenzhou International Group Holdings Ltd. (b)	697,300	10,192
Sino Biopharmaceutical Ltd. (b)	3,628,000	5,075
Sinopharm Group Co., Ltd. H Shares (b)	446,800	1,631
TAL Education Group ADR (a)	95,142	4,586
Tencent Holdings Ltd. (b)	817,600	39,410
Universal Scientific Industrial Shanghai Co., Ltd., Class A	1,482,389	4,092
Yihai International Holding Ltd. (a)(b)	205,000	1,202
		234,208
Egypt (0.9%)
Commercial International Bank Egypt SAE	1,482,283	7,665
Germany (0.5%)
Adidas AG	12,236	3,983
	Shares	Value (000)
Hong Kong (0.4%)
Budweiser Brewing Co. APAC Ltd. (a)	1,050,900	$3,547
Hungary (2.6%)
OTP Bank Nyrt	242,864	12,716
Richter Gedeon Nyrt	379,056	8,243
		20,959
India (8.2%)
Axis Bank Ltd.	777,306	8,212
Eicher Motors Ltd.	15,121	4,770
HDFC Bank Ltd. ADR	99,332	6,295
ICICI Bank Ltd.	1,289,120	9,733
ICICI Prudential Life Insurance Co., Ltd.	1,010,126	6,827
IndusInd Bank Ltd.	273,023	5,776
Infosys Ltd.	612,094	6,270
Infosys Ltd. ADR	191,980	1,981
L&T Finance Holdings Ltd.	2,096,722	3,482
Larsen & Toubro Ltd.	389,082	7,076
Shree Cement Ltd.	21,958	6,265
		66,687
Indonesia (5.0%)
Astra International Tbk PT	12,908,600	6,430
Bank Central Asia Tbk PT	7,533,500	18,118
Bank Mandiri Persero Tbk PT	5,526,200	3,054
Bank Rakyat Indonesia Persero Tbk PT	25,370,650	8,030
Telekomunikasi Indonesia Persero Tbk PT	17,471,400	5,005
		40,637
Korea, Republic of (5.1%)
Hotel Shilla Co., Ltd.	56,919	4,449
LG Chem Ltd.	7,286	1,997
LG Household & Health Care Ltd.	4,368	4,745
Macquarie Korea Infrastructure Fund	200,259	2,008
NCSoft Corp.	11,636	5,429
S-Oil Corp.	31,675	2,602
Samsung Biologics Co., Ltd. (a)(c)	6,864	2,561
Samsung Electronics Co., Ltd.	369,177	17,789
		41,580
Malaysia (0.9%)
Malayan Banking Bhd	1,422,029	3,003
Public Bank Bhd	984,900	4,681
		7,684
Mexico (3.8%)
Alsea SAB de CV (a)	1,625,023	4,283
Grupo Financiero Banorte SAB de CV Series O	1,733,475	9,678
Infraestructura Energetica Nova SAB de CV	1,386,123	6,508
Wal-Mart de Mexico SAB de CV	3,514,928	10,091
		30,560
Peru (2.2%)
Cia de Minas Buenaventura SAA ADR	663,493	10,019
Credicorp Ltd.	35,630	7,594
		17,613

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Philippines (1.0%)
Ayala Land, Inc.	4,523,110	$4,057
Jollibee Foods Corp.	940,310	4,006
SM Investments Corp.	16,995	350
		8,413
Poland (2.7%)
Jeronimo Martins SGPS SA	427,147	7,027
LPP SA	3,339	7,762
Santander Bank Polska SA	91,828	7,439
		22,228
Russia (5.3%)
MMC Norilsk Nickel PJSC ADR (OTCBB)	344,070	10,511
MMC Norilsk Nickel PJSC ADR (XLON)	26,330	803
Sberbank of Russia PJSC ADR	747,721	12,293
X5 Retail Group N.V. GDR	315,407	10,882
Yandex N.V., Class A (a)	192,098	8,354
		42,843
Singapore (0.5%)
DBS Group Holdings Ltd.	216,000	4,156
South Africa (5.7%)
Bidvest Group Ltd. (The)	600,826	8,784
Capitec Bank Holdings Ltd.	81,596	8,425
Clicks Group Ltd.	451,970	8,280
Nedbank Group Ltd.	373,740	5,719
Reunert Ltd.	783,864	4,063
Sanlam Ltd.	2,008,988	11,346
		46,617
Taiwan (10.4%)
ASE Technology Holding Co., Ltd.	1,507,626	4,185
Cathay Financial Holding Co., Ltd.	1,397,000	1,983
CTBC Financial Holding Co., Ltd.	7,409,000	5,536
Eclat Textile Co., Ltd.	185,000	2,487
Hon Hai Precision Industry Co., Ltd.	663,360	2,009
Largan Precision Co., Ltd.	13,000	2,169
MediaTek, Inc.	476,000	7,042
Mega Financial Holding Co., Ltd.	4,726,000	4,824
Nanya Technology Corp.	710,000	1,975
President Chain Store Corp.	84,000	852
Taiwan Cement Corp.	1,044,702	1,523
Taiwan Semiconductor Manufacturing Co., Ltd.	4,280,205	47,261
Vanguard International Semiconductor Corp.	1,091,000	2,886
		84,732
Thailand (2.2%)
Bangkok Dusit Medical Services PCL (Foreign Shares)	4,941,200	4,282
CP ALL PCL (Foreign Shares)	1,925,100	4,639
Muangthai Capital PCL (Foreign Shares)	1,624,200	3,452
PTT PCL (Foreign Shares)	3,952,600	5,800
		18,173
	Shares	Value (000)
Turkey (1.8%)
Akbank T.A.S. (a)	6,258,251	$8,532
Tupras Turkiye Petrol Rafinerileri AS	279,261	5,952
		14,484
United States (0.8%)
NIKE, Inc., Class B	60,594	6,139
Total Common Stocks (Cost $624,371)		809,576
Short-Term Investments (1.2%)
Securities held as Collateral on Loaned Securities (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $4,264)	4,263,543	4,264
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,308)	5,308,294	5,308
Total Short-Term Investments (Cost $9,572)		9,572
Total Investments (100.7%) (Cost $633,943) Including $4,042 of Securities Loaned (d)(e)(f)		819,148
Liabilities in Excess of Other Assets (–0.7%)		(5,749)
Net Assets (100.0%)		$813,399

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2019.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contract.

(e)  The approximate fair value and percentage of net assets, $217,441,000 and 26.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $648,195,000. The aggregate gross unrealized appreciation is approximately $183,974,000 and the aggregate gross unrealized depreciation is approximately $13,531,000, resulting in net unrealized appreciation of approximately $170,443,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

OTCBB  OTC Bulletin Board.

PJSC  Public Joint Stock Company.

XLON  London Stock Exchange.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2019:

Counterparty	Contract to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
Goldman Sachs International	HKD	934,717	$119,401	2/7/20	$(510)

HKD  —  Hong Kong Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	45.2%
Banks	24.4
Semiconductors & Semiconductor Equipment	7.8
Interactive Media & Services	6.2
Food & Staples Retailing	6.2
Internet & Direct Marketing Retail	5.2
Insurance	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $510,000.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $624,371)	$809,576
Investment in Security of Affiliated Issuer, at Value (Cost $9,572)	9,572
Total Investments in Securities, at Value (Cost $633,943)	819,148
Foreign Currency, at Value (Cost $812)	819
Receivable for Investments Sold	3,150
Dividends Receivable	1,786
Receivable for Fund Shares Sold	722
Tax Reclaim Receivable	194
Receivable from Affiliate	11
Receivable from Securities Lending Income	3
Other Assets	117
Total Assets	825,950
Liabilities:
Collateral on Securities Loaned, at Value	4,264
Payable for Investments Purchased	2,612
Payable for Fund Shares Redeemed	2,278
Payable for Advisory Fees	1,523
Deferred Capital Gain Country Tax	793
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	510
Payable for Reorganization Expense	191
Payable for Custodian Fees	113
Payable for Sub Transfer Agency Fees — Class I	50
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	42
Payable for Professional Fees	41
Payable for Transfer Agency Fees — Class I	10
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	119
Total Liabilities	12,551
Net Assets	$813,399
Net Assets Consist of:
Paid-in-Capital	$636,472
Total Distributable Earnings	176,927
Net Assets	$813,399

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$277,114
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,698,325
Net Asset Value, Offering and Redemption Price Per Share	$23.69
CLASS A:
Net Assets	$11,195
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	485,629
Net Asset Value, Redemption Price Per Share	$23.05
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.28
Maximum Offering Price Per Share	$24.33
CLASS L:
Net Assets	$210
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,301
Net Asset Value, Offering and Redemption Price Per Share	$22.59
CLASS C:
Net Assets	$454
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,237
Net Asset Value, Offering and Redemption Price Per Share	$22.45
CLASS IS:
Net Assets	$524,416
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,145,622
Net Asset Value, Offering and Redemption Price Per Share	$23.68
CLASS IR:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	434
Net Asset Value, Offering and Redemption Price Per Share	$23.68
(1) Including: Securities on Loan, at Value:	$4,042

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Portfolio

Year Ended Statement of Operations	December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,820 of Foreign Taxes Withheld)	$21,522
Dividends from Security of Affiliated Issuer (Note G)	449
Income from Securities Loaned — Net	77
Total Investment Income	22,048
Expenses:
Advisory Fees (Note B)	6,997
Administration Fees (Note C)	694
Custodian Fees (Note F)	481
Excise Tax	440
Sub Transfer Agency Fees — Class I	309
Sub Transfer Agency Fees — Class A	16
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	144
Registration Fees	105
Transfer Agency Fees — Class I (Note E)	65
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	50
Shareholder Services Fees — Class A (Note D)	35
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	4
Directors' Fees and Expenses	41
Pricing Fees	7
Other Expenses	56
Expenses Before Non Operating Expenses	9,458
Bank Overdraft Expense	35
Total Expenses	9,493
Waiver of Advisory Fees (Note B)	(777)
Reimbursement of Class Specific Expenses — Class I (Note B)	(51)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(33)
Net Expenses	8,626
Net Investment Income	13,422
Realized Gain (Loss):
Investments Sold (Net of $245 of Capital Gain Country Tax)	106,005
Foreign Currency Forward Exchange Contracts	(3,050)
Foreign Currency Translation	(619)
Futures Contracts	4,893
Net Realized Gain	107,229
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $219)	35,592
Foreign Currency Forward Exchange Contracts	1,260
Foreign Currency Translation	(32)
Futures Contracts	363
Net Change in Unrealized Appreciation (Depreciation)	37,183
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	144,412
Net Increase in Net Assets Resulting from Operations	$157,834

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,422	$15,055
Net Realized Gain	107,229	49,116
Net Change in Unrealized Appreciation (Depreciation)	37,183	(303,741)
Net Increase (Decrease) in Net Assets Resulting from Operations	157,834	(239,570)
Dividends and Distributions to Shareholders:
Class I	(33,365)	(5,586)
Class A	(1,495)	(266)
Class L	(29)	(3)
Class C	(55)	(3)
Class IS	(62,373)	(20,307)
Class IR	(1)	(— @)
Total Dividends and Distributions to Shareholders	(97,318)	(26,165)
Capital Share Transactions:(1)
Class I:
Subscribed	28,345	60,621
Issued due to a Tax-free Reorganization	438,765	—
Distributions Reinvested	31,579	5,497
Redeemed	(457,409)	(120,158)
Class A:
Subscribed	3,722	7,227
Distributions Reinvested	1,482	258
Redeemed	(8,421)	(13,497)
Class L:
Exchanged	—	118
Distributions Reinvested	29	3
Redeemed	(127)	(33)
Class C:
Subscribed	108	96
Distributions Reinvested	55	3
Redeemed	(28)	(500)
Class IS:
Subscribed	100,062	135,108
Distributions Reinvested	52,608	18,614
Redeemed	(478,275)	(189,029)
Class IR:
Subscribed	—	10 (a)
Distributions Reinvested	1	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(287,504)	(95,662)
Redemption Fees	11	3
Total Decrease in Net Assets	(226,977)	(361,394)
Net Assets:
Beginning of Period	1,040,376	1,401,770
End of Period	$813,399	$1,040,376

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,180	2,291
Shares Issued due to a Tax-free Reorganization	17,868	—
Shares Issued on Distributions Reinvested	1,359	246
Shares Redeemed	(18,880)	(4,615)
Net Increase (Decrease) in Class I Shares Outstanding	1,527	(2,078)
Class A:
Shares Subscribed	157	277
Shares Issued on Distributions Reinvested	66	12
Shares Redeemed	(356)	(549)
Net Decrease in Class A Shares Outstanding	(133)	(260)
Class L:
Shares Exchanged	—	5
Shares Issued on Distributions Reinvested	1	—	@@
Shares Redeemed	(5)	(1)
Net Increase (Decrease) in Class L Shares Outstanding	(4)	4
Class C:
Shares Subscribed	5	4
Shares Issued on Distributions Reinvested	2	—
Shares Redeemed	(1)	(20)
Net Increase (Decrease) in Class C Shares Outstanding	6	(16)
Class IS:
Shares Subscribed	4,177	4,875
Shares Issued on Distributions Reinvested	2,266	834
Shares Redeemed	(19,685)	(7,321)
Net Decrease in Class IS Shares Outstanding	(13,242)	(1,612)
Class IR:
Shares Subscribed	—	—	@@(a)
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IR Shares Outstanding	— @@	—	@@(a)

(a)  For the period June 15, 2018 through December 31, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$22.53		$27.95		$20.83		$19.68		$22.13
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.41		0.28		0.19		0.17		0.15
Net Realized and Unrealized Gain (Loss)	3.92		(5.15)		7.10		1.15		(2.43)
Total from Investment Operations	4.33		(4.87)		7.29		1.32		(2.28)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.35)		(0.17)		(0.17)		(0.17)
Net Realized Gain	(2.99)		(0.20)		—		—		—
Total Distributions	(3.17)		(0.55)		(0.17)		(0.17)		(0.17)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$23.69		$22.53		$27.95		$20.83		$19.68
Total Return(4)	19.44%		(17.32)%		34.97%		6.73%		(10.33)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$277,114		$229,132		$342,400		$282,674		$531,194
Ratio of Expenses Before Expense Limitation	1.16%		N/A		1.07%		1.16%		1.45%
Ratio of Expenses After Expense Limitation	1.05	%(5)	1.03	%(5)	1.04	%(5)	1.11	%(5)(7)	1.24	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.05	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.69	%(5)	1.08	%(5)	0.75	%(5)	0.83	%(5)	0.68	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	58%		56%		35%		33%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$21.99		$27.24		$20.31		$19.19		$21.57
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.20		0.10		0.11		0.07
Net Realized and Unrealized Gain (Loss)	3.85		(5.01)		6.92		1.11		(2.36)
Total from Investment Operations	4.15		(4.81)		7.02		1.22		(2.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.24)		(0.09)		(0.10)		(0.09)
Net Realized Gain	(2.99)		(0.20)		—		—		—
Total Distributions	(3.09)		(0.44)		(0.09)		(0.10)		(0.09)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$23.05		$21.99		$27.24		$20.31		$19.19
Total Return(4)	19.08%		(17.58)%		34.54%		6.37%		(10.63)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,195		$13,605		$23,952		$18,824		$19,065
Ratio of Expenses Before Expense Limitation	1.43%		N/A		1.40%		1.48%		1.76%
Ratio of Expenses After Expense Limitation	1.34	%(5)	1.34	%(5)	1.36	%(5)	1.45	%(5)(7)	1.56	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.34	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.26	%(5)	0.78	%(5)	0.42	%(5)	0.55	%(5)	0.34	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	58%		56%		35%		33%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$21.64		$26.85		$20.08		$18.98		$21.39
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.17		0.05		(0.01)		0.00	(3)	(0.04)
Net Realized and Unrealized Gain (Loss)	3.77		(4.91)		6.80		1.10		(2.33)
Total from Investment Operations	3.94		(4.86)		6.79		1.10		(2.37)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.15)		(0.02)		—		(0.04)
Net Realized Gain	(2.99)		(0.20)		—		—		—
Total Distributions	(2.99)		(0.35)		(0.02)		—		(0.04)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$22.59		$21.64		$26.85		$20.08		$18.98
Total Return(4)	18.37%		(18.03)%		33.80%		5.80%		(11.11)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$210		$292		$253		$239		$226
Ratio of Expenses Before Expense Limitation	2.47%		2.55%		2.54%		2.69%		2.78%
Ratio of Expenses After Expense Limitation	1.90	%(5)	1.89	%(5)	1.90	%(5)	2.01	%(5)(7)	2.09	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.90	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	0.73	%(5)	0.20	%(5)	(0.03	)%(5)	0.00	%(5)(8)	(0.19	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	58%		56%		35%		33%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Portfolio

	Class C
			Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$21.57		$26.66		$19.99		$18.95		$23.16
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.11		0.04		(0.09)		(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss)	3.76		(4.93)		6.78		1.09		(4.14)
Total from Investment Operations	3.87		(4.89)		6.69		1.05		(4.17)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(4)	(0.02)		(0.01)		(0.04)
Net Realized Gain	(2.99)		(0.20)		—		—		—
Total Distributions	(2.99)		(0.20)		(0.02)		(0.01)		(0.04)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$22.45		$21.57		$26.66		$19.99		$18.95
Total Return(5)	18.16%		(18.26)%		33.45%		5.56%		(18.03	)%(10)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$454		$309		$817		$608		$10
Ratio of Expenses Before Expense Limitation	2.58%		2.37%		2.30%		2.58%		22.89	%(11)
Ratio of Expenses After Expense Limitation	2.15	%(6)	2.14	%(6)	2.15	%(6)	2.24	%(6)(8)	2.33	%(6)(7)(11)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	2.15	%(6)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	0.47	%(6)	0.17	%(6)	(0.36	)%(6)	(0.19	)%(6)	(0.23	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.01%		0.00	%(9)	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	58%		56%		35%		33%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$22.52		$27.96		$20.83		$19.68		$22.14
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.36		0.31		0.21		0.21		0.17
Net Realized and Unrealized Gain (Loss)	4.00		(5.17)		7.11		1.12		(2.44)
Total from Investment Operations	4.36		(4.86)		7.32		1.33		(2.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.38)		(0.19)		(0.18)		(0.19)
Net Realized Gain	(2.99)		(0.20)		—		—		—
Total Distributions	(3.20)		(0.58)		(0.19)		(0.18)		(0.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$23.68		$22.52		$27.96		$20.83		$19.68
Total Return(4)	19.58%		(17.25)%		35.09%		6.79%		(10.29)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$524,416		$797,029		$1,034,348		$657,106		$297,469
Ratio of Expenses Before Expense Limitation	1.04%		N/A		0.98%		1.07%		1.35%
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.92	%(5)	0.95	%(5)	1.04	%(5)(7)	1.16	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.95	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.47	%(5)	1.21	%(5)	0.82	%(5)	0.99	%(5)	0.75	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	58%		56%		35%		33%		40%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$22.54		$26.23
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.40		0.20
Net Realized and Unrealized Gain (Loss)	3.94		(3.31)
Total from Investment Operations	4.34		(3.11)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.38)
Net Realized Gain	(2.99)		(0.20)
Total Distributions	(3.20)		(0.58)
Redemption Fees	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$23.68		$22.54
Total Return(4)	19.53%		(11.82	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10		$9
Ratio of Expenses Before Expense Limitation	21.52%		19.46	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.93	%(5)(8)
Ratios of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.95	%(5)	N/A
Ratio of Net Investment Income	1.62	%(5)	1.56	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	58%		56%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On February 22, 2019, the Fund acquired the net assets of Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund"), a closed-end management investment company, based on the respective valuations as of the close of business on February 22, 2019, pursuant to a Plan of Reorganization approved by the shareholders of Emerging Markets Fund on January 7, 2019 ("Reorganization A"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 9,264,009 Class I shares of the Fund at a net asset value ("NAV") of $24.31 for 13,428,781 shares of Emerging Markets Fund. The net assets of Emerging Markets Fund before Reorganization A were approximately $225,208,000, including unrealized appreciation (depreciation) of approximately $24,269,000 at February 22, 2019. The investment portfolio of Emerging Markets Fund, with a fair value of approximately $220,642,000 and identified cost of approximately $196,373,000, on February 22, 2019, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Emerging Markets Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to Reorganization A, the net assets of the Fund were approximately $1,130,576,000. Immediately after

Reorganization A, the net assets of the Fund were approximately $1,355,784,000.

Upon closing of Reorganization A, shareholders of Emerging Markets Fund received shares of the Fund as follows:

Emerging Markets Fund	Emerging Markets Portfolio
Common Shares	Class I

Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the year ended December 31, 2019, are approximately as follows:

Net investment income(1)	$14,773,000
Net realized gain and unrealized gain(2)	$189,147,000
Net increase in net assets resulting from operations	$203,920,000

(1) Approximately $13,422,000 as reported, plus approximately $361,000 Emerging Markets Fund prior to Reorganization A, plus approximately $990,000 of estimated pro-forma eliminated expenses.

(2) Approximately $144,412,000 as reported, plus approximately $44,735,000 Emerging Markets Fund prior to Reorganization A.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Emerging Markets Fund that have been included in the Fund's Statement of Operations since February 22, 2019.

On April 5, 2019, the Fund acquired the net assets of Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund"), a closed-end management investment company, based on the respective valuations as of the close of business on April 5, 2019, pursuant to a Plan of Reorganization approved by the shareholders of Asia-Pacific Fund on March 8, 2019 ("Reorganization B"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 8,604,225 Class I shares of the Fund at a NAV of $24.82 for 12,679,878 shares of Asia-Pacific Fund. The net assets of Asia-Pacific Fund before Reorganization B were approximately $213,557,000, including unrealized appreciation (depreciation) of approximately $20,463,000 at April 5, 2019. The investment portfolio of Asia-Pacific Fund, with a fair value of approximately $209,696,000 and identified cost of approximately $189,233,000, on April 5, 2019, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Asia-Pacific Fund was carried forward to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to Reorganization B, the net assets of the Fund were approximately $840,351,000. Immediately after Reorganization B, the net assets of the Fund were approximately $1,053,908,000.

Upon closing of Reorganization B, shareholders of Asia-Pacific Fund received shares of the Fund as follows:

Asia-Pacific Fund	Emerging Markets Portfolio
Common Shares	Class I

Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the year ended December 31, 2019, are approximately as follows:

Net investment income(1)	$15,510,000
Net realized gain and unrealized gain(2)	$190,531,000
Net increase in net assets resulting from operations	$206,041,000

(1) Approximately $13,422,000 as reported, plus approximately $994,000 Asia-Pacific Fund prior to Reorganization B, plus approximately $1,094,000 of estimated pro-forma eliminated expenses.

(2) Approximately $144,412,000 as reported, plus approximately $46,119,000 Asia-Pacific Fund prior to Reorganization B.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Asia-Pacific Fund that have been included in the Fund's Statement of Operations since April 5, 2019.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If the Adviser or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's

Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$4,770	$6,430	$—	$11,200
Banks	137,956	61,241	—	199,197
Beverages	22,396	11,439	—	33,835
Capital Markets	2,429	13,037	—	15,466
Chemicals	—	1,997	—	1,997
Construction & Engineering	7,076	—	—	7,076
Construction Materials	15,689	—	—	15,689
Consumer Finance	—	3,452	—	3,452
Diversified Consumer Services	12,959	—	—	12,959
Diversified Financial Services	3,482	—	—	3,482
Diversified Telecommunication Services	—	13,578	—	13,578
Electronic Equipment, Instruments & Components	8,270	—	—	8,270
Entertainment	—	5,429	—	5,429
Food & Staples Retailing	37,132	13,355	—	50,487
Food Products	14,893	—	—	14,893
Gas Utilities	6,508	—	—	6,508
Health Care Providers & Services	3,339	11,453	—	14,792
Hotels, Restaurants & Leisure	4,283	4,006	—	8,289
Industrial Conglomerates	12,847	350	—	13,197
Information Technology Services	8,251	—	—	8,251
Insurance	40,917	—	—	40,917
Interactive Media & Services	50,816	—	—	50,816
Internet & Direct Marketing Retail	42,079	—	—	42,079
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Life Sciences Tools & Services	$—	$2,561	$—	$2,561
Metals & Mining	21,333	—	—	21,333
Multi-Line Retail	—	10,154	—	10,154
Oil, Gas & Consumable Fuels	5,952	26,104	—	32,056
Personal Products	—	4,745	—	4,745
Pharmaceuticals	12,896	8,243	—	21,139
Real Estate Management & Development	10,270	4,057	—	14,327
Semiconductors & Semiconductor Equipment	63,349	—	—	63,349
Specialty Retail	—	4,449	—	4,449
Tech Hardware, Storage & Peripherals	—	17,789	—	17,789
Textiles, Apparel & Luxury Goods	18,818	11,745	—	30,563
Wireless Telecommunication Services	5,252	—	—	5,252
Total Common Stocks	573,962	235,614	—	809,576
Short-Term Investments
Investment Company	9,572	—	—	9,572
Total Assets	$583,534	$235,614	$—	$819,148
Liabilities:
Foreign Currency Forward Exchange Contract	—	(510)	—	(510)
Total	$583,534	$235,104	$—	$818,638

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.
26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

As of December 31, 2019, the Fund did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(510)

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(3,050)
Equity Risk	Futures Contract	4,893
	Total	$1,843
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,260
Equity Risk	Futures Contract	363
	Total	$1,623

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$—	$(510)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$510	$—	$—	$510

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$156,533,000
Futures Contracts:
Average monthly notional value	$40,498,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,042	(c)	$—	$(4,042	)(d)(e)	$0

(c) Represents market value of loaned securities at year end.

(d) The Fund received cash collateral of approximately $4,264,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(e) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$4,264	$—	$—	$—	$4,264
Total Borrowings	$4,264	$—	$—	$—	$4,264
Gross amount of recognized liabilities for securities lending transactions					$4,264

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $777,000 of advisory fees were waived and approximately $57,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $492,376,000 and $993,115,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $33,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$78,197	$728,613	$797,238	$449
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$9,572

During the year ended December 31, 2019, the Fund incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,000	$91,318	$17,069	$9,096

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and tax adjustments related to the Reorganization A and B, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(26,073)	$26,073

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,837	$4,178

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.5%.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 0.17% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $116,931,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $8,745,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $2,745,000 and has derived net income from sources within foreign countries amounting to approximately $25,307,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

34

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

35

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
2904495 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Fixed Income Opportunities Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Privacy Notice	33
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Fixed Income Opportunities Portfolio Class I	$1,000.00	$1,033.20	$1,020.97	$4.30	$4.28	0.84%
Emerging Markets Fixed Income Opportunities Portfolio Class A	1,000.00	1,031.70	1,019.26	6.04	6.01	1.18
Emerging Markets Fixed Income Opportunities Portfolio Class L	1,000.00	1,030.90	1,018.00	7.32	7.27	1.43
Emerging Markets Fixed Income Opportunities Portfolio Class C	1,000.00	1,028.50	1,015.43	9.92	9.86	1.94
Emerging Markets Fixed Income Opportunities Portfolio Class IS	1,000.00	1,033.40	1,021.12	4.15	4.13	0.81

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

The Fund seeks high total return.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.41% net of fees. The Fund's Class I shares outperformed the Fund's new benchmark, the J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted (the "Index"), which returned 13.93% for the year ended December 31, 2019 and was composed of one-third J.P. Morgan Emerging Markets Bond Global Diversified Index (returned 15.04%), one-third J.P. Morgan GBI-EM Global Diversified Index (returned 13.47%) and one-third J.P. Morgan CEMBI Broad Diversified Index (returned 13.09%). The Fund's Class I shares outperformed the Fund's old benchmark, the Blended Index, which for the year ended December 31, 2019 returned 13.73% and was composed of one-third J.P. Morgan Emerging Markets Bond Global Index (returned 14.42%), one-third J.P. Morgan GBI-EM Diversified Bond Index (returned 13.47%) and one-third J.P. Morgan CEMBI Broad Diversified Index (returned 13.09%). Effective close of business on December 31, 2019, the Fund's primary benchmark has changed to J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging market (EM) fixed income debt returned 13.93% in 2019, as measured by the Index. Dollar-denominated sovereign debt outperformed dollar-denominated corporate debt during the year, and both of which outperformed EM domestic debt as EM local bond performance outpaced currency returns.

•  During the period, broad duration and yield curve positioning contributed to relative performance, as did allocations across and security selection within countries. Specifically, overweight positions in Nigeria, Ukraine, Ecuador, Angola, Senegal, Paraguay and Indonesia contributed the most, as did security selection in Mexico, Nigeria and South Africa.

•  Conversely, currency positions and an overweight position in Argentina detracted from relative performance, as did an underweight position in Turkey, primarily local bond positions and dollar-denominated corporates. Amid a rallying market and falling U.S. Treasury yields, countries where we were underweight detracted from relative performance, specifically those with higher credit qualities and longer duration, specifically China, Thailand, Chile, the Philippines, Peru, Hong Kong and Oman. Security selection in Israel and positioning in Russia also detracted from relative performance.

•  Derivative usage, aside from the use of currency forwards and bond futures to hedge interest rates, did not have a material impact on performance in the period.

Management Strategies

•  In our view, stabilizing but still subpar global growth will reign in 2020. Our baseline scenario envisions a global economic backdrop only marginally better than in 2019, thus leaving global monetary policy accommodation largely in place. Though we see widening emerging market-developed market growth differentials supporting EM assets, we expect EM fixed income to deliver more subdued returns relative to 2019, given our views on current valuations and limited scope for aggressive monetary policy accommodation in the developed world.

•  In local rates, we see the most attractive opportunities in countries with subdued inflation and generous real rates (Russia, Indonesia and Mexico) or implementing reforms that could cause risk premiums to compress (most notably, Brazil). EM currencies, relative laggards versus the U.S. dollar in 2019, could also offer value. However, we believe opportunities may arise in currencies of economies experiencing cyclical rebounds and showing robust external accounts (for example, Russian ruble and Brazilian real). In hard currency debt, valuations are less convincing after a solid performance in 2019, with limited opportunities in investment grade and potentially more interesting alternatives in high yield sovereigns undergoing structural reforms, such as Ukraine, Egypt or Angola. We will also monitor countries currently

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

undergoing political transitions such as Sri Lanka and Argentina, but we remain sidelined for the time being, awaiting more clarity on politics. As for EM corporates, we see the benign macro outlook as supportive of credit fundamentals, with the financial discipline practiced by EM companies' managements leading us to expect default rates to remain limited and idiosyncratic. As such, we believe there will be interest to return to high yield at the expense of investment grade credit and higher quality duration, which were very much the market's focus in second half of 2019. We think that, on the margin, risks are skewed to the downside, given the optimism already priced in on trade issues and heightened and increasing social tensions in EM economies, which could give rise to populism and a deterioration in economic policymaking.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Performance Compared to the J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted(1), the Emerging Markets Fixed Income Blend Index(2), the Blended Index(3) and the Lipper Emerging Markets Hard Currency Debt Funds Index(4)

	Period Ended December 31, 2019 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(6)	14.41%	5.89%	—	4.93%
Fund — Class A Shares w/o sales charges(6)	14.03	5.55	—	4.58
Fund — Class A Shares with maximum 3.25% sales charges(6)	10.27	4.86	—	4.12
Fund — Class L Shares w/o sales charges(6)	13.76	5.25	—	4.28
Fund — Class C Shares w/o sales charges(8)	13.19	—	—	4.14
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	12.19	—	—	4.14
Fund — Class IS Shares w/o sales charges(7)	14.44	5.91	—	5.54
J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted	13.93	5.05	—	4.46
Emerging Markets Fixed Income Blend Index	13.73	5.97	—	5.50
Blended Index	13.73	4.93	—	4.26
Lipper Emerging Markets Hard Currency Debt Funds Index	13.26	5.20	—	4.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The J.P. Morgan Emerging Markets Blended Index (JEMB) — Equal Weighted is an equal weighted index of 1/3 J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified Index) (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding), 1/3 J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index) (a benchmark that tracks local currency government bonds issued by emerging markets) and 1/3 J.P. Morgan Corporate Emerging Markets Bond

Index Broad Diversified (CEMBI Broad Diversified Index) (a benchmark that tracks performance of corporate issued debt instruments issued by emerging markets) that blends U.S. Dollar local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective close of business on December 31, 2019, the Fund changed it's primary benchmark to J.P. Morgan Emerging Markets Blended Index (JEMB)-Equal Weighted because the Investment Adviser believes it's a more appropriate benchmark for the Fund.

(2)  The Emerging Markets Fixed Income Blend Index is a performance linked benchmark of the old and new benchmarks of the Fund, the old benchmarks represented by J.P. Morgan Emerging Markets Bond Global Index (EMBI Global Index) for period from the Fund's inception to September 25, 2015 and also the Blended Index which consists of 1/3 J.P. Morgan EMBI Global Index, 1/3 J.P. Morgan GBI-EM Global Diversified Index, 1/3 J.P. Morgan CEMBI Broad Diversified Index for periods from September 26, 2015 to December 31, 2019 and the new benchmark represented by J.P. Morgan Emerging Markets Blended Index (JEMB)-Equal Weighted for periods thereafter. Following close of business on September 25, 2015, Morgan Stanley Institutional Fund, Inc. Emerging Markets Domestic Debt Portfolio merged into Morgan Stanley Institutional Fund, Inc. Emerging Markets External Debt Portfolio. In conjunction with this Reorganization, the Fund was renamed Morgan Stanley Institutional Fund, Inc. Emerging Markets Fixed Income Opportunities Portfolio and changed its principal investment policy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Blended Index which is comprised of 1/3 J.P. Morgan Emerging Markets Bond Global Index (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities), 1/3 J.P. Morgan Government Bond Index- Emerging Markets Global Diversified Index (a benchmark that tracks local currency government bonds issued by emerging markets) and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (a benchmark that tracks performance of corporate issued debt instruments issued by emerging markets). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Emerging Markets Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Hard Currency Debt Funds classification.

(5)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(6)  Commenced operations on May 24, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (89.4%)
Angola (0.6%)
Sovereign (0.6%)
Angolan Government International Bond,
8.00%, 11/26/29 (a)		$330	$353
Argentina (1.4%)
Corporate Bonds (1.4%)
Pampa Energia SA,
9.13%, 4/15/29 (a)		150	130
Province of Santa Fe,
6.90%, 11/1/27 (a)		400	318
Provincia de Cordoba,
7.45%, 9/1/24 (a)		330	239
Provincia de Entre Rios Argentina,
8.75%, 2/8/25 (a)		230	139
Telecom Argentina SA,
8.00%, 7/18/26 (a)		50	48
			874
Azerbaijan (0.6%)
Sovereign (0.6%)
Republic of Azerbaijan International Bond,
3.50%, 9/1/32		360	355
Bahrain (0.6%)
Sovereign (0.6%)
Bahrain Government International Bond,
7.50%, 9/20/47		300	366
Belarus (0.7%)
Sovereign (0.7%)
Republic of Belarus International Bond,
6.20%, 2/28/30 (a)		400	426
Brazil (8.6%)
Corporate Bonds (3.2%)
Braskem Netherlands Finance BV,
4.50%, 1/31/30 (a)		300	299
CSN Resources SA,
7.63%, 4/17/26 (a)		260	277
Embraer Netherlands Finance BV,
5.05%, 6/15/25		240	264
5.40%, 2/1/27		82	93
Hidrovias International Finance SARL,
5.95%, 1/24/25 (a)		200	208
5.95%, 1/24/25		400	415
Minerva Luxembourg SA,
5.88%, 1/19/28 (a)		200	210
6.50%, 9/20/26		200	213
			1,979
Sovereign (5.4%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/25 – 1/1/27	BRL	11,513	3,331
			5,310
	Face Amount (000)		Value (000)
Chile (1.7%)
Corporate Bond (0.7%)
Geopark Ltd.,
6.50%, 9/21/24 (a)		$400	$418
Sovereign (1.0%)
Bonos de la Tesoreria de la Republica en pesos,
4.50%, 3/1/26	CLP	405,000	594
			1,012
China (3.4%)
Corporate Bonds (2.7%)
China Evergrande Group,
8.25%, 3/23/22		$250	235
China SCE Group Holdings Ltd.,
7.38%, 4/9/24		250	256
Country Garden Holdings Co., Ltd.,
7.25%, 4/8/26		260	284
Kaisa Group Holdings Ltd.,
11.75%, 2/26/21		270	284
Scenery Journey Ltd.,
11.00%, 11/6/20		270	276
Sunac China Holdings Ltd.,
7.50%, 2/1/24		300	310
			1,645
Sovereign (0.7%)
Sinopec Group Overseas Development 2018 Ltd.,
2.95%, 11/12/29 (a)		400	402
			2,047
Colombia (4.6%)
Corporate Bonds (2.6%)
Canacol Energy Ltd.,
7.25%, 5/3/25 (a)		400	423
Millicom International Cellular SA,
6.00%, 3/15/25		685	712
Termocandelaria Power Ltd.,
7.88%, 1/30/29 (a)		400	442
			1,577
Sovereign (2.0%)
Colombian TES, Series B
6.00%, 4/28/28	COP	1,852,200	561
7.00%, 6/30/32		253,800	81
7.50%, 8/26/26		1,315,100	437
10.00%, 7/24/24		454,100	164
			1,243
			2,820
Costa Rica (0.3%)
Sovereign (0.3%)
Costa Rica Government International Bond,
6.13%, 2/19/31 (a)		$200	213

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Dominican Republic (1.0%)
Corporate Bond (0.7%)
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It, (Units)
7.95%, 5/11/26 (a)(b)		$400	$426
Sovereign (0.3%)
Dominican Republic International Bond,
9.75%, 6/5/26 (a)	DOP	10,550	205
			631
Ecuador (1.1%)
Sovereign (1.1%)
Ecuador Government International Bond,
7.88%, 1/23/28		$240	214
8.88%, 10/23/27		290	267
10.75%, 1/31/29		200	195
			676
Egypt (3.3%)
Corporate Bond (1.0%)
African Export-Import Bank (The),
3.99%, 9/21/29 (a)		590	600
Sovereign (2.3%)
Egypt Government Bond,
15.90%, 7/2/24	EGP	9,250	624
Egypt Government International Bond,
4.75%, 4/16/26	EUR	100	118
6.38%, 4/11/31 (a)		330	397
8.15%, 11/20/59 (a)		$260	279
			1,418
			2,018
El Salvador (0.4%)
Sovereign (0.4%)
El Salvador Government International Bond,
7.12%, 1/20/50 (a)		150	160
8.63%, 2/28/29 (a)		80	96
			256
Georgia (0.6%)
Corporate Bonds (0.6%)
Bank of Georgia JSC,
11.00%, 6/1/20 (a)	GEL	500	175
TBC Bank JSC,
5.75%, 6/19/24 (a)		$200	207
			382
Ghana (1.5%)
Corporate Bond (0.7%)
Kosmos Energy Ltd.,
7.13%, 4/4/26 (a)		400	410
	Face Amount (000)		Value (000)
Sovereign (0.8%)
Ghana Government International Bond,
8.63%, 6/16/49 (a)		$260	$260
8.95%, 3/26/51 (a)		200	205
			465
			875
Guatemala (0.5%)
Sovereign (0.5%)
Guatemala Government Bond,
4.88%, 2/13/28		300	320
Hungary (0.8%)
Sovereign (0.8%)
Hungary Government Bond,
3.00%, 10/27/27	HUF	94,900	355
5.50%, 6/24/25		39,170	164
			519
India (0.7%)
Corporate Bonds (0.7%)
Greenko Investment Co.,
4.88%, 8/16/23 (a)		$240	239
Shriram Transport Finance Co., Ltd.,
5.95%, 10/24/22 (a)		200	206
			445
Indonesia (5.4%)
Corporate Bonds (1.0%)
Jababeka International BV,
6.50%, 10/5/23 (a)		460	421
Soechi Capital Pte Ltd.,
8.38%, 1/31/23 (a)		200	175
			596
Sovereign (4.4%)
Indonesia Government International Bond,
5.35%, 2/11/49		200	257
Indonesia Treasury Bond,
7.50%, 8/15/32	IDR	10,890,000	787
8.13%, 5/15/24		10,167,000	782
8.38%, 3/15/34 – 4/15/39		5,600,000	433
8.75%, 5/15/31		1,310,000	105
9.00%, 3/15/29		1,395,000	113
Pertamina Persero PT,
6.50%, 11/7/48 (a)		$200	263
			2,740
			3,336
Iraq (0.3%)
Sovereign (0.3%)
Iraq International Bond,
6.75%, 3/9/23 (a)		200	205

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Israel (0.7%)
Corporate Bonds (0.7%)
Teva Pharmaceutical Finance Co., BV,
2.95%, 12/18/22		$220	$210
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		210	204
			414
Jamaica (0.8%)
Sovereign (0.8%)
Jamaica Government International Bond,
8.00%, 3/15/39		350	477
Jordan (0.7%)
Sovereign (0.7%)
Jordan Government International Bond,
7.38%, 10/10/47 (a)		400	428
Lebanon (0.2%)
Sovereign (0.2%)
Lebanon Government International Bond,
6.85%, 3/23/27		266	120
Lithuania (0.5%)
Corporate Bond (0.5%)
ASG Finance Designated Activity Co.,
7.88%, 12/3/24 (a)		340	331
Malaysia (1.9%)
Sovereign (1.9%)
Malaysia Government Bond,
3.66%, 10/15/20	MYR	137	34
3.96%, 9/15/25		2,077	526
4.16%, 7/15/21		875	218
4.18%, 7/15/24		762	194
4.23%, 6/30/31		246	64
4.50%, 4/15/30		559	148
			1,184
Mexico (10.4%)
Corporate Bonds (2.5%)
Alfa SAB de CV,
6.88%, 3/25/44		$400	487
Alpha Holding SA de CV,
10.00%, 12/19/22 (a)		200	205
Financiera Independencia SAB de CV SOFOM ENR,
8.00%, 7/19/24 (a)		250	234
Trust F/1401,
6.39%, 1/15/50 (a)		240	259
Unifin Financiera SAB de CV SOFOM ENR,
8.38%, 1/27/28 (a)		350	358
			1,543
	Face Amount (000)		Value (000)
Sovereign (7.9%)
Mexican Bonos, Series M
6.50%, 6/10/21	MXN	9,837	$519
7.50%, 6/3/27		18,442	1,014
7.75%, 5/29/31		3,017	170
8.00%, 6/11/20 – 12/7/23		7,672	412
10.00%, 12/5/24		16,528	993
Mexico Government International Bond,
4.60%, 1/23/46		$260	283
Petroleos Mexicanos,
6.35%, 2/12/48		300	290
6.50%, 3/13/27 – 1/23/29		626	664
6.75%, 9/21/47		490	493
			4,838
			6,381
Moldova (0.4%)
Corporate Bond (0.4%)
Aragvi Finance International DAC,
12.00%, 4/9/24 (a)		260	278
Nigeria (3.2%)
Corporate Bonds (2.2%)
Fidelity Bank PLC,
10.50%, 10/16/22 (a)		420	471
IHS Netherlands Holdco BV,
8.00%, 9/18/27 (a)		270	288
United Bank for Africa PLC,
7.75%, 6/8/22 (a)		540	576
			1,335
Sovereign (1.0%)
Nigeria Government International Bond,
7.14%, 2/23/30 (a)		400	409
9.25%, 1/21/49 (a)		200	224
			633
			1,968
Oman (0.6%)
Sovereign (0.6%)
Oman Government International Bond,
6.00%, 8/1/29 (a)		350	366
Panama (0.4%)
Sovereign (0.4%)
Aeropuerto Internacional de Tocumen SA,
5.63%, 5/18/36 (a)		200	236
Paraguay (1.8%)
Sovereign (1.8%)
Paraguay Government International Bond,
4.70%, 3/27/27		200	221
4.70%, 3/27/27 (a)		400	441
5.40%, 3/30/50 (a)		400	463
			1,125

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Peru (2.0%)
Corporate Bonds (0.6%)
Banco de Credito del Peru,
2.70%, 1/11/25 (a)		$155	$154
Lima Metro Line 2 Finance Ltd.,
4.35%, 4/5/36 (a)		200	213
			367
Sovereign (1.4%)
Peru Government Bond,
5.35%, 8/12/40 (a)	PEN	370	113
5.40%, 8/12/34 (a)		869	276
6.15%, 8/12/32 (a)		1	—	@
Peruvian Government International Bond,
(Units)
6.35%, 8/12/28 (b)		1,273	446
			835
			1,202
Philippines (0.3%)
Corporate Bond (0.3%)
SMC Global Power Holdings Corp., 6.50%, 4/25/24 (c)		$200	209
Poland (4.7%)
Sovereign (4.7%)
Republic of Poland Government Bond,
2.50%, 7/25/27	PLN	3,330	904
3.25%, 7/25/25		3,014	850
4.00%, 10/25/23		1,455	416
5.75%, 10/25/21 – 9/23/22		400	114
Republic of Poland Government International Bond,
5.00%, 3/23/22		$570	610
			2,894
Qatar (1.7%)
Sovereign (1.7%)
Qatar Government International Bond,
4.82%, 3/14/49 (a)		830	1,030
Romania (0.9%)
Sovereign (0.9%)
Romania Government Bond, 4.75%, 2/24/25	RON	2,180	528
Russia (4.5%)
Sovereign (4.5%)
Russian Federal Bond — OFZ,
6.90%, 5/23/29	RUB	118,605	2,015
Russian Foreign Bond — Eurobond,
5.63%, 4/4/42		$600	787
			2,802
Saudi Arabia (1.1%)
Sovereign (1.1%)
Saudi Government International Bond,
5.25%, 1/16/50 (a)		540	672
	Face Amount (000)		Value (000)
Senegal (1.0%)
Sovereign (1.0%)
Senegal Government International Bond, 6.25%, 5/23/33 (a)		$600	$633
South Africa (4.0%)
Sovereign (4.0%)
Eskom Holdings SOC Ltd.,
7.13%, 2/11/25		200	205
8.45%, 8/10/28 (a)		400	433
Republic of South Africa Government Bond,
8.25%, 3/31/32	ZAR	7,857	515
8.75%, 1/31/44		820	52
9.00%, 1/31/40		1,500	98
South Africa Government Bond,
6.75%, 3/31/21		770	55
8.00%, 1/31/30		16,721	1,115
			2,473
Supernational (0.6%)
Sovereign (0.6%)
Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (a)		$370	377
Tanzania, United Republic of (0.7%)
Corporate Bond (0.7%)
HTA Group Ltd.,
9.13%, 3/8/22 (a)		400	414
Thailand (2.0%)
Sovereign (2.0%)
Thailand Government Bond,
3.63%, 6/16/23	THB	12,500	451
4.88%, 6/22/29		17,434	756
			1,207
Turkey (2.3%)
Sovereign (2.3%)
Turkey Government Bond,
8.00%, 3/12/25	TRY	133	19
10.50%, 8/11/27		2,170	341
11.00%, 2/24/27		586	94
Turkey Government International Bond,
6.35%, 8/10/24		$530	555
7.25%, 12/23/23		400	434
			1,443
Ukraine (2.5%)
Sovereign (2.5%)
Ukraine Government International Bond,
6.75%, 6/20/26 (a)	EUR	100	126
7.75%, 9/1/23 – 9/1/26		$513	561
9.75%, 11/1/28 (a)		200	244
9.75%, 11/1/28		520	634
			1,565

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
United Arab Emirates (1.2%)
Corporate Bonds (1.2%)
DP World PLC,
5.63%, 9/25/48 (a)		$400	$463
MAF Global Securities Ltd.,
6.38%, 3/20/26 (c)		250	260
			723
Venezuela (0.2%)
Sovereign (0.2%)
Petroleos de Venezuela SA,
6.00%, 11/15/26 (d)(e)		1,582	131
Total Fixed Income Securities (Cost $52,996)			55,050
	No. of Warrants
Warrants (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, 0.00%, expires 4/15/20 (Cost $—)		495	1
	Shares
Short-Term Investments (8.9%)
United States (7.2%)
Investment Company (7.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $4,403)		4,402,838	4,403
	Face Amount (000)
Egypt (1.0%)
Sovereign (1.0%)
Egypt Treasury Bills,
15.60%, 3/10/20	EGP	5,100	310
15.80%, 3/10/20		3,000	183
15.95%, 3/10/20		1,525	93
			586
Nigeria (0.7%)
Sovereign (0.7%)
Nigeria Treasury Bills,
17.95%, 2/27/20	NGN	38,372	103
18.30%, 2/27/20		46,512	125
19.10%, 2/27/20		86,116	231
			459
Total Sovereign (Cost $1,036)			1,045
	Face Amount (000)	Value (000)
United States (0.0%)
U.S. Treasury Security (0.0%)
U.S. Treasury Bill,
1.50%, 2/27/20 (f) (Cost $30)	$30	$30
Total Short-Term Investments (Cost $5,469)		5,478
Total Investments (98.3%) (Cost $58,465) (g)(h)		60,529
Other Assets in Excess of Liabilities (1.7%)		1,071
Net Assets (100.0%)		$61,600

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Consists of one or more classes of securities traded together as a unit.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2019.

(d)  Non-income producing security; bond in default.

(e)  Issuer in bankruptcy.

(f)  Rate shown is the yield to maturity at December 31, 2019.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(h)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $58,674,000. The aggregate gross unrealized appreciation is approximately $2,984,000 and the aggregate gross unrealized depreciation is approximately $1,175,000, resulting in net unrealized appreciation of approximately $1,809,000.

@  Value is less than $500.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized (Depreciation) (000)
State Street Bank and Trust Co.	BRL	2,453	$581	2/4/20	$(29)
Barclays Bank PLC	MXN	16,260	$841	3/18/20	(9)
Citibank NA	EUR	570	$638	3/18/20	(5)
JPMorgan Chase Bank NA	RUB	13,000	$205	3/18/20	(3)
					$(46)

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

DOP  —  Dominican Peso

EGP  —  Egyptian Pound

EUR  —  Euro

GEL  —  Georgian Lari

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NGN  —  Nigerian Naira

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	65.6%
Corporate Bonds	25.4
Short-Term Investments	9.0
Other*	0.0	**
Total Investments	100.0	%***

*  Industries and/or investment types representing less than 5% of total investments.

**  Amount is less than 0.05%.

***  Does not include open foreign currency forward exchange contracts with total unrealized depreciation of approximately $46,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $54,062)	$56,126
Investment in Security of Affiliated Issuer, at Value (Cost $4,403)	4,403
Total Investments in Securities, at Value (Cost $58,465)	60,529
Foreign Currency, at Value (Cost $177)	178
Interest Receivable	1,026
Receivable for Fund Shares Sold	24
Tax Reclaim Receivable	20
Receivable from Affiliate	5
Other Assets	32
Total Assets	61,814
Liabilities:
Deferred Capital Gain Country Tax	55
Payable for Professional Fees	51
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	46
Payable for Advisory Fees	22
Payable for Fund Shares Redeemed	9
Payable for Custodian Fees	7
Payable for Administration Fees	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	16
Total Liabilities	214
Net Assets	$61,600
Net Assets Consist of:
Paid-in-Capital	$65,358
Total Accumulated Loss	(3,758)
Net Assets	$61,600

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$58,152
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,281,525
Net Asset Value, Offering and Redemption Price Per Share	$9.25
CLASS A:
Net Assets	$2,141
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	231,474
Net Asset Value, Redemption Price Per Share	$9.24
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.31
Maximum Offering Price Per Share	$9.55
CLASS L:
Net Assets	$764
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	82,623
Net Asset Value, Offering and Redemption Price Per Share	$9.23
CLASS C:
Net Assets	$524
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	56,904
Net Asset Value, Offering and Redemption Price Per Share	$9.21
CLASS IS:
Net Assets	$19
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,013
Net Asset Value, Offering and Redemption Price Per Share	$9.25

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $53 of Foreign Taxes Withheld)	$3,143
Dividends from Security of Affiliated Issuer (Note G)	88
Total Investment Income	3,231
Expenses:
Advisory Fees (Note B)	374
Professional Fees	95
Registration Fees	70
Administration Fees (Note C)	40
Custodian Fees (Note F)	31
Shareholder Reporting Fees	22
Sub Transfer Agency Fees — Class I	17
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Pricing Fees	15
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	4
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Other Expenses	21
Total Expenses	715
Waiver of Advisory Fees (Note B)	(265)
Reimbursement of Class Specific Expenses — Class I (Note B)	(6)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(8)
Net Expenses	430
Net Investment Income	2,801
Realized Loss:
Investments Sold (Net of $20 of Capital Gain Country Tax)	(856)
Foreign Currency Forward Exchange Contracts	(116)
Foreign Currency Translation	(8)
Net Realized Loss	(980)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $34)	4,418
Foreign Currency Forward Exchange Contracts	(13)
Foreign Currency Translation	6
Net Change in Unrealized Appreciation (Depreciation)	4,411
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	3,431
Net Increase in Net Assets Resulting from Operations	$6,232

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,801	$1,695
Net Realized Loss	(980)	(736)
Net Change in Unrealized Appreciation (Depreciation)	4,411	(2,875)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,232	(1,916)
Dividends and Distributions to Shareholders:
Class I	(2,260)	(1,377)
Class A	(82)	(66)
Class L	(30)	(36)
Class C	(18)	(12)
Class IS	(18)	(39)
Paid-in-Capital:
Class I	(275)	—
Class A	(10)	—
Class L	(4)	—
Class C	(2)	—
Class IS	(2)	—
Total Dividends and Distributions to Shareholders	(2,701)	(1,530)
Capital Share Transactions:(1)
Class I:
Subscribed	22,927	16,805
Distributions Reinvested	2,529	407
Redeemed	(3,153)	(3,837)
Class A:
Subscribed	1,620	2,017
Distributions Reinvested	92	57
Redeemed	(1,006)	(1,712)
Class L:
Distributions Reinvested	34	32
Redeemed	(58)	(51)
Class C:
Subscribed	453	17
Distributions Reinvested	20	11
Redeemed	(13)	(230)
Class IS:
Subscribed	725	—
Distributions Reinvested	1	—
Redeemed	(1,430)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	22,741	13,516
Redemption Fees	— @	— @
Total Increase in Net Assets	26,272	10,070
Net Assets:
Beginning of Period	35,328	25,258
End of Period	$61,600	$35,328

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,527	1,896
Shares Issued on Distributions Reinvested	278	47
Shares Redeemed	(349)	(414)
Net Increase in Class I Shares Outstanding	2,456	1,529
Class A:
Shares Subscribed	178	213
Shares Issued on Distributions Reinvested	10	6
Shares Redeemed	(110)	(185)
Net Increase in Class A Shares Outstanding	78	34
Class L:
Shares Issued on Distributions Reinvested	4	4
Shares Redeemed	(7)	(6)
Net Decrease in Class L Shares Outstanding	(3)	(2)
Class C:
Shares Subscribed	50	2
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(1)	(27)
Net Increase (Decrease) in Class C Shares Outstanding	51	(24)
Class IS:
Shares Subscribed	81	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(158)	—
Net Decrease in Class IS Shares Outstanding	(77)	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$8.52		$9.68		$9.07		$8.53		$9.22
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.51		0.57		0.65		0.67		0.52
Net Realized and Unrealized Gain (Loss)	0.70		(1.24)		0.52		0.42		(0.68)
Total from Investment Operations	1.21		(0.67)		1.17		1.09		(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.49)		(0.56)		(0.55)		(0.53)
Paid-in-Capital	(0.05)		—		—		—		—
Total Distributions	(0.48)		(0.49)		(0.56)		(0.55)		(0.53)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.25		$8.52		$9.68		$9.07		$8.53
Total Return(4)	14.41%		(6.93)%		12.94%		12.80%		(1.83)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,152		$32,575		$22,219		$20,332		$19,219
Ratio of Expenses Before Expense Limitation	1.39%		1.98%		2.01%		2.03%		1.82%
Ratio of Expenses After Expense Limitation	0.83	%(5)	0.84	%(5)	0.83	%(5)	0.84	%(5)	0.83	%(5)
Ratio of Net Investment Income	5.65	%(5)	6.24	%(5)	6.73	%(5)	7.32	%(5)	5.74	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	58%		47%		77%		116%		111%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$8.51		$9.67		$9.06		$8.52		$9.21
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.48		0.52		0.61		0.64		0.50
Net Realized and Unrealized Gain (Loss)	0.70		(1.22)		0.52		0.42		(0.69)
Total from Investment Operations	1.18		(0.70)		1.13		1.06		(0.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.46)		(0.52)		(0.52)		(0.50)
Paid-in-Capital	(0.05)		—		—		—		—
Total Distributions	(0.45)		(0.46)		(0.52)		(0.52)		(0.50)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.24		$8.51		$9.67		$9.06		$8.52
Total Return(4)	14.03%		(7.29)%		12.54%		12.53%		(2.14)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,141		$1,306		$1,150		$972		$1,103
Ratio of Expenses Before Expense Limitation	1.81%		2.49%		2.51%		2.28%		2.49%
Ratio of Expenses After Expense Limitation	1.18	%(5)	1.19	%(5)	1.19	%(5)	1.09	%(5)	1.20	%(5)
Ratio of Net Investment Income	5.31	%(5)	5.74	%(5)	6.37	%(5)	7.03	%(5)	5.61	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	58%		47%		77%		116%		111%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$8.50		$9.65		$9.05		$8.51		$9.22
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.46		0.50		0.59		0.62		0.49
Net Realized and Unrealized Gain (Loss)	0.70		(1.22)		0.51		0.41		(0.72)
Total from Investment Operations	1.16		(0.72)		1.10		1.03		(0.23)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.43)		(0.50)		(0.49)		(0.48)
Paid-in-Capital	(0.05)		—		—		—		—
Total Distributions	(0.43)		(0.43)		(0.50)		(0.49)		(0.48)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.23		$8.50		$9.65		$9.05		$8.51
Total Return(4)	13.76%		(7.52)%		12.28%		12.15%		(2.53)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$764		$727		$842		$777		$735
Ratio of Expenses Before Expense Limitation	2.16%		2.78%		2.77%		2.78%		2.94%
Ratio of Expenses After Expense Limitation	1.43	%(5)	1.44	%(5)	1.44	%(5)	1.45	%(5)	1.45	%(5)
Ratio of Net Investment Income	5.05	%(5)	5.51	%(5)	6.11	%(5)	6.70	%(5)	5.44	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	58%		47%		77%		116%		111%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$8.50		$9.65		$9.05		$8.52		$9.52
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.41		0.46		0.50		0.54		0.32
Net Realized and Unrealized Gain (Loss)	0.70		(1.22)		0.55		0.43		(0.97)
Total from Investment Operations	1.11		(0.76)		1.05		0.97		(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.39)		(0.45)		(0.44)		(0.35)
Paid-in-Capital	(0.05)		—		—		—		—
Total Distributions	(0.40)		(0.39)		(0.45)		(0.44)		(0.35)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$9.21		$8.50		$9.65		$9.05		$8.52
Total Return(5)	13.19%		(7.98)%		11.76%		11.60%		(6.95	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$524		$48		$284		$225		$202
Ratio of Expenses Before Expense Limitation	2.92%		3.79%		3.84%		3.97%		6.28	%(9)
Ratio of Expenses After Expense Limitation	1.93	%(6)	1.94	%(6)	1.94	%(6)	1.95	%(6)	1.95	%(6)(9)
Ratio of Net Investment Income	4.54	%(6)	5.09	%(6)	5.18	%(6)	5.87	%(6)	5.34	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	58%		47%		77%		116%		111%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$8.52		$9.68		$9.07		$8.53		$9.22
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.52		0.56		0.65		0.67		0.50
Net Realized and Unrealized Gain (Loss)	0.69		(1.23)		0.52		0.42		(0.66)
Total from Investment Operations	1.21		(0.67)		1.17		1.09		(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.49)		(0.56)		(0.55)		(0.53)
Paid-in-Capital	(0.05)		—		—		—		—
Total Distributions	(0.48)		(0.49)		(0.56)		(0.55)		(0.53)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.25		$8.52		$9.68		$9.07		$8.53
Total Return(4)	14.44%		(6.91)%		12.95%		12.81%		(1.83)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19		$672		$763		$716		$673
Ratio of Expenses Before Expense Limitation	1.73%		2.22%		2.25%		2.25%		1.86%
Ratio of Expenses After Expense Limitation	0.80	%(5)	0.81	%(5)	0.81	%(5)	0.82	%(5)	0.82	%(5)
Ratio of Net Investment Income	5.72	%(5)	6.15	%(5)	6.74	%(5)	7.33	%(5)	5.45	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	58%		47%		77%		116%		111%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Fixed Income Opportunities Portfolio. The Fund seeks high total return.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$14,966	$—	$14,966
Sovereign	—	40,084	—	40,084
Total Fixed Income Securities	—	55,050	—	55,050
Warrant	—	1	—	1
Short-Term Investments
Investment Company	4,403	—	—	4,403
Sovereign	—	1,045	—	1,045
U.S. Treasury Security	—	30	—	30
Total Short-Term Investments	4,403	1,075	—	5,478
Total Assets	4,403	56,126	—	60,529
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(46)	—	(46)
Total	$4,403	$56,080	$—	$60,483

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(46)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(116)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(13)

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$—	$46

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$9	$—	$—	$9
Citibank NA	5	—	—	5
JPMorgan Chase Bank NA	3	—	—	3
State Street Bank and Trust Co.	29	—	—	29
Total	$46	$—	$—	$46

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$4,623,000

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.20% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares, 1.95% for Class C shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $265,000 of advisory fees were waived and approximately $12,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Effective August 1, 2019, the Adviser entered into a Sub-Advisory Agreement with MSIM Limited and effective December 31, 2019, the Adviser entered into a Sub-Advisery Agreement with MSIM Company, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $44,332,000 and $25,104,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,580	$33,808	$30,985	$88

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$4,403

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,408	$293	$1,530	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Accumulated Loss (000)		Paid-in- Capital (000)
$	@	$(@)

@ Amount is less than $500.

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,135,000 and $4,171,000, respectively, that do not have an expiration date. These amounts include capital losses acquired from MSIF Emerging Markets Domestic Debt that may be subject to limitation under IRC Section 382 in future years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 54.2%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption resulted in a change in accounting principle, since the Fund had historically amortized such premiums to maturity for U.S. GAAP. Accordingly, the Fund has adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments less than $500.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Fund. With respect to the Fund's results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Opportunities Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

32

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

33

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013). Chairperson of the Equity	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
2918220 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Breakout Nations Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Breakout Nations Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Emerging Markets Breakout Nations Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Breakout Nations Portfolio Class I	$1,000.00	$1,009.30	$1,019.56	$5.67	$5.70	1.12%
Emerging Markets Breakout Nations Portfolio Class A	1,000.00	1,007.20	1,017.49	7.74	7.78	1.53
Emerging Markets Breakout Nations Portfolio Class C	1,000.00	1,002.90	1,013.71	11.51	11.57	2.28
Emerging Markets Breakout Nations Portfolio Class IS	1,000.00	1,008.70	1,019.76	5.47	5.50	1.08

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Emerging Markets Breakout Nations Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.72%, net of fees. The Fund's Class I shares underperformed the Fund's new benchmark, the MSCI Emerging Markets ex China Net Index (the "Index"), which returned 16.21%, and underperformed the Fund's old benchmark, MSCI Emerging Markets Net Index, which returned 18.42%. Effective January 1, 2019, the primary benchmark changed from the MSCI Emerging Markets Net Index to the MSCI Emerging Markets ex China Net Index.

Factors Affecting Performance

•  During the year, top performing countries in the Index included Russia (+51%), Greece (+43%), Egypt (+42%), Taiwan (+36%) and Colombia (+31%). Argentina (-23%), Chile (-17%), Poland (-6%) and Saudi Arabia (-5%) underperformed the Index.

•  Top contributors to the Fund's relative performance were the overweight allocation to Egypt, along with the allocation to China and our focus on "New China." The Fund sometimes uses derivative instruments to manage certain market or currency exposures. This contributed to performance in the period.

•  The Fund's zero weight allocations to Saudi Arabia, Korea, Thailand and Qatar contributed to relative performance as these markets, which are included in the Index, underperformed during the period. The underweight allocation to and selection in South Africa was also positive for relative returns.

•  Having no exposure to Taiwan and Russia, overweight allocations to Argentina and Poland, and overweight allocations to and stock selection in Peru and Chile hampered relative performance returns.

•  The Fund sometimes uses derivative instruments to manage certain market or currency exposures. This contributed to performance in the period.

Management Strategies

•  As de-globalization, debt accumulation, declining productivity and demographic pressures keep global growth constrained, equity investors are increasingly rewarding those emerging markets countries and companies that can generate accelerating growth. To invest in a world economy slowed by these factors, we think investors need to adjust downward their expectations of what is considered "fast" growth and focus on the most resilient and promising economies. For countries with average incomes under $5,000, we think that 5% is the new 7%; for those with income up to $15,000, 3% to 4% should be considered successful growth. With expectations thus recalibrated, we are focusing our portfolio on economies largely insulated against the "four Ds." This includes countries that still have growing populations (such as India, the Philippines and Mexico) or strong domestic markets relatively immune to trade wars (Brazil, India, Indonesia and Egypt) or low debt burdens and solid banks (Mexico, Hungary, India, Indonesia and Egypt).

•  In our portfolio we remain invested in good quality, growth-oriented companies capable of sustaining or expanding their earnings as a result of healthy or improving domestic demand and resistance to declines in global trade. Our aggregate sector overweights are in the financials and consumer staples — which we believe should benefit from the economic recovery in primarily domestic demand-driven countries with inexpensive currencies.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 15, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Breakout Nations Portfolio

Performance Compared to the MSCI Emerging Markets ex China Net Index(1), the MSCI Emerging Markets/MSCI Emerging Markets ex China Blended Index(2), the MSCI Emerging Markets Net Index(3) and the Lipper Emerging Markets Funds Index(4)

	Period Ended December 31, 2019 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(6)	11.72%	—	—	4.73%
Fund — Class A Shares w/o sales charges(6)	11.23	—	—	4.28
Fund — Class A Shares with maximum 5.25% sales charges(6)	5.35	—	—	2.46
Fund — Class C Shares w/o sales charges(6)	10.39	—	—	3.49
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	9.39	—	—	3.49
Fund — Class IS Shares w/o sales charges(6)	11.76	—	—	4.75
MSCI Emerging Markets ex China Net Index	16.21	—	—	10.65
MSCI Emerging Markets/ MSCI Emerging Markets ex China Blended Index	16.21	—	—	10.96
MSCI Emerging Markets Net Index	18.42	—	—	11.65
Lipper Emerging Markets Funds Index	21.13	—	—	11.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets ex China Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets excluding China. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The

Board of Directors approved to change the Fund's primary benchmark from the MSCI Emerging Markets Net Index to the MSCI Emerging Markets ex China Net Index effective January 1, 2019 because of investment strategy change.

(2)  The MSCI Emerging Markets/ MSCI Emerging Markets ex China Blended Index is performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by MSCI Emerging Markets Net Index from the Fund's inception to December 31, 2018 and the new benchmark represented by the MSCI Emerging Markets ex China Net Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 26 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(5)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(6)  Commenced operations on December 15, 2016.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Common Stocks (77.9%)
Argentina (2.5%)
Banco Macro SA ADR	854	$31
Globant SA (a)	372	39
Grupo Financiero Galicia SA ADR	1,855	30
Grupo Supervielle SA ADR	874	3
Pampa Energia SA ADR (a)	592	10
YPF SA ADR	1,887	22
		135
Brazil (16.3%)
Ambev SA	24,763	115
Atacadao SA	15,294	89
B3 SA - Brasil Bolsa Balcao	10,255	110
Hapvida Participacoes e Investimentos SA	4,522	72
Itau Unibanco Holding SA (Preference)	13,643	126
Lojas Renner SA	7,198	101
Petroleo Brasileiro SA	10,973	88
Petroleo Brasileiro SA (Preference)	15,174	115
Telefonica Brasil SA (Preference)	4,600	67
		883
Chile (1.2%)
Banco Santander Chile	1,164,068	66
China (12.2%)
Alibaba Group Holding Ltd. ADR (a)	796	169
China Resources Beer Holdings Co., Ltd. (b)	4,000	22
CSPC Pharmaceutical Group Ltd. (b)	16,000	38
Kweichow Moutai Co., Ltd., Class A	200	34
New Oriental Education & Technology Group, Inc. ADR (a)	354	43
Sinopharm Group Co., Ltd. H Shares (b)	1,600	6
TAL Education Group ADR (a)	887	43
Tencent Holdings Ltd. (b)	6,400	308
		663
Egypt (5.2%)
Commercial International Bank Egypt SAE	5,226	27
Commercial International Bank Egypt SAE GDR	26,345	135
Egyptian Financial Group-Hermes Holding Co.	29,948	31
Egyptian Financial Group-Hermes Holding Co. GDR	23,239	51
Integrated Diagnostics Holdings PLC	10,325	41
		285
India (4.2%)
HDFC Bank Ltd. ADR	558	35
ICICI Bank Ltd. ADR	8,639	131
Larsen & Toubro Ltd. GDR	3,314	61
		227
Indonesia (7.3%)
Astra International Tbk PT	127,900	64
Bank Central Asia Tbk PT	75,000	180
Bank Mandiri Persero Tbk PT	52,600	29
Bank Rakyat Indonesia Persero Tbk PT	243,000	77
Telekomunikasi Indonesia Persero Tbk PT	172,200	49
		399
	Shares	Value (000)
Malaysia (1.3%)
Malayan Banking Bhd	17,440	$37
Public Bank Bhd	6,900	33
		70
Mexico (5.2%)
Alsea SAB de CV (a)	16,998	45
Grupo Financiero Banorte SAB de CV Series O	16,526	92
Infraestructura Energetica Nova SAB de CV	8,023	38
Wal-Mart de Mexico SAB de CV	38,389	110
		285
Pakistan (1.1%)
MCB Bank Ltd.	44,891	61
Peru (4.7%)
Cia de Minas Buenaventura SAA ADR	5,030	76
Credicorp Ltd.	840	179
		255
Philippines (2.4%)
Ayala Land, Inc.	62,100	56
Jollibee Foods Corp.	12,390	53
SM Investments Corp.	940	19
		128
Poland (3.4%)
Jeronimo Martins SGPS SA	2,673	44
LPP SA	31	72
Santander Bank Polska SA	841	68
		184
South Africa (4.9%)
Bidvest Group Ltd. (The)	3,433	50
Capitec Bank Holdings Ltd.	462	48
Clicks Group Ltd.	2,720	50
Nedbank Group Ltd.	2,099	32
Reunert Ltd.	4,257	22
Sanlam Ltd.	11,665	66
		268
Turkey (3.1%)
Akbank T.A.S. (a)	51,276	70
Tupras Turkiye Petrol Rafinerileri AS	1,389	30
Turkiye Garanti Bankasi AS (a)	38,072	71
		171
Vietnam (2.9%)
Masan Group Corp. (a)	7,380	18
Sai Gon Cargo Service Corp.	2,060	11
Saigon Beer Alcohol Beverage Corp.	2,530	25
Vietjet Aviation JSC	3,858	24
Vincom Retail JSC	26,503	39
Vinhomes JSC	10,380	38
		155
Total Common Stocks (Cost $3,826)		4,235

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Investment Companies (6.3%)
India (5.3%)
iShares MSCI India ETF	8,204	$288
Pakistan (1.0%)
Global X MSCI Pakistan ETF	6,701	53
Total Investment Companies (Cost $318)		341
Short-Term Investment (14.3%)
Investment Company (14.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $777)	777,031	777
Total Investments (98.5%) (Cost $4,921) (c)(d)(e)		5,353
Other Assets in Excess of Liabilities (1.5%)		80
Net Assets (100.0%)		$5,433

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Securities are available for collateral in connection with an open foreign currency forward exchange contract and futures contracts.

(d)  The approximate fair value and percentage of net assets, $1,616,000 and 29.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $4,931,000. The aggregate gross unrealized appreciation is approximately $641,000 and the aggregate gross unrealized depreciation is approximately $218,000, resulting in net unrealized appreciation of approximately $423,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

GDR  Global Depositary Receipt.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2019:

Counterparty	Contracts to Deliver (000)	In Exchange For (000)		Delivery Date	Unrealized Appreciation (000)
JPMorgan Chase Bank NA	$60	INR	4,325	1/9/20	$—	@

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
MSCI Emerging Market E Mini (United States)	3	Mar-20	$—	@	$168	$5
SGX NIFTY 50 (Singapore)	26	Jan-20	—	@	637	(5)
						$—	@

@  —  Value is less than $500.

INR  —  Indian Rupee

USD  —  United States Dollar

SGD  —  Singapore Currency

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Breakout Nations Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.7%
Banks	29.2
Short-Term Investments	14.5
Investment Companies	6.4
Interactive Media & Services	5.7
Food & Staples Retailing	5.5
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open long futures contracts with a value of approximately $805,000 with unrealized depreciation of less than $500. Also does not include an open foreign currency forward exchange contract with total unrealized depreciation of less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Breakout Nations Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,144)	$4,576
Investment in Security of Affiliated Issuer, at Value (Cost $777)	777
Total Investments in Securities, at Value (Cost $4,921)	5,353
Foreign Currency, at Value (Cost $15)	15
Receivable for Variation Margin on Futures Contracts	50
Due from Adviser	40
Receivable for Investments Sold	7
Dividends Receivable	4
Tax Reclaim Receivable	1
Receivable from Affiliate	1
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	—	@
Other Assets	39
Total Assets	5,510
Liabilities:
Payable for Professional Fees	60
Payable for Custodian Fees	3
Payable for Investments Purchased	3
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Deferred Capital Gain Country Tax	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	10
Total Liabilities	77
Net Assets	$5,433
Net Assets Consist of:
Paid-in-Capital	$5,037
Total Distributable Earnings	396
Net Assets	$5,433
CLASS I:
Net Assets	$5,400
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	501,148
Net Asset Value, Offering and Redemption Price Per Share	$10.78
CLASS A:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,004
Net Asset Value, Redemption Price Per Share	$10.72
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.59
Maximum Offering Price Per Share	$11.31
CLASS C:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.52
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,009
Net Asset Value, Offering and Redemption Price Per Share	$10.78

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Breakout Nations Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	$92
Dividends from Security of Affiliated Issuer (Note G)	14
Total Investment Income	106
Expenses:
Professional Fees	132
Registration Fees	55
Advisory Fees (Note B)	47
Custodian Fees (Note F)	35
Shareholder Reporting Fees	17
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	5
Administration Fees (Note C)	4
Directors' Fees and Expenses	4
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	23
Total Expenses	330
Expenses Reimbursed by Adviser (Note B)	(218)
Waiver of Advisory Fees (Note B)	(47)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	58
Net Investment Income	48
Realized Gain (Loss):
Investments Sold	(11)
Foreign Currency Forward Exchange Contracts	(13)
Foreign Currency Translation	(1)
Futures Contracts	43
Net Realized Gain	18
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	494
Foreign Currency Forward Exchange Contracts	7
Foreign Currency Translation	— @
Futures Contracts	5
Net Change in Unrealized Appreciation (Depreciation)	506
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	524
Net Increase in Net Assets Resulting from Operations	$572

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Breakout Nations Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)		Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$48		$29
Net Realized Gain (Loss)	18		(78)
Net Change in Unrealized Appreciation (Depreciation)	506		(966)
Net Increase (Decrease) in Net Assets Resulting from Operations	572		(1,015)
Dividends and Distributions to Shareholders:
Class I	(44)		(77)
Class A	(—	@)	(— @)
Class C	—		(— @)
Class IS	(—	@)	(— @)
Total Dividends and Distributions to Shareholders	(44)		(77)
Capital Share Transactions:(1)
Class I:
Distributions Reinvested	44		—
Class A:
Distributions Reinvested	—	@	—
Class IS:
Distributions Reinvested	—	@	—
Net Increase in Net Assets Resulting from Capital Share Transactions	44		—
Total Increase (Decrease) in Net Assets	572		(1,092)
Net Assets:
Beginning of Period	4,861		5,953
End of Period	$5,433		$4,861
(1) Capital Share Transactions:
Class I:
Shares Issued on Distributions Reinvested	4		—
Class A:
Shares Issued on Distributions Reinvested	—	@@	—
Class IS:
Shares Issued on Distributions Reinvested	—	@@	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class I
	Year Ended December 31,						Period from December 15, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$9.72		$11.91		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.06		0.08		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.05		(2.09)		2.19		0.15
Total from Investment Operations	1.15		(2.03)		2.27		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.03)		(0.05)		—
Net Realized Gain	—		(0.13)		(0.46)		—
Total Distributions	(0.09)		(0.16)		(0.51)		—
Net Asset Value, End of Period	$10.78		$9.72		$11.91		$10.15
Total Return(4)	11.72%		(17.10)%		22.44%		1.50	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,400		$4,831		$5,917		$5,043
Ratio of Expenses Before Expense Limitation	6.24%		6.28%		9.42%		22.93	%(7)
Ratio of Expenses After Expense Limitation	1.12	%(5)	1.12	%(5)	1.11	%(5)	1.09	%(5)(7)
Ratio of Net Investment Income	0.92	%(5)	0.54	%(5)	0.66	%(5)	0.67	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.04	%(7)
Portfolio Turnover Rate	26%		36%		79%		16	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class A
	Year Ended December 31,						Period from December 15, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$9.67		$11.90		$10.14		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.01		0.03		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.05		(2.08)		2.20		0.14
Total from Investment Operations	1.10		(2.07)		2.23		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.03)		(0.01)		—
Net Realized Gain	—		(0.13)		(0.46)		—
Total Distributions	(0.05)		(0.16)		(0.47)		—
Net Asset Value, End of Period	$10.72		$9.67		$11.90		$10.14
Total Return(4)	11.23%		(17.45)%		22.01%		1.40	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10		$12		$10
Ratio of Expenses Before Expense Limitation	24.83%		23.28%		27.13%		37.02	%(7)
Ratio of Expenses After Expense Limitation	1.53	%(5)	1.53	%(5)	1.53	%(5)	1.51	%(5)(7)
Ratio of Net Investment Income	0.50	%(5)	0.12	%(5)	0.25	%(5)	0.24	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.04	%(7)
Portfolio Turnover Rate	26%		36%		79%		16	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class C
	Year Ended December 31,						Period from December 15, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$9.53		$11.80		$10.14		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.07)		(0.06)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	1.01		(2.04)		2.18		0.14
Total from Investment Operations	0.99		(2.11)		2.12		0.14
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		0.00	(3)	—
Net Realized Gain	—		(0.13)		(0.46)		—
Total Distributions	—		(0.16)		(0.46)		—
Net Asset Value, End of Period	$10.52		$9.53		$11.80		$10.14
Total Return(4)	10.39%		(18.09)%		21.09%		1.40	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10		$12		$10
Ratio of Expenses Before Expense Limitation	25.82%		24.22%		26.78%		37.76	%(7)
Ratio of Expenses After Expense Limitation	2.28	%(5)	2.28	%(5)	2.28	%(5)	2.26	%(5)(7)
Ratio of Net Investment Loss	(0.24	)%(5)	(0.62	)%(5)	(0.50	)%(5)	(0.50	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.04	%(7)
Portfolio Turnover Rate	26%		36%		79%		16	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class IS
	Year Ended December 31,						Period from December 15, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$9.73		$11.91		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.06		0.08		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.04		(2.08)		2.19		0.15
Total from Investment Operations	1.14		(2.02)		2.27		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.03)		(0.05)		—
Net Realized Gain	—		(0.13)		(0.46)		—
Total Distributions	(0.09)		(0.16)		(0.51)		—
Net Asset Value, End of Period	$10.78		$9.73		$11.91		$10.15
Total Return(4)	11.76%		(17.10)%		22.47%		1.50	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10		$12		$10
Ratio of Expenses Before Expense Limitation	24.32%		20.74%		25.68%		36.76	%(7)
Ratio of Expenses After Expense Limitation	1.08	%(5)	1.08	%(5)	1.08	%(5)	1.06	%(5)(7)
Ratio of Net Investment Income	0.96	%(5)	0.58	%(5)	0.69	%(5)	0.70	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.04	%(7)
Portfolio Turnover Rate	26%		36%		79%		16	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Breakout Nations Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) futures are valued at the settlement price on

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$11	$—		$—	$11
Airlines	24	—		—	24
Automobiles	—	64		—	64
Banks	1,015	546		—	1,561
Beverages	81	115		—	196
Capital Markets	82	110		—	192
Construction & Engineering	61	—		—	61
Diversified Consumer Services	86	—		—	86
Diversified Telecommunication Services	—	116		—	116
Electric Utilities	10	—		—	10
Food & Staples Retailing	204	89		—	293
Food Products	18	—		—	18
Gas Utilities	38	—		—	38
Health Care Providers & Services	47	72		—	119
Hotels, Restaurants & Leisure	45	53		—	98
Industrial Conglomerates	72	19		—	91
Insurance	66	—		—	66
Interactive Media & Services	308	—		—	308
Internet & Direct Marketing Retail	169	—		—	169
Metals & Mining	76	—		—	76
Multi-Line Retail	—	101		—	101
Oil, Gas & Consumable Fuels	52	203		—	255
Pharmaceuticals	38	—		—	38
Real Estate Management & Development	77	56		—	133
Software	39	—		—	39
Textiles, Apparel & Luxury Goods	—	72		—	72
Total Common Stocks	2,619	1,616		—	4,235
Investment Companies	341	—		—	341
Short-Term Investment
Investment Company	777	—		—	777
Foreign Currency Forward Exchange Contract	—	—	@	—	—	@
Futures Contracts	5	—		—	5
Total Assets	3,742	1,616		—	5,358
Liabilities:
Futures Contracts	(5)	—		—	(5)
Total	$3,737	$1,616		$—	$5,353

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$—	@
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	5	(a)
Total			$5
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(5	)(a)

@  Value is less than $500.

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(13)
Equity Risk	Futures Contracts	43
Total		$30
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$7
Equity Risk	Futures Contracts	5
Total		$12

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)		Liabilities(c) (000)
Foreign Currency Forward Exchange Contract	$—	@	$—

@  Value is less than $500.

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$—	@	$—	$—	$—	@

@ Value is less than $500.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$51,000
Futures Contracts:
Average monthly notional value	$1,242,000

5.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $47,000 of advisory fees were waived and approximately $224,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,341,000 and $1,164,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$819	$1,031	$1,073	$14
Affiliated Investment Company	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$777

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$44	—	$35	$35

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4	—

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $28,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2019, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $36,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund did not have record owners of 10% or greater.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Breakout Nations Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Breakout Nations Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years then ended and the period from December 15, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Breakout Nations Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from December 15, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $54,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $10,000 and has derived net income from sources within foreign countries amounting to approximately $98,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

27

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMBONANN
2925758 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$1,023.70	$1,019.71	$5.56	$5.55	1.09%
Global Advantage Portfolio Class A	1,000.00	1,021.90	1,018.10	7.19	7.17	1.41
Global Advantage Portfolio Class L	1,000.00	1,019.30	1,015.43	9.87	9.86	1.94
Global Advantage Portfolio Class C	1,000.00	1,017.80	1,014.17	11.14	11.12	2.19

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 31.49%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 26.60%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove global equities sharply higher over 2019. Although the U.S.-China trade relations dampened global manufacturing and export activity, many economies remained supported by relatively stronger consumer sectors that had remained mostly unaffected by the manufacturing slowdown. To further extend the economic cycle, global central banks resumed cutting policy interest rates and enacting other stimulus measures. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal, Brexit uncertainty eased with the Conservative Party winning a large majority in the U.K. general election, and some economic indicators appeared to be stabilizing.

•  Global equities, as measured by the Index, performed well during the year, with information technology, consumer discretionary and industrials the best performing sectors in the Index. All sectors advanced over the period, but the energy sector lagged the Index by the widest margin.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and sector allocations.

•  The largest contribution came from our stock selection and overweight allocation in the consumer discretionary sector. A Latin American e-commerce company was the top contributor in the sector and the overall Fund for the year. Stock selection and an overweight in the information technology sector added to relative gains, led by a Canada-based software developer. The financials sector added value, with our strong stock selection among capital markets companies and a beneficial underweight to the sector overall.

•  The chief detractor from performance was our stock selection in communication services and health care. The Fund's lack of exposure to large benchmark holdings in the communication services sector weighed on relative performance as these index-heavyweights performed very strongly in 2019. This offset the relative gains produced by many of the communication services stocks the Fund did hold. The leading detractor in the health care sector was a poor-performing animal health care company. Stock selection in the materials sector modestly dampened relative performance as well.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	31.49%	12.80%	—	12.74%
Fund — Class A Shares w/o sales charges(4)	31.04	12.39	—	12.38
Fund — Class A Shares with maximum 5.25% sales charges(4)	24.16	11.19	—	11.71
Fund — Class L Shares w/o sales charges(4)	30.32	11.82	—	11.81
Fund — Class C Shares w/o sales charges(5)	29.97	—	—	11.04
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	28.97	—	—	11.04
MSCI All Country World Net Index	26.60	8.41	—	8.43
Lipper Global Multi-Cap Growth Funds Index	29.00	9.32	—	8.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Canada (10.1%)
Constellation Software, Inc.	3,617	$3,513
FirstService Corp.	38,523	3,586
Shopify, Inc., Class A (a)	18,501	7,356
		14,455
Denmark (3.6%)
Chr Hansen Holding A/S	64,970	5,165
France (13.2%)
Christian Dior SE	13,271	6,800
EssilorLuxottica SA	43,946	6,694
Hermes International	7,098	5,304
		18,798
Germany (1.1%)
Zalando SE (a)	30,132	1,520
India (3.0%)
HDFC Bank Ltd. ADR	67,302	4,265
Netherlands (5.0%)
Adyen N.V. (a)	8,753	7,177
New Zealand (4.9%)
Xero Ltd. (a)	123,866	6,954
United Kingdom (6.5%)
Atlassian Corp. PLC, Class A (a)	27,970	3,366
Rentokil Initial PLC	991,941	5,952
		9,318
United States (50.9%)
Amazon.com, Inc. (a)	2,763	5,106
CME Group, Inc.	6,857	1,376
Coupa Software, Inc. (a)	24,946	3,648
Ecolab, Inc.	26,703	5,153
Farfetch Ltd., Class A (a)	243,640	2,522
Intercontinental Exchange, Inc.	15,057	1,394
Intuitive Surgical, Inc. (a)	9,585	5,666
MercadoLibre, Inc. (a)	11,843	6,774
Okta, Inc. (a)	31,216	3,601
S&P Global, Inc.	5,147	1,405
ServiceNow, Inc. (a)	19,625	5,541
Spotify Technology SA (a)	46,897	7,014
Twitter, Inc. (a)	132,319	4,241
Veeva Systems, Inc., Class A (a)	36,065	5,073
Walt Disney Co. (The)	24,056	3,479
Workday, Inc., Class A (a)	27,476	4,518
XP, Inc., Class A (a)	99,640	3,838
Zoetis, Inc.	17,433	2,307
		72,656
Total Common Stocks (Cost $117,632)		140,308
	Shares	Value (000)
Preferred Stocks (0.2%)
United States (0.2%)
Airbnb, Inc. Series D (a)(b)(c) (acquisition cost — $78; acquired 4/16/14)	1,917	$252
Lookout, Inc. Series F (a)(b)(c) (acquisition cost — $73; acquired 6/17/14)	6,374	16
Palantir Technologies, Inc. Series G (a)(b)(c) (acquisition cost — $9; acquired 7/19/12)	2,935	18
Palantir Technologies, Inc. Series H (a)(b)(c) (acquisition cost — $6; acquired 10/25/13)	1,572	10
Palantir Technologies, Inc. Series H1 (a)(b)(c) (acquisition cost — $6; acquired 10/25/13)	1,572	10
Total Preferred Stocks (Cost $171)		306
Short-Term Investment (2.1%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $2,991)	2,991,398	2,991
Total Investments Excluding Purchased Options (100.6%) (Cost $120,794)		143,605
Total Purchased Options Outstanding (0.0%) (Cost $382)		46
Total Investments (100.6%) (Cost $121,176) (d)(e)		143,651
Liabilities in Excess of Other Assets (–0.6%)		(923)
Net Assets (100.0%)		$142,728

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2019, the Fund held fair valued securities valued at approximately $306,000, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2019 amounts to approximately $306,000 and represents 0.2% of net assets.

(d)  The approximate fair value and percentage of net assets, $6,685,000 and 4.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $121,961,000. The aggregate gross unrealized appreciation is approximately $25,104,000 and the aggregate gross unrealized depreciation is approximately $3,413,000, resulting in net unrealized appreciation of approximately $21,691,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	21,248,072	21,248	$—	@	$109	$(109)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	25,784,929	25,785	17		133	(116)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	25,839,776	25,840	29		140	(111)
							$46		$382	$(336)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

@  —  Value is less than $500.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	23.7%
Software	19.2
Textiles, Apparel & Luxury Goods	13.1
Information Technology Services	12.6
Internet & Direct Marketing Retail	11.3
Entertainment	7.3
Chemicals	7.2
Capital Markets	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $118,185)	$140,660
Investment in Security of Affiliated Issuer, at Value (Cost $2,991)	2,991
Total Investments in Securities, at Value (Cost $121,176)	143,651
Foreign Currency, at Value (Cost $3)	4
Receivable for Fund Shares Sold	169
Dividends Receivable	77
Tax Reclaim Receivable	49
Receivable from Affiliate	3
Other Assets	39
Total Assets	143,992
Liabilities:
Payable for Investments Purchased	478
Due to Broker	270
Payable for Advisory Fees	238
Payable for Fund Shares Redeemed	142
Payable for Professional Fees	55
Payable for Sub Transfer Agency Fees—Class I	13
Payable for Sub Transfer Agency Fees—Class A	6
Payable for Sub Transfer Agency Fees—Class L	—	@
Payable for Sub Transfer Agency Fees—Class C	1
Payable for Shareholder Services Fees—Class A	9
Payable for Distribution and Shareholder Services Fees—Class L	—	@
Payable for Distribution and Shareholder Services Fees—Class C	9
Payable for Transfer Agency Fees—Class I	7
Payable for Transfer Agency Fees—Class A	1
Payable for Transfer Agency Fees—Class L	—	@
Payable for Transfer Agency Fees—Class C	2
Payable for Administration Fees	10
Payable for Custodian Fees	4
Other Liabilities	19
Total Liabilities	1,264
Net Assets	$142,728
Net Assets Consist of:
Paid-in-Capital	$119,343
Total Distributable Earnings	23,385
Net Assets	$142,728

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$87,595
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,877,337
Net Asset Value, Offering and Redemption Price Per Share	$17.96
CLASS A:
Net Assets	$43,576
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,479,755
Net Asset Value, Redemption Price Per Share	$17.57
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.97
Maximum Offering Price Per Share	$18.54
CLASS L:
Net Assets	$573
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	34,074
Net Asset Value, Offering and Redemption Price Per Share	$16.82
CLASS C:
Net Assets	$10,984
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	664,069
Net Asset Value, Offering and Redemption Price Per Share	$16.54

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $147 of Foreign Taxes Withheld)	$1,157
Dividends from Security of Affiliated Issuer (Note G)	75
Income from Securities Loaned — Net	41
Total Investment Income	1,273
Expenses:
Advisory Fees (Note B)	1,044
Shareholder Services Fees — Class A (Note D)	100
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	102
Sub Transfer Agency Fees — Class I	71
Sub Transfer Agency Fees — Class A	50
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	6
Registration Fees	120
Administration Fees (Note C)	104
Professional Fees	78
Transfer Agency Fees — Class I (Note E)	22
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	1
Transfer Agency Fees — Class C (Note E)	8
Shareholder Reporting Fees	23
Custodian Fees (Note F)	21
Directors' Fees and Expenses	10
Pricing Fees	2
Reorganization Expense	1
Other Expenses	27
Expenses Before Non Operating Expenses	1,797
Bank Overdraft Expense	2
Total Expenses	1,799
Reimbursement of Class Specific Expenses — Class I (Note B)	(91)
Reimbursement of Class Specific Expenses — Class A (Note B)	(23)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(4)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Net Expenses	1,673
Net Investment Loss	(400)
Realized Gain (Loss):
Investments Sold	8,402
Foreign Currency Translation	(1)
Net Realized Gain	8,401
Change in Unrealized Appreciation (Depreciation):
Investments	24,236
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	24,236
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	32,637
Net Increase in Net Assets Resulting from Operations	$32,237

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(400)	$(123)
Net Realized Gain (Loss)	8,401	(3,518)
Net Change in Unrealized Appreciation (Depreciation)	24,236	(3,994)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,237	(7,635)
Dividends and Distributions to Shareholders:
Class I	(1,881)	(727)
Class A	(956)	(314)
Class L	(13)	(14)
Class C	(250)	(47)
Total Dividends and Distributions to Shareholders	(3,100)	(1,102)
Capital Share Transactions:(1)
Class I:
Subscribed	29,609	25,380
Issued due to a Tax-free Reorganization	—	58,648
Distributions Reinvested	1,880	619
Redeemed	(21,827)	(25,880)
Class A:
Subscribed	10,308	6,300
Issued due to a Tax-free Reorganization	—	29,480
Distributions Reinvested	955	313
Redeemed	(9,908)	(4,930)
Class L:
Exchanged	—	16
Issued due to a Tax-free Reorganization	—	191
Distributions Reinvested	13	14
Redeemed	(28)	(40)
Class C:
Subscribed	1,557	930
Issued due to a Tax-free Reorganization	—	9,958
Distributions Reinvested	250	46
Redeemed	(2,463)	(1,521)
Net Increase in Net Assets Resulting from Capital Share Transactions	10,346	99,524
Total Increase in Net Assets	39,483	90,787
Net Assets:
Beginning of Period	103,245	12,458
End of Period	$142,728	$103,245

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,751	1,627
Shares Issued due to a Tax-free Reorganization	—	3,982
Shares Issued on Distributions Reinvested	106	40
Shares Redeemed	(1,296)	(1,786)
Net Increase in Class I Shares Outstanding	561	3,863
Class A:
Shares Subscribed	615	411
Shares Issued due to a Tax-free Reorganization	—	2,037
Shares Issued on Distributions Reinvested	55	21
Shares Redeemed	(614)	(346)
Net Increase in Class A Shares Outstanding	56	2,123
Class L:
Shares Exchanged	—	1
Shares Issued due to a Tax-free Reorganization	—	14
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(2)	(3)
Net Increase (Decrease) in Class L Shares Outstanding	(1)	13
Class C:
Shares Subscribed	97	62
Shares Issued due to a Tax-free Reorganization	—	724
Shares Issued on Distributions Reinvested	15	3
Shares Redeemed	(160)	(115)
Net Increase (Decrease) in Class C Shares Outstanding	(48)	674

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$13.96		$15.43		$12.12		$12.36		$12.74
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		(0.03)		(0.03)		0.00	(3)	0.05
Net Realized and Unrealized Gain (Loss)	4.41		(0.80)		5.07		0.02		0.46
Total from Investment Operations	4.39		(0.83)		5.04		0.02		0.51
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.03)
Net Realized Gain	(0.39)		(0.64)		(1.73)		(0.26)		(0.86)
Total Distributions	(0.39)		(0.64)		(1.73)		(0.26)		(0.89)
Net Asset Value, End of Period	$17.96		$13.96		$15.43		$12.12		$12.36
Total Return(4)	31.49%		(5.75)%		41.56%		0.21%		3.85%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$87,595		$60,271		$7,005		$3,229		$1,785
Ratio of Expenses Before Expense Limitation	1.21%		1.82%		3.67%		3.82%		5.38%
Ratio of Expenses After Expense Limitation	1.09	%(5)	1.09	%(5)	1.09	%(5)	1.09	%(5)	1.11	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.09	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.11	)%(5)	(0.19	)%(5)	(0.19	)%(5)	0.04	%(5)	0.37	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	95%		130%		103%		90%		90%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.30% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$13.71		$15.21		$12.01		$12.29		$12.70
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.08)		(0.08)		(0.05)		(0.04)
Net Realized and Unrealized Gain (Loss)	4.32		(0.78)		5.01		0.03		0.49
Total from Investment Operations	4.25		(0.86)		4.93		(0.02)		0.45
Distributions from and/or in Excess of:
Net Realized Gain	(0.39)		(0.64)		(1.73)		(0.26)		(0.86)
Net Asset Value, End of Period	$17.57		$13.71		$15.21		$12.01		$12.29
Total Return(3)	31.04%		(6.03)%		41.02%		(0.11)%		3.40%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$43,576		$33,240		$4,577		$2,640		$3,414
Ratio of Expenses Before Expense Limitation	1.48%		1.95%		3.88%		4.09%		5.92%
Ratio of Expenses After Expense Limitation	1.41	%(4)	1.41	%(4)(6)	1.41	%(4)	1.44	%(4)	1.45	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.41	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.43	)%(4)	(0.54	)%(4)	(0.52	)%(4)	(0.38	)%(4)	(0.34	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	95%		130%		103%		90%		90%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class A share.

(6)  Effective November 19, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class A shares. Prior to November 19, 2018, the maximum ratio was 1.45% for Class A shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$13.21		$14.75		$11.74		$12.09		$12.56
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.16)		(0.16)		(0.15)		(0.10)		(0.08)
Net Realized and Unrealized Gain (Loss)	4.16		(0.74)		4.89		0.01		0.47
Total from Investment Operations	4.00		(0.90)		4.74		(0.09)		0.39
Distributions from and/or in Excess of:
Net Realized Gain	(0.39)		(0.64)		(1.73)		(0.26)		(0.86)
Net Asset Value, End of Period	$16.82		$13.21		$14.75		$11.74		$12.09
Total Return(3)	30.32%		(6.50)%		40.34%		(0.70)%		2.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$573		$462		$327		$217		$382
Ratio of Expenses Before Expense Limitation	2.16%		3.29%		5.07%		5.12%		6.58%
Ratio of Expenses After Expense Limitation	1.94	%(4)	1.94	%(4)	1.94	%(4)	1.94	%(4)	1.96	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.94	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.96	)%(4)	(1.03	)%(4)	(1.05	)%(4)	(0.86	)%(4)	(0.60	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	95%		130%		103%		90%		90%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to January 23, 2015, the maximum ratio was 2.15% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Advantage Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$13.03		$14.60		$11.66		$12.04		$13.30
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.19)		(0.18)		(0.19)		(0.13)		(0.11)
Net Realized and Unrealized Gain (Loss)	4.09		(0.75)		4.86		0.01		(0.26)
Total from Investment Operations	3.90		(0.93)		4.67		(0.12)		(0.37)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.03)
Net Realized Gain	(0.39)		(0.64)		(1.73)		(0.26)		(0.86)
Total Distributions	(0.39)		(0.64)		(1.73)		(0.26)		(0.89)
Net Asset Value, End of Period	$16.54		$13.03		$14.60		$11.66		$12.04
Total Return(4)	29.97%		(6.77)%		40.02%		(0.95)%		(2.94	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,984		$9,272		$549		$180		$59
Ratio of Expenses Before Expense Limitation	2.24%		2.70%		5.22%		6.12%		12.84	%(8)
Ratio of Expenses After Expense Limitation	2.19	%(5)	2.19	%(5)	2.19	%(5)	2.19	%(5)	2.20	%(5)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	2.19	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(1.21	)%(5)	(1.29	)%(5)	(1.30	)%(5)	(1.12	)%(5)	(1.33	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	95%		130%		103%		90%		90%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On November 16, 2018, the Fund acquired the net assets of the Company's Global Insight Portfolio ("Global Insight") and Global Discovery Portfolio ("Global Discovery"), an open-end investment company, based on the respective valuations as of the close of business on November 16, 2018, pursuant to a Plan of Reorganization approved by the shareholders of Global Insight and Global Discovery on October 17, 2018 ("Reorganization"). The purpose of the transaction was to combine three portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 454,229 Class I shares of the Fund at a net asset value ("NAV") of $14.73 for 541,872 Class I shares of Global Insight and 3,527,274 Class I shares of the Fund at a NAV of $14.73 for 3,735,808 Class I shares of Global Discovery; 153,953 Class A shares of the Fund at a NAV of $14.47 for 180,488 Class A shares of Global Insight and 1,883,383 Class A shares of the Fund at a NAV of $14.47 for 1,972,973 Class A shares of Global Discovery; 4,092 Class L shares of the Fund at a NAV of $13.95 for 4,734 Class L shares of Global Insight and 9,567 Class L shares of the Fund at a NAV of $13.95 for 9,832 Class L shares of Global Discovery; 20,813 Class C shares of the Fund at a NAV of $13.76 for 24,021 Class C shares of Global Insight and 702,884 Class C shares of the Fund at a NAV of $13.76 for 725,549 Class C shares of Global Discovery. The net assets of Global Insight and Global Discovery before the Reorganization were approximately $9,262,000 and $89,014,000, respectively, including unrealized appreciation (depreciation) of approximately $462,000 and $(32,000), respectively at November 16, 2018. The investment portfolio of Global Insight and Global Discovery, with a fair value of approximately $9,273,000 and $92,205,000, respectively and identified cost of approximately $8,811,000 and $92,237,000, respectively, on November 16, 2018, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Global Insight and Global Discovery was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $29,406,000. Immediately after the Reorganization, the net assets of the Fund were approximately $127,682,000.

Upon closing of the Reorganization, shareholders of Global Insight and Global Discovery received shares of the Fund as follows:

Global Insight Portfolio	Global Discovery Portfolio	Global Advantage Portfolio
Class I	Class I	Class I
Class A	Class A	Class A
Class L	Class L	Class L
Class C	Class C	Class C

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended December 31, 2018, are as follows:

Net investment Income(1)	$3,545,000
Net realized gain and unrealized gain(2)	$5,637,000
Net increase in net assets resulting from operations	$9,182,000

(1) Approximately $(123,000) as reported, plus approximately $167,000 from Global Insight and $1,695,000 from Global Discovery prior to the Reorganization, plus approximately $153,000 Global Insight and $1,653,000 from Global Discovery of estimated pro-forma eliminated expenses.

(2) Approximately $(7,512,000) as reported, plus approximately $1,936,000 from Global Insight and $11,213,000 from Global Discovery prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Insight and Global Discovery that have been included in the Fund's Statement of Operations since November 16, 2018.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$4,265	$—	$—	$4,265
Capital Markets	8,013	—	—	8,013
Chemicals	5,153	5,165	—	10,318
Commercial Services & Supplies	5,952	—	—	5,952
Entertainment	10,493	—	—	10,493
Health Care Equipment & Supplies	5,666	—	—	5,666
Health Care Technology	5,073	—	—	5,073
Information Technology Services	18,134	—	—	18,134
Interactive Media & Services	4,241	—	—	4,241

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet & Direct Marketing Retail	$14,402	$1,520	$—	$15,922
Pharmaceuticals	2,307	—	—	2,307
Real Estate Management & Development	3,586	—	—	3,586
Software	27,540	—	—	27,540
Textiles, Apparel & Luxury Goods	18,798	—	—	18,798
Total Common Stocks	133,623	6,685	—	140,308
Preferred Stocks
Internet & Direct Marketing Retail	—	—	252	252
Software	—	—	54	54
Total Preferred Stocks	—	—	306	306
Call Options Purchased	—	46	—	46
Short-Term Investment
Investment Company	2,991	—	—	2,991
Total Assets	$136,614	$6,731	$306	$143,651

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$273
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	33
Realized gains (losses)	—
Ending Balance	$306
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$33

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2019.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$306	Discounted Cash Flow	Weighted Average Cost of Capital	12.5%–17.5%/13.9%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.4x–19.3x/7.5x	Increase
			Discount for Lack of Marketability	8.5%–16.0%/9.7%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	2.3x–16.0x/11.5x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the

Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$46	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(299)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(114)(c)

(c) Amounts are included in Investments in the Statement of Operations.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$46	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$—	$—	@
Royal Bank of Scotland	46		—	(46)	0
Total	$46		$—	$(46)	$—	@

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	77,876,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund.

The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactionsare that a borrower may not provide additional collateral when required or return the securities when due, and

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2019, the Fund did not have any outstanding securities on loan.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.42% for Class A shares, 1.95% for Class L shares and 2.20% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $119,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Cus-

tody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $127,025,000 and $120,678,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,648	$58,630	$58,287	$75
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$2,991

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Direc-

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

tor to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$—	$3,100	$126	$974	$2

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$699	$(699)

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$1,767

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2019, the Fund intends to defer to January 1, 2020 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$66	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 27.7%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $3,100,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $155,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
2920365 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Franchise Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,070.10	$1,020.47	$4.90	$4.79	0.94%
Global Franchise Portfolio Class A	1,000.00	1,069.30	1,019.21	6.21	6.06	1.19
Global Franchise Portfolio Class L	1,000.00	1,066.40	1,016.74	8.75	8.54	1.68
Global Franchise Portfolio Class C	1,000.00	1,064.80	1,015.32	10.20	9.96	1.96
Global Franchise Portfolio Class IS	1,000.00	1,070.80	1,020.92	4.44	4.33	0.85

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 29.60%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 27.67%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The strong fourth quarter of 2019 rounded off a very strong year, with the Index finishing up 27.7% in U.S. dollars (USD). In sector terms, there were two major outliers, with information technology up a massive 48%, while energy by contrast only gained 11%. The other sectors were relatively tightly bunched, though the more defensive sectors such as consumer staples, health care and utilities (all +23%) were a little behind the index. The U.S. (+31%), once again outperformed the Index, along with the Netherlands (+32% USD) and Switzerland (+32%). At the other end of the spectrum, Hong Kong (+10%), Spain (+12%) and the U.K. (+21%) were affected by political uncertainties, while Singapore (+15%), Japan (+20%) and Germany (+21%) were hit by worries about trade and industrial production. Country returns are represented by the respective MSCI country indexes in U.S. dollars.

•  For the year, the Fund's sector allocation and stock selection were both positive. The overweight in information technology and the lack of energy stocks were both helpful for sector allocation, more than making up for the overweight in consumer staples and the drag from the small cash allocation in the very strong year for the markets. The outperformance in the health care and financials sectors drove the positive stock selection, despite underperformance in communication services and consumer staples.

•  Over the year, the largest absolute contributors were Microsoft, Philip Morris International and Accenture. The two absolute detractors were Fox Corporation and Altria. The smallest absolute contributor was Walt Disney.

Management Strategies

•  As simple souls we attempt to disaggregate investing into earnings and multiples. Concerned as we are with the preservation of capital, we continue to maintain that there are only two ways to lose money in equities: if the earnings go away, or the multiple goes away. While our daily business is at the stock level, we also attempt to apply this logic to markets as a whole. At the end of 2017, our concern was multiples, with the MSCI World Index on 17.0x forward consensus estimates.(i) This fear proved well founded, as 2018 was a down year despite double-digit earnings growth, as the market de-rated to 13.4x.(i) Given this de-rating, our concern for 2019 switched to earnings... and we were a quarter right! We say a quarter, as we were half right on earnings, which mildly disappointed being down a fraction for the year rather than the expected 7% rise, but did not foresee that the multiple would bounce back to 17.0x.(i) If we disaggregate the 2019 return of 28% for the MSCI World Index, a massive 26% came from the re-rating, –1% from earnings, and the remainder from dividends.(i) This is an extreme example of the pattern we've been seeing since 2012, where more of the market return has come from multiple expansion than from earnings growth, with only 2017 offering a strong return year driven by earnings.

•  This significant re-rating implies a large increase in optimism during 2019. This was clearly not driven by the actual earnings, which disappointed in 2019 and have yet to revive, but rather by hopes for the future. Monetary policy was one clear shift. The U.S. Federal Reserve's (the Fed) rate-raising cycle, which saw four rises in 2018 amidst talk of "normalization," ended in December of that year, and 2019 saw three cuts, along with more dovish noises, and a return to a growing balance sheet as it battled the crisis in the repo market. The European Central Bank (ECB) and the People's Bank of

(i)  Source: FactSet, December 2019.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

China have followed suit in easing monetary conditions in an attempt to boost growth. Markets were also helped by a reduction in fears about a trade war between the U.S. and China, with talk of an imminent "Phase 1" deal, which would at least imply a truce.

•  So where does this revival of market morale leave us for 2020? Frankly, we are now nervous about both multiples and earnings. Our fear about multiples is natural enough, with the MSCI World Index back up to 17.0x, and this time without the benefit of the imminent earnings boost from the Trump tax cuts that it had in early 2018. Even putting the risk of multiple compression to one side, it is tough to see how there can be much mileage for the markets from expanding multiples; a 10% boost would require the MSCI World Index to be on close to 19x!

•  This leaves earnings as the main potential driver of any significant upside for markets, and here we are skeptical for the broad market in the medium term. It may well be that an industrial recovery can drive progress in 2020, but our structural concerns remain. Our anxiety is based on the fact that most of the levers for earnings growth have been pulled hard already, particularly in the U.S., leaving limited opportunity for them to help further and skewing the risk to the downside. Margins are high, as corporates have been advantaged relative to labor, given globalization and the political move to the right over the last few decades, and also relative to consumers, given the falling role of anti-trust. Profits have also been boosted by low interest rates and increased leverage, decreasing interest payments and allowing earnings-per-share-boosting buybacks. On top of all this, the gap between the "adjusted" numbers, used for consensus and paying management, and the actual profit at the bottom of the income statement has ballooned, reaching $600 billion over the last three years in the U.S. alone.(ii) These were all tailwinds for earnings over the last few years that are unlikely to be repeated, and may turn into headwinds if they go into reverse.

•  This may not matter in 2020. It is quite possible that the U.S. can continue to steer between the Scylla of recession and the Charybdis of inflation, delivering economic and earnings growth without the Fed having to tighten and end the party. With the MSCI USA Index earnings multiple now at 18.7x, and double-digit earnings growth forecast for 2020 after the slight fall in 2019,(i) success seems to be what the market is expecting. Europe looks distinctly cheaper, in relative terms at least, at a "mere" 14.6x,(i) as there is far less optimism about growth. Part of this is down to the relative shortage of fast growing technology companies, but it is also down to the continent as a whole being mired in very slow growth. Here, there could be a positive story if there is a move towards fiscal reflation in 2020. The block, as ever, is Germany, given its balanced budget requirement. But if this is eased, perhaps using the need for infrastructure to deal with the climate emergency as an excuse to issue green bonds, then this could drive faster growth, or at the very least the hope of faster growth, which may be all that is needed to drive a rally. The ECB under Christine Lagarde is likely to remain helpful. By contrast, it is probably fruitless to expect structural change in Japan, which at 14.3x(i) is marginally cheaper than Europe. However, having suffered a double-digit earnings fall in 2019, as industrial production struggled, it may well be a beneficiary of any industrial bounce-back.

•  Alongside the U.S. premium to the rest of the developed world, growth is thriving relative to value, trading at a relative multiple not seen since the tech-media-telecom (TMT) bubble at the start of the millennium. We are agnostic on the growth versus value debate, since we are wary of both of them! The valuations for fast growing companies make us nervous, and we have moved around 1,000 basis points of the portfolio over the last two years from the faster growing companies, with estimated sales growth of 6% or higher, to the "duller" side of the portfolio with 3% to 5% top-line growth,(iii) where valuations are more reasonable. As for value, it is the companies' prospects that often look relatively dim, with several of the struggling sectors facing genuine threats, be it

(i)  Source: FactSet, December 2019.

(ii)  Source: FactSet, Morgan Stanley Investment Management, December 2019.

(iii)  Source: Morgan Stanley Investment Management, December 2019.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

trapped assets for energy, the rise of electric vehicles for autos and low interest rates for financials.

•  As ever, we advocate the case for quality. We look for companies with the intangible assets to give them the combination of recurring revenue and pricing power, along with the ability to sustain high returns on operating capital. One of the pluses they offer is resilience in tough times: the recurring revenue protects sales and the pricing power protects margins. 2019 was yet another time that the portfolio's companies displayed this economic resilience, with the earnings continuing to compound steadily all year while the market as a whole failed to deliver any earnings growth at all. At a time of raised multiples and high uncertainty (uncertainty that is arguably not properly reflected in the markets), we would argue that it makes sense to go with the relative safety and durability of high-quality compounders.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L , C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	29.60%	12.57%	12.56%	11.70%
Fund — Class A Shares w/o sales charges(4)	29.24	12.28	12.26	11.40
Fund — Class A Shares with maximum 5.25% sales charges(4)	22.44	11.08	11.66	11.07
Fund — Class L Shares w/o sales charges(5)	28.62	11.72	—	10.68
Fund — Class C Shares w/o sales charges(7)	28.27	—	—	13.50
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	27.27	—	—	13.50
Fund — Class IS Shares w/o sales charges(6)	29.67	—	—	12.39
MSCI World Net Index	27.67	8.74	9.47	6.99
Lipper Global Large-Cap Growth Funds Index	30.20	10.48	10.09	6.98

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on May 29, 2015.

(7)  Commenced offering on September 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
France (5.6%)
L'Oreal SA	214,321	$63,467
Pernod Ricard SA	314,226	56,183
		119,650
Germany (5.5%)
SAP SE	877,352	118,090
Italy (0.9%)
Davide Campari-Milano SpA	2,016,367	18,424
Netherlands (3.3%)
Heineken N.V.	659,843	70,255
United Kingdom (18.3%)
British American Tobacco PLC	1,517,124	64,940
Experian PLC	1,609,965	54,423
Reckitt Benckiser Group PLC	1,932,913	156,923
RELX PLC (LSE)	2,073,457	52,334
RELX PLC (Euronext N.V.)	801,863	20,202
Unilever PLC	693,100	39,941
		388,763
United States (63.7%)
Abbott Laboratories	773,062	67,148
Accenture PLC, Class A	484,293	101,978
Automatic Data Processing, Inc.	518,751	88,447
Baxter International, Inc.	1,000,613	83,671
Becton Dickinson & Co.	281,175	76,471
Church & Dwight Co., Inc.	343,038	24,129
Coca-Cola Co. (The)	1,331,012	73,671
Danaher Corp.	518,678	79,607
Factset Research Systems, Inc.	95,673	25,669
Fidelity National Information Services, Inc.	344,440	47,908
Fox Corp., Class A	444,737	16,486
Fox Corp., Class B (a)	370,348	13,481
Microsoft Corp.	1,118,473	176,383
Moody's Corp.	132,470	31,450
NIKE, Inc., Class B	433,669	43,935
Philip Morris International, Inc.	1,951,264	166,033
Thermo Fisher Scientific, Inc.	230,464	74,871
Visa, Inc., Class A	604,072	113,505
Zoetis, Inc.	397,624	52,626
		1,357,469
Total Common Stocks (Cost $1,561,838)		2,072,651
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $52,999)	52,999,117	52,999
Total Investments (99.8%) (Cost $1,614,837) (b)(c)		2,125,650
Other Assets in Excess of Liabilities (0.2%)		4,745
Net Assets (100.0%)		$2,130,395
Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $136,514,000 and 6.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $1,625,153,000. The aggregate gross unrealized appreciation is approximately $510,754,000 and the aggregate gross unrealized depreciation is approximately $10,257,000, resulting in net unrealized appreciation of approximately $500,497,000.

Euronext N.V.  Euronext Amsterdam Stock Market.

LSE    London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	19.5%
Information Technology Services	16.5
Health Care Equipment & Supplies	14.4
Software	13.9
Tobacco	10.9
Beverages	10.3
Household Products	8.5
Professional Services	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,561,838)	$2,072,651
Investment in Security of Affiliated Issuer, at Value (Cost $52,999)	52,999
Total Investments in Securities, at Value (Cost $1,614,837)	2,125,650
Receivable for Fund Shares Sold	4,439
Dividends Receivable	4,213
Tax Reclaim Receivable	566
Receivable for Investments Sold	145
Receivable from Affiliate	58
Other Assets	90
Total Assets	2,135,161
Liabilities:
Payable for Advisory Fees	3,683
Payable for Fund Shares Redeemed	439
Payable for Sub Transfer Agency Fees — Class I	140
Payable for Sub Transfer Agency Fees — Class A	28
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	10
Payable for Shareholder Services Fees — Class A	61
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	81
Payable for Administration Fees	141
Payable for Professional Fees	54
Payable for Custodian Fees	20
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	96
Total Liabilities	4,766
Net Assets	$2,130,395
Net Assets Consist of:
Paid-in-Capital	$1,627,875
Total Distributable Earnings	502,520
Net Assets	$2,130,395

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$1,593,092
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	55,839,581
Net Asset Value, Offering and Redemption Price Per Share	$28.53
CLASS A:
Net Assets	$292,491
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,500,332
Net Asset Value, Redemption Price Per Share	$27.86
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.54
Maximum Offering Price Per Share	$29.40
CLASS L:
Net Assets	$8,388
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	301,328
Net Asset Value, Offering and Redemption Price Per Share	$27.84
CLASS C:
Net Assets	$99,141
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,631,940
Net Asset Value, Offering and Redemption Price Per Share	$27.30
CLASS IS:
Net Assets	$137,283
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,811,581
Net Asset Value, Offering and Redemption Price Per Share	$28.53

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $682 of Foreign Taxes Withheld)	$34,731
Dividends from Security of Affiliated Issuer (Note G)	872
Total Investment Income	35,603
Expenses:
Advisory Fees (Note B)	13,054
Administration Fees (Note C)	1,406
Shareholder Services Fees — Class A (Note D)	575
Distribution and Shareholder Services Fees — Class L (Note D)	58
Distribution and Shareholder Services Fees — Class C (Note D)	767
Sub Transfer Agency Fees — Class I	958
Sub Transfer Agency Fees — Class A	184
Sub Transfer Agency Fees — Class L	4
Sub Transfer Agency Fees — Class C	69
Registration Fees	126
Professional Fees	118
Directors' Fees and Expenses	83
Shareholder Reporting Fees	77
Custodian Fees (Note F)	74
Transfer Agency Fees — Class I (Note E)	15
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	6
Transfer Agency Fees — Class IS (Note E)	3
Pricing Fees	2
Other Expenses	62
Expenses Before Non Operating Expenses	17,647
Bank Overdraft Expense	3
Total Expenses	17,650
Rebate from Morgan Stanley Affiliate (Note G)	(84)
Net Expenses	17,566
Net Investment Income	18,037
Realized Gain (Loss):
Investments Sold	75,634
Foreign Currency Translation	(217)
Net Realized Gain	75,417
Change in Unrealized Appreciation (Depreciation):
Investments	342,087
Foreign Currency Translation	26
Net Change in Unrealized Appreciation (Depreciation)	342,113
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	417,530
Net Increase in Net Assets Resulting from Operations	$435,567

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$18,037	$13,172
Net Realized Gain	75,417	53,237
Net Change in Unrealized Appreciation (Depreciation)	342,113	(97,028)
Net Increase (Decrease) in Net Assets Resulting from Operations	435,567	(30,619)
Dividends and Distributions to Shareholders:
Class I	(69,422)	(46,526)
Class A	(12,386)	(7,892)
Class L	(324)	(359)
Class C	(3,695)	(2,499)
Class IS	(6,101)	(11,432)
Total Dividends and Distributions to Shareholders	(91,928)	(68,708)
Capital Share Transactions:(1)
Class I:
Subscribed	610,415	408,679
Distributions Reinvested	66,894	45,332
Redeemed	(243,674)	(223,714)
Class A:
Subscribed	129,760	40,032
Distributions Reinvested	11,893	7,833
Redeemed	(42,410)	(32,392)
Class L:
Exchanged	153	199
Distributions Reinvested	324	358
Redeemed	(971)	(728)
Class C:
Subscribed	39,565	19,817
Distributions Reinvested	3,620	2,481
Redeemed	(13,421)	(10,618)
Class IS:
Subscribed	27,633	125,041
Distributions Reinvested	6,101	11,432
Redeemed	(145,085)	(4,502)
Net Increase in Net Assets Resulting from Capital Share Transactions	450,797	389,250
Total Increase in Net Assets	794,436	289,923
Net Assets:
Beginning of Period	1,335,959	1,046,036
End of Period	$2,130,395	$1,335,959

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	22,755	16,522
Shares Issued on Distributions Reinvested	2,357	1,916
Shares Redeemed	(9,143)	(9,029)
Net Increase in Class I Shares Outstanding	15,969	9,409
Class A:
Shares Subscribed	4,988	1,634
Shares Issued on Distributions Reinvested	429	338
Shares Redeemed	(1,617)	(1,333)
Net Increase in Class A Shares Outstanding	3,800	639
Class L:
Shares Exchanged	5	9
Shares Issued on Distributions Reinvested	12	15
Shares Redeemed	(41)	(30)
Net Decrease in Class L Shares Outstanding	(24)	(6)
Class C:
Shares Subscribed	1,520	830
Shares Issued on Distributions Reinvested	133	109
Shares Redeemed	(519)	(445)
Net Increase in Class C Shares Outstanding	1,134	494
Class IS:
Shares Subscribed	988	4,898
Shares Issued on Distributions Reinvested	215	483
Shares Redeemed	(5,250)	(183)
Net Increase (Decrease) in Class IS Shares Outstanding	(4,047)	5,198

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$23.03		$24.72		$20.56		$20.33		$20.27
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.29		0.27		0.30		0.31
Net Realized and Unrealized Gain (Loss)	6.51		(0.63)		5.05		0.84		1.02
Total from Investment Operations	6.81		(0.34)		5.32		1.14		1.33
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.27)		(0.24)		(0.28)		(0.35)
Net Realized Gain	(1.04)		(1.08)		(0.92)		(0.63)		(0.92)
Total Distributions	(1.31)		(1.35)		(1.16)		(0.91)		(1.27)
Net Asset Value, End of Period	$28.53		$23.03		$24.72		$20.56		$20.33
Total Return(3)	29.60%		(1.50)%		25.85%		5.64%		6.50%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,593,092		$918,409		$753,107		$601,340		$505,321
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		0.98%		0.99%
Ratio of Expenses After Expense Limitation	0.93	%(4)	0.94	%(4)	0.98	%(4)	0.97	%(4)	0.98	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.93	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.09	%(4)	1.14	%(4)	1.17	%(4)	1.40	%(4)	1.46	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	16%		27%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$22.53		$24.21		$20.16		$19.96		$19.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23		0.21		0.22		0.23		0.24
Net Realized and Unrealized Gain (Loss)	6.35		(0.61)		4.94		0.83		1.02
Total from Investment Operations	6.58		(0.40)		5.16		1.06		1.26
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.20)		(0.19)		(0.23)		(0.30)
Net Realized Gain	(1.04)		(1.08)		(0.92)		(0.63)		(0.92)
Total Distributions	(1.25)		(1.28)		(1.11)		(0.86)		(1.22)
Net Asset Value, End of Period	$27.86		$22.53		$24.21		$20.16		$19.96
Total Return(3)	29.24%		(1.77)%		25.58%		5.36%		6.25%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$292,491		$150,936		$146,722		$104,306		$75,297
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		1.23%		1.25%
Ratio of Expenses After Expense Limitation	1.19	%(4)	1.23	%(4)	1.21	%(4)	1.22	%(4)	1.25	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.19	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.83	%(4)	0.84	%(4)	0.94	%(4)	1.13	%(4)	1.15	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	16%		27%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$22.51		$24.18		$20.13		$19.91		$19.87
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.09		0.10		0.13		0.15
Net Realized and Unrealized Gain (Loss)	6.35		(0.62)		4.93		0.82		1.00
Total from Investment Operations	6.44		(0.53)		5.03		0.95		1.15
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.06)		(0.06)		(0.10)		(0.19)
Net Realized Gain	(1.04)		(1.08)		(0.92)		(0.63)		(0.92)
Total Distributions	(1.11)		(1.14)		(0.98)		(0.73)		(1.11)
Net Asset Value, End of Period	$27.84		$22.51		$24.18		$20.13		$19.91
Total Return(3)	28.62%		(2.29)%		24.98%		4.82%		5.72%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,388		$7,312		$7,993		$7,449		$8,898
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		1.72%		1.73%
Ratio of Expenses After Expense Limitation	1.69	%(4)	1.73	%(4)	1.70	%(4)	1.71	%(4)	1.72	%(4)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.69	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.31	%(4)	0.36	%(4)	0.44	%(4)	0.65	%(4)	0.72	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	16%		27%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Franchise Portfolio

	Class C
	Year Ended December 31,								Period from September 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$22.13		$23.82		$19.88		$19.75		$19.79
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.02		0.03		0.04		0.06		0.01
Net Realized and Unrealized Gain (Loss)	6.23		(0.60)		4.86		0.84		1.02
Total from Investment Operations	6.25		(0.57)		4.90		0.90		1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.04)		(0.04)		(0.14)		(0.28)
Net Realized Gain	(1.04)		(1.08)		(0.92)		(0.63)		(0.79)
Total Distributions	(1.08)		(1.12)		(0.96)		(0.77)		(1.07)
Net Asset Value, End of Period	$27.30		$22.13		$23.82		$19.88		$19.75
Total Return(4)	28.27%		(2.51)%		24.63%		4.58%		5.11	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$99,141		$55,271		$47,726		$29,650		$5,765
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		2.00%		N/A
Ratio of Expenses After Expense Limitation	1.95	%(5)	1.96	%(5)	1.98	%(5)	1.99	%(5)	2.03	%(5)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.95	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.07	%(5)	0.12	%(5)	0.16	%(5)	0.29	%(5)	0.11	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	16%		27%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Franchise Portfolio

	Class IS
	Year Ended December 31,								Period from December 15, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$23.03		$24.72		$20.55		$20.33		$21.49
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.32		0.32		0.29		0.21		0.12
Net Realized and Unrealized Gain (Loss)	6.51		(0.65)		5.05		0.93		0.00	(4)
Total from Investment Operations	6.83		(0.33)		5.34		1.14		0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.28)		(0.25)		(0.29)		(0.36)
Net Realized Gain	(1.04)		(1.08)		(0.92)		(0.63)		(0.92)
Total Distributions	(1.33)		(1.36)		(1.17)		(0.92)		(1.28)
Net Asset Value, End of Period	$28.53		$23.03		$24.72		$20.55		$20.33
Total Return(5)	29.67%		(1.45)%		26.00%		5.70%		0.45	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$137,283		$204,031		$90,488		$19,334		$9
Ratio of Expenses Before Expense Limitation	N/A		N/A		N/A		0.94%		16.54	%(9)
Ratio of Expenses After Expense Limitation	0.86	%(6)	0.88	%(6)	0.91	%(6)	0.92	%(6)	0.94	%(6)(9)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.86	%(6)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.21	%(6)	1.30	%(6)	1.23	%(6)	0.99	%(6)	0.95	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	16%		27%		28%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$200,109	$18,424	$—	$218,533
Capital Markets	57,119	—	—	57,119
Health Care Equipment & Supplies	306,897	—	—	306,897
Household Products	181,052	—	—	181,052
Information Technology Services	351,838	—	—	351,838
Life Sciences Tools & Services	74,871	—	—	74,871
Media	29,967	—	—	29,967
Personal Products	103,408	—	—	103,408
Pharmaceuticals	52,626	—	—	52,626
Professional Services	126,959	—	—	126,959
Software	176,383	118,090	—	294,473
Textiles, Apparel & Luxury Goods	43,935	—	—	43,935
Tobacco	230,973	—	—	230,973
Total Common Stocks	1,936,137	136,514	—	2,072,651
Short-Term Investment
Investment Company	52,999	—	—	52,999
Total Assets	$1,989,136	$136,514	$—	$2,125,650

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2019, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.74% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2019.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $712,037,000 and $278,634,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the

Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $84,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$63,220	$635,056	$645,277	$872
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$52,999

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$22,253	$69,675	$12,935	$55,773

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(8,583)	$8,583

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$575	$1,469

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 31.3%.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 81.86% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $78,260,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $22,253,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

27

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
2909106 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Privacy Notice	31
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,075.30	$1,020.37	$5.02	$4.89	0.96%
Global Opportunity Portfolio Class A	1,000.00	1,074.20	1,019.06	6.38	6.21	1.22
Global Opportunity Portfolio Class L	1,000.00	1,073.60	1,018.80	6.64	6.46	1.27
Global Opportunity Portfolio Class C	1,000.00	1,069.60	1,015.32	10.22	9.96	1.96
Global Opportunity Portfolio Class IS	1,000.00	1,076.00	1,020.97	4.40	4.28	0.84
Global Opportunity Portfolio Class IR	1,000.00	1,075.80	1,020.97	4.40	4.28	0.84

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 35.44%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 26.60%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove global equities sharply higher over 2019. Although the U.S.-China trade relations dampened global manufacturing and export activity, many economies remained supported by relatively stronger consumer sectors that had remained mostly unaffected by the manufacturing slowdown. To further extend the economic cycle, global central banks resumed cutting policy interest rates and enacting other stimulus measures. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal, Brexit uncertainty eased with the Conservative Party winning a large majority in the U.K. general election, and some economic indicators appeared to be stabilizing.

•  Global equity markets advanced by 26.60% for the 12-month period ended December 31, 2019, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the twelve-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The primary contributors to the Fund's relative performance were our stock selection and sector overweight in information technology, along with our stock selection in the materials sector.

•  The main detractors from relative performance were our stock selection in the consumer discretionary sector and underweight allocations in the real estate and industrials sectors.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing globally in high quality established and emerging companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, we seek companies with sustainable competitive advantages and long-term growth that creates value, rather than focusing on short-term events, with stock selection informed by rigorous fundamental analysis.

•  At the close of the period, information technology represented the largest sector weight in the Fund, followed by consumer discretionary and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology and communication services, and underweight positions in financials, health care, energy, industrials, real estate, utilities, materials and consumer staples. The Fund had no energy, real estate and utilities holdings at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	35.44%	17.99%	16.78%	13.29%
Fund — Class A Shares w/o sales charges(4)	35.03	17.61	—	17.62
Fund — Class A Shares with maximum 5.25% sales charges(4)	27.96	16.35	—	16.96
Fund — Class L Shares w/o sales charges(4)	34.96	17.52	16.33	12.88
Fund — Class C Shares w/o sales charges(6)	34.03	—	—	15.30
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	33.03	—	—	15.30
Fund — Class IS Shares w/o sales charges(5)	35.53	18.03	—	18.76
Fund — Class IR Shares w/o sales charges(7)	35.53	—	—	6.54
MSCI All Country World Net Index	26.60	8.41	8.79	5.49
Lipper Global Multi-Cap Growth Funds Index	29.00	9.32	9.54	6.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010, Class C and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio (the "Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (92.2%)
Argentina (1.0%)
Globant SA (a)	366,226	$38,838
China (13.6%)
China Resources Beer Holdings Co., Ltd. (b)	7,347,333	40,639
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,721,776	57,443
Haidilao International Holding Ltd. (b)(c)	6,481,000	26,033
Meituan Dianping, Class B (a)(b)	6,384,100	83,485
TAL Education Group ADR (a)	5,547,580	267,393
Trip.com Group Ltd. ADR (a)	1,157,078	38,808
		513,801
Denmark (5.0%)
DSV A/S	1,627,498	187,612
France (3.2%)
Hermes International	164,064	122,601
India (4.2%)
HDFC Bank Ltd.	8,884,972	158,348
Italy (3.6%)
Moncler SpA	2,976,124	133,948
Japan (5.0%)
Calbee, Inc.	1,400,300	45,624
Keyence Corp.	314,000	110,257
Nihon M&A Center, Inc.	997,600	34,330
		190,211
Korea, Republic of (1.0%)
NAVER Corp.	229,669	36,952
Switzerland (0.9%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	384	33,910
United Kingdom (2.0%)
Fevertree Drinks PLC	1,358,414	37,660
Reckitt Benckiser Group PLC	475,380	38,594
		76,254
United States (52.7%)
Adobe, Inc. (a)	477,757	157,569
Agilon Health Topco, Inc. (a)(d)(e) (acquisition cost — $11,376; acquired 11/7/18)	30,083	13,521
Alphabet, Inc., Class C (a)	130,067	173,902
Amazon.com, Inc. (a)	122,366	226,113
Booking Holdings, Inc. (a)	47,003	96,531
EPAM Systems, Inc. (a)	595,760	126,396
Facebook, Inc., Class A (a)	611,375	125,485
Farfetch Ltd., Class A (a)	2,423,385	25,082
Intuitive Surgical, Inc. (a)	104,692	61,889
Martin Marietta Materials, Inc.	163,251	45,652
Mastercard, Inc., Class A	912,101	272,344
salesforce.com, Inc. (a)	660,626	107,444
ServiceNow, Inc. (a)	595,863	168,224
Spotify Technology SA (a)	363,095	54,301
Uber Technologies, Inc. (a)	2,175,854	64,710
	Shares	Value (000)
Visa, Inc., Class A	810,985	$152,384
Vulcan Materials Co.	299,284	43,094
Workday, Inc., Class A (a)	236,116	38,829
Zillow Group, Inc., Class A (a)	630,142	28,823
Zillow Group, Inc., Class C (a)	199,211	9,152
		1,991,445
Total Common Stocks (Cost $2,217,872)		3,483,920
Preferred Stocks (0.2%)
United States (0.2%)
Airbnb, Inc. Series D (a)(d)(e) (acquisition cost — $1,594; acquired 4/16/14)	39,153	5,144
Magic Leap Series C (a)(d)(e) (acquisition cost — $3,175; acquired 12/22/15)	137,829	3,359
Total Preferred Stocks (Cost $4,769)		8,503
Short-Term Investment (7.8%)
Investment Company (7.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $295,110)	295,109,751	295,110
Total Investments Excluding Purchased Options (100.2%) (Cost $2,517,751)		3,787,533
Total Purchased Options Outstanding (0.0%) (Cost $9,109)		1,100
Total Investments (100.2%) (Cost $2,526,860) (f)(g)		3,788,633
Liabilities in Excess of Other Assets (–0.2%)		(8,552)
Net Assets (100.0%)		$3,780,081

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2019 amounts to approximately $22,024,000 and represents 0.6% of net assets.

(e)  At December 31, 2019, the Fund held fair valued securities valued at approximately $22,024,000, representing 0.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

(f)  The approximate fair value and percentage of net assets, $582,633,000 and 15.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $2,530,415,000. The aggregate gross unrealized appreciation is approximately $1,318,680,000 and the aggregate gross unrealized depreciation is approximately $60,462,000, resulting in net unrealized appreciation of approximately $1,258,218,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	491,307,627	491,308	$2	$2,515	$(2,513)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	634,542,637	634,543	415	3,274	(2,859)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	615,152,760	615,153	683	3,320	(2,637)
							$1,100	$9,109	$(8,009)

CNH  —  Chinese Yuan Renminbi Offshore.

USD  —  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	22.9%
Information Technology Services	14.5
Software	13.5
Internet & Direct Marketing Retail	12.5
Interactive Media & Services	9.9
Short-Term Investments	7.8
Diversified Consumer Services	7.1
Textiles, Apparel & Luxury Goods	6.8
Air Freight & Logistics	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,231,750)	$3,493,523
Investment in Security of Affiliated Issuer, at Value (Cost $295,110)	295,110
Total Investments in Securities, at Value (Cost $2,526,860)	3,788,633
Foreign Currency, at Value (Cost $2,495)	2,489
Receivable for Fund Shares Sold	10,208
Receivable for Investments Sold	617
Receivable from Affiliate	429
Tax Reclaim Receivable	278
Other Assets	196
Total Assets	3,802,850
Liabilities:
Payable for Investments Purchased	8,435
Payable for Advisory Fees	6,319
Deferred Capital Gain Country Tax	2,866
Payable for Fund Shares Redeemed	2,221
Due to Broker	1,540
Payable for Shareholder Services Fees — Class A	223
Payable for Distribution and Shareholder Services Fees — Class L	10
Payable for Distribution and Shareholder Services Fees — Class C	208
Payable for Sub Transfer Agency Fees — Class I	198
Payable for Sub Transfer Agency Fees — Class A	96
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Sub Transfer Agency Fees — Class C	23
Payable for Administration Fees	250
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	60
Payable for Transfer Agency Fees — Class L	10
Payable for Transfer Agency Fees — Class C	5
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Professional Fees	70
Payable for Custodian Fees	53
Other Liabilities	171
Total Liabilities	22,769
Net Assets	$3,780,081
Net Assets Consist of:
Paid-in-Capital	$2,587,276
Total Distributable Earnings	1,192,805
Net Assets	$3,780,081

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$2,220,219
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	76,253,978
Net Asset Value, Offering and Redemption Price Per Share	$29.12
CLASS A:
Net Assets	$1,070,124
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	38,088,681
Net Asset Value, Redemption Price Per Share	$28.10
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.56
Maximum Offering Price Per Share	$29.66
CLASS L:
Net Assets	$40,836
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,473,302
Net Asset Value, Offering and Redemption Price Per Share	$27.72
CLASS C:
Net Assets	$251,160
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,335,447
Net Asset Value, Offering and Redemption Price Per Share	$26.90
CLASS IS:
Net Assets	$124,173
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,254,811
Net Asset Value, Offering and Redemption Price Per Share	$29.18
CLASS IR:
Net Assets	$73,569
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,517,723
Net Asset Value, Offering and Redemption Price Per Share	$29.22

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $688 of Foreign Taxes Withheld)	$11,056
Dividends from Security of Affiliated Issuer (Note G)	4,699
Total Investment Income	15,755
Expenses:
Advisory Fees (Note B)	23,456
Shareholder Services Fees — Class A (Note D)	2,394
Distribution and Shareholder Services Fees — Class L (Note D)	290
Distribution and Shareholder Services Fees — Class C (Note D)	2,094
Sub Transfer Agency Fees — Class I	1,804
Sub Transfer Agency Fees — Class A	1,055
Sub Transfer Agency Fees — Class L	23
Sub Transfer Agency Fees — Class C	202
Administration Fees (Note C)	2,552
Custodian Fees (Note F)	350
Transfer Agency Fees — Class I (Note E)	40
Transfer Agency Fees — Class A (Note E)	211
Transfer Agency Fees — Class L (Note E)	31
Transfer Agency Fees — Class C (Note E)	18
Transfer Agency Fees — Class IS (Note E)	4
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	286
Registration Fees	278
Professional Fees	159
Directors' Fees and Expenses	72
Pricing Fees	3
Other Expenses	84
Expenses Before Non Operating Expenses	35,408
Bank Overdraft Expense	1
Total Expenses	35,409
Rebate from Morgan Stanley Affiliate (Note G)	(450)
Distribution Fees — Class L Shares Waived (Note D)	(174)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Net Expenses	34,782
Net Investment Loss	(19,027)
Realized Loss:
Investments Sold	(32,820)
Foreign Currency Translation	(19)
Net Realized Loss	(32,839)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $2,489)	951,534
Foreign Currency Translation	(28)
Net Change in Unrealized Appreciation (Depreciation)	951,506
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	918,667
Net Increase in Net Assets Resulting from Operations	$899,640

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(19,027)	$(12,237)
Net Realized Loss	(32,839)	(26,956)
Net Change in Unrealized Appreciation (Depreciation)	951,506	(199,476)
Net Increase (Decrease) in Net Assets Resulting from Operations	899,640	(238,669)
Dividends and Distributions to Shareholders:
Class I	—	(9,846)
Class A	—	(7,319)
Class L	—	(294)
Class C	—	(1,269)
Class IS	—	(438)
Class IR	—	(—	@)(a)
Total Dividends and Distributions to Shareholders	—	(19,166)
Capital Share Transactions:(1)
Class I:
Subscribed	904,534	1,221,941
Distributions Reinvested	—	9,644
Redeemed	(546,491)	(639,457)
Class A:
Subscribed	219,604	467,352
Distributions Reinvested	—	7,236
Redeemed	(216,191)	(393,036)
Class L:
Exchanged	46	247
Distributions Reinvested	—	275
Redeemed	(4,481)	(4,377)
Class C:
Subscribed	70,635	107,428
Distributions Reinvested	—	1,268
Redeemed	(36,622)	(33,797)
Class IS:
Subscribed	115,916	65,885
Distributions Reinvested	—	438
Redeemed	(4,208)	(66,763)
Class IR:
Subscribed	—	66,544	(a)
Net Increase in Net Assets Resulting from Capital Share Transactions	502,742	810,828
Total Increase in Net Assets	1,402,382	552,993
Net Assets:
Beginning of Period	2,377,699	1,824,706
End of Period	$3,780,081	$2,377,699

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	34,981	49,756
Shares Issued on Distributions Reinvested	—	373
Shares Redeemed	(20,909)	(27,089)
Net Increase in Class I Shares Outstanding	14,072	23,040
Class A:
Shares Subscribed	8,760	19,389
Shares Issued on Distributions Reinvested	—	289
Shares Redeemed	(8,663)	(16,730)
Net Increase in Class A Shares Outstanding	97	2,948
Class L:
Shares Exchanged	2	10
Shares Issued on Distributions Reinvested	—	11
Shares Redeemed	(180)	(187)
Net Decrease in Class L Shares Outstanding	(178)	(166)
Class C:
Shares Subscribed	2,895	4,605
Shares Issued on Distributions Reinvested	—	52
Shares Redeemed	(1,514)	(1,526)
Net Increase in Class C Shares Outstanding	1,381	3,131
Class IS:
Shares Subscribed	4,310	2,537
Shares Issued on Distributions Reinvested	—	17
Shares Redeemed	(155)	(2,526)
Net Increase in Class IS Shares Outstanding	4,155	28
Class IR:
Shares Subscribed	—	2,518 (a)

(a)  For the period June 15, 2018 through December 31, 2018.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$21.50		$22.94		$15.41		$16.36		$13.98
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)		(0.07)		(0.06)		(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss)	7.74		(1.20)		7.68		0.18		2.64
Total from Investment Operations	7.62		(1.27)		7.62		0.13		2.59
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.17)		(0.09)		(1.08)		(0.21)
Net Asset Value, End of Period	$29.12		$21.50		$22.94		$15.41		$16.36
Total Return(3)	35.44%		(5.66)%		49.44%		1.05%		18.50%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,220,219		$1,337,133		$898,008		$255,187		$238,920
Ratio of Expenses Before Expense Limitation	N/A		N/A		0.99%		1.07%		1.20%
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)(6)	0.79	%(4)	0.80	%(4)	0.98	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.94	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.44	)%(4)	(0.30	)%(4)	(0.31	)%(4)	(0.34	)%(4)	(0.33	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	15%		28%		30%		37%		115%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class I shares. Prior to December 7, 2015, the maximum ratio was 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.25% for Class I shares.

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to January 1, 2018, the maximum ratio was 0.81% for Class I shares.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$20.81		$22.28		$15.01		$16.03		$13.75
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.18)		(0.14)		(0.12)		(0.11)		(0.10)
Net Realized and Unrealized Gain (Loss)	7.47		(1.16)		7.48		0.17		2.59
Total from Investment Operations	7.29		(1.30)		7.36		0.06		2.49
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.17)		(0.09)		(1.08)		(0.21)
Net Asset Value, End of Period	$28.10		$20.81		$22.28		$15.01		$16.03
Total Return(3)	35.03%		(5.96)%		49.03%		0.62%		18.16%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,070,124		$790,571		$780,705		$340,092		$347,683
Ratio of Expenses Before Expense Limitation	N/A		N/A		1.32%		1.41%		1.50%
Ratio of Expenses After Expense Limitation	1.22	%(4)	1.26	%(4)(6)	1.12	%(4)	1.17	%(4)	1.25	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.22	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.72	)%(4)	(0.59	)%(4)	(0.63	)%(4)	(0.70	)%(4)	(0.64	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	15%		28%		30%		37%		115%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A Shares. Prior to December 7, 2015, the maximum ratio was 1.45% for Class A Share. Prior to January 23, 2015, the maximum ratio was 1.60% for class A shares.

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to January 1, 2018, the maximum ratio was 1.23% for Class A shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$20.54		$22.01		$14.84		$15.87		$13.62
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.15)		(0.13)		(0.12)		(0.11)
Net Realized and Unrealized Gain (Loss)	7.37		(1.15)		7.39		0.17		2.57
Total from Investment Operations	7.18		(1.30)		7.26		0.05		2.46
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.17)		(0.09)		(1.08)		(0.21)
Net Asset Value, End of Period	$27.72		$20.54		$22.01		$14.84		$15.87
Total Return(3)	34.96%		(6.04)%		48.91%		0.56%		18.03%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,836		$33,913		$39,979		$30,133		$34,628
Ratio of Expenses Before Expense Limitation	1.74%		1.78%		1.86%		1.93%		2.03%
Ratio of Expenses After Expense Limitation	1.28	%(4)	1.32	%(4)(6)	1.20	%(4)	1.25	%(4)	1.30	%(4)(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.28	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.78	)%(4)	(0.65	)%(4)	(0.67	)%(4)	(0.79	)%(4)	(0.70	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	15%		28%		30%		37%		115%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class L shares.

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class L shares. Prior to January 1, 2018, the maximum ratio was 1.50% for Class L shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Opportunity Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$20.07		$21.64		$14.69		$15.80		$15.25
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.35)		(0.30)		(0.26)		(0.21)		(0.15)
Net Realized and Unrealized Gain (Loss)	7.18		(1.10)		7.30		0.18		0.91
Total from Investment Operations	6.83		(1.40)		7.04		(0.03)		0.76
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.17)		(0.09)		(1.08)		(0.21)
Net Asset Value, End of Period	$26.90		$20.07		$21.64		$14.69		$15.80
Total Return(4)	34.03%		(6.61)%		47.92%		0.05%		4.95	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$251,160		$159,642		$104,364		$33,801		$20,475
Ratio of Expenses Before Expense Limitation	N/A		N/A		2.01%		2.08%		2.22	%(8)
Ratio of Expenses After Expense Limitation	1.94	%(5)	1.95	%(5)(6)	1.81	%(5)	1.84	%(5)	2.03	%(5)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.94	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(1.45	)%(5)	(1.30	)%(5)	(1.33	)%(5)	(1.38	)%(5)	(1.40	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	15%		28%		30%		37%		115%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to January 1, 2018, the maximum ratio was 2.20% for Class C shares.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$21.53		$23.00		$15.44		$16.38		$13.99
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.00	)(3)	(0.05)		(0.06)		(0.05)
Net Realized and Unrealized Gain (Loss)	7.79		(1.30)		7.70		0.20		2.65
Total from Investment Operations	7.65		(1.30)		7.65		0.14		2.60
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.17)		(0.09)		(1.08)		(0.21)
Net Asset Value, End of Period	$29.18		$21.53		$23.00		$15.44		$16.38
Total Return(4)	35.53%		(5.78)%		49.54%		1.11%		18.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$124,173		$2,156		$1,650		$23		$804
Ratio of Expenses Before Expense Limitation	0.86%		N/A		1.24%		3.82%		3.56%
Ratio of Expenses After Expense Limitation	0.84	%(5)	0.88	%(5)(7)	0.71	%(5)	0.71	%(5)	0.77	%(5)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.84	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.51	)%(5)	(0.02	)%(5)	(0.23	)%(5)	(0.41	)%(5)	(0.28	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	15%		28%		30%		37%		115%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.72% for Class IS shares. Prior to December 7, 2015, the maximum ratio was 1.03% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.18% for Class IS shares.

(7)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to January 1, 2018, the maximum ratio was 0.72% for Class IS shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Opportunity Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$21.56		$26.67
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.06)
Net Realized and Unrealized Gain on Investments Gain (Loss)	7.75		(4.88)
Total from Investment Operations	7.66		(4.94)
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.17)
Net Asset Value, End of Period	$29.22		$21.56
Total Return(3)	35.53%		(18.63	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$73,569		$54,284
Ratio of Expenses Before Expense Limitation	N/A		N/A
Ratio of Expenses After Expense Limitation	0.84	%(4)	0.88	%(4)(6)
Ratios of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.84	%(4)	N/A
Ratio of Net Investment Loss	(0.35	)%(4)	(0.46	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		(0.01	)%(6)
Portfolio Turnover Rate	15%		28%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$187,612	$—	$187,612
Banks	158,348	—	—	158,348
Beverages	78,299	—	—	78,299
Construction Materials	88,746	—	—	88,746
Diversified Consumer Services	267,393	—	—	267,393
Electronic Equipment, Instruments & Components	—	110,257	—	110,257
Entertainment	54,301	—	—	54,301
Food Products	57,443	79,534	—	136,977
Health Care Equipment & Supplies	61,889	—	—	61,889
Health Care Technology	—	—	13,521	13,521
Hotels, Restaurants & Leisure	26,033	—	—	26,033
Household Products	38,594	—	—	38,594
Information Technology Services	551,124	—	—	551,124
Interactive Media & Services	337,362	36,952	—	374,314
Internet & Direct Marketing Retail	470,019	—	—	470,019
Professional Services	—	34,330	—	34,330
Road & Rail	64,710	—	—	64,710
Software	510,904	—	—	510,904
Textiles, Apparel & Luxury Goods	122,601	133,948	—	256,549
Total Common Stocks	2,887,766	582,633	13,521	3,483,920
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks
Electronic Equipment, Instruments & Components	$—	$—	$3,359	$3,359
Internet & Direct Marketing Retail	—	—	5,144	5,144
Total Preferred Stocks	—	—	8,503	8,503
Call Options Purchased	—	1,100	—	1,100
Short-Term Investment
Investment Company	295,110	—	—	295,110
Total Assets	$3,182,876	$583,733	$22,024	$3,788,633

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$11,394	$16,235
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	(7,786)
Change in unrealized appreciation (depreciation)	2,127	54
Realized gains (losses)	—	—
Ending Balance	$13,521	$8,503
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$2,127	$54

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2019.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Common Stock	$13,521	Market Transaction Method	Precedent Transaction	$449.46	Increase
Preferred Stocks	$8,503	Market Transaction Method	Precedent Transaction	$27.00	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	12.5%–24.5% / 17.5%	Decrease
			Perpetual Growth Rate	3.0%–4.0% / 3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	0.6x–15.1x / 4.9x	Increase
			Discount for Lack of Marketability	8.5%–17.0% / 11.9%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$1,100	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(7,519)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(2,008)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$1,100	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$2		$—	$(2)	$0
Royal Bank of Scotland	1,098		—	(1,098)	0
Total	$1,100	(a)	$—	$(1,100)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	1,700,498,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.40% for Class L shares, 2.10% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2019, this waiver amounted to approximately $174,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund 's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST

Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $699,116,000 and $432,791,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $450,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$122,351	$745,459	$572,700	$4,699
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$295,110

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$12,718	$6,448

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$18,982	$(18,982)

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $50,341,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2019, the Fund intends to defer to January 1, 2020 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$12,127	$—

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 33.8%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

30

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?

Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

31

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

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Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

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This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
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© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
2920392 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,051.90	$1,020.16	$5.17	$5.09	1.00%
Global Real Estate Portfolio Class A	1,000.00	1,049.70	1,018.40	6.97	6.87	1.35
Global Real Estate Portfolio Class L	1,000.00	1,048.00	1,015.88	9.55	9.40	1.85
Global Real Estate Portfolio Class C	1,000.00	1,045.60	1,014.62	10.83	10.66	2.10
Global Real Estate Portfolio Class IS	1,000.00	1,051.60	1,020.47	4.86	4.79	0.94
Global Real Estate Portfolio Class IR	1,000.00	1,052.70	1,020.47	4.86	4.79	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.35%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 22.70%, and underperformed the MSCI World Net Index, which returned 27.67%.

Factors Affecting Performance

•  Overall returns have been strong in the real estate investment trust (REIT) market for full year 2019, but there was a wide disparity in share price performance; sectors viewed as defensive generally outperformed as the lower-for-longer investment theme strengthened and segments of the equity market appeared to be pricing in an economic slowdown/recession scenario. Bond yields continued to decline, achieving all-time lows in late August 2019; a phase that began in the fourth quarter of 2018, resulting in negative sovereign bond yields in certain markets (Germany, Japan) and significant bond yield declines in the U.S. and Australia. Given this combination of thematic investing and all-time low bond yields, we have witnessed a continued willingness among investors to pay premium valuations for segments of the market that are viewed as having greater predictability in cash flows. We suspect that underlying private market property valuation has become a less relevant metric as generalist investors and passive funds have become the marginal buyer of real estate securities. Generalist investors appear to place a greater focus on secular themes and are untethered to private market valuations.

•  With share prices generally appearing untethered to private real estate values, there are sectors trading at relative valuations previously witnessed during the 2008-09 global financial crisis and some sectors trading in excess of 50% premiums to net asset values (NAVs). There has been a continued willingness to pay premium valuations for segments of the REIT market that are viewed as having greater predictability in cash flows (e.g., U.S. net lease and health care REITs, Japan REITs [J-REITs]) or benefiting from a secular investment theme (e.g., U.S. industrial and data centers). In addition, the concerns with regard to economic growth have generally placed downward pressure on segments that are viewed as more vulnerable — office, retail and hotels. Many of these stocks are trading at large discounts to NAVs, despite significant transactional evidence in the private markets in the office and hotel sectors. This has resulted in a further widening of the disparity in share price valuations among market segments. The Fund continues to be underweight to segments that have benefited from this theme due to premium share price valuations, and overweight to market segments which trade at very attractive discounted valuations.

•  The global real estate securities market gained 22.7% during the 12-month period ending December 31, 2019, as measured by the Index.

o  In the U.S., property stocks gained 24.3%, as measured by the FTSE EPRA Nareit U.S. Index.(i) Continued negative sentiment and share price weakness in NYC office and Class A malls resulted in very wide discounts to NAVs, while data centers and net lease assets experienced share price strength due to being viewed as defensive in a lower-for-longer interest rate environment (in the case of net lease) or having a secular growth theme (in the case of data centers).

o  In Asia, property stocks gained 17.1%, as measured by the FTSE EPRA Nareit Developed Asia Index.(i) There have been three important macro events impacting Asia: the protests in Hong Kong, the ongoing U.S.-China trade war and the overall view of the market from lower-for-longer (this sentiment peaked in August 2019) to a more recent shift towards modestly higher sovereign bond yields. Following declines due to the continuation of anti-government protests, Hong Kong stocks traded at a wide discount to NAV and continue to trade at the widest discounts on a global basis. In Japan, REITs posted gains due to investors' search for yield, the Bank of Japan's commitment to monetary easing and the asset purchase program, and the segment's defensive characteristics.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

o  In Europe, property stocks gained 27.3%, as measured by the FTSE EPRA Nareit Developed Europe Index.(i) The U.K. posted the largest gains on a global basis due to currency strength and less uncertainty over Brexit.

•  The top contributors to performance were the underweight to German residential and overweight to the U.K. Majors and London office specialists.

o  German residential underweight — the Fund's underweight to this sector was a key contributor as the sector experienced steep declines and volatility, particularly after the second quarter of 2019 when the City of Berlin proposed to freeze rents and have rental reductions in some cases, in response to a surge in housing costs.

o  U.K. Majors and London office specialists overweight — the U.K. Majors and London office specialists traded at attractive discounted valuations throughout the year, and experienced a strong recovery in share prices in the fourth quarter of 2019 on reduced concerns over Brexit.

•  The key detractors from performance were the Fund's overweight to and stock selection within the U.S. malls sector and Hong Kong real estate operating companies (REOCs), and underweights to the U.S. net lease and U.S. industrial sectors and J-REITs.

o  U.S. malls — the Fund remained overweight to select owners of Class A malls, as tenant sales in the "A mall" portfolios continue to experience growth despite retailer challenges, but the sector underperformed in the period as sentiment towards retail remains negative.

o  Hong Kong REOCs — the overweight to Hong Kong REOCs detracted for the period due to escalation of anti-government protests and market sentiment on the economic uncertainties related to the U.S.-Sino trade war. The stocks experienced a recovery in the fourth quarter of 2019, but still ended the year trading at a significant 47% discount to NAVs.

o  U.S. net lease sector underweight — the sector traded at one of the most significant premiums to NAV (+47% at the end of December) but the companies experienced share price gains on investor preference for stocks viewed as more defensive, given that net lease companies generally feature more bond-like cash flows.

o  U.S. industrial sector underweight — this sector outperformed as it continued to benefit from a secular investment theme despite trading at a +23% premium to NAVs at the end of December 2019.

o  J-REITs underweight — this sector significantly outperformed for the period and traded at a +22% premium to NAVs as investors continued to favor J-REITs due to being viewed as defensive and attractive in a lower-for-longer Japanese government bond yield environment.

Management Strategies

•  We believe listed real estate security returns should mirror private real estate performance. This strategy may result in periods of underperformance, particularly when the market is driven more by thematic/momentum investing and macro factors, as opposed to fundamentals and intrinsic value. The current prolonged period in which underlying private market valuation is not a relevant determinant of share prices has been surprising. The private market is more than six times larger than the

(i)  The FTSE EPRA Nareit U.S. Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the U.S. real estate markets. The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asia real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

public markets and has, up until this period, always served as a key determinant of share prices and our key metric. It is logical to us that persistent discounts cannot exist when there is so much capital on the sidelines needing to invest, and we believe we will be rewarded as these stocks provide favorable risk-adjusted return opportunities based on our analysis.

•  We would note the lack of focus on valuations/fundamentals has been, in our opinion, prolonged due to the following factors:

o  Institutional investors have demonstrated a significant preference for private real estate (as opposed to public real estate); as a result, generalist and passive investors have become the marginal buyers.

o  Generalist investors tend to focus less on valuations and more on traditional stock market metrics (such as earnings growth and dividend yields) and secular themes.

o  Growth of passive investing in the REIT space has contributed to exacerbating the dislocation due to a lack of focus on differentiating among stocks based on fundamentals, and instead adding to overvalued stocks that have grown in market capitalization and reducing exposure to undervalued stocks that have decreased in size.

o  Untethered to private real estate valuations, earnings multiples have expanded to record levels in sectors viewed as more defensive or benefiting from favorable secular themes. This has resulted in a willingness to ignore the distinction in multiples used to value assets in the private real estate sector and therefore indifference about the quality of the real estate cash flow when buying stocks based on fund from operations (FFO) multiples, as shown by net lease and health care REITs trading at higher multiples than NYC office REITs.

•  Regional bets are currently relatively muted due to a lack of large valuation disparities among the regions and due to macro uncertainties which may impact regional share prices far more than underlying fundamentals and valuations, and we have instead focused more on the significant disparity in valuations within each of the regions. While the overall global real estate securities market ended the period trading at a 5% premium to NAVs, we see significant disparities in valuations among market segments within each of the major regions, with the most attractive expected return prospects from companies concentrated in U.S. central business district office (especially NYC office), U.S. and Continental European high quality retail, the Hong Kong commercial property companies, the U.K. Majors, U.S. hotels, and select opportunities to invest in other core assets at attractive discounted valuations in a number of other global markets.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors(1), the MSCI World Net Index(2) and the Lipper Global Real Estate Funds Index(3)

	Period Ended December 31, 2019 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	18.35%	4.14%	7.42%	4.12%
Fund — Class A Shares w/o sales charges(5)	17.90	3.82	7.12	3.83
Fund — Class A Shares with maximum 5.25% sales charges(5)	11.69	2.71	6.55	3.41
Fund — Class L Shares w/o sales charges(6)	17.37	3.31	6.59	3.72
Fund — Class C Shares w/o sales charges(8)	16.98	—	—	2.60
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	15.98	—	—	2.60
Fund — Class IS Shares w/o sales charges(7)	18.43	4.22	—	5.73
Fund — Class IR Shares w/o sales charges(9)	18.44	—	—	6.09
FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors	22.70	6.23	8.96	4.66
MSCI World Net Index	27.67	8.74	9.47	6.37
Lipper Global Real Estate Funds Index	23.63	6.28	8.49	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Australia (2.8%)
Dexus REIT	643,341	$5,282
GPT Group (The) REIT	606,648	2,384
Mirvac Group REIT	1,195,073	2,667
Scentre Group REIT	2,759,700	7,417
Stockland REIT	25,925	84
Vicinity Centres REIT	908,503	1,588
		19,422
Austria (0.1%)
Atrium European Real Estate Ltd. (a)	142,973	552
Canada (1.9%)
Boardwalk REIT	3,871	137
Crombie Real Estate Investment Trust REIT	91,816	1,127
First Capital Real Estate Investment Trust	292,602	4,658
H&R Real Estate Investment Trust REIT	66,063	1,073
RioCan Real Estate Investment Trust REIT	265,803	5,477
SmartCentres Real Estate Investment Trust REIT	23,544	566
		13,038
China (1.2%)
China Overseas Land & Investment Ltd. (b)	754,000	2,937
China Resources Land Ltd. (b)	606,000	3,017
Longfor Group Holdings Ltd. (b)	413,500	1,937
Poly Property Development Co., Ltd. (a)(b)	10,000	60
		7,951
Finland (0.3%)
Kojamo Oyj	106,682	1,939
France (5.5%)
Carmila SA REIT	52,828	1,185
Covivio REIT	18,322	2,080
Gecina SA REIT	40,908	7,323
ICADE REIT	13,939	1,517
Klepierre SA REIT	323,221	12,273
Mercialys SA REIT	195,495	2,704
Unibail-Rodamco-Westfield REIT	65,990	10,411
		37,493
Germany (3.3%)
ADO Properties SA	26,190	943
Alstria Office AG REIT	121,867	2,289
Deutsche Wohnen SE	172,541	7,018
LEG Immobilien AG	21,810	2,576
Vonovia SE	184,316	9,900
		22,726
Hong Kong (8.5%)
China Merchants Commercial Real Estate Investment Trust REIT (a)	1,187,165	507
CK Asset Holdings Ltd.	557,000	4,021
Hang Lung Properties Ltd.	874,000	1,918
Hongkong Land Holdings Ltd.	1,603,200	9,218
Hysan Development Co., Ltd.	129,014	506
Link REIT	1,182,775	12,523
	Shares	Value (000)
Midea Real Estate Holding Ltd.	164,000	$503
New World Development Co., Ltd.	1,934,758	2,652
Sino Land Co., Ltd.	535,048	777
Sun Hung Kai Properties Ltd.	902,367	13,815
Swire Properties Ltd.	2,335,900	7,749
Wharf Real Estate Investment Co., Ltd.	650,075	3,967
		58,156
Ireland (0.5%)
Hibernia REIT PLC	2,105,876	3,331
Japan (10.3%)
Activia Properties, Inc. REIT	204	1,022
Advance Residence Investment Corp. REIT	740	2,346
Daiwa Office Investment Corp. REIT	117	898
Frontier Real Estate Investment Corp. REIT	57	240
GLP J-REIT	1,799	2,238
Hulic Co., Ltd.	103,100	1,241
Hulic REIT, Inc.	484	878
Industrial & Infrastructure Fund Investment Corp. REIT	65	99
Invincible Investment Corp. REIT	724	413
Japan Excellent, Inc. REIT	399	646
Japan Hotel REIT Investment Corp.	2,964	2,214
Japan Real Estate Investment Corp. REIT	908	6,026
Japan Retail Fund Investment Corp. REIT	965	2,077
Kenedix Office Investment Corp. REIT	138	1,066
Mitsubishi Estate Co., Ltd.	603,300	11,544
Mitsui Fudosan Co., Ltd.	451,800	11,042
Mori Trust Sogo Reit, Inc.	504	905
Nippon Building Fund, Inc. REIT	1,076	7,887
Nippon Prologis, Inc. REIT	905	2,305
Nomura Real Estate Master Fund, Inc. REIT	2,025	3,464
Orix, Inc. J-REIT	454	984
Premier Investment Corp. REIT	406	574
Sumitomo Realty & Development Co., Ltd.	221,100	7,714
Tokyo Tatemono Co., Ltd.	17,700	276
United Urban Investment Corp. REIT	1,537	2,887
		70,986
Malta (0.0%)
BGP Holdings PLC (a)(c)	12,867,024	19
Netherlands (0.7%)
Eurocommercial Properties N.V. CVA REIT	99,116	2,779
NSI N.V. REIT	32,775	1,596
Wereldhave N.V. REIT	19,315	436
		4,811
Norway (0.4%)
Entra ASA	152,990	2,529
Norwegian Property ASA	341,441	540
		3,069
Singapore (1.6%)
Ascendas Real Estate Investment Trust REIT	1,473,489	3,254
CapitaLand Commercial Trust REIT	1,341,995	1,986
CapitaLand Ltd.	124,100	346

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Singapore (cont'd)
CapitaLand Mall Trust REIT	741,400	$1,356
Frasers Logistics & Industrial Trust REIT	1,133,900	1,045
Mapletree Commercial Trust REIT	769,246	1,367
Mapletree Logistics Trust REIT	423,000	547
UOL Group Ltd.	222,976	1,379
		11,280
Spain (1.2%)
Inmobiliaria Colonial Socimi SA REIT	219,072	2,792
Merlin Properties Socimi SA REIT	362,136	5,195
		7,987
Sweden (0.9%)
Atrium Ljungberg AB, Class B	49,602	1,196
Castellum AB	40,407	950
Fabege AB	40,800	678
Hufvudstaden AB, Class A	126,255	2,496
Kungsleden AB	56,012	588
		5,908
Switzerland (0.2%)
PSP Swiss Property AG (Registered)	12,370	1,708
United Kingdom (5.4%)
British Land Co., PLC (The) REIT	989,549	8,373
Capital & Counties Properties PLC	387,408	1,343
Derwent London PLC REIT	73,730	3,917
Grainger PLC	179,798	746
Great Portland Estates PLC REIT	301,473	3,434
Hammerson PLC REIT	859,853	3,516
Intu Properties PLC REIT (a)	379,871	171
Land Securities Group PLC REIT	651,924	8,549
Segro PLC REIT	133,516	1,587
Shaftesbury PLC REIT	55,057	689
St. Modwen Properties PLC	240,463	1,583
Urban & Civic PLC	630,246	2,880
		36,788
United States (54.1%)
Alexandria Real Estate Equities, Inc. REIT	33,395	5,396
American Campus Communities, Inc. REIT	77,460	3,643
American Homes 4 Rent, Class A REIT	145,522	3,814
Apartment Investment & Management Co., Class A REIT	62,809	3,244
AvalonBay Communities, Inc. REIT	123,242	25,844
Boston Properties, Inc. REIT	167,926	23,150
Camden Property Trust REIT	77,535	8,226
Cousins Properties, Inc. REIT	127,820	5,266
CubeSmart REIT	193,064	6,078
DiamondRock Hospitality Co. REIT	873,010	9,673
Digital Realty Trust, Inc. REIT	76,500	9,160
Duke Realty Corp. REIT	68,560	2,377
Equity Residential REIT	156,439	12,659
Essex Property Trust, Inc. REIT	17,287	5,201
Exeter Industrial Value Fund, LP (a)(c)(d)	1,860,000	128
Extra Space Storage, Inc. REIT	33,935	3,584
	Shares	Value (000)
Gaming and Leisure Properties, Inc. REIT	91,540	$3,941
Healthcare Realty Trust, Inc. REIT	301,090	10,047
Healthcare Trust of America, Inc., Class A REIT	100,959	3,057
Healthpeak Properties, Inc. REIT	60,724	2,093
Highwoods Properties, Inc. REIT	30,850	1,509
Host Hotels & Resorts, Inc. REIT	987,906	18,326
Hudson Pacific Properties, Inc. REIT	216,686	8,158
Invitation Homes, Inc. REIT	220,720	6,615
JBG SMITH Properties REIT	101,269	4,040
Kilroy Realty Corp. REIT	42,629	3,576
Lexington Realty Trust REIT	133,090	1,413
Liberty Property Trust REIT	50,593	3,038
Life Storage, Inc. REIT	12,994	1,407
Macerich Co. (The) REIT	541,182	14,569
Mack-Cali Realty Corp. REIT	103,237	2,388
Mid-America Apartment Communities, Inc. REIT	30,993	4,087
Paramount Group, Inc. REIT	435,285	6,059
ProLogis, Inc. REIT	248,693	22,168
Public Storage REIT	32,920	7,011
QTS Realty Trust, Inc., Class A REIT	7,979	433
Regency Centers Corp. REIT	102,632	6,475
Senior Housing Properties Trust REIT	92,680	782
Simon Property Group, Inc. REIT	289,367	43,104
SL Green Realty Corp. REIT	421,060	38,687
Sunstone Hotel Investors, Inc. REIT	525,559	7,316
UDR, Inc. REIT	69,095	3,227
Ventas, Inc. REIT	8,965	518
Vornado Realty Trust REIT	169,182	11,251
Weingarten Realty Investors REIT	161,390	5,042
Welltower, Inc. REIT	46,305	3,787
		371,567
Total Common Stocks (Cost $503,784)		678,731
Short-Term Investment (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $287)	287,355	287
Total Investments (98.9%) (Cost $504,071) (e)(f)		679,018
Other Assets in Excess of Liabilities (1.1%)		7,285
Net Assets (100.0%)		$686,303

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2019, the Fund held fair valued securities valued at approximately $147,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of $0. At December 31, 2019, this security had an aggregate market value of approximately $128,000, representing less than 0.05% of net assets.

(e)  The approximate fair value and percentage of net assets, $106,888,000 and 15.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $541,924,000. The aggregate gross unrealized appreciation is approximately $151,784,000 and the aggregate gross unrealized depreciation is approximately $14,690,000, resulting in net unrealized appreciation of approximately $137,094,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	23.7%
Office	22.2
Retail	20.6
Residential	15.5
Other*	7.0
Lodging/Resorts	5.6
Industrial	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $503,784)	$678,731
Investment in Security of Affiliated Issuer, at Value (Cost $287)	287
Total Investments in Securities, at Value (Cost $504,071)	679,018
Foreign Currency, at Value (Cost $1,960)	1,978
Receivable for Fund Shares Sold	3,322
Dividends Receivable	3,013
Receivable for Investments Sold	1,311
Tax Reclaim Receivable	247
Receivable from Affiliate	2
Other Assets	110
Total Assets	689,001
Liabilities:
Payable for Advisory Fees	1,436
Payable for Fund Shares Redeemed	852
Deferred Capital Gain Country Tax	109
Payable for Sub Transfer Agency Fees — Class I	63
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	53
Payable for Administration Fees	47
Payable for Custodian Fees	33
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	3
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Investments Purchased	3
Other Liabilities	87
Total Liabilities	2,698
Net Assets	$686,303
Net Assets Consist of:
Paid-in-Capital	$546,213
Total Distributable Earnings	140,090
Net Assets	$686,303

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$323,386
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	32,753,062
Net Asset Value, Offering and Redemption Price Per Share	$9.87
CLASS A:
Net Assets	$10,728
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,089,218
Net Asset Value, Redemption Price Per Share	$9.85
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$10.40
CLASS L:
Net Assets	$1,419
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	145,592
Net Asset Value, Offering and Redemption Price Per Share	$9.75
CLASS C:
Net Assets	$397
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	41,554
Net Asset Value, Offering and Redemption Price Per Share	$9.56
CLASS IS:
Net Assets	$350,363
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	35,497,675
Net Asset Value, Offering and Redemption Price Per Share	$9.87
CLASS IR:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	994
Net Asset Value, Offering and Redemption Price Per Share	$9.87

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,249 of Foreign Taxes Withheld)	$27,707
Dividends from Security of Affiliated Issuer (Note G)	129
Total Investment Income	27,836
Expenses:
Advisory Fees (Note B)	6,642
Administration Fees (Note C)	664
Sub Transfer Agency Fees — Class I	399
Sub Transfer Agency Fees — Class A	13
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Professional Fees	135
Custodian Fees (Note F)	123
Registration Fees	107
Shareholder Reporting Fees	69
Shareholder Services Fees — Class A (Note D)	33
Distribution and Shareholder Services Fees — Class L (Note D)	10
Distribution and Shareholder Services Fees — Class C (Note D)	5
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	11
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	10
Transfer Agency Fees — Class IR (Note E)	2
Directors' Fees and Expenses	27
Pricing Fees	11
Other Expenses	31
Expenses Before Non Operating Expenses	8,310
Bank Overdraft Expense	19
Total Expenses	8,329
Reimbursement of Class Specific Expenses — Class I (Note B)	(193)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(7)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(11)
Waiver of Advisory Fees (Note B)	(6)
Net Expenses	8,105
Net Investment Income	19,731
Realized Gain (Loss):
Investments Sold	51,679
Foreign Currency Translation	(71)
Net Realized Gain	51,608
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $109)	74,782
Foreign Currency Translation	24
Net Change in Unrealized Appreciation (Depreciation)	74,806
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	126,414
Net Increase in Net Assets Resulting from Operations	$146,145

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$19,731	$31,927
Net Realized Gain	51,608	97,874
Net Change in Unrealized Appreciation (Depreciation)	74,806	(211,792)
Net Increase (Decrease) in Net Assets Resulting from Operations	146,145	(81,991)
Dividends and Distributions to Shareholders:
Class I	(30,795)	(43,049)
Class A	(992)	(1,425)
Class L	(121)	(74)
Class C	(33)	(44)
Class IS	(31,992)	(59,675)
Class IR	(1)	(1)
Total Dividends and Distributions to Shareholders	(63,934)	(104,268)
Capital Share Transactions:(1)
Class I:
Subscribed	52,386	88,211
Distributions Reinvested	21,514	32,086
Redeemed	(143,648)	(235,198)
Class A:
Subscribed	1,398	1,604
Distributions Reinvested	985	1,415
Redeemed	(5,586)	(5,260)
Class L:
Exchanged	25	518
Distributions Reinvested	121	74
Redeemed	(39)	(567)
Class C:
Subscribed	110	200
Distributions Reinvested	33	43
Redeemed	(208)	(53)
Class IS:
Subscribed	44,869	106,012
Distributions Reinvested	30,673	57,230
Redeemed	(292,311)	(588,634)
Class IR:
Subscribed	—	10 (a)
Distributions Reinvested	1	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(289,677)	(542,309)
Total Decrease in Net Assets	(207,466)	(728,568)
Net Assets:
Beginning of Period	893,769	1,622,337
End of Period	$686,303	$893,769

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,134	8,284
Shares Issued on Distributions Reinvested	2,227	3,281
Shares Redeemed	(13,954)	(21,915)
Net Decrease in Class I Shares Outstanding	(6,593)	(10,350)
Class A:
Shares Subscribed	136	149
Shares Issued on Distributions Reinvested	102	145
Shares Redeemed	(543)	(495)
Net Decrease in Class A Shares Outstanding	(305)	(201)
Class L:
Shares Exchanged	3	57
Shares Issued on Distributions Reinvested	13	8
Shares Redeemed	(4)	(53)
Net Increase in Class L Shares Outstanding	12	12
Class C:
Shares Subscribed	11	18
Shares Issued on Distributions Reinvested	4	5
Shares Redeemed	(21)	(5)
Net Increase (Decrease) in Class C Shares Outstanding	(6)	18
Class IS:
Shares Subscribed	4,341	9,846
Shares Issued on Distributions Reinvested	3,175	5,868
Shares Redeemed	(28,336)	(53,663)
Net Decrease in Class IS Shares Outstanding	(20,820)	(37,949)
Class IR:
Shares Subscribed	—	1 (a)
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IR Shares Outstanding	— @@	1 (a)

(a)  For the period June 15, 2018 through December 31, 2018.

@@  Amount is less than 500 shares.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.19		$11.13		$10.76		$10.80		$11.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.24		0.27		0.25		0.21		0.18
Net Realized and Unrealized Gain (Loss)	1.43		(1.11)		0.80		0.15		(0.28)
Total from Investment Operations	1.67		(0.84)		1.05		0.36		(0.10)
Distributions from and/or in Excess of:
Net Investment Income	(0.54)		(0.51)		(0.15)		(0.34)		(0.20)
Net Realized Gain	(0.45)		(0.59)		(0.53)		(0.04)		—
Paid-in-Capital	—		—		—		(0.02)		—
Total Distributions	(0.99)		(1.10)		(0.68)		(0.40)		(0.20)
Net Asset Value, End of Period	$9.87		$9.19		$11.13		$10.76		$10.80
Total Return(3)	18.35%		(7.92)%		9.73%		3.42%		(0.94)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$323,386		$361,680		$553,319		$471,790		$1,192,624
Ratio of Expenses Before Expense Limitation	1.05%		1.10%		1.07%		1.04%		1.05%
Ratio of Expenses After Expense Limitation	1.00	%(4)	1.03	%(4)(5)	1.05	%(4)	1.04	%(4)	1.05	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.00	%(4)	1.03	%(4)	1.05	%(4)	N/A		1.05	%(4)
Ratio of Net Investment Income	2.36	%(4)	2.54	%(4)	2.20	%(4)	1.88	%(4)	1.65	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	24%		38%		39%		26%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.05% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.17		$11.10		$10.71		$10.74		$11.05
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.21		0.23		0.17		0.17		0.16
Net Realized and Unrealized Gain (Loss)	1.41		(1.10)		0.84		0.16		(0.30)
Total from Investment Operations	1.62		(0.87)		1.01		0.33		(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.47)		(0.09)		(0.30)		(0.17)
Net Realized Gain	(0.45)		(0.59)		(0.53)		(0.04)		—
Paid-in-Capital	—		—		—		(0.02)		—
Total Distributions	(0.94)		(1.06)		(0.62)		(0.36)		(0.17)
Net Asset Value, End of Period	$9.85		$9.17		$11.10		$10.71		$10.74
Total Return(3)	17.90%		(8.19)%		9.44%		3.12%		(1.25)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,728		$12,775		$17,701		$92,730		$135,517
Ratio of Expenses Before Expense Limitation	1.37%		1.39%		N/A		1.36%		N/A
Ratio of Expenses After Expense Limitation	1.35	%(4)	1.38	%(4)(5)	1.35	%(4)	1.35	%(4)	1.34	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.35	%(4)	1.38	%(4)	1.35	%(4)	N/A		1.34	%(4)
Ratio of Net Investment Income	2.00	%(4)	2.18	%(4)	1.55	%(4)	1.51	%(4)	1.47	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	24%		38%		39%		26%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.09		$11.01		$10.64		$10.61		$10.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.17		0.14		0.12		0.12
Net Realized and Unrealized Gain (Loss)	1.40		(1.09)		0.81		0.16		(0.31)
Total from Investment Operations	1.56		(0.92)		0.95		0.28		(0.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.41)		(0.05)		(0.19)		(0.11)
Net Realized Gain	(0.45)		(0.59)		(0.53)		(0.04)		—
Paid-in-Capital	—		—		—		(0.02)		—
Total Distributions	(0.90)		(1.00)		(0.58)		(0.25)		(0.11)
Net Asset Value, End of Period	$9.75		$9.09		$11.01		$10.64		$10.61
Total Return(3)	17.37%		(8.74)%		8.89%		2.65%		(1.71)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,419		$1,220		$1,344		$1,483		$4,509
Ratio of Expenses Before Expense Limitation	1.91%		2.02%		1.93%		1.82%		N/A
Ratio of Expenses After Expense Limitation	1.85	%(4)	1.88	%(4)(5)	1.90	%(4)	1.82	%(4)	1.78	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.85	%(4)	1.88	%(4)	1.90	%(4)	N/A		1.77	%(4)
Ratio of Net Investment Income	1.54	%(4)	1.64	%(4)	1.32	%(4)	1.07	%(4)	1.12	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	24%		38%		39%		26%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.90% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Real Estate Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$8.92		$10.83		$10.49		$10.56		$11.23
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.13		0.16		0.12		0.08		0.07
Net Realized and Unrealized Gain (Loss)	1.37		(1.09)		0.78		0.16		(0.60)
Total from Investment Operations	1.50		(0.93)		0.90		0.24		(0.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.39)		(0.03)		(0.25)		(0.14)
Net Realized Gain	(0.45)		(0.59)		(0.53)		(0.04)		—
Paid-in-Capital	—		—		—		(0.02)		—
Total Distributions	(0.86)		(0.98)		(0.56)		(0.31)		(0.14)
Net Asset Value, End of Period	$9.56		$8.92		$10.83		$10.49		$10.56
Total Return(4)	16.98%		(8.93)%		8.54%		2.31%		(4.71	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$397		$428		$327		$305		$191
Ratio of Expenses Before Expense Limitation	2.51%		2.47%		2.69%		2.86%		3.25	%(9)
Ratio of Expenses After Expense Limitation	2.10	%(5)	2.12	%(5)(6)	2.15	%(5)	2.15	%(5)	2.15	%(5)(9)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	2.10	%(5)	2.12	%(5)	2.15	%(5)	N/A		2.15	%(5)(9)
Ratio of Net Investment Income	1.26	%(5)	1.53	%(5)	1.11	%(5)	0.75	%(5)	1.01	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	24%		38%		39%		26%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.15% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.19		$11.13		$10.76		$10.81		$11.11
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.25		0.28		0.25		0.22		0.20
Net Realized and Unrealized Gain (Loss)	1.43		(1.11)		0.81		0.15		(0.29)
Total from Investment Operations	1.68		(0.83)		1.06		0.37		(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.52)		(0.16)		(0.36)		(0.21)
Net Realized Gain	(0.45)		(0.59)		(0.53)		(0.04)		—
Paid-in-Capital	—		—		—		(0.02)		—
Total Distributions	(1.00)		(1.11)		(0.69)		(0.42)		(0.21)
Net Asset Value, End of Period	$9.87		$9.19		$11.13		$10.76		$10.81
Total Return(3)	18.43%		(7.83)%		9.80%		3.45%		(0.84)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$350,363		$517,658		$1,049,646		$1,255,498		$1,012,883
Ratio of Expenses Before Expense Limitation	0.94%		N/A		N/A		0.97%		N/A
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.95	%(4)(5)	0.97	%(4)	0.96	%(4)	0.97	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.94	%(4)	0.95	%(4)	0.97	%(4)	N/A		0.97	%(4)
Ratio of Net Investment Income	2.41	%(4)	2.58%		2.26	%(4)	2.01	%(4)	1.78	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	24%		38%		39%		26%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Real Estate Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$9.19		$11.09
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.25		0.23
Net Realized and Unrealized Gain (Loss)	1.43		(1.02)
Total from Investment Operations	1.68		(0.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.52)
Net Realized Gain	(0.45)		(0.59)
Total Distributions	(1.00)		(1.11)
Net Asset Value, End of Period	$9.87		$9.19
Total Return(3)	18.44%		(7.49	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10		$8
Ratio of Expenses Before Expense Limitation	21.38%		18.72	%(8)
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)(5)(8)
Ratios of Expenses After Expense Limitation Excluding Non Operating Expenses	0.94	%(4)	N/A
Ratio of Net Investment Income	2.45	%(4)	3.94	%(4)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	24%		38%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IR shares.

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund has capital subscription commitments to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS, and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$113,077	$47,655	$—	$160,732
Health Care	20,284	—	—	20,284
Industrial	32,175	4,642	128	36,945
Industrial/ Office Mixed	3,254	1,538	—	4,792
Lodging/Resorts	35,315	2,627	—	37,942
Office	127,753	22,835	—	150,588
Residential	80,440	24,722	19	105,181
Retail	137,377	2,869	—	140,246
Self Storage	18,080	—	—	18,080
Specialty	3,941	—	—	3,941
Total Common Stocks	571,696	106,888	147	678,731
Short-Term Investment
Investment Company	287	—	—	287
Total Assets	$571,983	$106,888	$147	$679,018

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks (000)
Beginning Balance	$145
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	2
Realized gains (losses)	—
Ending Balance	$147
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$2

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stocks	$147	Reported Capital balance,
adjustments for NAV practical
expedient; including adjustments
for subsequent Capital Calls,
Return of Capital and Significant
Market Changes between last
Capital Statement and
	Valuation Date	Adjusted Capital Balance
	Market Transaction Method	Transaction Valuation	$0.001	Increase
		Discount for Lack of Marketability	50.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2019, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000, which represents 93.0% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $6,000 of advisory fees were waived and approximately $207,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $200,325,000 and $533,223,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $11,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Value Affiliated Investment Company	December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$148,816	$148,529	$129
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$287

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$37,385	$26,549	$53,497	$50,771

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(13,077)	$13,077

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$3,138

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 36.6%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $39,631,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $6,374,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

31

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
2922340 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$961.30	$1,022.18	$2.97	$3.06	0.60%
Growth Portfolio Class A	1,000.00	959.90	1,020.92	4.20	4.33	0.85
Growth Portfolio Class L	1,000.00	957.50	1,018.50	6.56	6.77	1.33
Growth Portfolio Class C	1,000.00	956.20	1,017.09	7.94	8.19	1.61
Growth Portfolio Class IS	1,000.00	961.80	1,022.74	2.42	2.50	0.49
Growth Portfolio Class IR	1,000.00	961.80	1,022.74	2.42	2.50	0.49

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 23.16%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 36.39%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove U.S. equities sharply higher over 2019. The U.S.-China trade war dampened the U.S. manufacturing sector and weighed on business confidence. However, consumers' resilience helped the U.S. economy maintain slow but steady growth. Acknowledging the downside risks to the economy, the U.S. Federal Reserve stopped raising its benchmark interest rate in the first half of the year, then cut rates three times to try to prolong the economic cycle. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal.

•  U.S. large-cap growth stocks advanced during the year. Within the Index, information technology and communication services were the top-performing sectors for the year. All sectors had positive performance, with energy posting the smallest gain.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund underperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable results from both stock selection and sector allocations.

•  Stock selection in information technology, consumer discretionary and communication services was detrimental to relative performance. The Fund's lack of exposure to some of the largest benchmark holdings in the information technology and communication services sectors weighed on relative performance as these index-heavyweights performed very strongly in 2019. This offset the relative gains produced by many of the information technology and communication services stocks the Fund did hold. In the consumer discretionary sector, holdings in an online furniture and home goods retailer and a global online marketplace for luxury goods were the biggest laggards.

•  Stock selection in health care was advantageous and made up for most of the relative underperformance from stock selection in the other sectors. Among the sector's largest contributors to Fund performance were holdings in a provider of cloud-based software solutions to the life sciences industry, a leading provider of continuous glucose monitoring devices used by diabetics and a leading provider of robotics-assisted surgical equipment. However, a sector overweight to health care partially detracted from performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Growth Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	23.16%	15.92%	16.42%	11.31%
Fund — Class A Shares w/o sales charges(5)	22.81	15.59	16.11	10.42
Fund — Class A Shares with maximum 5.25% sales charges(5)	16.35	14.35	15.49	10.17
Fund — Class L Shares w/o sales charges(6)	22.22	14.99	—	15.40
Fund — Class C Shares w/o sales charges(8)	21.91	—	—	14.01
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	20.91	—	—	14.01
Fund — Class IS Shares w/o sales charges(7)	23.26	16.02	—	16.40
Fund — Class IR Shares w/o sales charges(9)	23.26	—	—	4.26
Russell 1000® Growth Index	36.39	14.63	15.22	9.77
Lipper Multi-Cap Growth Funds Index	32.94	11.97	13.58	9.56

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Biotechnology (1.0%)
Alnylam Pharmaceuticals, Inc. (a)	406,022	$46,762
Moderna, Inc. (a)	1,298,888	25,406
		72,168
Entertainment (7.3%)
Roku, Inc. (a)	1,213,550	162,494
Spotify Technology SA (a)	2,297,920	343,654
		506,148
Health Care Equipment & Supplies (9.4%)
DexCom, Inc. (a)	1,150,116	251,577
Intuitive Surgical, Inc. (a)	672,131	397,330
		648,907
Health Care Providers & Services (2.4%)
Covetrus, Inc.	3,882,112	51,244
Guardant Health, Inc. (a)	1,510,691	118,045
		169,289
Health Care Technology (4.0%)
Agilon Health Topco, Inc. (a)(b)(c) (acquisition cost — $25,030; acquired 11/7/18)	66,188	29,749
Veeva Systems, Inc., Class A (a)	1,751,729	246,398
		276,147
Information Technology Services (17.0%)
Adyen N.V. (Netherlands) (a)	157,068	128,790
MongoDB, Inc. (a)	854,655	112,481
Okta, Inc. (a)	2,371,847	273,640
Shopify, Inc., Class A (Canada) (a)	866,809	344,626
Square, Inc., Class A (a)	1,653,114	103,419
Twilio, Inc., Class A (a)	2,211,047	217,301
		1,180,257
Interactive Media & Services (12.0%)
Alphabet, Inc., Class C (a)	146,841	196,329
Facebook, Inc., Class A (a)	541,236	111,089
Snap, Inc., Class A (a)	7,176,688	117,195
Twitter, Inc. (a)	9,105,568	291,834
Zillow Group, Inc., Class C (a)	2,496,232	114,677
		831,124
Internet & Direct Marketing Retail (12.6%)
Amazon.com, Inc. (a)	244,713	452,191
Chewy, Inc., Class A (a)	3,734,428	108,298
Farfetch Ltd., Class A (a)	6,252,498	64,713
MercadoLibre, Inc. (a)	301,150	172,240
Wayfair, Inc., Class A (a)(d)	822,404	74,321
		871,763
Life Sciences Tools & Services (5.1%)
Illumina, Inc. (a)	1,059,233	351,390
	Shares	Value (000)
Road & Rail (5.0%)
Uber Technologies, Inc. (a)	11,666,306	$346,956
Software (19.8%)
Atlassian Corp. PLC, Class A (United Kingdom) (a)	853,976	102,767
Coupa Software, Inc. (a)	1,326,617	194,018
ServiceNow, Inc. (a)	981,293	277,039
Slack Technologies, Inc., Class A (a)	11,199,124	251,756
Trade Desk, Inc. (The), Class A (a)	832,204	216,190
Workday, Inc., Class A (a)	1,385,376	227,825
Zoom Video Communications, Inc., Class A (a)	1,503,441	102,294
		1,371,889
Specialty Retail (1.0%)
Carvana Co. (a)	755,533	69,547
Total Common Stocks (Cost $5,009,739)		6,695,585
Preferred Stocks (1.3%)
Electronic Equipment, Instruments & Components (0.3%)
Magic Leap Series C (a)(b)(c) (acquisition cost — $18,812; acquired 12/22/15)	816,725	19,904
Internet & Direct Marketing Retail (1.0%)
Airbnb, Inc. Series D (a)(b)(c) (acquisition cost — $20,638; acquired 4/16/14)	506,928	66,595
Total Preferred Stocks (Cost $39,450)		86,499
Short-Term Investments (1.2%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	915,774	916
	Face Amount (000)
Repurchase Agreements (0.0%)
HSBC Securities USA, Inc., (1.55%, dated 12/31/19, due 01/02/20; proceeds $32; fully collateralized by a U.S. Government obligation; 2.88% due 08/15/28; valued at $32)	$31	31
Merrill Lynch & Co., Inc., (1.55%, dated 12/31/19, due 01/02/20; proceeds $95; fully collateralized by a U.S. Government obligation; 1.63% due 11/30/26; valued at $97)	95	95
		126
Total Securities held as Collateral on Loaned Securities (Cost $1,042)		1,042

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Growth Portfolio

	Shares	Value (000)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $81,063)	81,063,492	$81,063
	Total Short-Term Investments (Cost $82,105)	82,105
	Total Investments Excluding Purchased Options (99.1%) (Cost $5,131,294)	6,864,189
	Total Purchased Options Outstanding (0.0%) (Cost $20,463)	2,435
	Total Investments (99.1%) (Cost $5,151,757) Including $1,046 of Securities Loaned (e)	6,866,624
	Other Assets in Excess of Liabilities (0.9%)	62,211
	Net Assets (100.0%)	$6,928,835

(a)  Non-income producing security.

(b)  At December 31, 2019, the Fund held fair valued securities valued at approximately $116,248,000, representing 1.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2019 amounts to approximately $116,248,000 and represents 1.7% of net assets.

(d)  All or a portion of this security was on loan at December 31, 2019.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $5,158,839,000. The aggregate gross unrealized appreciation is approximately $2,154,041,000 and the aggregate gross unrealized depreciation is approximately $446,256,000, resulting in net unrealized appreciation of approximately $1,707,785,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	1,126,276,241	1,126,276	$4	$5,766	$(5,762)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	1,458,816,594	1,458,817	956	7,527	(6,571)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	1,328,514,158	1,328,514	1,475	7,170	(5,695)
							$2,435	$20,463	$(18,028)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Software	20.0%
Information Technology Services	17.2
Internet & Direct Marketing Retail	13.7
Interactive Media & Services	12.1
Other**	10.0
Health Care Equipment & Supplies	9.4
Entertainment	7.4
Life Sciences Tools & Services	5.1
Road & Rail	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $5,069,778)	$6,784,645
Investment in Security of Affiliated Issuer, at Value (Cost $81,979)	81,979
Total Investments in Securities, at Value (Cost $5,151,757)	6,866,624
Foreign Currency, at Value (Cost $1)	1
Cash from Securities Lending	17
Receivable for Investments Sold	93,445
Receivable for Fund Shares Sold	12,815
Dividends Receivable	1,012
Receivable from Affiliate	186
Receivable from Securities Lending Income	6
Other Assets	381
Total Assets	6,974,487
Liabilities:
Payable for Investments Purchased	18,608
Payable for Fund Shares Redeemed	14,213
Payable for Advisory Fees	6,724
Due to Broker	2,820
Collateral on Securities Loaned, at Value	1,059
Payable for Shareholder Services Fees — Class A	511
Payable for Distribution and Shareholder Services Fees — Class L	59
Payable for Distribution and Shareholder Services Fees — Class C	143
Payable for Sub Transfer Agency Fees — Class I	170
Payable for Sub Transfer Agency Fees — Class A	383
Payable for Sub Transfer Agency Fees — Class L	12
Payable for Sub Transfer Agency Fees — Class C	19
Payable for Administration Fees	472
Payable for Transfer Agency Fees — Class I	15
Payable for Transfer Agency Fees — Class A	39
Payable for Transfer Agency Fees — Class L	4
Payable for Transfer Agency Fees — Class C	3
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Professional Fees	48
Payable for Directors' Fees and Expenses	44
Payable for Custodian Fees	38
Other Liabilities	267
Total Liabilities	45,652
Net Assets	$6,928,835
Net Assets Consist of:
Paid-in-Capital	$5,143,705
Total Distributable Earnings	1,785,130
Net Assets	$6,928,835

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$2,440,640
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	52,683,315
Net Asset Value, Offering and Redemption Price Per Share	$46.33
CLASS A:
Net Assets	$2,399,450
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	55,065,767
Net Asset Value, Redemption Price Per Share	$43.57
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.41
Maximum Offering Price Per Share	$45.98
CLASS L:
Net Assets	$93,053
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,282,291
Net Asset Value, Offering and Redemption Price Per Share	$40.77
CLASS C:
Net Assets	$166,303
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,133,733
Net Asset Value, Offering and Redemption Price Per Share	$40.23
CLASS IS:
Net Assets	$1,560,148
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	33,388,457
Net Asset Value, Offering and Redemption Price Per Share	$46.73
CLASS IR:
Net Assets	$269,241
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,762,213
Net Asset Value, Offering and Redemption Price Per Share	$46.73
(1) Including: Securities on Loan, at Value:	$1,046

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Growth Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Security of Affiliated Issuer (Note G)	$5,271
Dividends from Securities of Unaffiliated Issuers	4,663
Income from Securities Loaned — Net	3,711
Total Investment Income	13,645
Expenses:
Advisory Fees (Note B)	27,284
Shareholder Services Fees — Class A (Note D)	6,228
Distribution and Shareholder Services Fees — Class L (Note D)	722
Distribution and Shareholder Services Fees — Class C (Note D)	1,509
Administration Fees (Note C)	5,536
Sub Transfer Agency Fees — Class I	2,221
Sub Transfer Agency Fees — Class A	2,233
Sub Transfer Agency Fees — Class L	64
Sub Transfer Agency Fees — Class C	129
Shareholder Reporting Fees	431
Registration Fees	328
Transfer Agency Fees — Class I (Note E)	72
Transfer Agency Fees — Class A (Note E)	174
Transfer Agency Fees — Class L (Note E)	16
Transfer Agency Fees — Class C (Note E)	19
Transfer Agency Fees — Class IS (Note E)	6
Transfer Agency Fees — Class IR (Note E)	2
Directors' Fees and Expenses	158
Custodian Fees (Note F)	150
Professional Fees	149
Pricing Fees	3
Other Expenses	192
Expenses Before Non Operating Expenses	47,626
Bank Overdraft Expense	1
Total Expenses	47,627
Rebate from Morgan Stanley Affiliate (Note G)	(552)
Net Expenses	47,075
Net Investment Loss	(33,430)
Realized Gain (Loss):
Investments Sold	905,273
Foreign Currency Translation	(26)
Net Realized Gain	905,247
Change in Unrealized Appreciation (Depreciation):
Investments	374,656
Foreign Currency Translation	(11)
Net Change in Unrealized Appreciation (Depreciation)	374,645
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,279,892
Net Increase in Net Assets Resulting from Operations	$1,246,462

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(33,430)	$(15,450)
Net Realized Gain	905,247	297,650
Net Change in Unrealized Appreciation (Depreciation)	374,645	(58,520)
Net Increase in Net Assets Resulting from Operations	1,246,462	223,680
Dividends and Distributions to Shareholders:
Class I	(250,375)	(128,911)
Class A	(249,460)	(164,975)
Class L	(10,223)	(7,134)
Class C	(18,689)	(6,987)
Class IS	(141,597)	(91,589)
Class IR	(25,723)	(8,886)
Total Dividends and Distributions to Shareholders	(696,067)	(408,482)
Capital Share Transactions:(1)
Class I:
Subscribed	1,270,157	1,385,099
Distributions Reinvested	224,217	117,991
Redeemed	(1,016,032)	(608,627)
Class A:
Subscribed	531,381	640,192
Distributions Reinvested	241,503	160,500
Redeemed	(629,164)	(546,860)
Class L:
Exchanged	74	315
Distributions Reinvested	10,041	7,014
Redeemed	(9,094)	(13,831)
Class C:
Subscribed	91,888	76,038
Distributions Reinvested	16,680	6,370
Redeemed	(36,785)	(17,708)
Class IS:
Subscribed	304,283	229,920
Distributions Reinvested	140,426	90,879
Redeemed	(226,568)	(241,666)
Class IR:
Subscribed	93,649	169,937 (a)
Distributions Reinvested	25,723	8,885 (a)
Redeemed	(12,024)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,020,355	1,464,448
Total Increase in Net Assets	1,570,750	1,279,646
Net Assets:
Beginning of Period	5,358,085	4,078,439
End of Period	$6,928,835	$5,358,085

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	25,589	29,271
Shares Issued on Distributions Reinvested	4,970	2,601
Shares Redeemed	(20,652)	(12,899)
Net Increase in Class I Shares Outstanding	9,907	18,973
Class A:
Shares Subscribed	11,250	14,015
Shares Issued on Distributions Reinvested	5,690	3,714
Shares Redeemed	(13,463)	(12,098)
Net Increase in Class A Shares Outstanding	3,477	5,631
Class L:
Shares Exchanged	2	9
Shares Issued on Distributions Reinvested	253	171
Shares Redeemed	(207)	(319)
Net Increase (Decrease) in Class L Shares Outstanding	48	(139)
Class C:
Shares Subscribed	2,072	1,767
Shares Issued on Distributions Reinvested	426	158
Shares Redeemed	(851)	(432)
Net Increase in Class C Shares Outstanding	1,647	1,493
Class IS:
Shares Subscribed	6,239	4,734
Shares Issued on Distributions Reinvested	3,086	1,984
Shares Redeemed	(4,547)	(5,123)
Net Increase in Class IS Shares Outstanding	4,778	1,595
Class IR:
Shares Subscribed	1,883	3,360 (a)
Shares Issued on Distributions Reinvested	565	198 (a)
Shares Redeemed	(244)	—
Net Increase in Class IR Shares Outstanding	2,204	3,558 (a)

(a)  For the period June 15, 2018 through December 31, 2018.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$41.75		$41.65		$35.19		$40.44		$38.86
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.19)		(0.08)		(0.11)		0.01		(0.07)
Net Realized and Unrealized Gain (Loss)	9.73		3.50		15.39		(0.79)		4.70
Total from Investment Operations	9.54		3.42		15.28		(0.78)		4.63
Distributions from and/or in Excess of:
Net Realized Gain	(4.96)		(3.32)		(8.82)		(4.47)		(3.05)
Net Asset Value, End of Period	$46.33		$41.75		$41.65		$35.19		$40.44
Total Return(3)	23.16%		7.66%		43.83%		(1.91)%		11.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,440,640		$1,785,893		$991,362		$726,787		$876,660
Ratio of Expenses Before Expense Limitation	0.59%		N/A		N/A		0.63%		N/A
Ratio of Expenses After Expense Limitation	0.58	%(4)	0.58	%(4)	0.61	%(4)	0.63	%(4)(5)	0.61	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.58	%(4)	N/A		0.61	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.38	)%(4)	(0.17	)%(4)	(0.25	)%(4)	0.02	%(4)	(0.18	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	87%		41%		55%		39%		34%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to April 7, 2016, the maximum ratio was 0.70% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$39.61		$39.77		$33.97		$39.31		$37.98
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.30)		(0.19)		(0.22)		(0.10)		(0.21)
Net Realized and Unrealized Gain (Loss)	9.22		3.35		14.84		(0.77)		4.59
Total from Investment Operations	8.92		3.16		14.62		(0.87)		4.38
Distributions from and/or in Excess of:
Net Realized Gain	(4.96)		(3.32)		(8.82)		(4.47)		(3.05)
Net Asset Value, End of Period	$43.57		$39.61		$39.77		$33.97		$39.31
Total Return(3)	22.81%		7.39%		43.45%		(2.21)%		11.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,399,450		$2,043,706		$1,827,833		$1,376,836		$1,630,538
Ratio of Expenses Before Expense Limitation	0.84%		N/A		N/A		0.92%		0.96%
Ratio of Expenses After Expense Limitation	0.83	%(4)	0.84	%(4)	0.88	%(4)	0.92	%(4)(5)	0.96	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.83	%(4)	N/A		0.88	%(4)	N/A		N/A
Ratio of Net Investment Loss	(0.64	)%(4)	(0.43	)%(4)	(0.52	)%(4)	(0.26	)%(4)	(0.52	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	87%		41%		55%		39%		34%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.005% higher and the Ratio of Net Investment Loss would have been 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to April 7, 2016, the maximum ratio was 1.05% for Class A shares.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$37.51		$37.99		$32.90		$38.41		$37.40
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.50)		(0.39)		(0.43)		(0.29)		(0.44)
Net Realized and Unrealized Gain (Loss)	8.72		3.23		14.34		(0.75)		4.50
Total from Investment Operations	8.22		2.84		13.91		(1.04)		4.06
Distributions from and/or in Excess of:
Net Realized Gain	(4.96)		(3.32)		(8.82)		(4.47)		(3.05)
Net Asset Value, End of Period	$40.77		$37.51		$37.99		$32.90		$38.41
Total Return(3)	22.22%		6.89%		42.69%		(2.72)%		10.85%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,053		$83,818		$90,177		$74,324		$89,277
Ratio of Expenses Before Expense Limitation	1.33%		N/A		N/A		1.45%		1.57%
Ratio of Expenses After Expense Limitation	1.32	%(4)	1.31	%(4)	1.42	%(4)	1.45	%(4)(5)	1.55	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.32	%(4)	N/A		1.42	%(4)	N/A		N/A
Ratio of Net Investment Loss	(1.12	)%(4)	(0.90	)%(4)	(1.05	)%(4)	(0.79	)%(4)	(1.11	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	87%		41%		55%		39%		34%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to April 7, 2016, the maximum ratio was 1.55% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Growth Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$37.17		$37.76		$32.81		$38.40		$40.33
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.61)		(0.51)		(0.51)		(0.38)		(0.35)
Net Realized and Unrealized Gain (Loss)	8.63		3.24		14.28		(0.74)		1.47
Total from Investment Operations	8.02		2.73		13.77		(1.12)		1.12
Distributions from and/or in Excess of:
Net Realized Gain	(4.96)		(3.32)		(8.82)		(4.47)		(3.05)
Net Asset Value, End of Period	$40.23		$37.17		$37.76		$32.81		$38.40
Total Return(4)	21.91%		6.61%		42.37%		(2.93)%		2.71	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$166,303		$92,431		$37,524		$16,613		$13,544
Ratio of Expenses Before Expense Limitation	1.59%		N/A		N/A		1.70%		N/A
Ratio of Expenses After Expense Limitation	1.58	%(5)	1.57	%(5)	1.63	%(5)	1.70	%(5)(6)	1.62	%(5)(9)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.58	%(5)	N/A		1.63%		N/A		N/A
Ratio of Net Investment Loss	(1.38	)%(5)	(1.17	)%(5)	(1.26	)%(5)	(1.04	)%(5)	(1.29	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	87%		41%		55%		39%		34%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Loss would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class C shares. Prior to April 7, 2016, the maximum ratio was 1.80% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Growth Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$42.04		$41.89		$35.32		$40.54		$38.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.15)		(0.04)		(0.07)		0.05		(0.04)
Net Realized and Unrealized Gain (Loss)	9.80		3.51		15.46		(0.80)		4.71
Total from Investment Operations	9.65		3.47		15.39		(0.75)		4.67
Distributions from and/or in Excess of:
Net Realized Gain	(4.96)		(3.32)		(8.82)		(4.47)		(3.05)
Net Asset Value, End of Period	$46.73		$42.04		$41.89		$35.32		$40.54
Total Return(3)	23.26%		7.74%		43.98%		(1.83)%		11.97%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,560,148		$1,202,659		$1,131,543		$875,021		$1,019,889
Ratio of Expenses Before Expense Limitation	0.50%		N/A		N/A		0.54%		N/A
Ratio of Expenses After Expense Limitation	0.49	%(4)	0.50	%(4)	0.53	%(4)	0.54	%(4)(5)	0.54	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.49	%(4)	N/A		0.53	%(4)	N/A		N/A
Ratio of Net Investment Income (Loss)	(0.29	)%(4)	(0.09	)%(4)	(0.16	)%(4)	0.12	%(4)	(0.10	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	87%		41%		55%		39%		34%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares. Prior to April 7, 2016, the maximum ratio was 0.67% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Growth Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31,2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$42.04		$52.16
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.04)
Net Realized and Unrealized Gain (Loss)	9.80		(6.76)
Total from Investment Operations	9.65		(6.80)
Distributions from and/or in Excess of:
Net Realized Gain	(4.96)		(3.32)
Net Asset Value, End of Period	$46.73		$42.04
Total Return(3)	23.26%		(13.48	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$269,241		$149,578
Ratio of Expenses Before Expense Limitation	0.50%		N/A
Ratio of Expenses After Expense Limitation	0.49	%(4)	0.49	%(4)(6)
Ratios of Expenses After Expense Limitation Excluding Non Operating Expenses	0.49	%(4)	N/A
Ratio of Net Investment Loss	(0.30	)%(4)	(0.14	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	87%		41%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$72,168	$—	$—	$72,168
Entertainment	506,148	—	—	506,148
Health Care Equipment & Supplies	648,907	—	—	648,907
Health Care Providers & Services	169,289	—	—	169,289
Health Care Technology	246,398	—	29,749	276,147
Information Technology Services	1,180,257	—	—	1,180,257
Interactive Media & Services	831,124	—	—	831,124
Internet & Direct Marketing Retail	871,763	—	—	871,763
Life Sciences Tools & Services	351,390	—	—	351,390
Road & Rail	346,956	—	—	346,956
Software	1,371,889	—	—	1,371,889
Specialty Retail	69,547	—	—	69,547
Total Common Stocks	6,665,836	—	29,749	6,695,585
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	19,904	19,904
Internet & Direct Marketing Retail	—	—	66,595	66,595
Total Preferred Stocks	—	—	86,499	86,499
Investment Type	Level 2 Level 1 Unadjusted quoted prices (000)	Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Call Options Purchased	$—	$2,435	$—	$2,435
Short-Term Investments
Investment Company	81,979	—	—	81,979
Repurchase Agreements	—	126	—	126
Total Short-Term Investments	81,979	126	—	82,105
Total Assets	$6,747,815	$2,561	$116,248	$6,866,624

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$—	$134,501
Purchases	25,069	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	(51,238)
Change in unrealized appreciation (depreciation)	4,680	3,236
Realized gains (losses)	—	—
Ending Balance	$29,749	$86,499
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$4,680	$3,236

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2019.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Common Stock	$29,749	Market Transaction Method	Precedent Transaction	$449.46	Increase
Preferred Stocks	$86,499	Market Transaction Method	Precedent Transaction	$27.00	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	12.5%–24.5%/15.8%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	0.6x–15.1x/5.8x	Increase
			Discount for Lack of Marketability	8.5%–17.0%/10.5%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$2,435	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(15,994	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(5,251	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$2,435	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$4		$—	$(4)	$0
Royal Bank of Scotland	2,431		—	(2,431)	0
Total	$2,435	(a)	$—	$(2,435)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	3,759,345,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company

("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,046	(f)	$—	$(1,046	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $1,059,000, of which approximately $1,042,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2019, there was uninvested cash of approximately $17,000, which is not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,059	$—	$—	$—	$1,059
Total Borrowings	$1,059	$—	$—	$—	$1,059
Gross amount of recognized liabilities for securities lending transactions					$1,059

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2019, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.39% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares, 0.73% for Class IS shares and 0.73% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate.

This arrangement had no effect for the year ended December 31, 2019.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian

Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $5,817,727,000 and $5,746,226,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $552,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$61,442	$2,994,777	$2,974,240	$5,271
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$81,979

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$32,348	$663,719	$21,258	$387,224

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(91,874)	$91,874

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$72,193	$5,391

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 32.9%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 4.18% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $755,594,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,368,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

31

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
2922363 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,076.60	$1,020.27	$5.13	$4.99	0.98%
International Advantage Portfolio Class A	1,000.00	1,075.30	1,018.75	6.70	6.51	1.28
International Advantage Portfolio Class L	1,000.00	1,072.50	1,015.98	9.56	9.30	1.83
International Advantage Portfolio Class C	1,000.00	1,071.10	1,015.12	10.44	10.16	2.00
International Advantage Portfolio Class IS	1,000.00	1,077.10	1,020.52	4.87	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

International Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 30.09%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 21.51%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove global equities sharply higher over 2019. Although the U.S.-China trade relations dampened global manufacturing and export activity, many economies remained supported by relatively stronger consumer sectors that had remained mostly unaffected by the manufacturing slowdown. To further extend the economic cycle, global central banks resumed cutting policy interest rates and enacting other stimulus measures. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal, Brexit uncertainty eased with the Conservative Party winning a large majority in the U.K. general election, and some economic indicators appeared to be stabilizing.

•  International equity markets advanced by 21.51% for the 12-month period ended December 31, 2019, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's relative performance was primarily driven by our strong stock selection in the information technology, industrials and consumer discretionary sectors.

•  Detracting from relative gains were our stock selection and sector overweight in consumer staples, along with stock selection in the materials sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing internationally in high quality established companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, we seek companies with sustainable competitive advantages and long-term growth that creates value, rather than focusing on short-term events, with stock selection informed by rigorous fundamental analysis.

•  At the close of the period ended December 31, 2019, information technology represented the largest sector weight in the Fund, followed by consumer discretionary and consumer staples. Our bottom-up investment process resulted in sector overweight positions in information technology, consumer staples, consumer discretionary and utilities, and underweight positions in financials, materials, energy, communication services, industrials, real estate, health care. The Fund had no energy and real estate holdings at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	30.09%	15.06%	—	12.05%
Fund — Class A Shares w/o sales charges(4)	29.72	14.69	—	11.72
Fund — Class A Shares with maximum 5.25% sales charges(4)	22.92	13.45	—	11.06
Fund — Class L Shares w/o sales charges(4)	29.01	14.10	—	11.15
Fund — Class C Shares w/o sales charges(5)	28.72	—	—	12.12
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	27.72	—	—	12.12
Fund — Class IS Shares w/o sales charges(6)	30.14	—	—	6.57
MSCI All Country World ex USA Net Index	21.51	5.51	—	4.42
Lipper International Multi-Cap Growth Funds Index	25.06	6.30	—	5.27

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  Commenced offering on June 15, 2018.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (92.1%)
Australia (3.7%)
Brookfield Infrastructure Partners LP	1,695,432	$84,755
Canada (5.6%)
Brookfield Asset Management, Inc., Class A	1,175,777	67,960
Constellation Software, Inc.	62,683	60,878
		128,838
China (6.2%)
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,443,512	53,148
Haidilao International Holding Ltd. (a)(b)(c)	3,842,000	15,432
TAL Education Group ADR (d)	1,542,190	74,334
		142,914
Denmark (10.9%)
Chr Hansen Holding A/S	776,243	61,707
DSV A/S	1,643,081	189,408
		251,115
France (9.5%)
Hermes International	189,089	141,302
Pernod Ricard SA	240,247	42,956
Remy Cointreau SA	273,038	33,536
		217,794
Germany (0.9%)
Rational AG	25,209	20,195
Hong Kong (3.1%)
AIA Group Ltd.	6,833,100	71,731
India (6.4%)
HDFC Bank Ltd.	5,807,337	103,498
Kotak Mahindra Bank Ltd.	1,808,054	42,666
		146,164
Italy (4.9%)
Moncler SpA	2,494,637	112,277
Japan (10.6%)
Calbee, Inc.	1,117,900	36,422
Keyence Corp.	368,700	129,465
Pigeon Corp.	2,155,300	78,919
		244,806
Netherlands (4.6%)
ASML Holding N.V.	358,738	106,112
Sweden (2.2%)
Vitrolife AB	2,338,681	49,440
Switzerland (6.3%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	1,038	91,663
Kuehne & Nagel International AG (Registered)	315,510	53,216
		144,879
Taiwan (2.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	941,272	54,688
	Shares	Value (000)
United Kingdom (6.8%)
Diageo PLC	834,746	$35,388
Reckitt Benckiser Group PLC	493,066	40,030
Rightmove PLC	9,615,296	80,698
		156,116
United States (8.0%)
Booking Holdings, Inc. (d)	40,443	83,059
EPAM Systems, Inc. (d)	475,348	100,850
		183,909
Total Common Stocks (Cost $1,776,814)		2,115,733
Short-Term Investment (9.4%)
Investment Company (9.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $215,987)	215,987,174	215,987
Total Investments Excluding Purchased Options (101.4%) (Cost $1,992,801)		2,331,720
Total Purchased Options Outstanding (0.1%) (Cost $4,209)		576
Total Investments (101.5%) (Cost $1,997,010) Including $11,810 of Securities Loaned (e)(f)		2,332,296
Liabilities in Excess of Other Assets (–1.5%)		(33,660)
Net Assets (100.0%)		$2,298,636

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2019.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $822,712,000 and 35.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $2,001,314,000. The aggregate gross unrealized appreciation is approximately $360,878,000 and the aggregate gross unrealized depreciation is approximately $29,896,000, resulting in net unrealized appreciation of approximately $330,982,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

International Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	161,527,226	161,527	$1	$827	$(826)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	295,471,355	295,471	193	1,524	(1,331)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	344,233,201	344,233	382	1,858	(1,476)
							$576	$4,209	$(3,633)

CNH  —  Chinese Yuan Renminbi Offshore.

USD  —  United States Dollar.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	40.1%
Textiles, Apparel & Luxury Goods	10.9
Short-Term Investments	9.3
Air Freight & Logistics	8.1
Food Products	7.8
Semiconductors & Semiconductor Equipment	6.9
Banks	6.3
Electronic Equipment, Instruments & Components	5.5
Household Products	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,781,023)	$2,116,309
Investment in Security of Affiliated Issuer, at Value (Cost $215,987)	215,987
Total Investments in Securities, at Value (Cost $1,997,010)	2,332,296
Foreign Currency, at Value (Cost $5,418)	5,405
Cash	776
Receivable for Fund Shares Sold	9,390
Dividends Receivable	940
Tax Reclaim Receivable	897
Receivable for Investments Sold	320
Receivable from Affiliate	282
Receivable from Securities Lending Income	9
Other Assets	173
Total Assets	2,350,488
Liabilities:
Payable for Investments Purchased	43,626
Payable for Advisory Fees	3,583
Deferred Capital Gain Country Tax	2,326
Due to Broker	840
Payable for Fund Shares Redeemed	798
Payable for Sub Transfer Agency Fees — Class I	216
Payable for Sub Transfer Agency Fees — Class A	29
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Administration Fees	151
Payable for Shareholder Services Fees — Class A	78
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	15
Payable for Custodian Fees	63
Payable for Professional Fees	48
Payable for Transfer Agency Fees	—	@
Payable for Transfer Agency Fees — Class I	15
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	58
Total Liabilities	51,852
Net Assets	$2,298,636
Net Assets Consist of:
Paid-in-Capital	$1,973,843
Total Distributable Earnings	324,793
Net Assets	$2,298,636

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$1,900,219
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	92,918,781
Net Asset Value, Offering and Redemption Price Per Share	$20.45
CLASS A:
Net Assets	$379,237
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,815,033
Net Asset Value, Redemption Price Per Share	$20.16
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.12
Maximum Offering Price Per Share	$21.28
CLASS L:
Net Assets	$226
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,562
Net Asset Value, Offering and Redemption Price Per Share	$19.56
CLASS C:
Net Assets	$18,180
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	941,444
Net Asset Value, Offering and Redemption Price Per Share	$19.31
CLASS IS:
Net Assets	$774
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	37,837
Net Asset Value, Offering and Redemption Price Per Share	$20.46
(1) Including: Securities on Loan, at Value:	$11,810

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,784 of Foreign Taxes Withheld)	$15,937
Non-Cash Dividends from Securities of Unaffiliated Issuers	1,051
Dividends from Security of Affiliated Issuer (Note G)	3,052
Income from Securities Loaned — Net	203
Total Investment Income	20,243
Expenses:
Advisory Fees (Note B)	12,161
Sub Transfer Agency Fees — Class I	1,374
Sub Transfer Agency Fees — Class A	379
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	12
Administration Fees (Note C)	1,245
Shareholder Services Fees — Class A (Note D)	710
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	144
Custodian Fees (Note F)	256
Registration Fees	224
Shareholder Reporting Fees	139
Professional Fees	116
Transfer Agency Fees — Class I (Note E)	65
Transfer Agency Fees — Class A (Note E)	9
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	34
Pricing Fees	3
Other Expenses	57
Total Expenses	16,938
Reimbursement of Class Specific Expenses — Class I (Note B)	(370)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(297)
Net Expenses	16,267
Net Investment Income	3,976
Realized Loss:
Investments Sold	(6,409)
Foreign Currency Translation	(39)
Net Realized Loss	(6,448)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $2,185)	360,930
Foreign Currency Translation	6
Net Change in Unrealized Appreciation (Depreciation)	360,936
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	354,488
Net Increase in Net Assets Resulting from Operations	$358,464

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,976	$352
Net Realized Gain (Loss)	(6,448)	10,167
Net Change in Unrealized Appreciation (Depreciation)	360,936	(65,723)
Net Increase (Decrease) in Net Assets Resulting from Operations	358,464	(55,204)
Dividends and Distributions to Shareholders:
Class I	(2,413)	(7,460)
Class A	(439)	(3,589)
Class L	(— @)	(3)
Class C	(23)	(193)
Class IS	(2)	(— @)
Total Dividends and Distributions to Shareholders	(2,877)	(11,245)
Capital Share Transactions:(1)
Class I:
Subscribed	1,253,603	540,991
Distributions Reinvested	2,396	7,436
Redeemed	(210,412)	(101,820)
Class A:
Subscribed	233,415	225,567
Distributions Reinvested	439	3,589
Redeemed	(124,341)	(148,854)
Class L:
Exchanged	53	75
Distributions Reinvested	— @	3
Redeemed	(42)	(33)
Class C:
Subscribed	9,422	8,414
Distributions Reinvested	23	193
Redeemed	(5,722)	(2,953)
Class IS:
Subscribed	750	10 (a)
Distributions Reinvested	1	—
Redeemed	(— @)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,159,585	532,618
Redemption Fees	68	31
Total Increase in Net Assets	1,515,240	466,200
Net Assets:
Beginning of Period	783,396	317,196
End of Period	$2,298,636	$783,396

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	67,897	31,862
Shares Issued on Distributions Reinvested	117	468
Shares Redeemed	(11,270)	(5,996)
Net Increase in Class I Shares Outstanding	56,744	26,334
Class A:
Shares Subscribed	12,831	12,985
Shares Issued on Distributions Reinvested	22	228
Shares Redeemed	(7,067)	(8,785)
Net Increase in Class A Shares Outstanding	5,786	4,428
Class L:
Shares Exchanged	3	4
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	(2)
Net Increase in Class L Shares Outstanding	1	2
Class C:
Shares Subscribed	530	494
Shares Issued on Distributions Reinvested	1	13
Shares Redeemed	(328)	(183)
Net Increase in Class C Shares Outstanding	203	324
Class IS:
Shares Subscribed	37	1 (a)
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(— @@)	—
Net Increase in Class IS Shares Outstanding	37	1 (a)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

(a)  For the period June 15, 2018 through December 31, 2018.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$15.74		$16.89		$11.91		$11.80		$12.36
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06		0.04		0.00	(3)	0.02		0.10
Net Realized and Unrealized Gain (Loss)	4.67		(0.91)		5.32		0.29		1.18
Total from Investment Operations	4.73		(0.87)		5.32		0.31		1.28
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	—		—		—		(0.10)
Net Realized Gain	(0.02)		(0.28)		(0.34)		(0.20)		(1.74)
Total Distributions	(0.02)		(0.28)		(0.34)		(0.20)		(1.84)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$20.45		$15.74		$16.89		$11.91		$11.80
Total Return(4)	30.09%		(5.19)%		44.75%		2.47%		10.23%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,900,219		$569,408		$166,189		$29,781		$2,361
Ratio of Expenses Before Expense Limitation	1.03%		1.11%		1.21%		2.26%		4.82%
Ratio of Expenses After Expense Limitation	0.98	%(5)	0.98	%(5)	0.98	%(5)	0.99	%(5)	1.16	%(5)(6)
Ratio of Net Investment Income	0.32	%(5)	0.21	%(5)	0.02	%(5)	0.20	%(5)	0.76	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.01%		0.00	%(7)
Portfolio Turnover Rate	15%		29%		30%		23%		96%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$15.56		$16.75		$11.86		$11.79		$12.37
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.01		(0.02)		(0.07)		(0.00	)(3)	0.01
Net Realized and Unrealized Gain (Loss)	4.61		(0.89)		5.30		0.27		1.23
Total from Investment Operations	4.62		(0.91)		5.23		0.27		1.24
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.08)
Net Realized Gain	(0.02)		(0.28)		(0.34)		(0.20)		(1.74)
Total Distributions	(0.02)		(0.28)		(0.34)		(0.20)		(1.82)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$20.16		$15.56		$16.75		$11.86		$11.79
Total Return(4)	29.72%		(5.48)%		44.18%		2.13%		9.92%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$379,237		$202,732		$144,112		$10,822		$2,966
Ratio of Expenses Before Expense Limitation	1.30%		1.37%		1.42%		2.55%		5.77%
Ratio of Expenses After Expense Limitation	1.28	%(5)	1.33	%(5)	1.31	%(5)	1.34	%(5)	1.46	%(5)(6)
Ratio of Net Investment Income (Loss)	0.04	%(5)	(0.10	)%(5)	(0.46	)%(5)	(0.04	)%(5)	0.09	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.01%		0.00	%(7)
Portfolio Turnover Rate	15%		29%		30%		23%		96%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.60% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$15.18		$16.43		$11.70		$11.69		$12.31
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.09)		(0.11)		(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss)	4.49		(0.88)		5.18		0.27		1.20
Total from Investment Operations	4.40		(0.97)		5.07		0.21		1.16
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.04)
Net Realized Gain	(0.02)		(0.28)		(0.34)		(0.20)		(1.74)
Total Distributions	(0.02)		(0.28)		(0.34)		(0.20)		(1.78)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$19.56		$15.18		$16.43		$11.70		$11.69
Total Return(4)	29.01%		(5.95)%		43.41%		1.64%		9.34%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$226		$161		$135		$75		$211
Ratio of Expenses Before Expense Limitation	2.59%		2.82%		3.82%		3.96%		6.87%
Ratio of Expenses After Expense Limitation	1.83	%(5)	1.83	%(5)	1.84	%(5)	1.84	%(5)	1.97	%(5)(6)
Ratio of Net Investment Loss	(0.48	)%(5)	(0.55	)%(5)	(0.77	)%(5)	(0.52	)%(5)	(0.31	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	15%		29%		30%		23%		96%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.10% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Advantage Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$15.02		$16.30		$11.63		$11.66		$13.80
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.12)		(0.15)		(0.17)		(0.11)		(0.08)
Net Realized and Unrealized Gain (Loss)	4.43		(0.85)		5.18		0.28		(0.26)
Total from Investment Operations	4.31		(1.00)		5.01		0.17		(0.34)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.06)
Net Realized Gain	(0.02)		(0.28)		(0.34)		(0.20)		(1.74)
Total Distributions	(0.02)		(0.28)		(0.34)		(0.20)		(1.80)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$19.31		$15.02		$16.30		$11.63		$11.66
Total Return(5)	28.72%		(6.18)%		43.16%		1.38%		(2.63	)%(9)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,180		$11,087		$6,760		$1,067		$247
Ratio of Expenses Before Expense Limitation	2.03%		2.10%		2.25%		3.60%		9.11	%(10)
Ratio of Expenses After Expense Limitation	2.01	%(6)	2.07	%(6)	2.08	%(6)	2.09	%(6)	2.11	%(6)(7)(10)
Ratio of Net Investment Loss	(0.69	)%(6)	(0.88	)%(6)	(1.12	)%(6)	(0.91	)%(6)	(0.94	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.01%		0.00	%(10)(8)
Portfolio Turnover Rate	15%		29%		30%		23%		96%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Advantage Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$15.75		$18.90
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.05		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	4.69		(2.87)
Total from Investment Operations	4.74		(2.87)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—
Net Realized Gain	(0.02)		(0.28)
Total Distributions	(0.03)		(0.28)
Redemption Fees	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$20.46		$15.75
Total Return(4)	30.14%		(15.22	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$774		$8
Ratio of Expenses Before Expense Limitation	3.28%		19.51	%(7)
Ratio of Expenses After Expense Limitation	0.93	%(5)	0.93	%(5)(7)
Ratio of Net Investment Income (Loss)	0.24	%(5)	(0.04	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02	%(7)
Portfolio Turnover Rate	15%		29%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$189,408	$—	$189,408
Banks	146,164	—	—	146,164
Beverages	111,880	—	—	111,880
Biotechnology	—	49,440	—	49,440
Capital Markets	67,960	—	—	67,960
Chemicals	—	61,707	—	61,707
Diversified Consumer Services	74,334	—	—	74,334
Electronic Equipment, Instruments & Components	—	129,465	—	129,465
Food Products	53,148	128,085	—	181,233
Hotels, Restaurants & Leisure	15,432	—	—	15,432
Household Products	40,030	78,919	—	118,949
Information Technology Services	100,850	—	—	100,850
Insurance	71,731	—	—	71,731
Interactive Media & Services	80,698	—	—	80,698
Internet & Direct Marketing Retail	83,059	—	—	83,059
Machinery	—	20,195	—	20,195
Marine	—	53,216	—	53,216
Multi-Utilities	84,755	—	—	84,755
Semiconductors & Semiconductor Equipment	160,800	—	—	160,800
Software	60,878	—	—	60,878
Textiles, Apparel & Luxury Goods	141,302	112,277	—	253,579
Total Common Stocks	1,293,021	822,712	—	2,115,733
Call Options Purchased	—	576	—	576
Short-Term Investment
Investment Company	215,987	—	—	215,987
Total Assets	$1,509,008	$823,288	$—	$2,332,296

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$576	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gain (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,388	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(2,542	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$576	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$1		$—	$(1)	$0
Royal Bank of Scotland	575		—	(575)	0
Total	$576	(a)	$—	$(576)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	572,161,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$11,810	(f)	$—	$(11,810	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

(g) The Fund received non-cash collateral of approximately $12,785,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.   Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $374,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee,

accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,285,875,000 and $215,668,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $297,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$109,356	$655,402	$548,771	$3,052
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$215,987

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$258	$2,619	$44	$11,201

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(2,217)	$2,217

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,506	—

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2019, the Fund intends to defer to January 1, 2020 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
—	$6,330

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State

Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 51.7%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $2,619,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,902,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $1,645,000 and has derived net income from sources within foreign countries amounting to approximately $18,802,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
2920394 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Equity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$1,055.80	$1,020.42	$4.92	$4.84	0.95%
International Equity Portfolio Class A	1,000.00	1,054.90	1,019.21	6.16	6.06	1.19
International Equity Portfolio Class L	1,000.00	1,052.20	1,016.23	9.21	9.05	1.78
International Equity Portfolio Class C	1,000.00	1,050.50	1,014.87	10.60	10.41	2.05
International Equity Portfolio Class IS	1,000.00	1,056.20	1,020.62	4.72	4.63	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

International Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 20.37%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI EAFE Index (the "Index"), which returned 22.01%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The strong fourth quarter rounded off a strong year, with the Index finishing up 22.0% in U.S. dollars (USD). The strongest sectors were generally cyclical, with information technology up 38%, while industrials (+26%) and consumer discretionary (+25%) also beat the index. Health care (+31%) benefited from an easing of U.S. political fears. At the other end of the spectrum, energy (+8%) clearly struggled, while defensives such as communication services (+13%), consumer staples and utilities (both +19%) were also behind the index, along with financials (+18%), which had to deal with the low interest rate environment. In geographic terms, the laggards were often affected by political uncertainty, noticeably Hong Kong (+10%) and Spain (+12%), while the increased clarity at the end of the year helped the U.K. (+21%) recover. Leading markets included the Netherlands (+32%) and Switzerland (+32%), while Italy (+27%) and Canada (+27%) also performed well. The U.S. (+31%) again outperformed EAFE. Country returns are represented by the respective MSCI country indexes in U.S. dollars.

•  For the year, the Fund's stock selection was negative, as the underperformance in consumer staples and health care outweighed the outperformance in information technology and financials. Sector allocation was roughly neutral, thanks to the overweights in health care and information technology, despite the drag from the small cash allocation in a strong year for markets and the overweight in consumer staples.

Management Strategies

•  As simple souls we attempt to disaggregate investing into earnings and multiples. Concerned as we are with the preservation of capital, we maintain that there are only two ways to lose money in equities; if the earnings go away, or the multiple goes away. While our daily business is at the stock level, we also attempt to apply this logic to markets as a whole. At the end of 2017, our concern was multiples, with the MSCI World Index on 17.0x forward consensus estimates.(i) This fear proved well founded, as 2018 was a down year despite double-digit earnings growth as the market de-rated to 13.4x.(i) Given this de-rating, our concern for 2019 switched to earnings and... we were a quarter right! We say a quarter, as we were half right on earnings, which mildly disappointed being down a fraction for the year rather than the expected 7% rise, but did not foresee that the multiple would bounce back to 17.0x.(i) If we disaggregate the 2019 return of 28% for the MSCI World Index, a massive 26% came from the re-rating, –1% from earnings, with the remainder from dividends.(i) This is an extreme example of the pattern since 2012, where more of the market return has come from multiple expansion than earnings growth, with only 2017 offering a strong return year driven by earnings.

•  This significant re-rating implies a large increase in optimism during 2019. This was clearly not driven by the actual earnings, which disappointed in 2019 and have yet to revive, but rather by hopes for the future. Monetary policy was one clear shift. The U.S. Federal Reserve's (the Fed) raising cycle, which saw four rises in 2018 amidst talk of "normalization," ended in December of that year, and 2019 saw three cuts, along with more dovish noises, and a return to a growing balance sheet as it battled the crisis in the repo market. The European Central Bank (ECB) and the People's Bank of China have followed suit in easing monetary conditions in an attempt to boost growth. Markets were also helped by a reduction in fears about a trade war between the U.S. and China, with talk of

i  Source: FactSet, December 2019.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

an imminent "Phase 1" deal, which would at least imply a truce.

•  So where does this revival of market morale leave us for 2020? Frankly, we are now nervous about both multiples and earnings. The fears about multiples is natural enough, with the MSCI World Index back up to 17.0x, and this time without the benefit of the imminent earnings boost from the Trump tax cuts that it had in early 2018. Even putting the risk of multiple compression to one side, it is tough to see how there can be much mileage for the markets from expanding multiples; a 10% boost would require the MSCI World Index to be on close to 19x!

•  This leaves earnings as the main potential driver of any significant upside for markets, and here we are skeptical for the broad market in the medium term. It may well be that an industrial recovery can drive progress in 2020, but our structural concerns remain. Our anxiety is based on the fact that most of the levers for earnings growth have been pulled hard already, particularly in the U.S., leaving limited opportunity for them to help further, and skewing the risk to the downside. Margins are high, as corporates have been advantaged relative to labor, given globalization and the political move to the right over the last few decades, and also relative to consumers, given the falling role of anti-trust. Profits have also been boosted by low interest rates and increased leverage, decreasing interest payments and allowing earnings-per-share-boosting buybacks. On top of all this, the gap between the "adjusted" numbers, used for consensus and paying management, and the actual profit at the bottom of the income statement has ballooned, reaching $600 billion over(ii) the last three years in the U.S. alone. These are all tailwinds for earnings over the last few years that are unlikely to be repeated, and may turn into headwinds if they go into reverse.

•  This may not matter in 2020. It is quite possible that the U.S. can continue to steer between the Scylla of recession and the Charybdis of inflation, delivering economic and earnings growth without the Fed having to tighten and end the party. With the MSCI U.S.A. Index earnings multiple now at 18.7x, and double-digit earnings growth forecast for

2020 after the slight fall in 2019(4), success seems to be what the market is expecting.

•  Arguably EAFE looks better placed than the U.S., not least due to valuation, given its record 20% discount.(i) Europe looks more reasonably priced, at a "mere" 14.6x,(i) as there is far less optimism about growth. Part of this is down to the relative shortage of fast growing technology companies, but it is also down to the continent as a whole being mired in very slow growth. Here, there could be a positive story if there is a move towards fiscal reflation in 2020. The block, as ever, is Germany, given its balanced budget requirement, but if this is eased, perhaps using the need for infrastructure to deal with the climate emergency as an excuse to issue green bonds, then this could drive faster growth, or at the very least the hope of faster growth, which may be all that is needed to drive a rally. The ECB under Christine Lagarde is likely to remain helpful. By contrast, it is probably fruitless to expect structural change in Japan, which at 14.3x(i) is marginally cheaper than Europe. However, having suffered a double-digit earnings fall in 2019, as industrial production struggled, it may well be a beneficiary of any industrial bounce-back.

•  Alongside the U.S. premium to the rest of the developed world, growth is thriving relative to value, trading at a relative multiple not seen since the tech-media-telecom (TMT) bubble at the start of the millennium. We are relatively agnostic on the growth versus value debate, since we are less than fully convinced by either of them! Over the last couple of years we have reduced some of the faster growing stocks in the portfolio. As for value, it is the companies' prospects that often look relatively dim, with several of the struggling sectors facing genuine threats, be it trapped assets for energy or the rise of electric vehicles for autos. One "value" area where we have added is in European banks, where we have reduced the underweight versus the Index. Their net interest margins are indeed threatened by the chronic low interest rates, but valuations seem to assume a permanent Japanification of the system. Our view is that this is unduly pessimistic, as Europe is seeing both loan growth and much more appetite to protect lending margins.

i  Source: FactSet, December 2019.

ii  Source: FactSet, Morgan Stanley Investment Management, December 2019.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

•  The real skew in the portfolio is towards quality rather than either growth or value. We like companies with the intangible assets to give them the combination of recurring revenue and pricing power, along with the ability to sustain high returns on capital. One of the pluses they offer is resilience in tough times: the recurring revenue protects sales and the pricing power protects margins. In a time of heightened multiples and high uncertainty (uncertainty that is arguably not properly reflected in the markets), we would argue that it makes sense to go with the relative safety and durability of high-quality compounders. While it is an imperfect proxy, we would point to the significant overweights in both consumer staples and health care as evidence of the quality and defensive bias of the portfolio.

* Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2019
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	20.37%	5.02%	5.40%	8.15%
Fund — Class A Shares w/o sales charges(5)	20.11	4.68	5.09	7.14
Fund — Class A Shares with maximum 5.25% sales charges(5)	13.84	3.55	4.53	6.90
Fund — Class L Shares w/o sales charges(6)	19.48	4.16	—	6.33
Fund — Class C Shares w/o sales charges(8)	19.18	—	—	2.14
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	18.18	—	—	2.14
Fund — Class IS Shares w/o sales charges(7)	20.42	5.06	—	4.15
MSCI EAFE Index	22.01	5.67	5.50	4.68
Lipper International Large-Cap Growth Funds Index	27.56	6.70	6.55	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (98.1%)
Canada (6.1%)
Barrick Gold Corp.	3,120,088	$57,954
Cameco Corp. (a)	1,983,784	17,629
Constellation Software, Inc.	62,073	60,286
		135,869
China (3.3%)
China Petroleum & Chemical Corp. H Shares (b)	44,496,000	26,781
Tencent Holdings Ltd. (b)	960,300	46,288
		73,069
Finland (1.0%)
Neste Oyj	641,003	22,307
France (14.9%)
AXA SA	1,407,808	39,652
L'Oreal SA	75,693	22,415
Pernod Ricard SA	347,512	62,135
Safran SA	418,556	64,626
Sanofi	704,656	70,837
Thales SA	328,896	34,132
TOTAL SA	664,439	36,669
		330,466
Germany (15.5%)
Bayer AG (Registered)	642,866	52,263
Deutsche Post AG (Registered)	1,224,098	46,545
Fresenius SE & Co., KGaA	1,316,619	74,091
HeidelbergCement AG	272,229	19,781
Henkel AG & Co., KGaA (Preference)	729,500	75,358
SAP SE	560,456	75,436
		343,474
Hong Kong (3.5%)
AIA Group Ltd.	5,925,600	62,204
Minth Group Ltd.	4,254,000	15,013
		77,217
Italy (0.8%)
Intesa Sanpaolo SpA	7,038,839	18,542
Japan (11.2%)
FANUC Corp.	142,300	26,278
Hoya Corp.	354,000	33,794
Keyence Corp.	81,200	28,513
Kirin Holdings Co., Ltd.	2,858,500	62,391
Lion Corp.	1,107,500	21,528
Shiseido Co., Ltd.	344,900	24,491
Sumitomo Mitsui Financial Group, Inc.	780,851	28,841
Toyota Motor Corp.	116,700	8,223
USS Co., Ltd.	723,900	13,684
		247,743
Korea, Republic of (3.0%)
LG Household & Health Care Ltd.	31,921	34,674
Samsung Electronics Co., Ltd.	650,854	31,363
		66,037
	Shares	Value (000)
Netherlands (5.7%)
Heineken N.V.	549,645	$58,522
ING Groep N.V.	2,769,523	33,203
Unilever N.V. CVA	585,477	33,644
		125,369
Norway (0.7%)
Mowi ASA	632,021	16,433
Portugal (0.4%)
Banco Comercial Portugues SA	36,014,662	8,193
Singapore (1.3%)
United Overseas Bank Ltd.	1,529,300	30,030
Spain (1.3%)
Banco Bilbao Vizcaya Argentaria SA	706,347	3,948
Bankinter SA	3,313,918	24,281
		28,229
Sweden (1.2%)
Hexagon AB, Class B	475,170	26,634
Switzerland (4.9%)
Alcon, Inc. (c)	151,102	8,559
Novartis AG (Registered)	637,499	60,365
Roche Holding AG (Genusschein)	119,474	38,829
		107,753
Taiwan (1.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	535,119	31,090
United Kingdom (21.9%)
Ashtead Group PLC	752,965	24,077
Aviva PLC	1,672,889	9,278
British American Tobacco PLC	1,512,889	64,759
Experian PLC	473,149	15,994
GlaxoSmithKline PLC	3,259,249	76,803
Imperial Brands PLC	1,957,092	48,451
M&G PLC (c)	3,053,548	9,594
Man Group PLC	7,879,214	16,490
Prudential PLC	3,053,548	58,608
Reckitt Benckiser Group PLC	1,136,473	92,264
RELX PLC (Euronext N.V.)	1,490,035	37,539
RELX PLC (LSE)	1,244,326	31,407
		485,264
Total Common Stocks (Cost $1,597,168)		2,173,719
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $33,370)	33,370,029	33,370
Total Investments (99.6%) (Cost $1,630,538) Including $566 of Securities Loaned (d)(e)		2,207,089
Other Assets in Excess of Liabilities (0.4%)		8,378
Net Assets (100.0%)		$2,215,467

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

International Equity Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2019.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  The approximate fair value and percentage of net assets, $848,923,000 and 38.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $1,666,590,000. The aggregate gross unrealized appreciation is approximately $599,969,000 and the aggregate gross unrealized depreciation is approximately $59,470,000, resulting in net unrealized appreciation of approximately $540,499,000.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

Euronext

N.V.  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	38.7%
Pharmaceuticals	13.6
Household Products	8.6
Beverages	8.3
Insurance	7.7
Banks	6.7
Software	6.1
Personal Products	5.2
Tobacco	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,597,168)	$2,173,719
Investment in Security of Affiliated Issuer, at Value (Cost $33,370)	33,370
Total Investments in Securities, at Value (Cost $1,630,538)	2,207,089
Foreign Currency, at Value (Cost $2,116)	2,139
Tax Reclaim Receivable	8,136
Dividends Receivable	3,042
Receivable for Fund Shares Sold	729
Receivable from Affiliate	43
Receivable from Securities Lending Income	9
Other Assets	237
Total Assets	2,221,424
Liabilities:
Payable for Advisory Fees	4,348
Payable for Fund Shares Redeemed	852
Payable for Sub Transfer Agency Fees — Class I	185
Payable for Sub Transfer Agency Fees — Class A	30
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	150
Payable for Custodian Fees	70
Payable for Shareholder Services Fees — Class A	46
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Professional Fees	43
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	218
Total Liabilities	5,957
Net Assets	$2,215,467
Net Assets Consist of:
Paid-in-Capital	$1,675,027
Total Distributable Earnings	540,440
Net Assets	$2,215,467

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$1,539,709
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	104,434,907
Net Asset Value, Offering and Redemption Price Per Share	$14.74
CLASS A:
Net Assets	$212,578
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,494,140
Net Asset Value, Redemption Price Per Share	$14.67
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.81
Maximum Offering Price Per Share	$15.48
CLASS L:
Net Assets	$5,888
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	406,180
Net Asset Value, Offering and Redemption Price Per Share	$14.50
CLASS C:
Net Assets	$674
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	47,314
Net Asset Value, Offering and Redemption Price Per Share	$14.26
CLASS IS:
Net Assets	$456,618
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,973,954
Net Asset Value, Offering and Redemption Price Per Share	$14.74
(1) Including: Securities on Loan, at Value:	$566

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5,930 of Foreign Taxes Withheld)	$65,074
Dividends from Security of Affiliated Issuer (Note G)	707
Income from Securities Loaned — Net	369
Total Investment Income	66,150
Expenses:
Advisory Fees (Note B)	18,739
Administration Fees (Note C)	1,874
Sub Transfer Agency Fees — Class I	1,450
Sub Transfer Agency Fees — Class A	204
Sub Transfer Agency Fees — Class L	4
Sub Transfer Agency Fees — Class C	1
Shareholder Services Fees — Class A (Note D)	593
Distribution and Shareholder Services Fees — Class L (Note D)	45
Distribution and Shareholder Services Fees — Class C (Note D)	7
Custodian Fees (Note F)	270
Registration Fees	120
Professional Fees	107
Shareholder Reporting Fees	84
Directors' Fees and Expenses	63
Transfer Agency Fees — Class I (Note E)	18
Transfer Agency Fees — Class A (Note E)	12
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	4
Other Expenses	71
Expenses Before Non Operating Expenses	23,674
Bank Overdraft Expense	11
Total Expenses	23,685
Reimbursement of Class Specific Expenses — Class I (Note B)	(823)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(67)
Waiver of Advisory Fees (Note B)	(18)
Net Expenses	22,772
Net Investment Income	43,378
Realized Gain (Loss):
Investments Sold	159,311
Foreign Currency Translation	(317)
Net Realized Gain	158,994
Change in Unrealized Appreciation (Depreciation):
Investments	245,518
Foreign Currency Translation	87
Net Change in Unrealized Appreciation (Depreciation)	245,605
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	404,599
Net Increase in Net Assets Resulting from Operations	$447,977

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$43,378	$66,419
Net Realized Gain	158,994	397,017
Net Change in Unrealized Appreciation (Depreciation)	245,605	(916,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	447,977	(453,226)
Dividends and Distributions to Shareholders:
Class I	(143,434)	(239,211)
Class A	(20,667)	(35,769)
Class L	(514)	(631)
Class C	(58)	(98)
Class IS	(43,082)	(61,348)
Total Dividends and Distributions to Shareholders	(207,755)	(337,057)
Capital Share Transactions:(1)
Class I:
Subscribed	107,722	851,975
Distributions Reinvested	138,564	226,885
Redeemed	(600,557)	(503,337)
Class A:
Subscribed	15,796	67,050
Distributions Reinvested	20,480	35,438
Redeemed	(92,281)	(984,495)
Class L:
Exchanged	24	1,371
Distributions Reinvested	509	624
Redeemed	(1,210)	(1,549)
Class C:
Subscribed	41	314
Distributions Reinvested	58	96
Redeemed	(280)	(74)
Class IS:
Subscribed	15,435	58,361
Distributions Reinvested	37,186	53,242
Redeemed	(105,825)	(737,033)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(464,338)	(931,132)
Redemption Fees	8	24
Total Decrease in Net Assets	(224,108)	(1,721,391)
Net Assets:
Beginning of Period	2,439,575	4,160,966
End of Period	$2,215,467	$2,439,575

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,357	48,024
Shares Issued on Distributions Reinvested	9,420	16,732
Shares Redeemed	(40,279)	(30,945)
Net Increase (Decrease) in Class I Shares Outstanding	(23,502)	33,811
Class A:
Shares Subscribed	1,090	4,034
Shares Issued on Distributions Reinvested	1,400	2,603
Shares Redeemed	(6,224)	(57,785)
Net Decrease in Class A Shares Outstanding	(3,734)	(51,148)
Class L:
Shares Exchanged	2	103
Shares Issued on Distributions Reinvested	35	47
Shares Redeemed	(84)	(98)
Net Increase (Decrease) in Class L Shares Outstanding	(47)	52
Class C:
Shares Subscribed	3	19
Shares Issued on Distributions Reinvested	4	7
Shares Redeemed	(20)	(5)
Net Increase (Decrease) in Class C Shares Outstanding	(13)	21
Class IS:
Shares Subscribed	1,046	3,302
Shares Issued on Distributions Reinvested	2,528	3,921
Shares Redeemed	(6,916)	(41,355)
Net Decrease in Class IS Shares Outstanding	(3,342)	(34,132)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$13.49		$17.97		$14.64		$15.10		$15.47
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.31		0.26		0.27		0.30
Net Realized and Unrealized Gain (Loss)	2.47		(2.78)		3.41		(0.57)		(0.23)
Total from Investment Operations	2.75		(2.47)		3.67		(0.30)		0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.39)		(0.34)		(0.16)		(0.44)
Net Realized Gain	(1.18)		(1.62)		—		—		—
Total Distributions	(1.50)		(2.01)		(0.34)		(0.16)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.74		$13.49		$17.97		$14.64		$15.10
Total Return(4)	20.37%		(13.80)%		25.17%		(2.00)%		0.36%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,539,709		$1,725,392		$1,691,807		$1,719,699		$2,073,782
Ratio of Expenses Before Expense Limitation	1.00%		0.99%		0.99%		0.98%		1.01%
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.95	%(5)	N/A		N/A		0.95	%(5)	0.95	%(5)
Ratio of Net Investment Income	1.86	%(5)	1.82	%(5)	1.54	%(5)	1.86	%(5)	1.85	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		34%		18%		33%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$13.42		$17.75		$14.46		$14.91		$15.28
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.24		0.32		0.19		0.23		0.24
Net Realized and Unrealized Gain (Loss)	2.46		(2.82)		3.38		(0.58)		(0.23)
Total from Investment Operations	2.70		(2.50)		3.57		(0.35)		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.21)		(0.28)		(0.10)		(0.38)
Net Realized Gain	(1.18)		(1.62)		—		—		—
Total Distributions	(1.45)		(1.83)		(0.28)		(0.10)		(0.38)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.67		$13.42		$17.75		$14.46		$14.91
Total Return(4)	20.11%		(14.13)%		24.77%		(2.33)%		(0.02)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$212,578		$244,622		$1,231,279		$1,176,835		$1,369,566
Ratio of Expenses Before Expense Limitation	1.25%		1.31%		1.31%		1.30%		1.32%
Ratio of Expenses After Expense Limitation	1.25	%(5)	1.30	%(5)	1.30	%(5)	1.29	%(5)	1.30	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.25	%(5)	N/A		N/A		1.29	%(5)	1.30	%(5)
Ratio of Net Investment Income	1.62	%(5)	1.83%		1.16%		1.60%		1.48%
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	20%		34%		18%		33%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$13.28		$17.70		$14.43		$14.87		$15.23
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.10		0.11		0.16		0.15
Net Realized and Unrealized Gain (Loss)	2.44		(2.66)		3.35		(0.58)		(0.21)
Total from Investment Operations	2.59		(2.56)		3.46		(0.42)		(0.06)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.24)		(0.19)		(0.02)		(0.30)
Net Realized Gain	(1.18)		(1.62)		—		—		—
Total Distributions	(1.37)		(1.86)		(0.19)		(0.02)		(0.30)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.50		$13.28		$17.70		$14.43		$14.87
Total Return(4)	19.48%		(14.49)%		24.06%		(2.82)%		(0.47)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,888		$6,022		$7,099		$7,008		$9,053
Ratio of Expenses Before Expense Limitation	1.79%		N/A		1.90%		1.93%		1.89%
Ratio of Expenses After Expense Limitation	1.78	%(5)	1.72	%(5)	1.80	%(5)	1.80	%(5)	1.80	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.78	%(5)	N/A		N/A		1.80	%(5)	1.80	%(5)
Ratio of Net Investment Income	1.06	%(5)	1.17	%(5)	0.69	%(5)	1.09	%(5)	0.97	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		34%		18%		33%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Equity Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$13.08		$17.51		$14.31		$14.77		$16.70
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.10		0.05		0.04		0.14		(0.03)
Net Realized and Unrealized Gain (Loss)	2.41		(2.64)		3.35		(0.58)		(1.53)
Total from Investment Operations	2.51		(2.59)		3.39		(0.44)		(1.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.22)		(0.19)		(0.02)		(0.37)
Net Realized Gain	(1.18)		(1.62)		—		—		—
Total Distributions	(1.33)		(1.84)		(0.19)		(0.02)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$14.26		$13.08		$17.51		$14.31		$14.77
Total Return(5)	19.18%		(14.82)%		23.78%		(3.01)%		(9.41	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$674		$787		$677		$476		$372
Ratio of Expenses Before Expense Limitation	2.35%		2.27%		2.41%		2.40%		2.75	%(9)
Ratio of Expenses After Expense Limitation	2.05	%(6)	2.05	%(6)	2.05	%(6)	2.05	%(6)	2.05	%(6)(9)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	2.05	%(6)	N/A		N/A		2.05	%(6)	2.05	%(6)(9)
Ratio of Net Investment Income (Loss)	0.73	%(6)	0.83	%(6)	0.22	%(6)	0.95	%(6)	(0.27	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	20%		34%		18%		33%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$13.48		$17.97		$14.64		$15.10		$15.47
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.29		0.38		0.26		0.29		0.30
Net Realized and Unrealized Gain (Loss)	2.48		(2.86)		3.42		(0.59)		(0.23)
Total from Investment Operations	2.77		(2.48)		3.68		(0.30)		0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.39)		(0.35)		(0.16)		(0.44)
Net Realized Gain	(1.18)		(1.62)		—		—		—
Total Distributions	(1.51)		(2.01)		(0.35)		(0.16)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.74		$13.48		$17.97		$14.64		$15.10
Total Return(4)	20.42%		(13.76)%		25.22%		(1.95)%		0.40%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$456,618		$462,752		$1,230,104		$1,058,165		$872,167
Ratio of Expenses Before Expense Limitation	0.91%		N/A		0.91%		0.91%		0.91%
Ratio of Expenses After Expense Limitation	0.91	%(5)	0.90	%(5)	0.91	%(5)	0.91	%(5)	0.91	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	0.91	%(5)	N/A		N/A		0.91	%(5)	0.91	%(5)
Ratio of Net Investment Income	1.94	%(5)	2.19	%(5)	1.52	%(5)	1.96	%(5)	1.84	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	20%		34%		18%		33%		29%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$98,758	$—	$—	$98,758
Air Freight & Logistics	—	46,545	—	46,545
Auto Components	15,013	—	—	15,013
Automobiles	—	8,223	—	8,223
Banks	99,655	47,383	—	147,038
Beverages	120,657	62,391	—	183,048
Capital Markets	16,490	—	—	16,490
Construction Materials	—	19,781	—	19,781
Diversified Financial Services	9,594	—	—	9,594
Electronic Equipment, Instruments & Components	—	55,147	—	55,147
Food Products	—	16,433	—	16,433
Health Care Equipment & Supplies	—	42,353	—	42,353
Health Care Providers & Services	—	74,091	—	74,091
Household Products	92,264	96,886	—	189,150
Insurance	169,742	—	—	169,742
Interactive Media & Services	46,288	—	—	46,288
Machinery	—	26,278	—	26,278
Metals & Mining	57,954	—	—	57,954
Oil, Gas & Consumable Fuels	81,079	22,307	—	103,386
Personal Products	56,059	59,165	—	115,224
Pharmaceuticals	147,640	151,457	—	299,097
Professional Services	84,940	—	—	84,940
Semiconductors & Semiconductor Equipment	31,090	—	—	31,090
Software	60,286	75,436	—	135,722
Specialty Retail	—	13,684	—	13,684
Tech Hardware, Storage & Peripherals	—	31,363	—	31,363
Tobacco	113,210	—	—	113,210
Trading Companies & Distributors	24,077	—	—	24,077
Total Common Stocks	1,324,796	848,923	—	2,173,719
Short-Term Investment
Investment Company	33,370	—	—	33,370
Total Assets	$1,358,166	$848,923	$—	$2,207,089

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.
3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2019, the Fund did not have any outstanding repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$566	(a)	$—	$(566	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received non-cash collateral of approximately $599,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

Effective July 1, 2019, the Adviser will provide the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $3 billion	Over $3 billion
0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $18,000 of advisory fees were waived and approximately $828,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other as-

sets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $466,334,000 and $954,391,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $67,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$50,406	$536,873	$553,909	$707
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$33,370

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Direc-

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

tor to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$43,718	$164,037	$62,556	$274,501

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and redemptions in kind, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(18,012)	$18,012

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

For the year ended December 31, 2019, the Fund realized gains from in-kind redemptions of approximately $7,831,000. The gains are not taxable income to the Fund.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 42.3%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Equity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $174,217,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $48,234,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $4,516,000 and has derived net income from sources within foreign countries amounting to approximately $70,997,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

29

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
2909111 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Privacy Notice	31
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$1,081.30	$1,020.21	$5.19	$5.04	0.99%
International Opportunity Portfolio Class A	1,000.00	1,079.40	1,018.65	6.81	6.61	1.30
International Opportunity Portfolio Class L	1,000.00	1,076.40	1,015.93	9.63	9.35	1.84
International Opportunity Portfolio Class C	1,000.00	1,075.50	1,014.97	10.62	10.31	2.03
International Opportunity Portfolio Class IS	1,000.00	1,081.60	1,020.67	4.72	4.58	0.90
International Opportunity Portfolio Class IR	1,000.00	1,081.60	1,020.57	4.83	4.69	0.92

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

International Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 35.20%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 21.51%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove global equities sharply higher over 2019. Although the U.S.-China trade relations dampened global manufacturing and export activity, many economies remained supported by relatively stronger consumer sectors that had remained mostly unaffected by the manufacturing slowdown. To further extend the economic cycle, global central banks resumed cutting policy interest rates and enacting other stimulus measures. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal, Brexit uncertainty eased with the Conservative Party winning a large majority in the U.K. general election, and some economic indicators appeared to be stabilizing.

•  International equity markets advanced by 21.51% for the 12-month period ended December 31, 2019, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's relative performance was primarily driven by strong stock selection in the consumer discretionary, industrials and information technology sectors.

•  Detracting from relative gains were a sector underweight in health care, stock selection in financials and a sector overweight in consumer staples.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing internationally in high quality established and emerging companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, we seek companies with sustainable competitive advantages and long-term growth that creates value, rather than focusing on short-term events, with stock selection informed by rigorous fundamental analysis.

•  At the close of the period ended December 31, 2019, consumer discretionary represented the largest sector weight in the Fund, followed by information technology and consumer staples. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology, consumer staples and communication services, and underweight positions in financials, materials, energy, health care, industrials, real estate and utilities. The Fund had no energy, materials, real estate and utilities holdings at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	35.20%	15.09%	—	12.43%
Fund — Class A Shares w/o sales charges(4)	34.79	14.71	—	12.08
Fund — Class A Shares with maximum 5.25% sales charges(4)	27.70	13.47	—	11.46
Fund — Class L Shares w/o sales charges(4)	34.06	14.09	—	11.50
Fund — Class C Shares w/o sales charges(6)	33.87	—	—	12.10
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	32.87	—	—	12.10
Fund — Class IS Shares w/o sales charges(5)	35.27	15.11	—	14.25
Fund — Class IR Shares w/o sales charges(7)	35.32	—	—	3.70
MSCI All Country World ex USA Net Index	21.51	5.51	—	4.93
Lipper International Multi-Cap Growth Funds Index	25.06	6.30	—	5.96

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (92.0%)
Argentina (1.6%)
Globant SA (a)	278,318	$29,516
China (25.1%)
China East Education Holdings Ltd. (a)(b)(c)	17,735,000	37,144
China Resources Beer Holdings Co., Ltd. (b)	6,152,666	34,031
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,924,872	45,143
Haidilao International Holding Ltd. (b)(d)	4,921,000	19,766
Huazhu Group Ltd. ADR	1,032,984	41,392
HUYA, Inc. ADR (a)(c)	1,421,530	25,516
Kweichow Moutai Co., Ltd., Class A	141,514	24,034
Meituan Dianping, Class B (a)(b)	4,660,800	60,949
Shenzhou International Group Holdings Ltd. (b)	2,048,500	29,943
TAL Education Group ADR (a)	2,265,991	109,221
Trip.com Group Ltd. ADR (a)	1,004,556	33,693
		460,832
Denmark (5.3%)
DSV A/S	848,050	97,760
France (3.9%)
Hermes International	95,959	71,708
Germany (4.2%)
Adidas AG	116,987	38,081
Nemetschek SE	601,533	39,628
		77,709
India (6.2%)
HDFC Bank Ltd.	4,785,023	85,279
Kotak Mahindra Bank Ltd.	1,213,704	28,640
		113,919
Italy (5.4%)
Moncler SpA	2,183,972	98,295
Japan (10.2%)
Calbee, Inc.	699,100	22,778
Demae-Can Co., Ltd. (c)	1,484,600	15,307
Keyence Corp.	210,000	73,739
Nihon M&A Center, Inc.	1,515,900	52,166
Pigeon Corp. (c)	650,700	23,826
		187,816
Korea, Republic of (2.4%)
NAVER Corp.	271,378	43,663
Netherlands (1.9%)
ASML Holding N.V.	118,724	35,118
Sweden (2.0%)
Vitrolife AB	1,735,522	36,689
Switzerland (1.9%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	386	34,087
Taiwan (3.4%)
Taiwan Semiconductor Manufacturing Co., Ltd.	5,698,000	62,916
	Shares	Value (000)
United Kingdom (5.0%)
Fevertree Drinks PLC	1,318,577	$36,556
Reckitt Benckiser Group PLC	249,790	20,279
Rightmove PLC	4,110,727	34,500
		91,335
United States (13.5%)
Booking Holdings, Inc. (a)	24,534	50,386
EPAM Systems, Inc. (a)	364,947	77,427
Farfetch Ltd., Class A (a)	2,887,221	29,883
MercadoLibre, Inc. (a)	44,253	25,310
New Frontier Health Corp. (a)	1,583,308	15,538
Spotify Technology SA (a)	323,125	48,323
		246,867
Total Common Stocks (Cost $1,355,145)		1,688,230
Short-Term Investments (8.8%)
Securities held as Collateral on Loaned Securities (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	2,403,960	2,404
	Face Amount (000)
Repurchase Agreements (0.0%)
HSBC Securities USA, Inc., (1.55%, dated 12/31/19, due 1/2/20; proceeds $83; fully collateralized by a U.S. Government obligation; 2.88% due 8/15/28; valued at $85)	$83	83
Merrill Lynch & Co., Inc., (1.55%, dated 12/31/19, due 1/2/20; proceeds $249; fully collateralized by a U.S. Government obligation; 1.63% due 11/30/26; valued at $254)	249	249
		332
Total Securities held as Collateral on Loaned Securities (Cost $2,736)		2,736
	Shares
Investment Company (8.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $159,129)	159,129,026	159,129
Total Short-Term Investments (Cost $161,865)		161,865
Total Investments Excluding Purchased Options (100.8%) (Cost $1,517,010)		1,850,095
Total Purchased Options Outstanding (0.0%) (Cost $4,002)		495
Total Investments (100.8%) (Cost $1,521,012) Including $19,831 of Securities Loaned (e)(f)		1,850,590
Liabilities in Excess of Other Assets (–0.8%)		(15,550)
Net Assets (100.0%)		$1,835,040

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

International Opportunity Portfolio

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2019.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  The approximate fair value and percentage of net assets, $576,019,000 and 31.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $1,523,676,000. The aggregate gross unrealized appreciation is approximately $388,551,000 and the aggregate gross unrealized depreciation is approximately $61,637,000, resulting in net unrealized appreciation of approximately $326,914,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	205,952,091	205,952	$1	$1,054	$(1,053)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	276,248,817	276,249	181	1,426	(1,245)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	282,130,187	282,130	313	1,522	(1,209)
							$495	$4,002	$(3,507)

CNH  —  Chinese Yuan Renminbi Offshore.

USD  —  United States Dollar.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	31.5%
Textiles, Apparel & Luxury Goods	12.9
Internet & Direct Marketing Retail	11.7
Short-Term Investments	8.6
Diversified Consumer Services	7.9
Banks	6.2
Food Products	5.5
Semiconductors & Semiconductor Equipment	5.3
Air Freight & Logistics	5.3
Beverages	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,359,479)	$1,689,057
Investment in Security of Affiliated Issuer, at Value (Cost $161,533)	161,533
Total Investments in Securities, at Value (Cost $1,521,012)	1,850,590
Foreign Currency, at Value (Cost $5,300)	5,293
Cash from Securities Lending	44
Receivable for Fund Shares Sold	11,037
Dividends Receivable	547
Tax Reclaim Receivable	239
Receivable from Affiliate	213
Receivable for Investments Sold	161
Receivable from Securities Lending Income	9
Other Assets	83
Total Assets	1,868,216
Liabilities:
Payable for Investments Purchased	23,395
Payable for Advisory Fees	2,932
Collateral on Securities Loaned, at Value	2,780
Deferred Capital Gain Country Tax	1,431
Payable for Fund Shares Redeemed	1,166
Due to Broker	840
Payable for Sub Transfer Agency Fees — Class I	137
Payable for Sub Transfer Agency Fees — Class A	36
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	5
Payable for Administration Fees	120
Payable for Shareholder Services Fees — Class A	70
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	44
Payable for Professional Fees	86
Payable for Custodian Fees	46
Payable for Transfer Agency Fees — Class I	16
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	3
Payable for Transfer Agency Fees — Class IS	3
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	63
Total Liabilities	33,176
Net Assets	$1,835,040
Net Assets Consist of:
Paid-in-Capital	$1,549,693
Total Distributable Earnings	285,347
Net Assets	$1,835,040

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$1,284,678
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	48,067,106
Net Asset Value, Offering and Redemption Price Per Share	$26.73
CLASS A:
Net Assets	$336,109
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,813,335
Net Asset Value, Redemption Price Per Share	$26.23
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.45
Maximum Offering Price Per Share	$27.68
CLASS L:
Net Assets	$512
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,278
Net Asset Value, Offering and Redemption Price Per Share	$25.23
CLASS C:
Net Assets	$53,257
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,135,657
Net Asset Value, Offering and Redemption Price Per Share	$24.94
CLASS IS:
Net Assets	$50,083
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,870,636
Net Asset Value, Offering and Redemption Price Per Share	$26.77
CLASS IR:
Net Assets	$110,401
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,122,237
Net Asset Value, Offering and Redemption Price Per Share	$26.78
(1) Including: Securities on Loan, at Value:	$19,831

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,104 of Foreign Taxes Withheld)	$9,271
Dividends from Security of Affiliated Issuer (Note G)	1,864
Income from Securities Loaned — Net	847
Total Investment Income	11,982
Expenses:
Advisory Fees (Note B)	11,229
Sub Transfer Agency Fees — Class I	970
Sub Transfer Agency Fees — Class A	352
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	35
Shareholder Services Fees — Class A (Note D)	717
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	447
Administration Fees (Note C)	1,144
Custodian Fees (Note F)	283
Registration Fees	183
Professional Fees	149
Shareholder Reporting Fees	122
Transfer Agency Fees — Class I (Note E)	63
Transfer Agency Fees — Class A (Note E)	9
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	12
Transfer Agency Fees — Class IS (Note E)	10
Transfer Agency Fees — Class IR (Note E)	2
Directors' Fees and Expenses	73
Pricing Fees	3
Other Expenses	58
Total Expenses	15,866
Reimbursement of Class Specific Expenses — Class I (Note B)	(305)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(10)
Rebate from Morgan Stanley Affiliate (Note G)	(183)
Net Expenses	15,366
Net Investment Loss	(3,384)
Realized Loss:
Investments Sold	(17,182)
Foreign Currency Translation	(186)
Net Realized Loss	(17,368)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1,431)	417,131
Foreign Currency Translation	(15)
Net Change in Unrealized Appreciation (Depreciation)	417,116
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	399,748
Net Increase in Net Assets Resulting from Operations	$396,364

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,384)	$(3,298)
Net Realized Loss	(17,368)	(27,142)
Net Change in Unrealized Appreciation (Depreciation)	417,116	(171,427)
Net Increase (Decrease) in Net Assets Resulting from Operations	396,364	(201,867)
Dividends and Distributions to Shareholders:
Class I	—	(1,559)
Class A	—	(642)
Class L	—	(1)
Class C	—	(92)
Class IS	—	(212)
Class IR	—	(8)
Total Dividends and Distributions to Shareholders	—	(2,514)
Capital Share Transactions:(1)
Class I:
Subscribed	585,257	760,795
Distributions Reinvested	—	1,546
Redeemed	(219,531)	(336,583)
Class A:
Subscribed	121,390	289,203
Distributions Reinvested	—	642
Redeemed	(88,729)	(208,727)
Class L:
Exchanged	—	70
Distributions Reinvested	—	1
Class C:
Subscribed	15,512	32,690
Distributions Reinvested	—	92
Redeemed	(9,844)	(13,408)
Class IS:
Subscribed	43,659	59,381
Distributions Reinvested	—	212
Redeemed	(13,026)	(105,874)
Class IR:
Subscribed	—	101,727 (a)
Distributions Reinvested	—	8 (a)
Net Increase in Net Assets Resulting from Capital Share Transactions	434,688	581,775
Redemption Fees	23	115
Total Increase in Net Assets	831,075	377,509
Net Assets:
Beginning of Period	1,003,965	626,456
End of Period	$1,835,040	$1,003,965

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	24,447	32,491
Shares Issued on Distributions Reinvested	—	64
Shares Redeemed	(9,242)	(15,594)
Net Increase in Class I Shares Outstanding	15,205	16,961
Class A:
Shares Subscribed	5,170	12,370
Shares Issued on Distributions Reinvested	—	27
Shares Redeemed	(3,822)	(9,337)
Net Increase in Class A Shares Outstanding	1,348	3,060
Class L:
Shares Exchanged	—	3
Shares Issued on Distributions Reinvested	—	—	@@
Shares Redeemed	—	(—	@@)
Net Increase in Class L Shares Outstanding	—	3
Class C:
Shares Subscribed	682	1,444
Shares Issued on Distributions Reinvested	—	4
Shares Redeemed	(440)	(641)
Net Increase in Class C Shares Outstanding	242	807
Class IS:
Shares Subscribed	1,703	2,436
Shares Issued on Distributions Reinvested	—	9
Shares Redeemed	(540)	(4,293)
Net Increase (Decrease) in Class IS Shares Outstanding	1,163	(1,848)
Class IR:
Shares Subscribed	—	4,122	(a)
Shares Issued on Distributions Reinvested	—	—	@@
Net Increase in Class IR Shares Outstanding	—	4,122	(a)

(a)  For the period June 15, 2018 through December 31, 2018.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$19.77		$22.52		$14.93		$15.03		$13.92
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.04)		(0.08)		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	7.00		(2.66)		8.04		(0.07)		1.58
Total from Investment Operations	6.96		(2.70)		7.96		(0.10)		1.58
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)(3)	(0.03)
Net Realized Gain	—		(0.05)		(0.37)		—		(0.44)
Total Distributions	—		(0.05)		(0.37)		(0.00	)(3)	(0.47)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.73		$19.77		$22.52		$14.93		$15.03
Total Return(4)	35.20%		(12.04)%		53.38%		(0.65)%		11.40%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,284,678		$649,580		$358,141		$62,440		$52,128
Ratio of Expenses Before Expense Limitation	1.03%		1.04%		1.10%		1.34%		1.95%
Ratio of Expenses After Expense Limitation	0.99	%(5)	0.99	%(5)	0.98	%(5)	1.00	%(5)	1.01	%(5)(6)
Ratio of Net Investment Loss	(0.15	)%(5)	(0.19	)%(5)	(0.42	)%(5)	(0.22	)%(5)	(0.01	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.00	%(7)	0.01%
Portfolio Turnover Rate	20%		36%		30%		42%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.15% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$19.46		$22.25		$14.79		$14.93		$13.87
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.11)		(0.15)		(0.08)		(0.06)
Net Realized and Unrealized Gain (Loss)	6.87		(2.63)		7.98		(0.06)		1.57
Total from Investment Operations	6.77		(2.74)		7.83		(0.14)		1.51
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.01)
Net Realized Gain	—		(0.05)		(0.37)		—		(0.44)
Total Distributions	—		(0.05)		(0.37)		—		(0.45)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.23		$19.46		$22.25		$14.79		$14.93
Total Return(4)	34.79%		(12.36)%		53.01%		(1.00)%		10.99%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$336,109		$223,098		$186,988		$11,727		$9,520
Ratio of Expenses Before Expense Limitation	1.30%		1.34%		1.36%		1.66%		2.28%
Ratio of Expenses After Expense Limitation	1.29	%(5)	1.33	%(5)	1.27	%(5)	1.35	%(5)	1.34	%(5)(6)
Ratio of Net Investment Loss	(0.44	)%(5)	(0.51	)%(5)	(0.74	)%(5)	(0.55	)%(5)	(0.39	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.00	%(7)	0.01%
Portfolio Turnover Rate	20%		36%		30%		42%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.50% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$18.82		$21.63		$14.47		$14.69		$13.71
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.23)		(0.22)		(0.22)		(0.14)		(0.12)
Net Realized and Unrealized Gain (Loss)	6.64		(2.54)		7.75		(0.08)		1.54
Total from Investment Operations	6.41		(2.76)		7.53		(0.22)		1.42
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.05)		(0.37)		—		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$25.23		$18.82		$21.63		$14.47		$14.69
Total Return(4)	34.06%		(12.81)%		52.11%		(1.50)%		10.38%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$512		$382		$364		$221		$266
Ratio of Expenses Before Expense Limitation	2.19%		2.28%		2.51%		3.16%		3.54%
Ratio of Expenses After Expense Limitation	1.84	%(5)	1.84	%(5)	1.84	%(5)	1.85	%(5)	1.91	%(5)(6)
Ratio of Net Investment Loss	(0.99	)%(5)	(1.02	)%(5)	(1.16	)%(5)	(1.00	)%(5)	(0.80	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	20%		36%		30%		42%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.00% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Opportunity Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$18.63		$21.46		$14.39		$14.63		$15.39
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.26)		(0.27)		(0.29)		(0.19)		(0.13)
Net Realized and Unrealized Gain (Loss)	6.57		(2.51)		7.73		(0.05)		(0.16)
Total from Investment Operations	6.31		(2.78)		7.44		(0.24)		(0.29)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.03)
Net Realized Gain	—		(0.05)		(0.37)		—		(0.44)
Total Distributions	—		(0.05)		(0.37)		—		(0.47)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$24.94		$18.63		$21.46		$14.39		$14.63
Total Return(5)	33.87%		(13.00)%		51.77%		(1.71)%		(1.85	)%(9)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$53,257		$35,297		$23,334		$1,862		$1,776
Ratio of Expenses Before Expense Limitation	2.03%		2.06%		2.10%		2.43%		3.03	%(10)
Ratio of Expenses After Expense Limitation	2.02	%(6)	2.04	%(6)	2.01	%(6)	2.10	%(6)	2.10	%(6)(7)(10)
Ratio of Net Investment Loss	(1.17	)%(6)	(1.24	)%(6)	(1.45	)%(6)	(1.32	)%(6)	(1.28	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	20%		36%		30%		42%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.25% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$19.79		$22.54		$14.94		$15.03		$13.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		0.02		(0.12)		(0.03)		0.02
Net Realized and Unrealized Gain (Loss)	7.00		(2.72)		8.09		(0.06)		1.56
Total from Investment Operations	6.98		(2.70)		7.97		(0.09)		1.58
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)(3)	(0.03)
Net Realized Gain	—		(0.05)		(0.37)		—		(0.44)
Total Distributions	—		(0.05)		(0.37)		(0.00	)(3)	(0.47)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.77		$19.79		$22.54		$14.94		$15.03
Total Return(4)	35.27%		(12.03)%		53.41%		(0.64)%		11.40%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$50,083		$14,016		$57,629		$1,030		$12
Ratio of Expenses Before Expense Limitation	0.98%		0.95%		1.03%		5.64%		15.79%
Ratio of Expenses After Expense Limitation	0.91	%(5)	0.92	%(5)	0.92	%(5)	0.93	%(5)	1.01	%(5)(6)
Ratio of Net Investment Income (Loss)	(0.07	)%(5)	0.09	%(5)	(0.56	)%(5)	(0.20	)%(5)	0.12	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.00	%(7)
Portfolio Turnover Rate	20%		36%		30%		42%		51%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2015, the maximum ratio was 1.09% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Opportunity Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$19.79		$25.37
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.06)
Net Realized and Unrealized Gain (Loss)	7.01		(5.47)
Total from Investment Operations	6.99		(5.53)
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.05)
Redemption Fees	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.78		$19.79
Total Return(4)	35.32%		(21.84	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$110,401		$81,592
Ratio of Expenses Before Expense Limitation	0.93%		0.95	%(7)
Ratio of Expenses After Expense Limitation	0.91	%(5)	0.93	%(5)(7)
Ratio of Net Investment Loss	(0.07	)%(5)	(0.46	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(7)
Portfolio Turnover Rate	20%		36%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015 the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$97,760	$—	$97,760
Banks	113,919	—	—	113,919
Beverages	94,621	—	—	94,621
Biotechnology	—	36,689	—	36,689
Diversified Consumer Services	146,365	—	—	146,365
Electronic Equipment, Instruments & Components	—	73,739	—	73,739
Entertainment	73,839	—	—	73,839
Food Products	45,143	56,865	—	102,008
Health Care Providers & Services	—	15,538	—	15,538
Hotels, Restaurants & Leisure	61,158	—	—	61,158
Household Products	20,279	23,826	—	44,105
Information Technology Services	77,427	—	—	77,427
Interactive Media & Services	34,500	43,663	—	78,163
Internet & Direct Marketing Retail	200,221	15,307	—	215,528
Professional Services	—	52,166	—	52,166
Semiconductors & Semiconductor Equipment	98,034	—	—	98,034
Software	29,516	39,628	—	69,144
Textiles, Apparel & Luxury Goods	101,651	136,376	—	238,027
Total Common Stocks	1,096,673	591,557	—	1,688,230
Call Options Purchased	—	495	—	495
Short-Term Investments
Investment Company	161,533	—	—	161,533
Repurchase Agreements	—	332	—	332
Total Short-Term Investments	161,533	332	—	161,865
Total Assets	$1,258,206	$592,384	$—	$1,850,590

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$495	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(3,136	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,039	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$495	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to,

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$1		$—	$(1)	$0
Royal Bank of Scotland	494		—	(494)	0
Total	$495	(a)	$—	$(495)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	741,915,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$19,831	(f)	$—	$(19,831	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

(g) The Fund received cash collateral of approximately $2,780,000, of which approximately $2,736,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2019, there was uninvested cash of approximately $44,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $18,045,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$2,780	$—	$—	$—	$2,780
Total Borrowings	$2,780	$—	$—	$—	$2,780
Gross amount of recognized liabilities for securities lending transactions					$2,780

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $317,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $582,091,000 and $274,588,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $183,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$25,200	$509,339	$373,006	$1,864

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$161,533

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$608	$1,906

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$7,247	$(7,247)

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $34,868,000 and $5,162,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.
28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2019, the Fund intends to defer to January 1, 2020 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$66	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 23.8%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

30

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

31

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
2920390 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in International Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$1,048.00	$1,020.16	$5.16	$5.09	1.00%
International Real Estate Portfolio Class A	1,000.00	1,046.70	1,018.40	6.96	6.87	1.35
International Real Estate Portfolio Class L	1,000.00	1,043.60	1,015.88	9.53	9.40	1.85
International Real Estate Portfolio Class C	1,000.00	1,042.30	1,014.62	10.81	10.66	2.10
International Real Estate Portfolio Class IS	1,000.00	1,048.50	1,020.32	5.01	4.94	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

International Real Estate Portfolio

The Fund seeks to provide current income and long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 17.94%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed ex-North America Real Estate — Net Total Return Index (the "Index"), which returned 20.65%, and underperformed the MSCI EAFE Index, which returned 22.01%.

Factors Affecting Performance

•  Overall returns have been strong in the real estate investment trust (REIT) market for full year 2019, but there was a wide disparity in share price performance; sectors viewed as defensive generally outperformed as the lower-for-longer investment theme strengthened and segments of the equity market appeared to be pricing in an economic slowdown/recession scenario. Bond yields continued to decline, achieving all-time lows in late August 2019; a phase that began in the fourth quarter of 2018, resulting in negative sovereign bond yields in certain markets (Germany, Japan) and significant bond yield declines in the U.S. and Australia. Given this combination of thematic investing and all-time low bond yields, we have witnessed a continued willingness among investors to pay premium valuations for segments of the market that are viewed as having greater predictability in cash flows. We suspect that underlying private market property valuation has become a less relevant metric as generalist investors and passive funds have become the marginal buyer of real estate securities. Generalist investors appear to place a greater focus on secular themes and are untethered to private market valuations.

•  With share prices generally appearing untethered to private real estate values, there are sectors trading at relative valuations previously witnessed during the 2008-09 global financial crisis and some sectors trading in excess of 50% premiums to net asset values (NAVs). There has been a continued willingness to pay premium valuations for segments of the REIT market that are viewed as having greater predictability in cash flows (e.g. Japan REITs, commonly known as J-REITs) or benefiting from a secular investment theme. In addition, the concerns with regard to economic growth have generally placed downward pressure on segments that are viewed as more vulnerable — office, retail and hotels. Many of these stocks are trading at large discounts to NAVs, despite significant transactional evidence in the private markets in the office and hotel sectors. This has resulted in a further widening of the disparity in share price valuations among market segments. The Fund continues to be underweight to segments that have benefited from this theme due to premium share price valuations, and overweight to market segments which trade at very attractive discounted valuations.

•  The international real estate securities market gained 20.7% during the 12-month period ending December 31, 2019, as measured by the Index.

o  In Asia, property stocks gained 17.1%, as measured by the FTSE EPRA Nareit Developed Asia Index.(i) There have been three important macro events impacting Asia: the protests in Hong Kong, the ongoing U.S.-China trade war and the overall view of the market from lower-for-longer (this sentiment peaked in August 2019) to a more recent shift towards modestly higher sovereign bond yields. Following declines due to the continuation of anti-government protests, Hong Kong stocks traded at a wide discount to NAV and continue to trade at the widest discounts on a global basis. In Japan, REITs posted gains due to investors' search for yield, the Bank of Japan's commitment to monetary easing and the asset purchase program, and the segment's defensive characteristics.

o  In Europe, property stocks gained 27.3%, as measured by the FTSE EPRA Nareit Developed Europe Index.(i) The U.K. posted the largest gains on a global basis due to currency strength and less uncertainty over Brexit.

•  The top contributors to performance were the underweight to German residential and overweight to the U.K. Majors and London office specialists.

o  German residential underweight — the Fund's underweight to this sector was a key contributor as the sector experienced steep

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

declines and volatility, particularly after the second quarter of 2019 when the City of Berlin proposed to freeze rents and have rental reductions in some cases, in response to a surge in housing costs.

o  U.K. Majors and London office specialists overweight — the U.K. Majors and London office specialists traded at attractive discounted valuations throughout the year, and experienced a strong recovery in share prices in the fourth quarter of 2019 on reduced concerns over Brexit.

•  The key detractors from performance were the Fund's overweight to and stock selection within the Hong Kong real estate operating companies (REOCs), underweight to J-REITs, the overweight to Continental European retail and underweight to Singapore.

o  Hong Kong REOCs — the overweight to Hong Kong REOCs detracted for the period due to escalation of anti-government protests and market sentiment on the economic uncertainties related to the U.S.-Sino trade war. The stocks experienced a recovery in the fourth quarter of 2019, but still ended the year trading at a significant 47% discount to NAVs.

o  J-REITs underweight — this sector significantly outperformed for the period and traded at a +22% premium to NAVs as investors continued to favor J-REITs due to being viewed as defensive and attractive in a lower-for-longer Japanese government bond yield environment.

o  Continental European retail overweight — there is a wide disparity in valuations with Continental retail stocks trading at a 29% discount to NAVs despite stable operating results.

Management Strategies

•  We believe listed real estate security returns should mirror private real estate performance. This strategy may result in periods of underperformance, particularly when the market is driven more by thematic/momentum investing and macro factors, as opposed to fundamentals and intrinsic value. The current prolonged period in which underlying private market valuation is not a relevant determinant of share prices has been surprising. The private market is more than six times larger than the public markets and has, up until this period, always served as a key determinant of share prices and our key metric. It is logical to us that persistent discounts cannot exist when there is so much capital on the sidelines needing to invest, and we believe we will be rewarded as these stocks provide favorable risk-adjusted return opportunities based on our analysis.

•  We would note the lack of focus on valuations/fundamentals has been, in our opinion, prolonged due to the following factors:

o  Institutional investors have demonstrated a significant preference for private real estate (as opposed to public real estate); as a result, generalist and passive investors have become the marginal buyers.

o  Generalist investors tend to focus less on valuations and more on traditional stock market metrics (such as earnings growth and dividend yields) and secular themes.

o  Growth of passive investing in the REIT space has contributed to exacerbating the dislocation due to a lack of focus on differentiating among stocks based on fundamentals, and instead adding to overvalued stocks that have grown in market capitalization and reducing exposure to undervalued stocks that have decreased in size.

o  Untethered to private real estate valuations, earnings multiples have expanded to record levels in sectors viewed as more defensive or benefiting from favorable secular themes. This has resulted in a willingness to ignore the distinction in multiples used to value assets in the private real estate sector and therefore indifference about the quality of the real estate cash flow when buying stocks based on fund from operations (FFO) multiples.

•  Regional bets are currently relatively muted due to a lack of large valuation disparities among the regions and due to macro uncertainties which may impact regional share prices far more than underlying fundamentals and valuations, and we have instead focused more on the significant disparity in

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

valuations within each of the regions. While the overall global real estate securities market ended the period trading at a 5% premium to NAVs, we see significant disparities in valuations among market segments within each of the major regions, with the most attractive expected return prospects from companies concentrated in Continental European high quality retail, the Hong Kong commercial property companies, the U.K. Majors, and select opportunities to invest in other core assets at attractive discounted valuations in a number of other global markets.

(i)  The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asia real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

Performance Compared to the FTSE EPRA Nareit Developed ex-North America Real Estate — Net Total Return Index(1) and the MSCI EAFE Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	17.94%	4.24%	5.25%	7.41%
Fund — Class A Shares w/o sales charges(4)	17.53	3.89	4.92	7.11
Fund — Class A Shares with maximum 5.25% sales charges(4)	11.38	2.77	4.36	6.86
Fund — Class L Shares w/o sales charges(5)	16.93	3.37	—	5.51
Fund — Class C Shares w/o sales charges(7)	16.62	—	—	1.62
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	15.62	—	—	1.62
Fund — Class IS Shares w/o sales charges(6)	18.00	4.29	—	3.93
FTSE EPRA Nareit Developed ex-North America Real Estate — Net Total Return Index	20.65	5.80	6.86	6.23
MSCI EAFE Index	22.01	5.67	5.50	4.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on October 1, 1997.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (207.3%)
Australia (14.1%)
Dexus REIT	37,426	$307
GPT Group (The) REIT	35,920	141
Mirvac Group REIT	68,224	152
Scentre Group REIT	160,218	431
Stockland REIT	1,486	5
Vicinity Centres REIT	63,641	111
		1,147
Austria (0.4%)
Atrium European Real Estate Ltd. (a)	8,036	31
China (6.2%)
China Overseas Land & Investment Ltd. (b)	46,000	179
China Resources Land Ltd. (b)	34,000	169
Longfor Group Holdings Ltd. (b)	32,500	152
Poly Property Development Co., Ltd. (a)(b)	600	4
		504
Finland (1.5%)
Kojamo Oyj	6,832	124
France (24.7%)
Carmila SA REIT	3,360	75
Covivio REIT	1,178	134
Gecina SA REIT	2,630	471
ICADE REIT	902	98
Klepierre SA REIT	10,169	386
Mercialys SA REIT	12,580	174
Unibail-Rodamco-Westfield REIT	4,214	665
		2,003
Germany (17.8%)
ADO Properties SA	1,530	55
Alstria Office AG REIT	7,433	140
Deutsche Wohnen SE	11,162	454
LEG Immobilien AG	1,403	166
Vonovia SE	11,696	628
		1,443
Hong Kong (42.7%)
China Merchants Commercial Real Estate Investment Trust REIT (a)	68,394	29
CK Asset Holdings Ltd.	32,000	231
Hang Lung Properties Ltd.	49,000	108
Hongkong Land Holdings Ltd.	89,100	512
Hysan Development Co., Ltd.	15,836	62
Link REIT	77,895	825
Midea Real Estate Holding Ltd.	9,200	28
New World Development Co., Ltd.	106,788	146
Sino Land Co., Ltd.	28,795	42
Sun Hung Kai Properties Ltd.	50,456	773
Swire Properties Ltd.	131,100	435
Wharf Real Estate Investment Co., Ltd.	45,370	277
		3,468
	Shares	Value (000)
Ireland (2.6%)
Hibernia REIT PLC	135,337	$214
Japan (48.7%)
Activia Properties, Inc. REIT	14	70
Advance Residence Investment Corp. REIT	43	136
Daiwa Office Investment Corp. REIT	6	46
Frontier Real Estate Investment Corp. REIT	3	13
GLP J-REIT	104	129
Hulic Co., Ltd.	5,700	69
Hulic REIT, Inc.	23	42
Industrial & Infrastructure Fund Investment Corp. REIT	4	6
Invincible Investment Corp. REIT	38	22
Japan Excellent, Inc. REIT	23	37
Japan Hotel REIT Investment Corp.	166	124
Japan Real Estate Investment Corp. REIT	51	338
Japan Retail Fund Investment Corp. REIT	55	118
Kenedix Office Investment Corp. REIT	8	62
Mitsubishi Estate Co., Ltd.	34,100	653
Mitsui Fudosan Co., Ltd.	25,300	618
Mori Trust Sogo Reit, Inc.	29	52
Nippon Building Fund, Inc. REIT	60	440
Nippon Prologis, Inc. REIT	29	74
Nomura Real Estate Master Fund, Inc. REIT	114	195
Orix, Inc. J-REIT	24	52
Premier Investment Corp. REIT	23	33
Sumitomo Realty & Development Co., Ltd.	12,600	440
Tokyo Tatemono Co., Ltd.	600	9
United Urban Investment Corp. REIT	95	178
		3,956
Malta (0.1%)
BGP Holdings PLC (a)(c)	4,769,371	7
Netherlands (3.7%)
Eurocommercial Properties N.V. CVA REIT	6,369	179
NSI N.V. REIT	1,976	96
Wereldhave N.V. REIT	1,175	26
		301
Norway (2.3%)
Entra ASA	9,861	163
Norwegian Property ASA	16,770	26
		189
Singapore (8.2%)
Ascendas Real Estate Investment Trust REIT	84,604	187
CapitaLand Commercial Trust REIT	81,760	121
CapitaLand Ltd.	5,800	16
CapitaLand Mall Trust REIT	48,100	88
Frasers Logistics & Industrial Trust REIT	65,900	61
Mapletree Commercial Trust REIT	43,092	77
Mapletree Logistics Trust REIT	35,700	46
UOL Group Ltd.	10,913	67
		663

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Spain (6.3%)
Inmobiliaria Colonial Socimi SA REIT	14,077	$180
Merlin Properties Socimi SA REIT	23,302	334
		514
Sweden (4.7%)
Atrium Ljungberg AB, Class B	3,174	77
Castellum AB	2,600	61
Fabege AB	2,463	41
Hufvudstaden AB, Class A	8,114	160
Kungsleden AB	3,604	38
		377
Switzerland (1.4%)
PSP Swiss Property AG (Registered)	795	110
United Kingdom (21.9%)
British Land Co., PLC (The) REIT	40,878	346
Capital & Counties Properties PLC	24,897	86
Derwent London PLC REIT	3,112	165
Grainger PLC	11,558	48
Great Portland Estates PLC REIT	12,124	138
Hammerson PLC REIT	55,258	226
Intu Properties PLC REIT (a)	21,908	10
Land Securities Group PLC REIT	27,290	358
Segro PLC REIT	8,591	102
Shaftesbury PLC REIT	3,542	44
St. Modwen Properties PLC	14,107	93
Urban & Civic PLC	35,981	165
		1,781
Total Common Stocks (Cost $13,211)		16,832
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $163)	162,578	163
Total Investments (209.3%) (Cost $13,374) (d)(e)		16,995
Liabilities in Excess of Other Assets (–109.3%)		(8,876)
Net Assets (100.0%)		$8,119

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2019, the Fund held a fair valued security valued at approximately $7,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  The approximate fair value and percentage of net assets, $6,230,000 and 76.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $16,014,000. The aggregate gross unrealized appreciation is approximately $1,330,000 and the aggregate gross unrealized depreciation is approximately $349,000, resulting in net unrealized appreciation of approximately $981,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	43.7%
Office	20.0
Retail	19.7
Residential	10.6
Other*	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $13,211)	$16,832
Investment in Security of Affiliated Issuer, at Value (Cost $163)	163
Total Investments in Securities, at Value (Cost $13,374)	16,995
Foreign Currency, at Value (Cost —@)	1
Due from Adviser	50
Dividends Receivable	37
Tax Reclaim Receivable	14
Receivable for Investments Sold	—	@
Receivable from Affiliate	—	@
Other Assets	35
Total Assets	17,132
Liabilities:
Payable for Fund Shares Redeemed	8,934
Payable for Professional Fees	44
Payable for Custodian Fees	13
Deferred Capital Gain Country Tax	7
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	11
Total Liabilities	9,013
Net Assets	$8,119
Net Assets Consist of:
Paid-in-Capital	$230,855
Total Accumulated Loss	(222,736)
Net Assets	$8,119

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$7,076
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	357,132
Net Asset Value, Offering and Redemption Price Per Share	$19.81
CLASS A:
Net Assets	$1,013
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	51,008
Net Asset Value, Redemption Price Per Share	$19.85
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.10
Maximum Offering Price Per Share	$20.95
CLASS L:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	580
Net Asset Value, Offering and Redemption Price Per Share	$19.74
CLASS C:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	470
Net Asset Value, Offering and Redemption Price Per Share	$19.70
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	507
Net Asset Value, Offering and Redemption Price Per Share	$19.80

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $59 of Foreign Taxes Withheld)	$642
Non-Cash Dividends from Securities of Unaffiliated Issuers	42
Dividends from Security of Affiliated Issuer (Note G)	5
Total Investment Income	689
Expenses:
Advisory Fees (Note B)	158
Professional Fees	102
Custodian Fees (Note F)	69
Registration Fees	67
Shareholder Reporting Fees	18
Administration Fees (Note C)	16
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	8
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Directors' Fees and Expenses	7
Pricing Fees	7
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	17
Expenses Before Non Operating Expenses	485
Bank Overdraft Expense	4
Total Expenses	489
Waiver of Advisory Fees (Note B)	(158)
Expenses Reimbursed by Adviser (Note B)	(109)
Reimbursement of Class Specific Expenses — Class I (Note B)	(9)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	205
Net Investment Income	484
Realized Gain (Loss):
Investments Sold	868
Foreign Currency Translation	(5)
Net Realized Gain	863
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $7)	2,103
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	2,103
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,966
Net Increase in Net Assets Resulting from Operations	$3,450

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

International Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$484	$807
Net Realized Gain	863	1,074
Net Change in Unrealized Appreciation (Depreciation)	2,103	(4,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,450	(2,262)
Dividends and Distributions to Shareholders:
Class I	(81)	(702)
Class A	(7)	(67)
Class L	(— @)	(— @)
Class C	(— @)	(2)
Class IS	(104)	(452)
Total Dividends and Distributions to Shareholders	(192)	(1,223)
Capital Share Transactions:(1)
Class I:
Subscribed	403	322
Distributions Reinvested	77	699
Redeemed	(8,390)	(5,620)
Class A:
Subscribed	6	9
Distributions Reinvested	6	59
Redeemed	(634)	(359)
Class L:
Distributions Reinvested	— @	—
Class C:
Distributions Reinvested	— @	2
Redeemed	—	(117)
Class IS:
Distributions Reinvested	104	452
Redeemed	(9,934)	(2,000)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,362)	(6,553)
Total Decrease in Net Assets	(15,104)	(10,038)
Net Assets:
Beginning of Period	23,223	33,261
End of Period	$8,119	$23,223
(1) Capital Share Transactions:
Class I:
Shares Subscribed	21	17
Shares Issued on Distributions Reinvested	4	38
Shares Redeemed	(449)	(299)
Net Decrease in Class I Shares Outstanding	(424)	(244)
Class A:
Shares Subscribed	— @@	1
Shares Issued on Distributions Reinvested	— @@	3
Shares Redeemed	(33)	(19)
Net Decrease in Class A Shares Outstanding	(33)	(15)
Class L:
Shares Issued on Distributions Reinvested	— @@	—
Class C:
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	—	(6)
Net Increase (Decrease) in Class C Shares Outstanding	— @@	(6)
Class IS:
Shares Issued on Distributions Reinvested	5	25
Shares Redeemed	(505)	(111)
Net Decrease in Class IS Shares Outstanding	(500)	(86)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$16.99		$19.36		$17.53		$18.72		$19.84
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.46		0.52		0.59		0.46		0.37
Net Realized and Unrealized Gain (Loss)	2.58		(2.05)		2.69		(0.73)		(1.00)
Total from Investment Operations	3.04		(1.53)		3.28		(0.27)		(0.63)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.84)		(1.45)		(0.92)		(0.49)
Redemption Fees	—		—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.81		$16.99		$19.36		$17.53		$18.72
Total Return(4)	17.94%		(8.14)%		19.13%		(1.38)%		(3.29)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,076		$13,276		$19,846		$26,213		$67,459
Ratio of Expenses Before Expense Limitation	2.44%		1.90%		1.76%		1.37%		1.29%
Ratio of Expenses After Expense Limitation	1.02	%(5)(7)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.00	%(5)	N/A		1.00	%(5)	N/A		N/A
Ratio of Net Investment Income	2.44	%(5)	2.74	%(5)	3.13	%(5)	2.47	%(5)	1.84	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	31%		28%		23%		21%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$17.01		$19.37		$17.54		$18.73		$19.84
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.40		0.45		0.51		0.39		0.30
Net Realized and Unrealized Gain (Loss)	2.58		(2.04)		2.71		(0.73)		(1.00)
Total from Investment Operations	2.98		(1.59)		3.22		(0.34)		(0.70)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.77)		(1.39)		(0.85)		(0.41)
Redemption Fees	—		—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.85		$17.01		$19.37		$17.54		$18.73
Total Return(4)	17.53%		(8.45)%		18.78%		(1.78)%		(3.61)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,013		$1,422		$1,917		$1,512		$2,308
Ratio of Expenses Before Expense Limitation	2.85%		2.22%		2.23%		1.85%		1.70%
Ratio of Expenses After Expense Limitation	1.37	%(5)(7)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.35	%(5)	N/A		1.35	%(5)	N/A		N/A
Ratio of Net Investment Income	2.11	%(5)	2.40	%(5)	2.71	%(5)	2.10	%(5)	1.48	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	31%		28%		23%		21%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$16.94		$19.29		$17.42		$18.61		$19.69
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.36		0.50		0.29		0.18
Net Realized and Unrealized Gain (Loss)	2.57		(2.03)		2.59		(0.71)		(0.97)
Total from Investment Operations	2.87		(1.67)		3.09		(0.42)		(0.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.68)		(1.22)		(0.77)		(0.29)
Redemption Fees	—		—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.74		$16.94		$19.29		$17.42		$18.61
Total Return(4)	16.93%		(8.88)%		18.14%		(2.23)%		(4.11)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$10		$11		$53		$55
Ratio of Expenses Before Expense Limitation	20.03%		20.23%		14.81%		5.51%		4.58%
Ratio of Expenses After Expense Limitation	1.87	%(5)(7)	1.85	%(5)	1.85	%(5)	1.85	%(5)	1.85	%(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.85	%(5)	N/A		1.85	%(5)	N/A		N/A
Ratio of Net Investment Income	1.61	%(5)	1.90	%(5)	2.70	%(5)	1.58	%(5)	0.90	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	31%		28%		23%		21%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Real Estate Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$16.91		$19.00		$17.32		$18.50		$21.28
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.25		0.35		0.30		0.25		0.06
Net Realized and Unrealized Gain (Loss)	2.56		(2.04)		2.71		(0.71)		(2.48)
Total from Investment Operations	2.81		(1.69)		3.01		(0.46)		(2.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.40)		(1.33)		(0.72)		(0.36)
Redemption Fees	—		—		0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$19.70		$16.91		$19.00		$17.32		$18.50
Total Return(5)	16.62%		(9.11)%		17.78%		(2.44)%		(11.47	)%(9)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$8		$128		$21		$22
Ratio of Expenses Before Expense Limitation	25.57%		5.51%		5.62%		12.39%		10.98	%(10)
Ratio of Expenses After Expense Limitation	2.12	%(6)(8)	2.10	%(6)	2.10	%(6)	2.10	%(6)	2.10	%(6)(10)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	2.10	%(6)	N/A		2.10	%(6)	N/A		N/A
Ratio of Net Investment Income	1.36	%(6)	1.84	%(6)	1.58	%(6)	1.33	%(6)	0.45	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(10)
Portfolio Turnover Rate	31%		28%		23%		21%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

International Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$16.98		$19.35		$17.52		$18.71		$19.83
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.47		0.52		0.59		0.47		0.37
Net Realized and Unrealized Gain (Loss)	2.58		(2.04)		2.70		(0.73)		(1.00)
Total from Investment Operations	3.05		(1.52)		3.29		(0.26)		(0.63)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.85)		(1.46)		(0.93)		(0.49)
Redemption Fees	—		—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.80		$16.98		$19.35		$17.52		$18.71
Total Return(4)	18.00%		(8.11)%		19.19%		(1.33)%		(3.26)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$8,507		$11,359		$11,573		$20,944
Ratio of Expenses Before Expense Limitation	2.34%		1.81%		1.70%		1.33%		1.30%
Ratio of Expenses After Expense Limitation	0.99	%(5)(6)	0.97	%(5)	0.97	%(5)	0.97	%(5)	0.97	%(5)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.97	%(5)	N/A		0.97	%(5)	N/A		N/A
Ratio of Net Investment Income	2.51	%(5)	2.76	%(5)	3.11	%(5)	2.52	%(5)	1.86	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	31%		28%		23%		21%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$4,677	$2,749	$—	$7,426
Industrial	209	209	—	418
Industrial/Office Mixed	187	99	—	286
Lodging/Resorts	—	146	—	146
Office	2,095	1,302	—	3,397
Residential	231	1,563	7	1,801
Retail	3,196	162	—	3,358
Total Common Stocks	10,595	6,230	7	16,832
Short-Term Investment
Investment Company	163	—	—	163
Total Assets	$10,758	$6,230	$7	$16,995

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$5
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	2
Realized gains (losses)	—
Ending Balance	$7
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$2

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Common Stock	$7	Market Transaction Method	Transaction Valuation	$0.001	Increase
			Discount for Lack of Marketability	50.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.97% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $158,000 of advisory fees were waived and approximately $126,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State

Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $6,148,000 and $15,418,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$36	$3,820	$3,693	$5
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 30, 2019 (000)
Liquidity Funds	$—	$—	$163

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From: Ordinary Income (000)	2018 Distributions Paid From: Ordinary Income (000)
$192	$1,223

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,039	—

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,108,000 and $221,640,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 18.4%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $52,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $49,000 and has derived net income from sources within foreign countries amounting to approximately $743,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

28

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIREANN
2922357 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset
Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	31
Consolidated Statement of Operations	33
Consolidated Statements of Changes in Net Assets	34
Consolidated Financial Highlights	36
Notes to Consolidated Financial Statements	41
Report of Independent Registered Public Accounting Firm	52
Federal Tax Notice	53
Privacy Notice	54
Director and Officer Information	56

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Multi-Asset Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$1,005.10	$1,019.86	$5.36	$5.40	1.06%
Multi-Asset Portfolio Class A	1,000.00	1,002.90	1,018.10	7.12	7.17	1.41
Multi-Asset Portfolio Class L	1,000.00	999.50	1,015.48	9.73	9.80	1.93
Multi-Asset Portfolio Class C	1,000.00	999.30	1,014.32	10.89	10.97	2.16
Multi-Asset Portfolio Class IS	1,000.00	1,005.40	1,020.01	5.21	5.24	1.03

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Multi-Asset Portfolio

The Fund seeks total return. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.05%, net of fees. The Fund's Class I shares underperformed the Fund's primary benchmark, the ICE BofA U.S. Dollar 1-Month LIBID Average Index (the "Index"), which returned 2.18%, and underperformed the secondary benchmark, the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 18.55%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms.

Factors Affecting Performance*i

•  Global equities returned +26.2% during 2019, in the best year since 2009 (measured by the MSCI All Country World Index net total returns in local currency). Over the course of the year, equities climbed steadily higher with the exception of intermittent sell-offs in May and August. Following a sharp fourth quarter 2019 sell-off, 2019 returns were initially propelled by a relief rally, as global central bank policy took a dovish turn, economic data appeared to be stabilizing amid muted inflation, and several issues that had been worrying markets (such as the U.S.-China trade dispute, Brexit, and slowing global growth) appeared to show signs of improvement. Then in early May, a trade agreement between the U.S. and China unraveled, and the U.S. announced an increase in existing tariffs on Chinese imports and threatened new tariffs on both Chinese and Mexican imports. Global equities sold off –5.8% during the month of May. In June, markets found relief in a trade deal with Mexico which averted those tariffs, in optimism that the U.S. and China would make progress at the G-20 Summit in Osaka, and — most importantly — from indications from the U.S. Federal Reserve (Fed) that it was considering rate cuts in 2019. The dovish shift of major central banks helped support markets in the third quarter; however, slowing economic data, new tariff announcements, and a brief inversion of the U.S. Treasury yield curve between 2- and 10-year maturities (known as the 2s-10s yield curve) contributed to recession fears and caused another sell-off in August. Markets resumed their upward trajectory in September through the remainder of the year, as global central banks appeared to engineer a soft landing and geopolitical risks (U.S.-China trade, Brexit) subsided.

•  Regionally, U.S. equities led in 2019, with the S&P 500 Index up 31.5%, boosted by a supportive Fed, relatively stronger growth compared with other regions, and muted inflation. Tech was the leader among sectors, driving one third of the total index returns, with the S&P 500 Information Technology Index up +49.5%. Eurozone equities were the second strongest performing region, up +28.2% (Euro Stoxx 50 Index in euros). European Monetary Union (EMU) equities were supported by stabilization in economic data, past currency weakness (the euro was down more than 10% in USD since January 2018), reduced uncertainty around Italy and Brexit, and European Central Bank (ECB) easing and dovish signaling. Emerging market (EM) equities lagged, rising +18.4% in USD and +18.0% in local currency (MSCI Emerging Markets Index), despite a fourth quarter rally of nearly 12% in USD, as economic data there disappointed expectations and the market feared U.S.-China trade tensions would disproportionately affect the region. Japanese equities returned 17.7% (TOPIX Index in yen), lagging other markets, as economic data there slowed, in part from falling trade flows and from domestic demand absorbing the impacts of the value added tax hike from 8% to 10% in the third quarter of 2019 and a typhoon in October.

•  The J.P. Morgan Global Government Bond Index rose +8.0% in local currencies and +6.6% in USD terms, as global yields fell. Investors priced in the dovish turn from global central banks in response to weakening data and concerns over the impact to global growth from higher tariffs and uncertainty. Over the course of the year, the Fed went from indicating (via the "dot plot") three hikes in 2019 and one in 2020 (as of November of 2018), to

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

i  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

actually cutting rates three times in July, September, and October of 2019. The U.S. 10-year Treasury yield fell –77 basis points (bps) to 1.92%, and the 2-year Treasury fell –92 bps to 1.57% with the 2s-10s yield curve inverting briefly in August. A number of other U.S. yield curves have inverted this year starting in March, triggering recession concerns. The ECB cut rates in September by –10 bps to –0.5% while re-starting quantitative easing (QE, buying €20 billion worth of bonds per month, starting November 1, 2019) and vowed to maintain QE and low rates until inflation picks up. German 10-year bund yields fell –43 bps to –0.19%. Periphery eurozone bond yields fell considerably in 2019, as Italy and the European Union (EU) agreed to a fiscal compromise and a coalition agreement between Italy's Five Star and center-left Democratic parties further allayed fears of an EU confrontation. Greek 10-year bond yields dropped –292 bps to 1.43%, Spanish 10-year bond yields fell –95 bps to 0.47%, and Italian yields declined –133 bps to 1.41%, considerably below U.S. Treasury yields. Corporate bond spreads tightened, with U.S. high yield spreads down –190 bps in 2019 to 3.36%.

•  The U.S. dollar was flat (+0.2%) in 2019. The British pound rose +3.9% in a volatile year: the pound initially rose 2.2% in the first quarter of 2019 when the U.K. avoided a no-deal Brexit on March 31, 2019, then sold off –5.6% in the second and third quarters after U.K. Prime Minister Theresa May announced she would step down and was replaced by Brexit hardliner Boris Johnson, rendering the path to Brexit increasingly risky. The pound then rose nearly 8% in the fourth quarter as Boris Johnson's electoral win helped clear a path towards Brexit and reduced uncertainty. The euro was slightly weaker, down –2.2% vs. the U.S. dollar. The Chinese renminbi fell –1.2% during the year, having recovered most of the –6% sell-off this summer when the currency broke through the 7.0 level (which at the time caused the U.S. to label China a currency manipulator). Oil-sensitive currencies were some of the strongest gainers vs. USD in 2019. The Russian ruble rose +11.6% and the Canadian dollar rose +5.0%, as the price of Brent rose +24.9%. The Argentine peso was the weakest currency, depreciating –37.2% vs. USD. Argentina's primary election results in

August dealt a major blow to hopes for a continuation of the market-friendly government. In anticipation of a Peronist government favoring a weak currency, Argentine assets sold off sharply.

•  Commodities rose +17.6% in 2019 (S&P GSCI Total Return Index in USD), driven by oil which was up nearly +25% (Brent, spot price) on production cuts by the Organization of the Petroleum Exporting Countries and its allies (OPEC+), U.S. sanctions against Iran and Venezuela, and expectations for better demand given firming growth. Gold rose +18.3% to the highest levels since 2013, as investors flocked to safe-haven assets and real interest rates declined.

•  Positions within equities detracted from performance. Contributors during the period included positions in our Value Recovery theme, such as long value stocks vs. momentum and quality stocks in the U.S. and Europe, and long in U.S. banks vs. U.S. equities. A long position in U.S. housing stocks and a short position in U.S. initial public offering (IPO) stocks, both relative to U.S. equities, and a short position in Australian banks relative to developed market banks and developed market equities also contributed to performance. These gains were offset by losses from long positions in North American midstream energy companies and U.S. health care stocks, both relative to U.S. equites, and a long position in Japanese real estate relative to Japanese equities. In addition, our short position in Canadian banks relative to global equities also detracted from performance.

•  Positions within fixed income contributed to performance. Contributors included long positions in Greek bonds relative to French, Italian, and Spanish bonds. A long position in U.S. 10-year TIPS (Treasury inflation-protected securities) and a long position in Australian bonds, directional as well as relative to U.S. Treasuries, also contributed to performance. Detractors during the period included a long position in Argentine 10-year bonds.

•  Positions within commodities (implemented via commodity futures) had a positive impact on performance, as a long position in gold contributed.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio
•  Currency positions (implemented via currency forwards and futures) negatively impacted performance. Long positions in the Argentine peso vs. a basket of emerging market currencies and in the Brazilian real vs. the U.S. dollar and a basket of Latin American currencies detracted. In addition, short positions in the Chinese renminbi, both relative to the U.S. dollar and G-10 currencies, and a short position in the U.S. dollar (DXY index) also detracted from performance. These losses were partially offset by gains from long positions in the British pound relative to the U.S. dollar and the euro.

Management Strategiesii

•  As of December 31, 2019, the Fund's net equity exposure was 2.8%, net fixed income exposure was –7.6% (–8.0% in U.S. 10-year Treasury duration-equivalent exposure), and net commodities exposure was 7.7%.iii

•  We enter 2020 with a small long to global equities and a short to bonds. We expect global growth to reaccelerate on easier monetary policy despite late-cycle vulnerabilities (e.g. U.S. corporate debt, U.S. profit margins, China debt). The GMA team estimates that global growth could rebound to trend of 2.7% by the fourth quarter of 2020, from 2.2% expected in the fourth quarter of 2019 (and vs. 2.5% current trend implied by the latest purchasing managers index, or PMI). Global PMIs appear to have bottomed in September-October 2019. A phase one trade agreement between the U.S. and China appears to be on track, reducing near-term risk and bringing the impact of the tariffs on global growth from –55 bps to –30 bps, in our estimation, although we continue to expect that the U.S. and China will be in a trade cold war for the next decade or more, with periods of tension and periods of détente. We expect a very mild acceleration in inflation, with U.S. inflation reaching the Fed's target in 6-12 months. In contrast, Europe and Japan remain far from inflation targets, and their ability to achieve these targets is in question. We believe monetary policy is at the end of the line, while fiscal policy will remain expansionary, particularly in the U.S. and China. Overall, this is likely a positive environment for equities generally and for cyclical and value stocks in particular. Risks to our view include slower than expected growth in China, the election of a progressive Democrat in the

U.S., or a resumption of the U.S.-China economic cold war.

•  Global equities are slightly cheap relative to bonds based on the equity risk premium (at 4.55% as of December 31, 2019 vs. 4.28% implied by our growth forecast), although in absolute terms they remain expensive. We expect global earnings to rebound to 8% in 2020, a –2% miss compared to analyst expectations; however, subdued inflation and rates are still supportive of valuations. Sentiment for global equities is neutral both in absolute terms and relative to bonds.

•  We hold a modest short to global bonds. U.S. 10-year Treasury yields, at 1.90%, are close to our target of 2.05%-2.30% under a trade truce. Real yields remain near record lows, and the global yield curve is close to flat. Bond sentiment is neutral. Market pricing implies a greater than 50% chance of a rate cut in 2020. In contrast, we expect the Fed to remain on hold as inflation in the U.S. rebounds to the 2% target. We hold a long in U.S. 10-year inflation swaps, as 10-year breakevens at 1.8% remain 50 bps below the core consumer price index (CPI) of 2.3%.

•  We hold a short position in U.S. equities relative to eurozone domestic stocks, which are trading 12% cheap relative to the historical relative median forward price-earnings (P/E) ratio. EMU fundamentals such as PMIs and earnings per share (EPS) have improved relative to the U.S.; however, EMU domestic stocks have not reflected this and have in fact de-rated. We expect U.S. growth to decelerate from 2.1% quarter-over-quarter (QoQ) seasonally adjusted annual rate (SAAR) in the third quarter of 2019 to 1.7% QoQ SAAR by mid-2020, while EMU growth rises gradually from 1.2% in the third quarter of 2019 to 1.4% by the fourth quarter of 2020. We are also long EMU banks vs. EMU equities, which are near the cheapest levels ever on relative forward P/E, trading at a 24%

ii  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

iii  The Fund seeks to achieve a consistent level of positive absolute returns while controlling downside portfolio risk. The Fund seeks to achieve this objective by taking long and short positions (often in the form of paired or hedged trades) in a range of equity and equity related securities of any market capitalization, bonds, currencies and commodities, which can result in negative net exposures. As the Fund's primary benchmark (the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index) represents cash, the Fund will maintain, from time to time, significant exposure to a risk-free asset class.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

discount. We expect that rebounding loan growth will help drive bank profitability higher.

•  We are long gold. We forecast 10-20% price appreciation over the next 12-24 months as the U.S. TIPS yield declines a further 20-30 bps and the U.S. dollar depreciates 5-10%. The U.S. dollar is approx. 0.6 standard deviations expensive on real effective exchange rate (REER) and sentiment is moderately overbought; real rate differentials suggest downside risk.

•  We are long value stocks in both the U.S. and Europe, vs. momentum, low volatility, and expensively-valued stocks, given rebounding growth and a steepening yield curve. Our models indicate that, in a trade truce scenario, the global economy could rebound to close to trend in 2020, U.S. yields could reach 2.05-2.30% and the 2s10s curve could steepen back to 30-40 bps. EMU value stocks are currently trading at a 60-65% discount to low volatility and expensively valued stocks on forward P/E vs. an average discount of roughly 37% since 1994. From this level of discount, historically value stocks have outperformed low volatility and expensively valued stocks by 15-18% over the next 12 months. In the U.S., value stocks are trading at a 56% discount to expensively-valued and momentum stocks, compared to a 46% discount historically. Historically, value stocks have outperformed expensively-valued and momentum stocks by nearly 20% from these levels of valuation. We are also long U.S. banks vs. U.S. equities, which are 11% cheap on forward P/E, while relative EPS should trend higher as a result of share buybacks.

•  In emerging markets, EM ex-China stocks look slightly cheap, trading at a 5% discount to their historical average valuation relative to developed markets ex-Japan. Relative sentiment is neutral. We do expect a mild recovery in both absolute gross domestic product (GDP) growth and in EM ex-China vs. developed market GDP growth differentials, from 1.0% to 1.4%, which should drive modest earnings outperformance.

•  Japanese equities appear cheap and unloved, with valuations at a 17% discount to developed market equities ex-Japan, near all-time lows, and foreign investors having unwound nearly all of the "Abenomics" inflows. However, Japanese stocks tend to be cyclical and to be driven by yen weakness, and it appears that the Bank of Japan has limited room or desire to cut interest rates and/or orchestrate another round of yen depreciation.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 22, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

Performance Compared to the ICE BofA U.S. Dollar 1-Month LIBID Average Index(1) the Customized MSIM Global Allocation Index(2) and the Lipper Alternative Global Macro Funds Index(3)

	Period Ended December 31, 2019 Total Returns(4)
		Averge Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	1.05%	–2.76%	—	1.06%
Fund — Class A Shares w/o sales charges(5)	0.62	–3.12	—	0.73
Fund — Class A Shares with maximum 5.25% sales charges(5)	–4.63	–4.17	—	0.01
Fund — Class L Shares w/o sales charges(5)	0.06	–3.58	—	0.23
Fund — Class C Shares w/o sales charges(6)	–0.07	—	—	–3.52
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–1.06	—	—	–3.52
Fund — Class IS Shares w/o sales charges(7)	1.08	—	—	–2.13
ICE BofA U.S. Dollar 1-Month LIBID Average Index	2.18	1.10	—	0.76
Customized MSIM Global Allocation Index	18.55	5.79	—	6.83
Lipper Alternative Global Macro Funds Index	12.59	3.66	—	4.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The ICE BofA(Intercontinental Exchange Bank of America) U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity. The index purchases a new instrument each day, priced at par, having exactly its stated maturity and with a coupon equal to that day's fixing rate. All issues are held to maturity. Therefore, each day the index is comprised of a basket of securities. The index is not marked to market. The returns of the index represent the accrued income generated by the equally weighted average of all the coupons in the basket for a given day. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Alternative Global Macro Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Global Macro Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Alternative Global Macro Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 22, 2012.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on May 29, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (32.8%)
Australia (0.0%)
AGL Energy Ltd.	58	$1
APA Group	106	1
Bendigo & Adelaide Bank Ltd.	3	—	@
Coles Group Ltd.	36	—	@
CSL Ltd.	9	2
Goodman Group REIT	33	—	@
Stockland REIT	70	—	@
Telstra Corp., Ltd.	369	1
Woolworths Group Ltd.	38	1
		6
Austria (0.2%)
Erste Group Bank AG (a)	718	27
Raiffeisen Bank International AG	358	9
		36
Belgium (0.7%)
Anheuser-Busch InBev SA N.V.	22	2
bpost SA	6,502	75
Cie d'Entreprises CFE	90	10
D'ieteren SA	227	16
Econocom Group SA	3,825	10
KBC Group N.V.	593	44
Proximus SADP	19	1
		158
Canada (0.2%)
Bank of Montreal	50	4
Bank of Nova Scotia (The)	149	8
Canadian Imperial Bank of Commerce	50	4
Fortis, Inc.	50	2
Hydro One Ltd.	50	1
National Bank of Canada	50	3
Rogers Communications, Inc., Class B	50	3
Royal Bank of Canada	199	16
Toronto-Dominion Bank (The)	199	11
		52
China (0.0%)
China Common Rich Renewable Energy Investments Ltd. (a)	178,000	1
Denmark (0.0%)
Carlsberg A/S Series B	5	1
Danske Bank A/S	89	1
Novo Nordisk A/S Series B	33	2
Orsted A/S	13	1
		5
Finland (0.0%)
Elisa Oyj	17	1
Fortum Oyj	35	1
		2
	Shares	Value (000)
France (8.0%)
Aeroports de Paris (ADP)	687	$136
Akka Technologies	238	17
ALD SA	1,132	18
Alten SA	591	75
Altran Technologies SA	4,754	75
BNP Paribas SA	2,676	159
Carrefour SA	19	—	@
Credit Agricole SA	2,747	40
Danone SA	18	1
Derichebourg SA	5,302	22
Eiffage SA	1,331	152
Electricite de France SA	61	1
Elior Group SA	3,822	56
Engie SA	131	2
Fnac Darty SA (a)	627	37
Iliad SA	3	—	@
Jacquet Metal Service SA	393	7
Kaufman & Broad SA	363	15
L'Oreal SA	7	2
Orange SA	177	3
Pernod Ricard SA	7	1
Peugeot SA	10,248	245
Sanofi	20	2
Societe Generale SA	1,829	64
Suez	37	1
Veolia Environnement SA	39	1
Vinci SA	5,921	657
Worldline SA (a)	1,689	120
		1,909
Germany (3.2%)
Amadeus Fire AG	69	11
Aumann AG	619	11
Bayer AG (Registered)	17	1
Bechtle AG	773	108
Befesa SA	365	15
Beiersdorf AG	3	—	@
Bilfinger SE	1,517	59
CANCOM SE	1,068	63
Commerzbank AG	2,433	15
Deutsche Telekom AG (Registered)	296	5
E.ON SE	158	2
Fraport AG Frankfurt Airport Services Worldwide	1,268	108
Fresenius Medical Care AG & Co., KGaA	4	—	@
Fresenius SE & Co., KGaA	12	1
Hamburger Hafen und Logistik AG	618	17
Henkel AG & Co., KGaA	4	—	@
Henkel AG & Co., KGaA (Preference)	7	1
Hornbach Holding AG & Co., KGaA	152	11
Indus Holding AG	254	11
Innogy SE	15	1
Jungheinrich AG (Preference)	860	21

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Germany (cont'd)
Merck KGaA	5	$1
RWE AG	38	1
Salzgitter AG	1,949	43
Sixt SE	481	48
Uniper SE	20	1
United Internet AG (Registered)	15	—	@
Wacker Neuson SE	834	16
Washtec AG	80	5
Zalando SE (a)	3,558	179
		755
Greece (0.3%)
Mytilineos Holdings SA	1,677	18
OPAP SA	3,611	47
		65
Hong Kong (0.1%)
Bank of East Asia Ltd. (The)	208	—	@
BOC Hong Kong Holdings Ltd.	746	3
CLP Holdings Ltd.	252	3
Hang Seng Bank Ltd.	99	2
HKT Trust & HKT Ltd.	503	1
Hong Kong & China Gas Co., Ltd.	1,762	3
		12
Ireland (0.1%)
AIB Group PLC	2,028	7
Bank of Ireland Group PLC	2,377	13
Kerry Group PLC, Class A	7	1
		21
Israel (0.0%)
Bank Hapoalim BM	217	2
Bank Leumi Le-Israel BM	311	2
Mizrahi Tefahot Bank Ltd.	22	1
		5
Italy (2.0%)
Atlantia SpA	7,696	180
CIR-Compagnie Industriali Riunite SpA	5,053	6
Enav SpA	6,010	36
Enel SpA	585	5
Fiera Milano SpA	1,906	12
FinecoBank Banca Fineco SpA	1,389	17
Geox SpA	6,985	9
Intesa Sanpaolo SpA	37,084	98
Mediobanca Banca di Credito Finanziario SpA	1,491	16
Societa Iniziative Autostradali e Servizi SpA	1,209	20
Telecom Italia SpA	617	—	@
Telecom Italia SpA (a)	1,411	1
Terna Rete Elettrica Nazionale SpA	127	1
UniCredit SpA	4,812	70
		471
	Shares	Value (000)
Japan (4.5%)
Astellas Pharma, Inc.	50	$1
Chiba Bank Ltd. (The)	99	1
Chubu Electric Power Co., Inc.	50	1
Chugoku Electric Power Co., Inc. (The)	50	1
Concordia Financial Group Ltd.	199	1
Japan Post Bank Co., Ltd.	50	—	@
Japan Tobacco, Inc.	50	1
Kansai Electric Power Co., Inc. (The)	50	1
KDDI Corp.	252	8
Kirin Holdings Co., Ltd.	50	1
Kyushu Electric Power Co., Inc.	50	—	@
Mebuki Financial Group, Inc.	249	1
Mitsubishi Estate Co., Ltd.	13,400	256
Mitsui Fudosan Co., Ltd.	12,000	293
Mizuho Financial Group, Inc.	6,764	10
Nippon Telegraph & Telephone Corp.	302	8
Nomura Real Estate Holdings, Inc.	2,300	55
NTT DOCOMO, Inc.	201	6
Osaka Gas Co., Ltd.	50	1
Resona Holdings, Inc.	448	2
Seven Bank Ltd.	149	—	@
Shizuoka Bank Ltd. (The)	50	—	@
Softbank Corp.	252	3
SoftBank Group Corp.	302	13
Sumitomo Mitsui Financial Group, Inc.	149	6
Sumitomo Mitsui Trust Holdings, Inc.	50	2
Sumitomo Realty & Development Co., Ltd.	6,500	227
Takeda Pharmaceutical Co., Ltd.	50	2
Tohoku Electric Power Co., Inc.	50	—	@
Tokyo Electric Power Co., Holdings, Inc. (a)	151	1
Tokyo Gas Co., Ltd.	50	1
Tokyo Tatemono Co., Ltd.	5,700	89
Tokyu Fudosan Holdings Corp.	11,800	81
		1,073
Netherlands (1.7%)
ABN Amro Bank N.V. CVA	1,014	18
Accell Group N.V.	272	8
Basic-Fit N.V. (a)	592	23
Heineken Holding N.V.	4	—	@
Heineken N.V.	8	1
ING Groep N.V.	9,330	112
InterXion Holding N.V. (a)	1,200	101
Koninklijke Ahold Delhaize N.V.	35	1
Koninklijke KPN N.V.	299	1
Koninklijke Philips N.V.	20	1
PostNL N.V.	17,280	39
Takeaway.com N.V. (a)	839	77
TomTom N.V. (a)	2,883	30
Unilever N.V.	43	2
		414

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
New Zealand (0.0%)
Spark New Zealand Ltd.	227	$1
Norway (0.0%)
DNB ASA	105	2
Mowi ASA	14	—	@
Telenor ASA	65	1
		3
Portugal (0.2%)
CTT-Correios de Portugal SA	3,573	13
EDP — Energias de Portugal SA	206	1
Navigator Co. SA (The)	7,311	29
Semapa-Sociedade de Investimento e Gestao	409	6
		49
Singapore (0.1%)
DBS Group Holdings Ltd.	298	6
Oversea-Chinese Banking Corp., Ltd.	448	3
Singapore Telecommunications Ltd.	755	2
United Overseas Bank Ltd.	149	3
		14
Spain (2.9%)
Aena SME SA	1,490	285
Banco Bilbao Vizcaya Argentaria SA	16,139	90
Banco de Sabadell SA	15,659	18
Banco Santander SA	40,808	171
Bankia SA	3,068	6
Bankinter SA	1,638	12
CaixaBank SA	8,814	28
Cia de Distribucion Integral Logista Holdings SA	1,374	31
Ence Energia y Celulosa SA	6,736	28
Endesa SA	29	1
Iberdrola SA	447	4
Naturgy Energy Group SA	28	1
NH Hotel Group SA	1,138	6
Red Electrica Corp., SA	39	1
Telefonica SA	415	3
		685
Sweden (0.0%)
Essity AB, Class B	24	1
Millicom International Cellular SA SDR	7	—	@
Nordea Bank Abp	383	3
Skandinaviska Enskilda Banken AB, Class A	196	2
Svenska Handelsbanken AB, Class A	181	2
Swedbank AB, Class A	99	1
Tele2 AB, Class B	55	1
Telia Co., AB	247	1
		11
Switzerland (0.1%)
Alcon, Inc. (a)	10	1
Lonza Group AG (Registered) (a)	3	1
Nestle SA (Registered)	87	9
Novartis AG (Registered)	40	4
	Shares	Value (000)
Roche Holding AG (Genusschein)	13	$4
Swisscom AG (Registered)	3	2
		21
United Kingdom (0.4%)
Associated British Foods PLC	12	—	@
AstraZeneca PLC	24	2
Barclays PLC	3,934	9
British American Tobacco PLC	65	3
BT Group PLC	748	2
Centrica PLC	565	1
Diageo PLC	69	3
GlaxoSmithKline PLC	91	2
HSBC Holdings PLC	2,586	20
Imperial Brands PLC	30	1
Lloyds Banking Group PLC	31,694	26
National Grid PLC	244	3
Reckitt Benckiser Group PLC	19	2
Royal Bank of Scotland Group PLC	857	3
Severn Trent PLC	24	1
Smith & Nephew PLC	18	—	@
SSE PLC	72	1
Standard Chartered PLC	365	4
Tesco PLC	309	1
Unilever PLC	32	2
United Utilities Group PLC	68	1
Vodafone Group PLC	2,373	5
		92
United States (8.1%)
Abbott Laboratories	50	4
AbbVie, Inc.	50	4
AES Corp.	50	1
Altria Group, Inc.	50	3
American Electric Power Co., Inc.	50	5
AT&T, Inc.	654	26
Bank of America Corp.	9,545	336
Boston Scientific Corp. (a)	50	2
Bristol-Myers Squibb Co.	50	3
CenterPoint Energy, Inc.	50	1
CenturyLink, Inc.	151	2
CIT Group, Inc.	104	5
Citigroup, Inc.	2,488	199
Citizens Financial Group, Inc.	484	20
Coca-Cola Co. (The)	151	8
Comerica, Inc.	146	11
CVS Health Corp.	50	4
Dominion Energy, Inc.	50	4
Duke Energy Corp.	50	5
East West Bancorp, Inc.	147	7
Edison International	50	4
Exelon Corp.	151	7
Fifth Third Bancorp	747	23
First Republic Bank	157	18

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
FirstEnergy Corp.	50	$2
Gilead Sciences, Inc.	50	3
Huntington Bancshares, Inc.	1,141	17
Johnson & Johnson	50	7
JPMorgan Chase & Co.	3,519	491
KeyCorp	1,050	21
Kroger Co. (The)	50	1
M&T Bank Corp.	120	20
Medtronic PLC	50	6
Merck & Co., Inc.	50	5
Mondelez International, Inc., Class A	50	3
NextEra Energy, Inc.	50	12
NiSource, Inc.	50	1
People's United Financial, Inc.	465	8
PepsiCo, Inc.	50	7
Pfizer, Inc.	201	8
Philip Morris International, Inc.	50	4
PNC Financial Services Group, Inc. (The)	479	76
PPL Corp.	50	2
Procter & Gamble Co. (The)	151	19
Public Service Enterprise Group, Inc.	50	3
Regions Financial Corp.	1,054	18
Signature Bank	58	8
Southern Co. (The)	151	10
Sprint Corp. (a)	151	1
SVB Financial Group (a)	56	14
T-Mobile US, Inc. (a)	50	4
Truist Financial Corp.	1,417	80
US Bancorp	1,574	93
Verizon Communications, Inc.	403	25
Vistra Energy Corp.	50	1
Walgreens Boots Alliance, Inc.	50	3
Walmart, Inc.	50	6
Wells Fargo & Co.	4,416	238
Xcel Energy, Inc.	50	3
Zions Bancorp NA	177	9
		1,931
Total Common Stocks (Cost $7,040)		7,792
	Face Amount (000)
Fixed Income Securities (8.3%)
Sovereign (8.3%)
Argentina (1.1%)
Argentine Republic Government International Bond,
5.88%, 1/11/28	$554	262
	Face Amount (000)		Value (000)
Greece (7.2%)
Hellenic Republic Government Bond,
3.75%, 1/30/28	EUR	1,288	$1,711
Total Sovereign (Cost $1,899)			1,973
Total Fixed Income Securities (Cost $1,899)			1,973
	Shares
Short-Term Investments (55.5%)
Investment Company (40.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $9,542)		9,542,178	9,542
	Face Amount (000)
U.S. Treasury Security (15.4%)
U.S. Treasury Bill,
1.50%, 2/27/20 (Cost $3,674) (b)(c)		$3,683	3,674
Total Short-Term Investments (Cost $13,216)			13,216
Total Investments (96.6%) (Cost $22,155) (d)(e)(f)			22,981
Other Assets in Excess of Liabilities (3.4%)			818
Net Assets (100.0%)			$23,799

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Rate shown is the yield to maturity at December 31, 2019.

(c)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(e)  The approximate fair value and percentage of net assets, $2,378,000 and 10.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $22,663,000. The aggregate gross unrealized appreciation is approximately $838,000 and the aggregate gross unrealized depreciation is approximately $352,000, resulting in net unrealized appreciation of approximately $486,000.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CNH	17		$2	3/19/20	$	(—	@)
Bank of America NA	ILS	24		$7	3/19/20		(—	@)
Bank of America NA	PLN	25		$7	3/19/20		(—	@)
Bank of America NA		$51	EUR	45	3/19/20		—	@
Barclays Bank PLC	COP	321,344		$95	3/19/20		(3)
Barclays Bank PLC	PEN	309		$91	3/19/20		(2)
Barclays Bank PLC	SGD	26		$19	3/19/20		(—	@)
BNP Paribas SA	AUD	17		$12	3/19/20		(—	@)
BNP Paribas SA	CAD	33		$25	3/19/20		(—	@)
BNP Paribas SA	DKK	70		$11	3/19/20		(—	@)
BNP Paribas SA	INR	966		$14	3/19/20		—	@
BNP Paribas SA	RUB	399		$6	3/19/20		(—	@)
BNP Paribas SA	TRY	35		$6	3/19/20		—	@
BNP Paribas SA	TWD	502		$17	3/19/20		(—	@)
BNP Paribas SA		$19	CHF	19	3/19/20		—	@
BNP Paribas SA		$48	EUR	43	3/19/20		—	@
BNP Paribas SA		$87	GBP	66	3/19/20		1
BNP Paribas SA		$16	INR	1,118	3/19/20		(—	@)
BNP Paribas SA		$7	RUB	420	3/19/20		(—	@)
BNP Paribas SA		$20	TWD	590	3/19/20		(—	@)
Citibank NA	CLP	69,196		$90	3/19/20		(2)
Citibank NA	HUF	214		$1	3/19/20		(—	@)
Citibank NA	KRW	20,044		$17	3/19/20		(—	@)
Citibank NA	THB	161		$5	3/19/20		(—	@)
Citibank NA		$1	CZK	31	3/19/20		—	@
Citibank NA		$326	EUR	291	3/19/20		1
Citibank NA		$18	KRW	20,640	3/19/20		—	@
Citibank NA		$6	THB	188	3/19/20		—	@
Commonwealth Bank of Australia		$7	NZD	11	3/19/20		—	@
Goldman Sachs International	BRL	83		$21	3/19/20		—	@
Goldman Sachs International	HKD	343		$44	3/19/20		(—	@)
Goldman Sachs International	IDR	96,537		$7	3/19/20		(—	@)
Goldman Sachs International	JPY	5,267		$48	3/19/20		(—	@)
Goldman Sachs International	JPY	6,909		$63	3/19/20		(—	@)
Goldman Sachs International		$932	BRL	3,835	3/19/20		18
Goldman Sachs International		$696	EUR	620	3/19/20		3
Goldman Sachs International		$53	EUR	47	3/19/20		1
Goldman Sachs International		$28	HKD	217	3/19/20		(—	@)
Goldman Sachs International		$8	IDR	113,562	3/19/20		—	@
JPMorgan Chase Bank NA		$214	EUR	191	3/19/20		1
State Street Bank and Trust Co.	CAD	44		$33	3/19/20		(1)
UBS AG	AUD	48		$33	3/19/20		(1)
UBS AG	CAD	19		$14	3/19/20		(—	@)
UBS AG	DKK	68		$10	3/19/20		(—	@)
UBS AG	EUR	9		$10	3/19/20		(—	@)
UBS AG	EUR	51		$58	3/19/20		(—	@)
UBS AG	GBP	14		$19	3/19/20		(—	@)
UBS AG	HKD	191		$25	3/19/20		(—	@)
UBS AG	HUF	1,698		$6	3/19/20		(—	@)
UBS AG	JPY	46,230		$425	3/19/20		(3)
UBS AG	NOK	35		$4	3/19/20		(—	@)
UBS AG	SEK	101		$11	3/19/20		—	@
UBS AG		$410	CHF	399	3/19/20		4
UBS AG		$1,439	EUR	1,282	3/19/20		6
UBS AG		$2,068	GBP	1,570	3/19/20		16

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$6	HUF	1,866	3/19/20	(—	@)
UBS AG		$16	JPY	1,785	3/19/20	—	@
UBS AG		$1,016	MXN	19,452	3/19/20	1
UBS AG		$10	ZAR	139	3/19/20	—	@
UBS AG	ZAR	145		$10	3/19/20	(—	@)
						$40

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
100 oz Gold Future (United States)	12	Feb-20		$1	$1,828	$54
MSCI Emerging Market E Mini (United States)	1	Mar-20		— @	56	2
NASDAQ 100 E Mini (United States)	2	Mar-20		— @	350	10
NIKKEI 225 Index (Japan)	1	Mar-20	JPY	1	108	1
Short:
Euro FX Currency (United States)	63	Mar-20		$(7,875)	(8,885)	(103)
Euro Stoxx 50 (Germany)	19	Mar-20	EUR	(— @)	(795)	4
German Euro BONO (Germany)	1	Mar-20		(100)	(178)	— @
German Euro BTP (Germany)	7	Mar-20		(700)	(1,118)	(2)
German Euro OAT (Germany)	2	Mar-20		(200)	(365)	5
S&P 500 E MINI Index (United States)	25	Mar-20		$(1)	(4,039)	(41)
TOPIX Index (Japan)	7	Mar-20	JPY	(70)	(1,109)	(2)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	14	Mar-20		$(1,400)	(1,970)	22
						$(50)

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at December 31, 2019:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co. LLC* CDX.EM.32	NR	Buy	1.00%	Quarterly	12/20/24	$261	$9	$14	$(5)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2019:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.85%	Semi-Annual/ Quarterly	9/16/29	$697	$9	$—	$9
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.85	Semi-Annual/ Quarterly	9/17/29	289	4	—	4
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.87	Semi-Annual/ Quarterly	9/17/29	680	7	—	7
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.87	Semi-Annual/ Quarterly	9/17/29	680	7	—	7
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.90	Semi-Annual/ Quarterly	9/17/29	1,183	9	—	9
							$36	$—	$36

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2019:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.33%	Quarterly	2/10/20	AUD	426	$16	$—	$16
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		466	18	—	18
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		59	2	—	2
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		59	2	—	2
BNP Paribas SA	MSCI AU Banks Index	Pay	3 Month AUD BBSW plus 0.35%	Quarterly	2/10/20		144	1	—	1
BNP Paribas SA	BNP IPO Index††	Pay	3 Month USD LIBOR plus 1.50%	Quarterly	10/15/20		$185	(8)	—	(8)
JPMorgan Chase Bank NA	JPM Custom U.S. IPO Index††	Pay	3 Month USD LIBOR plus 3.10%	Quarterly	9/28/20		177	1	—	1
JPMorgan Chase Bank NA	JPM EU Anti Value Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20	EUR	597	(20)	—	(20)
JPMorgan Chase Bank NA	JPM EU Anti Value Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		595	(19)	—	(19)
JPMorgan Chase Bank NA	JPM EU Anti Value Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		593	(22)	—	(22)
JPMorgan Chase Bank NA	JPM EU Low Volatility Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		294	(5)	—	(5)
JPMorgan Chase Bank NA	JPM EU Low Volatility Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		293	(5)	—	(5)
JPMorgan Chase Bank NA	JPM EU Low Volatility Index††	Pay	3 Month EUR EURIBOR plus 0.05%	Quarterly	7/27/20		292	(6)	—	(6)
JPMorgan Chase Bank NA	JPM EU Value Index††	Receive	3 Month EUR EURIBOR plus 0.14%	Quarterly	7/27/20		894	11	—	11
JPMorgan Chase Bank NA	JPM EU Value Index††	Receive	3 Month EUR EURIBOR plus 0.14%	Quarterly	7/27/20		886	7	—	7
JPMorgan Chase Bank NA	JPM EU Value Index††	Receive	3 Month EUR EURIBOR plus 0.14%	Quarterly	7/27/20		885	13	—	13
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/23/20		$669	(6)	—	(6)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		660	(9)	—	(9)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		663	(11)	—	(11)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		652	(11)	—	(11)
JPMorgan Chase Bank NA	JPM U.S. Momentum Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		615	(8)	—	(8)
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/23/20		1,396	40	—	40
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		1,363	39	—	39
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		1,358	44	—	44
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		1,350	39	—	39
JPMorgan Chase Bank NA	JPM U.S. Value Index††	Receive	3 Month USD LIBOR plus 0.05%	Quarterly	7/27/20		1,280	18	—	18

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/9/20	$713	$(22)	$—	$(22)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/11/20	708	(20)	—	(20)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/11/20	710	(23)	—	(23)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/11/20	699	(21)	—	(21)
JPMorgan Chase Bank NA	JPM U.S. Growth Index††	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/11/20	651	(15)	—	(15)
JPMorgan Chase Bank NA	S&P 500 Utility Sector Total Return Index	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/10/20	363	(11)	—	(11)
JPMorgan Chase Bank NA	S&P 500 Utility Sector Total Return Index	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/10/20	172	(5)	—	(5)
							$4	$—	$4

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with BNP IPO Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
BNP IPO Index
Cloudflare, Inc.	14,418	$246	24.65%
Datadog, Inc.	6,803	257	25.75
Peloton Interactive, Inc.	10,417	296	29.64
SmileDirectClub, Inc.	22,789	199	19.96
Total		$998	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom U.S. IPO Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM Custom U.S. IPO Index
Dynatrace, Inc.	112,359	$2,843	27.46%
Livongo Health, Inc.	108,712	2,724	26.32
Medallia, Inc.	80,664	2,509	24.24
Slack Technologies, Inc.	101,197	2,275	21.98
Total		$10,351	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM EU Anti Value Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM EU Anti Value Index
Adyen NV	277	$227	2.17%
Aeroports de Paris	1,110	219	2.10
Air Liquide SA	1,608	228	2.18
Akzo Nobel N.V.	2,213	225	2.16
Amundi SA	2,841	223	2.14
ASML Holding N.V.	799	237	2.27
Bureau Veritas SA	8,299	217	2.08
Carl Zeiss Meditec AG	1,773	226	2.17

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM EU Anti Value Index (cont'd)
Cellnex Telecom SA	5,036	$217	2.08%
Dassault Systemes SE	1,386	228	2.19
Davide Campari-Milano SpA	23,891	218	2.09
Delivery Hero SE	4,007	317	3.04
Deutsche Bank AG	30,275	235	2.25
Deutsche Boerse AG	1,421	224	2.14
Deutsche Wohnen SE	5,601	229	2.19
E.ON SE	21,246	227	2.18
Edenred	4,428	229	2.20
Elisa Oyj	4,054	224	2.15
Ferrari N.V.	1,294	215	2.06
Ferrovial SA	7,343	222	2.13
FinecoBank Banca Fineco SpA	17,311	208	1.99
Fuchs Petrolub SE	4,926	244	2.34
Galapagos N.V.	1,034	217	2.08
Getlink SE	12,867	224	2.15
Groupe Bruxelles Lambert SA	2,117	223	2.14
Hannover Rueck SE	1,170	226	2.17
Hermes International	296	221	2.12
ICADE	2,115	230	2.21
Kerry Group PLC	1,664	208	1.99
Kone Oyj	3,432	225	2.15
Koninklijke Vopak N.V.	4,055	220	2.11
L'Oreal SA	777	230	2.21
Moncler SpA	4,719	212	2.03
MTU Aero Engines AG	753	215	2.06
Neste Oyj	6,614	230	2.21
Puma SE	2,885	221	2.12
RWE AG	7,601	233	2.24
Sampo Oyj	5,314	232	2.22
Sartorius Stedim Biotech	1,344	223	2.14
Symrise AG	2,264	238	2.28
Teleperformance	922	225	2.16
Terna Rete Elettrica Nazionale SpA	34,793	233	2.23
Ubisoft Entertainment SA	3,343	231	2.22
Wendel SA	1,608	214	2.05
Wolters Kluwer N.V.	3,070	224	2.15
Zalando SE	4,655	236	2.26
Total		$10,430	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM EU Low Volatility Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM EU Low Volatility Index
Accor SA	5,512	$258	2.52%
Adyen N.V.	302	248	2.42
Aena SME SA	1,302	249	2.44
Ageas	3,952	234	2.28
Air Liquide SA	1,755	249	2.43
Allianz SE	994	244	2.38
Amadeus IT Group SA	2,951	241	2.36
Bollore SA	55,852	244	2.38
Cellnex Telecom SA	5,493	237	2.31
Covivio	2,125	241	2.36

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM EU Low Volatility Index (cont'd)
CRH PLC	6,182	$248	2.42%
Danone SA	2,905	241	2.35
Deutsche Boerse AG	1,550	244	2.38
Deutsche Telekom AG	14,185	232	2.27
Elisa Oyj	4,422	245	2.39
Endesa SA	8,809	235	2.30
Ferrovial SA	8,010	243	2.37
Galp Energia SGPS SA	14,694	246	2.40
Groupe Bruxelles Lambert SA	2,309	244	2.38
Hannover Rueck SE	1,276	247	2.41
Henkel AG & Co. KGaA	2,487	235	2.29
Hermes International	323	241	2.36
Knorr-Bremse AG	2,475	252	2.46
Kone Oyj	3,743	245	2.39
Legrand SA	2,939	240	2.34
L'Oreal SA	848	251	2.45
Merck KGaA	2,047	242	2.37
Munich Re	827	244	2.39
Naturgy Energy Group SA	9,326	235	2.29
Pernod Ricard SA	1,320	236	2.31
Red Electrica Corp. SA	12,205	246	2.40
Sampo Oyj	5,797	253	2.47
SAP SE	1,756	237	2.32
SCOR SE	5,672	238	2.33
Siemens Healthineers AG	4,863	234	2.28
Sodexo SA	2,044	243	2.37
Symrise AG	2,469	260	2.54
Teleperformance	1,006	246	2.40
Terna Rete Elettrica Nazionale SpA	37,952	254	2.48
TOTAL SA	4,517	250	2.44
Vinci SA	2,191	244	2.38
Wolters Kluwer N.V.	3,349	244	2.39
Total		$10,240	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM EU Value Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM EU Value Index
ACS, Actividades de Construccion y Servicious SA	7,247	$290	2.81%
Aegon N.V.	61,937	283	2.74
AerCap Holdings N.V.	4,580	282	2.73
ArcelorMittal SA	15,912	279	2.71
Arkema SA	2,643	281	2.72
Atlantia SpA	12,422	290	2.81
Atos SE	3,264	272	2.64
Banco Bilbao Vizcaya Argentaria SA	52,392	293	2.84
Banco Santander SA	69,975	293	2.84
Bayer AG	3,588	293	2.84
Bayerische Motoren Werke AG	1,877	116	1.12
BNP Paribas SA	4,924	292	2.83
Bouygues SA	6,659	283	2.74
Carrefour SA	16,929	284	2.75
Casino Guichard Perrachon SA	6,029	282	2.74
CNH Industrial N.V.	26,075	287	2.78

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM EU Value Index (cont'd)
Deutsche Lufthansa AG	14,754	$272	2.63%
Eiffage SA	2,513	288	2.79
Electricite de France SA	26,392	294	2.85
Enel SpA	36,814	292	2.83
Fresenius Medical Care AG & Co. KGaA	3,764	279	2.70
Fresenius SE & Co. KGaA	4,965	280	2.71
Koninklijke Ahold Delhaize N.V.	10,627	266	2.58
Leonardo SpA	23,527	276	2.67
METRO AG	17,679	285	2.76
Nokia Oyj	78,559	291	2.82
OMV AG	4,874	274	2.66
Peugeot SA	11,653	279	2.70
Publicis Groupe SA	6,269	284	2.75
Raiffeisen Bank International AG	11,571	291	2.82
Repsol SA	17,259	270	2.62
Societe Generale SA	8,507	296	2.88
Unibail-Rodamco-Westfield	1,762	278	2.70
Uniper SE	8,517	282	2.73
Voestalpine AG	10,278	287	2.78
Volkswagen AG	1,415	280	2.71
Volkswagen AG	1,419	276	2.67
Total		$10,320	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Momentum Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index
Advanced Micro Devices, Inc.	1,404	$64	0.62%
Agilysys, Inc.	2,132	54	0.53
Air Products & Chemicals, Inc.	241	57	0.56
Alamo Group, Inc.	482	61	0.59
Allegiant Travel Co.	328	57	0.56
American Woodmark Corp.	539	56	0.55
Anika Therapeutics, Inc.	975	51	0.50
ANSYS, Inc.	220	57	0.56
Aptiv PLC	596	57	0.55
Arcosa, Inc.	1,415	63	0.62
Arrowhead Pharmaceuticals, Inc.	849	54	0.53
Assurant, Inc.	427	56	0.55
Atmos Energy Corp.	521	58	0.57
Avery Dennison Corp.	428	56	0.55
Axon Enterprise, Inc.	764	56	0.55
Ball Corp.	841	54	0.53
Bank of America Corp.	1,681	59	0.58
Bank of Hawaii Corp.	617	59	0.58
Benchmark Electronics, Inc.	1,599	55	0.54
Boot Barn Holdings, Inc.	1,352	60	0.59
Brixmor Property Group, Inc.	2,557	55	0.54
Brown-Forman Corp.	875	59	0.58
Buckle, Inc. (The)	2,040	55	0.54
Cable One, Inc.	36	54	0.53
Cadence Design Systems, Inc.	845	59	0.58
Callaway Golf Co.	2,652	56	0.55
Cardiovascular Systems, Inc.	1,268	62	0.60
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index (cont'd)
Carpenter Technology Corp.	1,053	$52	0.51%
Casey's General Stores, Inc.	320	51	0.50
Catalent, Inc.	1,078	61	0.60
Cerner Corp.	786	58	0.57
Charter Communications, Inc.	119	58	0.57
Chemed Corp.	129	56	0.55
Chipotle Mexican Grill, Inc.	68	57	0.56
Churchill Downs, Inc.	429	59	0.58
Cincinnati Financial Corp.	531	56	0.55
Cintas Corp.	218	59	0.58
Cirrus Logic, Inc.	772	64	0.62
Cogent Communications Holdings, Inc.	897	59	0.58
Colfax Corp.	1,607	58	0.57
Community Healthcare Trust, Inc.	1,172	50	0.49
Comtech Telecommunications Corp.	1,548	55	0.54
CONMED Corp.	488	55	0.54
Copart, Inc.	630	57	0.56
Costco Wholesale Corp.	190	56	0.55
Cross Country Healthcare, Inc.	4,392	51	0.50
CSG Systems International, Inc.	975	50	0.50
Cutera, Inc.	1,500	54	0.53
Deckers Outdoor Corp.	338	57	0.56
Dentsply Sirona, Inc.	954	54	0.53
Diebold Nixdorf, Inc.	7,488	79	0.77
Digi International, Inc.	3,174	56	0.55
Dime Community Bancshares, Inc.	2,773	58	0.57
DMC Global, Inc.	1,174	53	0.52
Dril-Quip, Inc.	1,283	60	0.59
Easterly Government Properties, Inc.	2,405	57	0.56
EastGroup Properties, Inc.	412	55	0.54
Edwards Lifesciences Corp.	229	53	0.52
eHealth, Inc.	618	59	0.58
Entergy Corp.	470	56	0.55
Equifax, Inc.	403	57	0.55
Equinix, Inc.	99	58	0.57
Essential Properties Realty Trust, Inc.	2,132	53	0.52
Facebook, Inc.	279	57	0.56
Fair Isaac Corp.	154	58	0.57
Federal Signal Corp.	1,694	55	0.54
First American Financial Corp.	871	51	0.50
First BanCorp./Puerto Rico	5,375	57	0.56
First Industrial Realty Trust, Inc.	1,313	54	0.53
FMC Corp.	568	57	0.56
FTI Consulting, Inc.	499	55	0.54
Gentex Corp.	1,972	57	0.56
Global Payments, Inc.	314	57	0.56
Griffon Corp.	2,640	54	0.53
Hanger, Inc.	2,090	58	0.57
Hartford Financial Services Group, Inc.	919	56	0.55
Herman Miller, Inc.	1,180	49	0.48
Hibbett Sports, Inc.	2,047	57	0.56
Hilton Worldwide Holdings, Inc.	530	59	0.58
Hub Group, Inc.	1,116	57	0.56
Hubbell, Inc.	379	56	0.55
Incyte Corp.	592	52	0.51

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index (cont'd)
Independence Realty Trust, Inc.	3,767	$53	0.52%
Innospec, Inc.	556	58	0.56
Installed Building Products, Inc.	775	53	0.52
Itron, Inc.	683	57	0.56
Jabil, Inc.	1,421	59	0.58
John B Sanfilippo & Son, Inc.	568	52	0.51
JPMorgan Chase & Co.	418	58	0.57
Kansas City Southern	370	57	0.56
KBR, Inc.	1,876	57	0.56
Keysight Technologies, Inc.	552	57	0.56
Kimco Realty Corp.	2,626	54	0.53
Kinder Morgan, Inc.	2,827	60	0.59
Kinsale Capital Group, Inc.	571	58	0.57
Koppers Holdings, Inc.	1,493	57	0.56
Lam Research Corp.	210	61	0.60
LCI Industries	539	58	0.57
Legg Mason, Inc.	1,434	52	0.51
LHC Group, Inc.	419	58	0.57
Lithia Motors, Inc.	355	52	0.51
Live Nation Entertainment, Inc.	793	57	0.56
LivePerson, Inc.	1,448	54	0.53
Lumentum Holdings, Inc.	772	61	0.60
Magellan Health, Inc.	724	57	0.56
Manhattan Associates, Inc.	688	55	0.54
MarketAxess Holdings, Inc.	146	55	0.54
Marriott Vacations Worldwide Corp.	450	58	0.57
Masimo Corp.	358	57	0.55
MasTec, Inc.	885	57	0.56
Meritage Homes Corp.	830	51	0.50
Meta Financial Group, Inc.	1,572	57	0.56
Moody's Corp.	243	58	0.56
MSCI, Inc.	214	55	0.54
NeoGenomics, Inc.	2,134	62	0.61
Netflix, Inc.	184	59	0.58
NextEra Energy, Inc.	237	57	0.56
NIC, Inc.	2,465	55	0.54
NMI Holdings, Inc.	1,689	56	0.55
Nordson Corp.	335	55	0.54
OFG BanCorp.	2,642	62	0.61
ONEOK, Inc.	784	59	0.58
Opus Bank	2,218	57	0.56
Par Pacific Holdings, Inc.	2,290	53	0.52
Perdoceo Education Corp.	3,360	62	0.61
Perficient, Inc.	1,321	61	0.60
Phillips 66	494	55	0.54
Pilgrim's Pride Corp.	1,723	56	0.55
PNC Financial Services Group, Inc. (The)	366	58	0.57
Powell Industries, Inc.	1,109	54	0.53
Procter & Gamble Co. (The)	446	56	0.55
Prologis, Inc.	609	54	0.53
RadNet, Inc.	2,837	58	0.56
Reliance Steel & Aluminum Co.	469	56	0.55
RenaissanceRe Holdings Ltd.	296	58	0.57
Rent-A-Center, Inc.	2,138	62	0.60
Repligen Corp.	629	58	0.57

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Momentum Index (cont'd)
ResMed, Inc.	370	$57	0.56%
REX American Resources Corp.	637	52	0.51
RH	239	51	0.50
Royal Gold, Inc.	472	58	0.57
S&P Global, Inc.	205	56	0.55
Saia, Inc.	626	58	0.57
Sanderson Farms, Inc.	332	59	0.57
SBA Communications Corp.	236	57	0.56
Schweitzer-Mauduit International, Inc.	1,252	53	0.52
Scientific Games Corp.	2,084	56	0.55
Scotts Miracle-Gro Co. (The)	553	59	0.58
SEACOR Holdings, Inc.	1,338	58	0.57
Sempra Energy	377	57	0.56
Sherwin-Williams Co. (The)	97	57	0.56
Skechers U.S.A., Inc.	1,376	59	0.58
SolarEdge Technologies, Inc.	671	64	0.62
Southern Co. (The)	886	56	0.55
Spirit Realty Capital, Inc.	1,058	52	0.51
SPX Corp.	1,147	58	0.57
Steven Madden Ltd.	1,316	57	0.55
Synchrony Financial	1,484	53	0.52
Talos Energy, Inc.	2,318	70	0.68
Target Corp.	446	57	0.56
Teradyne, Inc.	888	61	0.59
Tetra Tech, Inc.	647	56	0.55
TopBuild Corp.	504	52	0.51
TransDigm Group, Inc.	98	55	0.54
Triumph Group, Inc.	1,976	50	0.49
TTEC Holdings, Inc.	1,300	51	0.51
Tyson Foods, Inc.	622	57	0.56
Ultra Clean Holdings, Inc.	2,512	59	0.58
United Community Banks, Inc.	1,797	55	0.54
Universal Display Corp.	292	60	0.59
Universal Forest Products, Inc.	1,140	54	0.53
Universal Health Realty Income Trust	457	54	0.53
US BanCorp.	933	55	0.54
Valero Energy Corp.	598	56	0.55
Walt Disney Co. (The)	377	55	0.54
WEC Energy Group, Inc.	622	57	0.56
Woodward, Inc.	465	55	0.54
World Fuel Services Corp.	1,288	56	0.55
WR Berkley Corp.	798	55	0.54
Zoetis, Inc.	463	61	0.60
Total		$10,195	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Value Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index
AAR Corp.	1,087	$49	0.47%
AdvanSix, Inc.	1,300	26	0.25
Allegheny Technologies, Inc.	2,346	48	0.46
Alliance Data Systems Corp.	520	58	0.56
AMC Networks, Inc.	1,422	56	0.53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index (cont'd)
Andersons, Inc. (The)	1,944	$49	0.47%
AngioDynamics, Inc.	2,280	36	0.35
ArcBest Corp.	1,134	31	0.30
Archer-Daniels-Midland Co.	1,248	58	0.55
Archrock, Inc.	6,337	64	0.61
Associated Banc-Corp.	2,514	55	0.53
AT&T, Inc.	1,410	55	0.52
Atlas Air Worldwide Holdings, Inc.	2,185	60	0.57
AutoNation, Inc.	1,064	52	0.49
Avis Budget Group, Inc.	1,808	58	0.55
Axos Financial, Inc.	1,870	57	0.54
AZZ, Inc.	936	43	0.41
B&G Foods, Inc.	3,204	57	0.55
Baker Hughes Co.	2,433	62	0.59
Bank OZK	1,775	54	0.52
Biogen, Inc.	180	53	0.51
Brighthouse Financial, Inc.	1,397	55	0.52
Brinker International, Inc.	1,262	53	0.50
Cadence BanCorp.	3,289	60	0.57
Carnival Corp.	1,219	62	0.59
Cedar Realty Trust, Inc.	2,060	6	0.06
CenterPoint Energy, Inc.	2,173	59	0.56
Central Garden & Pet Co.	2,058	60	0.57
Century Communities, Inc.	1,904	52	0.50
Charles River Laboratories International	372	57	0.54
Chemours Co. (The)	3,577	65	0.62
Cigna Corp.	275	56	0.54
Citigroup, Inc.	721	58	0.55
Citizens Financial Group, Inc.	1,397	57	0.54
CNO Financial Group, Inc.	3,075	56	0.53
Comerica, Inc.	763	55	0.52
Commercial Metals Co.	2,481	55	0.53
Computer Programs & Systems, Inc.	966	26	0.24
Conn's, Inc.	2,804	35	0.33
CONSOL Energy, Inc.	3,004	44	0.41
Cooper-Standard Holdings, Inc.	1,934	64	0.61
CoreCivic, Inc.	3,625	63	0.60
Customers BanCorp., Inc.	1,243	30	0.28
CVS Health Corp.	723	54	0.51
Dana, Inc.	3,187	58	0.55
Denbury Resources, Inc.	53,333	75	0.71
Diodes, Inc.	1,148	65	0.62
Discovery, Inc.	1,803	55	0.52
Diversified Healthcare Trust	7,135	60	0.57
Domtar Corp.	1,422	54	0.52
Donnelley Financial Solutions, Inc.	1,639	17	0.16
Duke Energy Corp.	603	55	0.52
DXC Technology Co.	1,484	56	0.53
Eastman Chemical Co.	712	56	0.54
Ebix, Inc.	1,611	54	0.51
Encore Capital Group, Inc.	1,483	52	0.50
Exelixis, Inc.	3,141	55	0.53
Exelon Corp.	1,201	55	0.52
Expedia Group, Inc.	510	55	0.52
Fifth Third BanCorp., Inc.	1,803	55	0.53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index (cont'd)
FNB Corp.	4,444	$56	0.54%
Foot Locker, Inc.	1,352	53	0.50
FormFactor, Inc.	2,364	61	0.58
Fresh Del Monte Produce, Inc.	1,318	46	0.44
Gap, Inc. (The)	3,305	58	0.56
Genesco, Inc.	1,459	70	0.66
Genworth Financial, Inc.	13,706	60	0.57
GEO Group, Inc. (The)	4,047	67	0.64
G-III Apparel Group Ltd.	1,888	63	0.60
GMS, Inc.	1,855	50	0.48
Goldman Sachs Group, Inc. (The)	248	57	0.54
Goodyear Tire & Rubber Co. (The)	3,390	53	0.50
Graham Holdings Co.	86	55	0.52
Greenbrier Cos, Inc. (The)	1,945	63	0.60
Greif, Inc.	1,249	55	0.53
Group 1 Automotive, Inc.	539	54	0.51
Gulfport Energy Corp.	21,720	66	0.63
Halliburton Co.	2,515	62	0.59
Hancock Whitney Corp.	1,316	58	0.55
Hawaiian Holdings, Inc.	1,829	54	0.51
Hersha Hospitality Trust	3,402	49	0.47
HNI Corp.	992	37	0.35
Host Hotels & Resorts, Inc.	3,040	56	0.54
Ingredion, Inc.	636	59	0.56
Integer Holdings Corp.	699	56	0.53
Intel Corp.	961	57	0.55
Interface, Inc.	1,886	31	0.30
International Business Machines Corp.	408	55	0.52
INTL. FCStone, Inc.	393	19	0.18
Invacare Corp.	4,092	37	0.35
iStar, Inc.	4,065	59	0.56
j2 Global, Inc.	555	52	0.49
Juniper Networks, Inc.	2,240	55	0.52
KAR Auction Services, Inc.	2,566	56	0.53
Kelly Services, Inc.	1,423	32	0.31
Kraton Corp.	1,533	39	0.37
Kroger Co. (The)	2,010	58	0.55
Lannett Co, Inc.	6,345	56	0.53
Lantheus Holdings, Inc.	2,626	54	0.51
Laredo Petroleum, Inc.	23,625	68	0.64
Lincoln National Corp.	949	56	0.53
LogMeIn, Inc.	731	63	0.60
Lydall, Inc.	1,159	24	0.23
M/I Homes, Inc.	1,193	47	0.45
Mack-Cali Realty Corp.	2,503	58	0.55
Macy's, Inc.	3,565	61	0.58
Marcus Corp. (The)	1,705	54	0.52
MarineMax, Inc.	1,421	24	0.23
Matrix Service Co.	1,512	35	0.33
MDU Resources Group, Inc.	1,838	55	0.52
Meridian Bioscience, Inc.	3,056	30	0.28
Merit Medical Systems, Inc.	1,893	59	0.56
MetLife, Inc.	1,101	56	0.53
Micron Technology,, Inc.	1,155	62	0.59
Minerals Technologies, Inc.	994	57	0.55

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index (cont'd)
Molina Healthcare, Inc.	407	$55	0.52%
Molson Coors Beverage Co.	1,070	58	0.55
Moog, Inc.	622	53	0.50
Movado Group, Inc.	2,829	62	0.59
Mylan N.V.	2,850	57	0.55
MYR Group, Inc.	532	17	0.16
National Fuel Gas Co.	1,199	56	0.53
Navient Corp.	3,884	53	0.51
NETGEAR, Inc.	2,209	54	0.52
Norwegian Cruise Line Holdings Ltd.	993	58	0.55
Nu Skin Enterprises, Inc.	1,429	59	0.56
Office Properties, Inc.ome Trust	1,425	46	0.44
Oracle Corp.	985	52	0.50
OraSure Technologies, Inc.	4,553	37	0.35
Oshkosh Corp.	601	57	0.54
Owens & Minor, Inc.	7,619	39	0.37
Owens Corning	815	53	0.50
PACCAR, Inc.	672	53	0.51
PacWest BanCorp.	1,449	55	0.53
Park Hotels & Resorts, Inc.	2,275	59	0.56
Patrick Industries, Inc.	1,054	55	0.53
Patterson Cos, Inc.	2,332	48	0.45
Penn National Gaming, Inc.	2,422	62	0.59
Penn Virginia Corp.	1,444	44	0.42
PennyMac Mortgage Investment Trust	2,369	53	0.50
Perrigo Co., PLC	1,040	54	0.51
Perspecta, Inc.	1,988	53	0.50
Photronics, Inc.	4,090	64	0.61
Pitney Bowes, Inc.	11,106	45	0.43
Plantronics, Inc.	2,282	62	0.59
Polaris, Inc.	571	58	0.55
PPL Corp.	1,570	56	0.54
Principal Financial Group, Inc.	1,020	56	0.53
ProPetro Holding Corp.	6,107	69	0.65
PVH Corp.	535	56	0.53
Quanta Services, Inc.	1,333	54	0.52
QuinStreet, Inc.	3,455	53	0.50
Regal Beloit Corp.	657	56	0.54
Resideo Technologies, Inc.	4,965	59	0.56
Ring Energy, Inc.	5,870	15	0.15
Royal Caribbean Cruises Ltd.	445	59	0.57
Sanmina Corp.	1,699	58	0.55
ScanSource, Inc.	1,062	39	0.37
Service Properties Trust	2,312	56	0.54
SMART Global Holdings, Inc.	1,597	61	0.58
Sonic Automotive, Inc.	1,727	54	0.51
Southwestern Energy Co.	27,483	67	0.63
Sterling BanCorp.	2,637	56	0.53
Summit Hotel Properties, Inc.	4,459	55	0.52
Sykes Enterprises, Inc.	1,104	41	0.39
Syneos Health, Inc.	994	59	0.56
SYNNEX Corp.	431	55	0.53
Tanger Factory Outlet Centers, Inc.	3,502	52	0.49
Terex Corp.	1,905	57	0.54
Texas Capital Bancshares, Inc.	943	54	0.51

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Value Index (cont'd)
Textron, Inc.	1,198	$53	0.51%
Timken Co. (The)	1,023	58	0.55
Tivity Health, Inc.	2,413	49	0.47
TiVo Corp.	6,569	56	0.53
Toll Brothers, Inc.	1,317	52	0.49
Tredegar Corp.	627	14	0.13
TRI Pointe Group, Inc.	3,475	54	0.52
Trinity Industries, Inc.	2,620	58	0.55
Trinseo SA	1,509	56	0.53
TrueBlue, Inc.	1,724	41	0.39
TTM Technologies, Inc.	3,978	60	0.57
Unisys Corp.	4,965	59	0.56
United Rentals, Inc.	352	59	0.56
United Therapeutics Corp.	597	53	0.50
Universal Insurance Holdings, Inc.	1,911	54	0.51
Unum Group	1,865	54	0.52
Vanda Pharmaceuticals, Inc.	3,148	52	0.49
Varex Imaging Corp.	1,201	36	0.34
ViacomCBS, Inc.	1,318	55	0.53
Virtus Investment Partners, Inc.	353	43	0.41
Wabash National Corp.	3,473	51	0.49
Waddell & Reed Financial, Inc.	3,325	56	0.53
Walker & Dunlop, Inc.	830	54	0.51
Warrior Met Coal, Inc.	2,628	56	0.53
Washington Prime Group, Inc.	15,004	55	0.52
WestRock Co.	1,347	58	0.55
Wyndham Destinations, Inc.	1,112	57	0.55
Xenia Hotels & Resorts, Inc.	2,582	56	0.53
Xerox Holdings Corp.	1,424	53	0.50
Xperi Corp.	2,317	43	0.41
Total		$10,510	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Growth Index as of December 31, 2019:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index
3D Systems Corp.	6,029	$53	0.51%
8x8, Inc.	2,794	51	0.49
AAON, Inc.	1,033	51	0.49
Actuant Corp.	2,104	55	0.53
Addus HomeCare Corp.	541	53	0.51
Advanced Micro Devices, Inc.	1,281	59	0.57
Air Products & Chemicals, Inc.	220	52	0.50
Alexandria Real Estate Equities, Inc.	315	51	0.49
Align Technology, Inc.	185	52	0.50
Allegion PLC	415	52	0.50
Amedisys, Inc.	307	51	0.49
American Tower Corp.	238	55	0.53
Amphenol Corp.	493	53	0.51
Aon PLC	249	52	0.50
Apache Corp.	2,732	70	0.66
AptarGroup, Inc.	453	52	0.51
Aptiv PLC	544	52	0.50
Autodesk, Inc.	287	53	0.51

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index (cont'd)
Axon Enterprise, Inc.	697	$51	0.49%
Badger Meter, Inc.	831	54	0.52
Balchem Corp.	501	51	0.49
Ball Corp.	767	50	0.48
Banc of California, Inc.	3,190	55	0.53
Bank of Hawaii Corp.	563	54	0.52
Brown & Brown, Inc.	1,331	53	0.51
Brown-Forman Corp.	798	54	0.52
Cable One, Inc.	33	49	0.47
Camden Property Trust	459	49	0.47
Capstead Mortgage Corp.	6,499	51	0.50
Cardiovascular Systems, Inc.	1,157	56	0.54
Care.com, Inc.	4,071	61	0.58
Cavco Industries, Inc.	249	49	0.47
Century Aluminum Co.	7,410	56	0.54
CEVA, Inc.	1,516	41	0.39
Chefs' Warehouse, Inc. (The)	1,408	54	0.52
Chemed Corp.	117	52	0.50
Chipotle Mexican Grill, Inc.	62	52	0.50
Churchill Downs, Inc.	391	54	0.52
Cintas Corp.	199	54	0.52
City Holding Co.	642	53	0.51
Cogent Communications Holdings, Inc.	819	54	0.52
Cognex Corp.	1,018	57	0.55
Columbia Banking System, Inc.	1,316	54	0.52
Commerce Bancshares, Inc.	792	54	0.52
Community Bank System, Inc.	753	53	0.52
Community Healthcare Trust, Inc.	1,069	46	0.44
Copart, Inc.	575	52	0.50
Core Laboratories N.V.	1,148	43	0.42
CoreSite Realty Corp.	449	50	0.49
Costco Wholesale Corp.	173	51	0.49
Crocs, Inc.	1,385	58	0.56
Crown Castle International Corp.	376	53	0.52
Cutera, Inc.	1,369	49	0.47
CVB Financial Corp.	2,402	52	0.50
CyrusOne, Inc.	793	52	0.50
Cytokinetics, Inc.	5,169	55	0.53
Dominion Energy, Inc.	625	52	0.50
Domino's Pizza, Inc.	177	52	0.50
Dorman Products, Inc.	684	52	0.50
Dril-Quip, Inc.	1,170	55	0.53
EastGroup Properties, Inc.	376	50	0.48
Ecolab, Inc.	274	53	0.51
Edwards Lifesciences Corp.	209	49	0.47
eHealth, Inc.	564	54	0.52
Equinix, Inc.	91	53	0.51
Equity Residential	600	49	0.47
Estee Lauder Cos, Inc. (The)	259	53	0.52
Etsy, Inc.	1,236	55	0.53
Expeditors International of Washington I	694	54	0.52
Exponent, Inc.	782	54	0.52
FactSet Research Systems, Inc.	192	52	0.50
FARO Technologies, Inc.	1,026	52	0.50
Fastenal Co.	1,439	53	0.51

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index (cont'd)
First Financial Bankshares, Inc.	1,472	$52	0.50%
First Republic Bank	457	54	0.52
FirstCash, Inc.	629	51	0.49
Five Below, Inc.	410	52	0.51
Fluor Corp.	3,116	59	0.57
Fox Factory Holding Corp.	782	54	0.52
Garmin Ltd.	531	52	0.50
Gartner, Inc.	320	49	0.48
Glacier BanCorp., Inc.	1,176	54	0.52
Graco, Inc.	1,049	55	0.53
Green Plains, Inc.	3,613	56	0.54
Harmonic, Inc.	6,337	49	0.48
HealthEquity, Inc.	774	57	0.55
Hershey Co. (The)	338	50	0.48
Hess Corp.	833	56	0.54
Home Depot, Inc. (The)	238	52	0.50
IDACorp., Inc.	485	52	0.50
IDEX Corp.	317	54	0.53
IDEXX Laboratories, Inc.	202	53	0.51
Illinois Tool Works, Inc.	294	53	0.51
Independent Bank Corp.	612	51	0.49
Installed Building Products, Inc.	707	49	0.47
InterDigital, Inc.	912	50	0.48
International Flavors & Fragrances, Inc.	358	46	0.45
Intuitive Surgical, Inc.	87	52	0.50
J&J Snack Foods Corp.	270	50	0.48
Jacobs Engineering Group, Inc.	593	53	0.51
Kansas City Southern	338	52	0.50
Keysight Technologies, Inc.	504	52	0.50
Kinsale Capital Group, Inc.	521	53	0.51
Lancaster Colony Corp.	321	51	0.50
LendingTree, Inc.	143	43	0.42
Linde PLC	249	53	0.51
Lindsay Corp.	560	54	0.52
LivePerson, Inc.	1,321	49	0.47
LiveRamp Holdings, Inc.	1,036	50	0.48
Louisiana-Pacific Corp.	1,736	52	0.50
Lowe's Cos, Inc.	439	53	0.51
Manhattan Associates, Inc.	627	50	0.48
MarketAxess Holdings, Inc.	133	50	0.49
Marsh & McLennan Cos., Inc.	473	53	0.51
Mastercard, Inc.	175	52	0.50
Materion Corp.	873	52	0.50
Mattel, Inc.	4,324	59	0.57
McCormick & Co, Inc.	295	50	0.48
Mercury Systems, Inc.	741	51	0.49
Momenta Pharmaceuticals, Inc.	3,012	59	0.56
Monolithic Power Systems, Inc.	313	56	0.54
Monro, Inc.	690	54	0.52
Moody's Corp.	221	53	0.51
MSA Safety, Inc.	405	51	0.49
MSCI, Inc.	195	50	0.49
National Instruments Corp.	1,233	52	0.50
National Oilwell Varco, Inc.	2,249	56	0.54
National Storage Affiliates Trust	1,474	50	0.48

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index (cont'd)
Nektar Therapeutics	2,556	$55	0.53%
NeoGenomics, Inc.	1,947	57	0.55
Netflix, Inc.	168	54	0.52
New York Times Co. (The)	1,594	51	0.49
NextEra Energy, Inc.	216	52	0.51
NIKE, Inc.	530	54	0.52
Nordson Corp.	306	50	0.48
Northfield BanCorp., Inc.	1,977	34	0.32
Northwest Natural Holding Co.	738	54	0.53
NVIDIA Corp.	243	57	0.55
Old Dominion Freight Line, Inc.	276	52	0.51
Ollie's Bargain Outlet Holdings, Inc.	853	56	0.54
ONEOK, Inc.	715	54	0.52
O'Reilly Automotive, Inc.	115	50	0.49
Pacira BioSciences, Inc.	1,119	51	0.49
Papa John's International, Inc.	850	54	0.52
PayPal Holdings, Inc.	485	52	0.51
PDF Solutions, Inc.	1,857	31	0.30
Pennant Group, Inc. (The)	2,030	67	0.64
Penumbra, Inc.	299	49	0.47
PNM Resources, Inc.	1,040	53	0.51
PRA Group, Inc.	1,415	51	0.50
ProAssurance Corp.	1,359	49	0.47
Proto Labs, Inc.	535	54	0.52
PS Business Parks, Inc.	289	48	0.46
Quaker Chemical Corp.	334	55	0.53
Repligen Corp.	574	53	0.51
REX American Resources Corp.	581	48	0.46
RLI Corp.	556	50	0.48
Rockwell Automation, Inc.	258	52	0.51
Rollins, Inc.	1,474	49	0.47
Ross Stores, Inc.	447	52	0.50
Royal Gold, Inc.	430	53	0.51
S&P Global, Inc.	187	51	0.49
SBA Communications Corp.	215	52	0.50
Seacoast Banking Corp. of Florida	1,706	52	0.50
ServiceNow, Inc.	186	52	0.51
Shake Shack, Inc.	864	51	0.50
Sherwin-Williams Co. (The)	89	52	0.50
Silicon Laboratories, Inc.	472	55	0.53
Southwest Airlines Co.	914	49	0.48
Tabula Rasa HealthCare, Inc.	1,219	59	0.57
Tactile Systems Technology, Inc.	809	55	0.53
TechTarget, Inc.	2,046	53	0.52
TJX Cos, Inc. (The)	852	52	0.50
Toro Co. (The)	649	52	0.50
TransDigm Group, Inc.	90	50	0.49
Transocean Ltd.	9,541	66	0.62
Trex Co, Inc.	592	53	0.51
UDR, Inc.	1,062	50	0.48
Under Armour, Inc.	2,703	58	0.56
United Fire Group, Inc.	1,168	51	0.49
Universal Display Corp.	266	55	0.53
Universal Electronics, Inc.	905	47	0.46
Universal Health Realty Income Trust	417	49	0.47

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Growth Index (cont'd)
US Physical Therapy, Inc.	442	$51	0.49%
VeriSign, Inc.	274	53	0.51
Verisk Analytics, Inc.	348	52	0.50
Viavi Solutions, Inc.	3,441	52	0.50
Vicor Corp.	1,208	56	0.54
Visa, Inc.	279	52	0.51
Watsco, Inc.	282	51	0.49
WD-40 Co.	262	51	0.49
WEC Energy Group, Inc.	567	52	0.51
Westamerica BanCorporation	775	53	0.51
Williams Cos, Inc. (The)	2,288	54	0.52
Wingstop, Inc.	633	55	0.53
World Wrestling Entertainment, Inc.	815	53	0.51
WW International, Inc.	1,176	45	0.43
Zoetis, Inc.	423	56	0.54
Total		$10,371	100.00%

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

NR    Not rated.

BBSW  Australia's Bank Bill Swap.

CPI  Consumer Price Index.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

OAT    Obligations Assimilables du Trésor (French Treasury Obligation).

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

COP  —  Colombian Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	57.5%
Other**	21.3
Banks	12.6
Sovereign	8.6
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $20,801,000 and net unrealized depreciation of approximately $50,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $40,000. Also does not include open swap agreements with net unrealized appreciation of approximately $35,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $12,613)	$13,439
Investment in Security of Affiliated Issuer, at Value (Cost $9,542)	9,542
Total Investments in Securities, at Value (Cost $22,155)	22,981
Foreign Currency, at Value (Cost $115)	117
Receivable for Variation Margin on Futures Contracts	540
Unrealized Appreciation on Swap Agreements	251
Due from Adviser	106
Interest Receivable	66
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	52
Tax Reclaim Receivable	30
Receivable from Affiliate	12
Receivable for Variation Margin on Swap Agreements	9
Dividends Receivable	3
Other Assets	35
Total Assets	24,202
Liabilities:
Unrealized Depreciation on Swap Agreements	247
Payable for Professional Fees	65
Payable for Custodian Fees	33
Payable for Transfer Agency Fees	—	@
Payable for Transfer Agency Fees — Class I	18
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	12
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Fund Shares Redeemed	3
Bank Overdraft	2
Payable for Administration Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—-	@
Other Liabilities	15
Total Liabilities	403
Net Assets	$23,799
Net Assets Consist of:
Paid-in-Capital	$109,534
Total Accumulated Loss	(85,735)
Net Assets	$23,799

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$19,805
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,172,020
Net Asset Value, Offering and Redemption Price Per Share	$9.12
CLASS A:
Net Assets	$2,210
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	244,386
Net Asset Value, Redemption Price Per Share	$9.04
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.50
Maximum Offering Price Per Share	$9.54
CLASS L:
Net Assets	$1,724
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	193,186
Net Asset Value, Offering and Redemption Price Per Share	$8.92
CLASS C:
Net Assets	$51
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,749
Net Asset Value, Offering and Redemption Price Per Share	$8.83
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	934
Net Asset Value, Offering and Redemption Price Per Share	$9.11

@  Amount is less than $500.
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Multi-Asset Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$297
Dividends from Securities of Unaffiliated Issuers (Net of $26 of Foreign Taxes Withheld)	261
Dividends from Security of Affiliated Issuer (Note G)	127
Total Investment Income	685
Expenses:
Advisory Fees (Note B)	236
Custodian Fees (Note F)	184
Professional Fees	132
Registration Fees	70
Pricing Fees	27
Sub Transfer Agency Fees — Class I	21
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	22
Shareholder Services Fees — Class A (Note D)	7
Distribution and Shareholder Services Fees — Class L (Note D)	14
Distribution and Shareholder Services Fees — Class C (Note D)	1
Shareholder Reporting Fees	19
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	7
Other Expenses	16
Total Expenses	772
Waiver of Advisory Fees (Note B)	(236)
Expenses Reimbursed by Adviser (Note B)	(180)
Reimbursement of Class Specific Expenses — Class I (Note B)	(18)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(11)
Net Expenses	321
Net Investment Income	364
Realized Gain (Loss):
Investments Sold	247
Foreign Currency Forward Exchange Contracts	(267)
Foreign Currency Translation	(30)
Futures Contracts	(551)
Swap Agreements	(452)
Net Realized Loss	(1,053)
Change in Unrealized Appreciation (Depreciation):
Investments	1,290
Foreign Currency Forward Exchange Contracts	(233)
Foreign Currency Translation	16
Futures Contracts	174
Swap Agreements	(201)
Net Change in Unrealized Appreciation (Depreciation)	1,046
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(7)
Net Increase in Net Assets Resulting from Operations	$357

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$364	$668
Net Realized Gain (Loss)	(1,053)	3,369
Net Change in Unrealized Appreciation (Depreciation)	1,046	(4,414)
Net Increase (Decrease) in Net Assets Resulting from Operations	357	(377)
Dividends and Distributions to Shareholders:
Class I	(688)	(1,067)
Class A	(69)	(84)
Class L	(48)	(46)
Class C	(1)	(2)
Class IS	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(806)	(1,199)
Capital Share Transactions:(1)
Class I:
Subscribed	126	2,079
Distributions Reinvested	687	1,067
Redeemed	(18,919)	(28,660)
Class A:
Subscribed	108	326
Distributions Reinvested	58	71
Redeemed	(1,288)	(694)
Class L:
Distributions Reinvested	48	46
Redeemed	(569)	(916)
Class C:
Subscribed	13	48
Distributions Reinvested	1	2
Redeemed	(90)	(44)
Class IS:
Distributions Reinvested	— @	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(19,825)	(26,675)
Total Decrease in Net Assets	(20,274)	(28,251)
Net Assets:
Beginning of Period	44,073	72,324
End of Period	$23,799	$44,073

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	14	214
Shares Issued on Distributions Reinvested	75	114
Shares Redeemed	(2,008)	(2,991)
Net Decrease in Class I Shares Outstanding	(1,919)	(2,663)
Class A:
Shares Subscribed	12	34
Shares Issued on Distributions Reinvested	6	8
Shares Redeemed	(140)	(73)
Net Decrease in Class A Shares Outstanding	(122)	(31)
Class L:
Shares Issued on Distributions Reinvested	5	5
Shares Redeemed	(62)	(99)
Net Decrease in Class L Shares Outstanding	(57)	(94)
Class C:
Shares Subscribed	2	5
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(10)	(5)
Net Increase (Decrease) in Class C Shares Outstanding	(8)	— @@
Class IS:
Shares Issued on Distributions Reinvested	— @@	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015(2)
Net Asset Value, Beginning of Period	$9.35		$9.65		$9.72		$10.17		$11.55
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.13		0.11		0.19		0.03		0.07
Net Realized and Unrealized Loss	(0.03)		(0.14)		(0.26)		(0.31)		(1.29)
Total from Investment Operations	0.10		(0.03)		(0.07)		(0.28)		(1.22)
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.27)		—		(0.17)		(0.16)
Net Asset Value, End of Period	$9.12		$9.35		$9.65		$9.72		$10.17
Total Return(4)	1.05%		(0.32)%		(0.72)%		(2.75)%		(10.60)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,805		$38,254		$65,156		$109,692		$280,423
Ratio of Expenses Before Expense Limitation	2.68%		1.78%		1.44%		1.25%		1.14%
Ratio of Expenses After Expense Limitation	1.06	%(5)	1.06	%(5)	1.03	%(5)	1.04	%(5)	1.05	%(5)
Ratio of Net Investment Income	1.39	%(5)	1.17	%(5)	1.91	%(5)	0.35	%(5)	0.60	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.04%		0.07%		0.06%		0.04%
Portfolio Turnover Rate	178%		187%		386%		353%		355%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015(2)
Net Asset Value, Beginning of Period	$9.27		$9.54		$9.68		$10.09		$11.50
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.11		0.15		0.14		(0.00	)(4)	0.03
Net Realized and Unrealized Loss	(0.05)		(0.19)		(0.28)		(0.31)		(1.28)
Total from Investment Operations	0.06		(0.04)		(0.14)		(0.31)		(1.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.23)		—		(0.10)		(0.16)
Net Asset Value, End of Period	$9.04		$9.27		$9.54		$9.68		$10.09
Total Return(5)	0.62%		(0.59)%		(1.24)%		(2.94)%		(11.00)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,210		$3,392		$3,791		$12,914		$29,123
Ratio of Expenses Before Expense Limitation	3.04%		2.21%		1.76%		1.59%		1.47%
Ratio of Expenses After Expense Limitation	1.41	%(6)	1.41	%(6)	1.38	%(6)	1.39	%(6)	1.37	%(6)
Ratio of Net Investment Income (Loss)	1.19	%(6)	1.64	%(6)	1.46	%(6)	(0.01	)%(6)	0.27	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.04%		0.07%		0.06%		0.04%
Portfolio Turnover Rate	178%		187%		386%		353%		355%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015(2)
Net Asset Value, Beginning of Period	$9.16		$9.44		$9.60		$9.94		$11.39
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.06		0.08		0.10		(0.04)		(0.02)
Net Realized and Unrealized Loss	(0.05)		(0.18)		(0.26)		(0.30)		(1.27)
Total from Investment Operations	0.01		(0.10)		(0.16)		(0.34)		(1.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.18)		—		—		(0.16)
Net Asset Value, End of Period	$8.92		$9.16		$9.44		$9.60		$9.94
Total Return(4)	0.06%		(1.04)%		(1.67)%		(3.42)%		(11.37)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,724		$2,291		$3,242		$6,357		$14,443
Ratio of Expenses Before Expense Limitation	3.49%		2.57%		2.24%		2.02%		1.92%
Ratio of Expenses After Expense Limitation	1.91	%(5)	1.88	%(5)	1.86	%(5)	1.85	%(5)	1.85	%(5)
Ratio of Net Investment Income (Loss)	0.63	%(5)	0.83	%(5)	1.09	%(5)	(0.43	)%(5)	(0.18	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.04%		0.07%		0.06%		0.04%
Portfolio Turnover Rate	178%		187%		386%		353%		355%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015(3)
Net Asset Value, Beginning of Period	$8.99		$9.28		$9.47		$9.93		$11.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(4)	0.03		0.13		0.07		(0.09)		(0.07)
Net Realized and Unrealized Loss	(0.05)		(0.25)		(0.26)		(0.28)		(0.93)
Total from Investment Operations	(0.02)		(0.12)		(0.19)		(0.37)		(1.00)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.17)		—		(0.09)		(0.16)
Net Asset Value, End of Period	$8.83		$8.99		$9.28		$9.47		$9.93
Total Return(5)	(0.07)%		(1.48)%		(1.90)%		(3.70)%		(9.07	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$51		$128		$126		$272		$420
Ratio of Expenses Before Expense Limitation	5.22%		4.57%		3.67%		2.88%		2.59	%(8)
Ratio of Expenses After Expense Limitation	2.16	%(6)	2.16	%(6)	2.13	%(6)	2.14	%(6)	2.17	%(6)(8)
Ratio of Net Investment Income (Loss)	0.37	%(6)	1.39	%(6)	0.70	%(6)	(0.95	)%(6)	(1.07	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.04%		0.07%		0.06%		0.03	%(8)
Portfolio Turnover Rate	178%		187%		386%		353%		355%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class IS
	Year Ended December 31,								Period from May 29, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015(3)
Net Asset Value, Beginning of Period	$9.34		$9.65		$9.72		$10.17		$11.09
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.14		0.22		0.25		0.13		0.01
Net Realized and Unrealized Loss	(0.04)		(0.26)		(0.32)		(0.41)		(0.77)
Total from Investment Operations	0.10		(0.04)		(0.07)		(0.28)		(0.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.27)		—		(0.17)		(0.16)
Net Asset Value, End of Period	$9.11		$9.34		$9.65		$9.72		$10.17
Total Return(5)	1.08%		(0.28)%		(0.82)%		(2.65)%		(6.89	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$8		$9		$9		$9
Ratio of Expenses Before Expense Limitation	24.55%		24.87%		22.88%		22.77%		17.31	%(8)
Ratio of Expenses After Expense Limitation	1.03	%(6)	1.03	%(6)	1.01	%(6)	1.01	%(6)	1.04	%(6)(8)
Ratio of Net Investment Income	1.51	%(6)	2.31	%(6)	2.53	%(6)	1.36	%(6)	0.23	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.04%		0.06%		0.06%		0.03	%(8)
Portfolio Turnover Rate	178%		187%		386%		353%		355%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Multi- Asset Portfolio. The Fund seeks total return. The Fund's "Adviser", Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Multi-Asset Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of December 31, 2019, the Subsidiary represented approximately $5,926,000 or approximately 24.9% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's consolidated financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market;

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

(2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$158		$—		$—	$158
Auto Components	—		6		—	6
Automobiles	245		—		—	245
Banks	2,624		269		—	2,893
Beverages	22		2		—	24
Biotechnology	9		—		—	9
Commercial Banks	—		17		—	17
Commercial Services & Supplies	22		86		—	108
Construction & Engineering	819		—		—	819
Distributors	16		—		—	16
Diversified Telecommunication Services	68		19		—	87
Electric Utilities	65		12		—	77
Equity Real Estate Investment Trusts (REITs)	—	@	—		—	—	@
Food & Staples Retailing	13		—		—	13
Food Products	5		9		—	14
Gas Utilities	5		2		—	7
Health Care Equipment & Supplies	13		1		—	14
Health Care Providers & Services	4		1		—	5
Hotels, Restaurants & Leisure	132		—		—	132
Household Durables	45		—		—	45
Household Products	21		2		—	23
Independent Power & Renewable Electricity Producers	2		1		—	3
Industrial Conglomerates	18		11		—	29
Information Technology Services	381		171		—	552
Internet & Direct Marketing Retail	77		179		—	256
Investment Companies	—		1		—	1
Leisure Products	8		—		—	8
Life Sciences Tools & Services	—		1		—	1
Machinery	—		53		—	53
Metals & Mining	—		43		—	43
Multi-Utilities	18		4		—	22
Paper & Forest Products	63		—		—	63
Personal Products	6		—	@	—	6
Pharmaceuticals	29		15		—	44

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Professional Services	$17	$11	$—	$28
Real Estate Management & Development	—	1,001	—	1,001
Road & Rail	18	48	—	66
Specialty Retail	37	11	—	48
Textiles, Apparel & Luxury Goods	—	9	—	9
Tobacco	11	1	—	12
Trading Companies & Distributors	7	—	—	7
Transportation Infrastructure	421	361	—	782
Water Utilities	2	—	—	2
Wireless Telecommunication Services	13	31	—	44
Total Common Stocks	5,414	2,378	—	7,792
Fixed Income Securities	—	1,973	—	1,973
Short-Term Investments
Investment Company	9,542	—	—	9,542
U.S. Treasury Security	—	3,674	—	3,674
Total Short-Term Investments	9,542	3,674	—	13,216
Foreign Currency Forward Exchange Contracts	—	52	—	52
Futures Contracts	98	—	—	98
Interest Rate Swap Agreements	—	36	—	36
Total Return Swap Agreements	—	251	—	251
Total Assets	15,054	8,364	—	23,418
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(12)	—	(12)
Futures Contracts	(148)	—	—	(148)
Credit Default Swap Agreement	—	(5)	—	(5)
Total Return Swap Agreements	—	(247)	—	(247)
Total Liabilities	(148)	(264)	—	(412)
Total	$14,906	$8,100	$—	$23,006

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$8
Purchases	—
Sales	(159)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation	151
Realized (losses)	—
Ending Balance	$—
Net change in unrealized (depreciation) from investments still held as of December 31, 2019	$151

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$52
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	54	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	17	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	27	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	36	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	251
Total			$437
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(12)
Futures Contracts	Variation Margin on Futures Contract	Currency Risk	(103	)(a)
Futures Contract	Variation Margin on Futures Contracts	Equity Risk	(43	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(2	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	(5	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(247)
Total			$(412)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(267)
Commodity Risk	Futures Contracts	213
Currency Risk	Futures Contracts	456
Equity Risk	Futures Contracts	(1,134)
Interest Rate Risk	Futures Contracts	(86)
Credit Risk	Swap Agreements	27
Equity Risk	Swap Agreements	(454)
Interest Rate Risk	Swap Agreements	(25)
Total		$(1,270)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(233)
Commodity Risk	Futures Contracts	(19)
Currency Risk	Futures Contracts	(16)
Equity Risk	Futures Contracts	284
Interest Rate Risk	Futures Contracts	(75)
Equity Risk	Swap Agreements	(283)
Credit Risk	Swap Agreements	(5)
Interest Rate Risk	Swap Agreements	87
Total		$(260)

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$52	$(12)
Swap Agreements	251	(247)
Total	$303	$(259)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$	(— @)	$—	$0
BNP Paribas SA	40			(8)	—	32
Citibank NA	1			(1)	—	0
Commonwealth Bank of Australia	—	@		—	—	—	@
Goldman Sachs International	22			(— @)	—	22
JPMorgan Chase Bank NA	213			(212)	—	1
UBS AG	27			(4)	—	23
Total	$303			$(225)	$—	$78
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$	(— @)	$—	$0
Barclays Bank PLC	5			—	—	5
BNP Paribas SA	8			(8)	—	0
Citibank NA	2			(1)	—	1
Goldman Sachs International	—	@		(— @)	—	0
JPMorgan Chase Bank NA	239			(212)	—	27
State Street Bank and Trust Co.	1			—	—	1
UBS AG	4			(4)	—	0
Total	$259			$(225)	$—	$34

@ Value is less than $500.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$68,428,000
Futures Contracts:
Average monthly notional value	$38,253,000
Swap Agreements:
Average monthly notional amount	$9,193,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares, 2.20% for Class C shares and 1.07% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $236,000 of advisory fees were waived and approximately $204,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $30,495,000 and $33,953,000, respectively. For the year ended December 31, 2019, purchases and sales of long-term U.S. Government securities were approximately $2,675,000 and $11,377,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $11,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$10,467	$49,120	$50,045	$127
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$9,542

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Consolidated Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From: Ordinary Income (000)	2018 Distributions Paid From: Ordinary Income (000)
$806	$1,199

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Accumulated Loss (000)	Paid-in Capital (000)
$236	$(236)

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $85,178,000 and $1,180,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended

December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 82.6%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of December 31, 2019 and it did not have an impact on the Fund's consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi-Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Multi-Asset Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Multi-Asset Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 2.58% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $303,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMAANN
2918228 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global
Infrastructure Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,068.90	$1,020.32	$5.06	$4.94	0.97%
Global Infrastructure Portfolio Class A	1,000.00	1,067.30	1,019.11	6.30	6.16	1.21
Global Infrastructure Portfolio Class L	1,000.00	1,064.10	1,016.23	9.26	9.05	1.78
Global Infrastructure Portfolio Class C	1,000.00	1,062.80	1,014.77	10.76	10.51	2.07
Global Infrastructure Portfolio Class IS	1,000.00	1,063.60	1,020.52	4.84	4.74	0.93
Global Infrastructure Portfolio Class IR	1,000.00	1,068.50	1,020.52	4.85	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks to provide both capital appreciation and income.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 27.94%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 28.69%, but outperformed the S&P Global BMI Index, a proxy for global equities, which returned 26.76%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Infrastructure shares increased 28.69% in the year ending December 31, 2019, as measured by the Index. From a sector perspective, pipeline companies, communications, water and diversified outperformed the Index, while ports, electricity transmission & distribution, gas distribution utilities, gas midstream, toll roads, airports and European regulated utilities underperformed the Index. Outside of ports, which posted modest declines, all sectors posted double-digit positive absolute gains on the year.

•  Global listed infrastructure's favorable performance was driven by a confluence of factors in 2019: (1) a healthy fundamental outlook across most infrastructure sectors, supported by modest global economic growth, (2) declines in cost of capital concurrent with a return to record low interest rates in a number of developed economies, (3) demand for "defensive" equities largely agnostic to political risk in a world of heightened geopolitical uncertainty, and (4) the need for infrastructure network augmentation due to structural shifts in network architecture (most notably in the utilities and communications sectors — e.g., decentralization of the electricity grid through increasing renewable power load and 5G/internet-of-things buildout for communications infrastructure). Outside of these factors, we would also note a significant focus on capital discipline and balance sheet health benefited several companies in 2019, most notably in the energy infrastructure sectors. Overall, we view 2019 as a strong year for infrastructure securities and the infrastructure markets in general.

•  For the full-year 2019, the Fund underperformed the Index. From a bottom-up perspective, the Fund benefited from favorable stock selection in the electricity transmission & distribution, gas distribution utilities, European regulated utilities, pipeline companies, communications and diversified sectors, partially offset by adverse stock selection in the toll roads, airports and gas midstream sectors. From a top-down perspective, the Fund benefited from underweights to gas distribution utilities and ports, as well as an out-of-benchmark positon in renewables, which was more than offset by underweights to communications, pipeline companies and European regulated utilities, as well as an overweight to electricity transmission & distribution.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value (NAV) growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads sector, a market-neutral weighting to companies in the water and ports sectors, and an underweighting to companies in the communications, pipeline companies, gas midstream, electricity

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

transmission & distribution, European regulated utilities, diversified, airports and gas distribution utilities sectors. Finally, we continue to retain an out-of-benchmark position in renewables, as well as a weighting in certain other utilities that are not contained in the Index.

•  In terms of outlook, while we do expect a moderation in some fundamental trends going forward, specifically in transportation infrastructure where volume/traffic dynamics have generally been running above trend until recently, our outlook for infrastructure securities in 2020 is constructive on a fundamental basis. Furthermore, because there is considerable debate as to whether we are "mid-cycle" or "late-cycle" from an economic perspective, and questions remain about the timing and comprehensiveness of a "full" or "Phase Two" U.S.-China trade agreement, as well as the outcome of a 2020 U.S. presidential election, we believe infrastructure securities could continue to serve as a safe-haven for many investors looking for companies with resilient and predictable cash flow profiles. Valuation and regulatory changes are primary risk factors, but we view the former as a risk borne by all long-duration assets, including fixed income and non-infrastructure equities. Encouragingly, value remains at the company level, which is supportive of positive potential returns for the asset class going forward. In particular, we view selected areas of energy infrastructure and emerging markets infrastructure more broadly as areas of opportunity, as are companies currently involved in regulatory processes (with near-term uncertainty but long-term value). Finally, given the considerable amount of private capital raised for infrastructure and the dislocation between public and private valuations, we view public-to-private transactions as a considerable opportunity for listed infrastructure over the short to medium term.

*  Minimum Investment for Class I shares

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1), the S&P Global BMI Index(2) and the Lipper Global Infrastructure Funds Index(3)

	Period Ended December 31, 2019 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	27.94%	5.70%	—	10.76%
Fund — Class A Shares w/o sales charges(5)	27.62	5.45	—	10.48
Fund — Class A Shares with maximum 5.25% sales charges(5)	20.97	4.32	—	9.84
Fund — Class L Shares w/o sales charges(5)	26.87	4.83	—	9.87
Fund — Class C Shares w/o sales charges(7)	26.55	—	—	4.13
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	25.55	—	—	4.13
Fund — Class IS Shares w/o sales charges(6)	27.31	5.62	—	8.40
Fund — Class IR Shares w/o sales charges(8)	27.99	—	—	13.85
Dow Jones Brookfield Global Infrastructure IndexSM	28.69	5.75	—	10.36
S&P Global BMI Index	26.76	8.87	—	9.76
Lipper Global Infrastructure Funds Index	25.30	6.84	—	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represents developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Infrastructure Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Infrastructure Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Infrastructure Funds classification. The history of this Index began in October 2011. Therefore, there is no "Since Inception" return data available and the Index is not shown on the graph.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on September 20, 2010.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15. 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
Australia (4.7%)
APA Group (Units) (a)	319,035	$2,485
Atlas Arteria Ltd. (Units) (a)	431,945	2,373
Sydney Airport (Units) (a)	461,427	2,804
Transurban Group (Units) (a)	777,552	8,136
		15,798
Brazil (0.4%)
Energisa SA (Units) (a)	102,700	1,370
Canada (13.1%)
Enbridge, Inc.	411,395	16,357
Hydro One Ltd. (b)	319,976	6,180
Pembina Pipeline Corp. (b)	176,608	6,546
TC Energy Corp.	280,682	14,949
		44,032
China (4.8%)
China Everbright International Ltd.	3,340,000	2,679
China Gas Holdings Ltd. (c)	1,759,000	6,592
China Merchants Port Holdings Co., Ltd. (c)	704,000	1,191
China Tower Corp. Ltd. H Shares (c)	8,210,000	1,812
ENN Energy Holdings Ltd. (c)	337,700	3,690
		15,964
France (5.6%)
Aeroports de Paris	19,210	3,795
Getlink SE	186,140	3,238
Vinci SA	107,270	11,912
		18,945
Hong Kong (1.0%)
Hong Kong & China Gas Co., Ltd.	1,734,000	3,387
India (1.7%)
Azure Power Global Ltd. (d)	455,292	5,727
Italy (2.9%)
Atlantia SpA	154,342	3,602
Infrastrutture Wireless Italiane SpA	167,120	1,636
Snam SpA	304,410	1,600
Terna Rete Elettrica Nazionale SpA	443,060	2,963
		9,801
Japan (1.4%)
Tokyo Gas Co., Ltd.	192,700	4,682
Mexico (7.2%)
Promotora y Operadora de Infraestructura SAB de CV	2,360,774	24,163
New Zealand (0.5%)
Auckland International Airport Ltd.	289,131	1,703
Spain (5.1%)
Aena SME SA	14,430	2,760
Atlantica Yield PLC	352,102	9,292
Cellnex Telecom SA (d)	21,961	945
Ferrovial SA	135,022	4,085
		17,082
	Shares	Value (000)
Switzerland (0.7%)
Flughafen Zurich AG (Registered)	12,820	$2,340
United Kingdom (8.1%)
John Laing Group PLC	654,621	3,295
National Grid PLC	1,258,448	15,741
Pennon Group PLC	314,811	4,274
Severn Trent PLC	65,416	2,179
United Utilities Group PLC	153,748	1,922
		27,411
United States (41.0%)
American Electric Power Co., Inc.	16,770	1,585
American Tower Corp. REIT	109,400	25,142
American Water Works Co., Inc.	50,770	6,237
Aqua America, Inc.	99,809	4,685
Atmos Energy Corp.	74,566	8,341
CenterPoint Energy, Inc.	203,000	5,536
Cheniere Energy, Inc. (d)	91,143	5,566
Consolidated Edison, Inc.	58,840	5,323
Crown Castle International Corp. REIT	96,852	13,768
Edison International	99,257	7,485
Eversource Energy	108,221	9,206
Kinder Morgan, Inc.	395,340	8,369
NiSource, Inc.	218,318	6,078
ONEOK, Inc.	101,040	7,646
SBA Communications Corp. REIT	15,600	3,760
Sempra Energy	60,346	9,141
Targa Resources Corp. (b)	54,920	2,243
Williams Cos., Inc. (The)	329,103	7,806
		137,917
Total Common Stocks (Cost $249,969)		330,322
Short-Term Investment (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $9,217)	9,216,735	9,217
Total Investments (100.9%) (Cost $259,186) Including $14,680 of Securities Loaned (e)(f)		339,539
Liabilities in Excess of Other Assets (–0.9%)		(3,177)
Net Assets (100.0%)		$336,362

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  All or a portion of this security was on loan at December 31, 2019.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

(e)  The approximate fair value and percentage of net assets, $18,193,000 and 5.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $265,717,000. The aggregate gross unrealized appreciation is approximately $76,833,000 and the aggregate gross unrealized depreciation is approximately $3,012,000, resulting in net unrealized appreciation of approximately $73,821,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	34.0%
Electricity Transmission & Distribution	14.7
Communications	13.9
Toll Roads	12.2
Other**	11.4
Diversified	7.3
Water	6.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $249,969)	$330,322
Investment in Security of Affiliated Issuer, at Value (Cost $9,217)	9,217
Total Investments in Securities, at Value (Cost $259,186)	339,539
Foreign Currency, at Value (Cost $100)	101
Dividends Receivable	857
Tax Reclaim Receivable	35
Receivable for Fund Shares Sold	25
Receivable from Affiliate	8
Receivable from Securities Lending Income	2
Receivable for Investments Sold	1
Other Assets	62
Total Assets	340,630
Liabilities:
Payable for Investments Purchased	2,943
Payable for Advisory Fees	525
Payable for Fund Shares Redeemed	522
Payable for Shareholder Services Fees — Class A	50
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Professional Fees	45
Payable for Sub Transfer Agency Fees — Class I	14
Payable for Sub Transfer Agency Fees — Class A	30
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Directors' Fees and Expenses	44
Payable for Administration Fees	22
Payable for Custodian Fees	17
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	12
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	35
Total Liabilities	4,268
Net Assets	$336,362
Net Assets Consist of:
Paid-in-Capital	$258,646
Total Distributable Earnings	77,716
Net Assets	$336,362

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$89,371
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,816,377
Net Asset Value, Offering and Redemption Price Per Share	$15.37
CLASS A:
Net Assets	$240,350
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,680,782
Net Asset Value, Redemption Price Per Share	$15.33
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.85
Maximum Offering Price Per Share	$16.18
CLASS L:
Net Assets	$3,718
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	243,246
Net Asset Value, Offering and Redemption Price Per Share	$15.29
CLASS C:
Net Assets	$2,901
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	192,396
Net Asset Value, Offering and Redemption Price Per Share	$15.08
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	751
Net Asset Value, Offering and Redemption Price Per Share	$15.29
CLASS IR:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	732
Net Asset Value, Offering and Redemption Price Per Share	$15.36
(1) Including: Securities on Loan, at Value:	$14,680

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $587 of Foreign Taxes Withheld)	$11,127
Dividends from Security of Affiliated Issuer (Note G)	179
Income from Securities Loaned — Net	43
Total Investment Income	11,349
Expenses:
Advisory Fees (Note B)	2,853
Shareholder Services Fees — Class A (Note D)	582
Distribution and Shareholder Services Fees — Class L (Note D)	28
Distribution and Shareholder Services Fees — Class C (Note D)	27
Administration Fees (Note C)	268
Sub Transfer Agency Fees — Class I	100
Sub Transfer Agency Fees — Class A	161
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	2
Professional Fees	102
Registration Fees	90
Custodian Fees (Note F)	67
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	42
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Reporting Fees	53
Directors' Fees and Expenses	16
Pricing Fees	4
Other Expenses	23
Expenses Before Non Operating Expenses	4,435
Bank Overdraft Expense	6
Total Expenses	4,441
Waiver of Advisory Fees (Note B)	(322)
Reimbursement of Class Specific Expenses — Class I (Note B)	(80)
Reimbursement of Class Specific Expenses — Class A (Note B)	(157)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(15)
Net Expenses	3,859
Net Investment Income	7,490
Realized Gain (Loss):
Investments Sold	8,352
Foreign Currency Translation	(50)
Net Realized Gain	8,302
Change in Unrealized Appreciation (Depreciation):
Investments	65,179
Foreign Currency Translation	12
Net Change in Unrealized Appreciation (Depreciation)	65,191
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	73,493
Net Increase in Net Assets Resulting from Operations	$80,983

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,490	$7,315
Net Realized Gain	8,302	12,249
Net Change in Unrealized Appreciation (Depreciation)	65,191	(49,202)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,983	(29,638)
Dividends and Distributions to Shareholders:
Class I	(2,674)	(5,882)
Class A	(6,686)	(17,909)
Class L	(83)	(302)
Class C	(60)	(197)
Class IS	(— @)	(2,024)
Class IR	(— @)	(1)
Total Dividends and Distributions to Shareholders	(9,503)	(26,315)
Capital Share Transactions:(1)
Class I:
Subscribed	16,736	19,564
Distributions Reinvested	2,669	5,871
Redeemed	(11,724)	(42,709)
Class A:
Subscribed	4,129	5,187
Distributions Reinvested	6,562	17,545
Redeemed	(32,462)	(49,956)
Class L:
Exchanged	2	11
Distributions Reinvested	81	295
Redeemed	(985)	(1,420)
Class C:
Subscribed	146	692
Distributions Reinvested	60	197
Redeemed	(465)	(1,417)
Class IS:
Subscribed	3,143	19,545
Distributions Reinvested	— @	2,023
Redeemed	(32,096)	(3,149)
Class IR:
Subscribed	—	10 (a)
Distributions Reinvested	— @	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(44,204)	(27,711)
Total Increase (Decrease) in Net Assets	27,276	(83,664)
Net Assets:
Beginning of Period	309,086	392,750
End of Period	$336,362	$309,086

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,194	1,382
Shares Issued on Distributions Reinvested	177	453
Shares Redeemed	(826)	(3,068)
Net Increase (Decrease) in Class I Shares Outstanding	545	(1,233)
Class A:
Shares Subscribed	280	382
Shares Issued on Distributions Reinvested	435	1,357
Shares Redeemed	(2,261)	(3,604)
Net Decrease in Class A Shares Outstanding	(1,546)	(1,865)
Class L:
Shares Exchanged	— @@	1
Shares Issued on Distributions Reinvested	5	23
Shares Redeemed	(70)	(103)
Net Decrease in Class L Shares Outstanding	(65)	(79)
Class C:
Shares Subscribed	10	49
Shares Issued on Distributions Reinvested	4	15
Shares Redeemed	(34)	(103)
Net Decrease in Class C Shares Outstanding	(20)	(39)
Class IS:
Shares Subscribed	224	1,391
Shares Issued on Distributions Reinvested	— @@	157
Shares Redeemed	(2,198)	(223)
Net Increase (Decrease) in Class IS Shares Outstanding	(1,974)	1,325
Class IR:
Shares Subscribed	—	1 (a)
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IR Shares Outstanding	— @@	1 (a)

(a)  For the period June 15, 2018 through December 31, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$12.39		$14.64		$14.02		$12.59		$15.41
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.35		0.31		0.44		0.40		0.40
Net Realized and Unrealized Gain (Loss)	3.11		(1.45)		1.33		1.55		(2.54)
Total from Investment Operations	3.46		(1.14)		1.77		1.95		(2.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.37)		(0.42)		(0.37)		(0.35)
Net Realized Gain	(0.12)		(0.74)		(0.73)		(0.15)		(0.32)
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.48)		(1.11)		(1.15)		(0.52)		(0.68)
Net Asset Value, End of Period	$15.37		$12.39		$14.64		$14.02		$12.59
Total Return(3)	27.94%		(8.02)%		12.70%		15.55%		(13.90)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,371		$65,311		$95,219		$58,794		$47,878
Ratio of Expenses Before Expense Limitation	1.16%		1.16%		1.08%		1.04%		1.10%
Ratio of Expenses After Expense Limitation	0.97	%(4)	0.97	%(4)	0.91	%(4)(5)	0.85	%(4)	0.88	%(4)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.97	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	2.40	%(4)	2.21	%(4)	2.93	%(4)	2.85	%(4)	2.70	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	30%		43%		45%		48%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.87% for Class I shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class I shares. Prior to March 30, 2015, the maximum ratio was 1.15% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$12.36		$14.60		$13.99		$12.56		$15.38
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.28		0.39		0.36		0.39
Net Realized and Unrealized Gain (Loss)	3.10		(1.45)		1.33		1.55		(2.56)
Total from Investment Operations	3.41		(1.17)		1.72		1.91		(2.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.33)		(0.38)		(0.33)		(0.32)
Net Realized Gain	(0.12)		(0.74)		(0.73)		(0.15)		(0.32)
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.44)		(1.07)		(1.11)		(0.48)		(0.65)
Net Asset Value, End of Period	$15.33		$12.36		$14.60		$13.99		$12.56
Total Return(3)	27.62%		(8.22)%		12.37%		15.29%		(14.08)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$240,350		$212,919		$278,780		$275,481		$263,702
Ratio of Expenses Before Expense Limitation	1.37%		1.37%		1.38%		1.37%		1.35%
Ratio of Expenses After Expense Limitation	1.21	%(4)	1.21	%(4)	1.15	%(4)(5)	1.10	%(4)	1.12	%(4)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.21	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	2.16	%(4)	2.00	%(4)	2.63	%(4)	2.60	%(4)	2.67	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	30%		43%		45%		48%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.21% for Class A shares. Prior to July 1, 2017, the maximum ratio was 1.11% for Class A shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.11% for Class A shares. Prior to March 30, 2015, the maximum ratio was 1.50% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$12.33		$14.55		$13.94		$12.52		$15.34
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23		0.20		0.31		0.28		0.30
Net Realized and Unrealized Gain (Loss)	3.08		(1.44)		1.33		1.54		(2.55)
Total from Investment Operations	3.31		(1.24)		1.64		1.82		(2.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.24)		(0.30)		(0.25)		(0.24)
Net Realized Gain	(0.12)		(0.74)		(0.73)		(0.15)		(0.32)
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.35)		(0.98)		(1.03)		(0.40)		(0.57)
Net Asset Value, End of Period	$15.29		$12.33		$14.55		$13.94		$12.52
Total Return(3)	26.87%		(8.73)%		11.80%		14.57%		(14.64)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,718		$3,805		$5,634		$5,534		$5,529
Ratio of Expenses Before Expense Limitation	1.93%		1.87%		1.95%		1.95%		1.95%
Ratio of Expenses After Expense Limitation	1.78	%(4)	1.78	%(4)	1.72	%(4)(5)	1.67	%(4)	1.69	%(4)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.78	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.58	%(4)	1.41	%(4)	2.06	%(4)	2.03	%(4)	2.06	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	30%		43%		45%		48%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.78% for Class L shares. Prior to July 1, 2017, the maximum ratio was 1.68% for Class L shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.68% for Class L shares. Prior to March 30, 2015, the maximum ratio was 2.00% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Infrastructure Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$12.17		$14.36		$13.81		$12.47		$15.87
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.18		0.16		0.29		0.26		0.17
Net Realized and Unrealized Gain (Loss)	3.05		(1.42)		1.28		1.52		(2.97)
Total from Investment Operations	3.23		(1.26)		1.57		1.78		(2.80)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.19)		(0.29)		(0.29)		(0.27)
Net Realized Gain	(0.12)		(0.74)		(0.73)		(0.15)		(0.32)
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.32)		(0.93)		(1.02)		(0.44)		(0.60)
Net Asset Value, End of Period	$15.08		$12.17		$14.36		$13.81		$12.47
Total Return(4)	26.55%		(9.02)%		11.42%		14.35%		(17.62	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,901		$2,580		$3,601		$784		$516
Ratio of Expenses Before Expense Limitation	2.20%		2.20%		2.23%		2.69%		2.34	%(9)
Ratio of Expenses After Expense Limitation	2.07	%(5)	2.07	%(5)	2.02	%(5)(6)	1.96	%(5)	1.97	%(5)(9)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	2.07	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.30	%(5)	1.14	%(5)	1.96	%(5)	1.90	%(5)	1.81	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)(9)
Portfolio Turnover Rate	30%		43%		45%		48%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.07% for Class C shares. Prior to July 1, 2017, the maximum ratio was 1.97% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$12.38		$14.63		$14.02		$12.58		$15.41
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.38		0.32		0.45		0.43		0.53
Net Realized and Unrealized Gain (Loss)	3.01		(1.46)		1.32		1.53		(2.68)
Total from Investment Operations	3.39		(1.14)		1.77		1.96		(2.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.37)		(0.43)		(0.37)		(0.35)
Net Realized Gain	(0.12)		(0.74)		(0.73)		(0.15)		(0.32)
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.48)		(1.11)		(1.16)		(0.52)		(0.68)
Net Asset Value, End of Period	$15.29		$12.38		$14.63		$14.02		$12.58
Total Return(3)	27.31%		(7.92)%		12.65%		15.66%		(13.96)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$24,462		$9,516		$5,921		$2,167
Ratio of Expenses Before Expense Limitation	1.05%		1.05%		1.06%		1.08%		1.41%
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)	0.89	%(4)(5)	0.83	%(4)	0.84	%(4)(6)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.94	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	2.71	%(4)	2.26	%(4)	2.95	%(4)	3.02	%(4)	3.91	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	30%		43%		45%		48%		48%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2017, the maximum ratio was 0.84% for Class IS shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.84% for Class IS shares. Prior to March 30, 2015, the maximum ratio was 1.08% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Infrastructure Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$12.38		$14.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.35		0.20
Net Realized and Unrealized Gain (Loss)	3.11		(0.81)
Total from Investment Operations	3.46		(0.61)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.37)
Net Realized Gain	(0.12)		(0.74)
Total Distributions	(0.48)		(1.11)
Net Asset Value, End of Period	$15.36		$12.38
Total Return(3)	27.99%		(4.54	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$11		$9
Ratio of Expenses Before Expense Limitation	19.62%		18.47	%(7)
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)(7)
Ratios of Expenses After Expense Limitation Excluding Non-Operating Expenses	0.94	%(4)	N/A
Ratio of Net Investment Income	2.65	%(4)	2.67	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	30%		43%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks to provide both capital appreciation and income.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), (effective April 30, 2019, MSIM Company and MSIM

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Limited are no longer Sub-Advisers to the Fund), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$11,062	$2,340	$—	$13,402
Communications	45,427	1,636	—	47,063
Diversified	24,828	—	—	24,828
Electricity Transmission & Distribution	45,520	4,333	—	49,853
Oil & Gas Storage & Transportation	109,196	6,282	—	115,478
Ports	1,191	—	—	1,191
Renewables	15,019	—	—	15,019
Toll Roads	37,910	3,602	—	41,512
Water	21,976	—	—	21,976
Total Common Stocks	312,129	18,193	—	330,322
Short-Term Investment
Investment Company	9,217	—	—	9,217
Total Assets	$321,346	$18,193	$—	$339,539

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2019, the Fund did not have any outstanding repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$14,680	(a)	$—	$(14,680	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received non-cash collateral of approximately $15,289,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.97% for Class I shares, 1.21% for Class A shares, 1.78% for Class L shares, 2.07% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $322,000 of advisory fees were waived and approximately $245,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective April 30, 2019, MSIM Company and MSIM Limited are no longer Sub-Advisers to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $98,391,000 and $150,450,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$6,045	$84,157	$80,985	$179
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$9,217

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,000	$2,503	$7,366	$18,949

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$112	$(112)

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$655	$3,290

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 50.1%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 38.42% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $2,504,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $7,358,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $358,000 and has derived net income from sources within foreign countries amounting to approximately $8,075,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

29

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
2909093 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Inception Portfolio

(formerly Small Company Growth Portfolio)

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Inception Portfolio (the "Fund") (formerly Small Company Growth Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Inception Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Inception Portfolio Class I	$1,000.00	$989.50	$1,020.21	$4.96	$5.04	0.99%
Inception Portfolio Class A	1,000.00	987.70	1,018.55	6.61	6.72	1.32
Inception Portfolio Class L	1,000.00	985.70	1,015.88	9.26	9.40	1.85
Inception Portfolio Class C	1,000.00	983.50	1,014.62	10.50	10.66	2.10
Inception Portfolio Class IS	1,000.00	988.80	1,020.52	4.66	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Inception Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 37.11%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 28.48%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove U.S. equities sharply higher over 2019. The U.S.-China trade war dampened the U.S. manufacturing sector and weighed on business confidence. However, consumers' resilience helped the U.S. economy maintain slow but steady growth. Acknowledging the downside risks to the economy, the U.S. Federal Reserve stopped raising its benchmark interest rate in the first half of the year, then cut rates three times to try to prolong the economic cycle. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal.

•  Small-cap growth stocks, as measured by the Index, performed well in 2019. The information technology, industrials and health care sectors led the Index's performance over the annual period. Energy, which was the only sector with a negative return, communication services and consumer staples were the Index's largest underperformers in the year.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period primarily due to favorable stock selection. Sector allocations modestly contributed to performance.

•  The information technology (IT) sector contributed nearly all of the Fund's relative gains, due to both strong selection and a beneficial overweight in the sector. Many of the Fund's top contributors in the sector were software and IT services companies. Stock selection and underweight allocations in both the financials and consumer staples sectors also aided relative performance, although to a lesser extent.

•  The industrials and consumer discretionary sectors were the main detractors from performance. Industrials lagged due to adverse stock selection and an underweight allocation in the sector, while the underperformance in consumer discretionary was driven by unfavorable stock selection.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Inception Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	37.11%	8.59%	11.60%	10.98%
Fund — Class A Shares w/o sales charges(5)	36.71	8.26	11.28	10.08
Fund — Class A Shares with maximum 5.25% sales charges(5)	29.46	7.09	10.68	9.83
Fund — Class L Shares w/o sales charges(6)	35.91	7.68	—	11.01
Fund — Class C Shares w/o sales charges(8)	35.48	—	—	13.98
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	34.48	—	—	13.98
Fund — Class IS Shares w/o sales charges(7)	37.04	8.67	—	7.70
Russell 2000® Growth Index	28.48	9.34	13.01	8.18
Lipper Small-Cap Growth Funds Index	30.31	10.81	12.89	9.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Inception Portfolio

	Shares	Value (000)
Common Stocks (92.4%)
Biotechnology (1.9%)
Alnylam Pharmaceuticals, Inc. (a)	9,197	$1,059
Editas Medicine, Inc. (a)	30,515	904
Intellia Therapeutics, Inc. (a)	46,209	678
Moderna, Inc. (a)	29,665	580
		3,221
Diversified Consumer Services (1.4%)
Chegg, Inc. (a)	63,820	2,419
Diversified Holding Companies (0.2%)
Healthcare Merger Corp. (a)	39,241	406
Diversified Telecommunication Services (2.5%)
Anterix, Inc. (a)	100,502	4,343
Electronic Equipment, Instruments & Components (1.5%)
Cognex Corp.	44,154	2,474
Health Care Equipment & Supplies (6.5%)
Penumbra, Inc. (a)	26,648	4,377
Quotient Ltd. (a)(b)	511,437	4,864
Shockwave Medical, Inc. (a)	40,738	1,789
		11,030
Health Care Providers & Services (6.3%)
Covetrus, Inc. (a)	97,672	1,289
Guardant Health, Inc. (a)	60,669	4,741
HealthEquity, Inc. (a)	63,621	4,712
		10,742
Health Care Technology (7.7%)
Inspire Medical Systems, Inc. (a)	140,680	10,440
Phreesia, Inc. (a)	102,770	2,738
		13,178
Hotels, Restaurants & Leisure (1.4%)
Shake Shack, Inc., Class A (a)	40,934	2,438
Household Durables (0.1%)
Mohawk Group Holdings, Inc. (a)	42,552	251
Information Technology Services (8.9%)
Fastly, Inc., Class A (a)	121,633	2,441
LiveRamp Holdings, Inc. (a)	49,015	2,356
MongoDB, Inc. (a)	60,378	7,946
Wix.com Ltd. (Israel) (a)	20,489	2,508
		15,251
Insurance (1.6%)
Trupanion, Inc. (a)(b)	71,316	2,671
Interactive Media & Services (1.5%)
Zillow Group, Inc., Class C (a)	55,105	2,532
Internet & Direct Marketing Retail (7.8%)
Farfetch Ltd., Class A (a)	135,829	1,406
MakeMyTrip Ltd. (a)	101,767	2,330
Overstock.com, Inc. (a)	144,084	1,016
RealReal, Inc. (The) (a)(b)	90,696	1,709
Stitch Fix, Inc., Class A (a)(b)	164,647	4,225
Wayfair, Inc., Class A (a)(b)	29,133	2,633
		13,319
	Shares	Value (000)
Life Sciences Tools & Services (8.7%)
10X Genomics, Inc., Class A (a)	66,009	$5,033
Adaptive Biotechnologies Corp. (a)	25,908	775
NanoString Technologies, Inc. (a)	323,169	8,991
		14,799
Media (2.3%)
Cardlytics, Inc. (a)	62,853	3,951
Pharmaceuticals (0.6%)
Intersect ENT, Inc. (a)	42,191	1,051
Real Estate Management & Development (4.8%)
FirstService Corp. (Canada)	61,718	5,746
Redfin Corp. (a)(b)	114,426	2,419
		8,165
Software (23.8%)
Alteryx, Inc., Class A (a)	40,598	4,063
Appfolio, Inc., Class A (a)	22,457	2,469
Appian Corp. (a)	106,495	4,069
Avalara, Inc. (a)	107,879	7,902
Bill.Com Holdings, Inc. (a)	48,005	1,827
Coupa Software, Inc. (a)	39,661	5,800
Everbridge, Inc. (a)	30,443	2,377
Smartsheet, Inc., Class A (a)	181,785	8,166
Xero Ltd. (New Zealand) (a)	71,606	4,020
		40,693
Textiles, Apparel & Luxury Goods (1.8%)
Brunello Cucinelli SpA (Italy)	85,853	3,042
Trading Companies & Distributors (1.1%)
EVI Industries, Inc. (b)	68,072	1,841
Total Common Stocks (Cost $130,334)		157,817
Preferred Stocks (5.5%)
Health Care Technology (3.7%)
Grand Rounds, Inc. Series B (a)(c)(d) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	6,408
Software (1.8%)
Lookout, Inc. Series F (a)(c)(d) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	3,032
Total Preferred Stocks (Cost $16,838)		9,440
Short-Term Investments (7.8%)
Securities held as Collateral on Loaned Securities (5.9%)
Investment Company (5.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	8,812,703	8,813

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Inception Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.7%)
HSBC Securities USA, Inc., (1.55%, dated 12/31/19, due 01/02/20; proceeds $304; fully collateralized by a U.S. Government obligation; 2.88% due 08/15/28; valued at $310)	$304	$304
Merrill Lynch & Co., Inc., (1.55%, dated 12/31/19, due 01/02/20; proceeds $911; fully collateralized by a U.S. Government obligation; 1.63% due 11/30/26; valued at $930)	911	911
		1,215
Total Securities held as Collateral on Loaned Securities (Cost $10,028)		10,028
	Shares
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $3,231)	3,231,203	3,231
Total Short-Term Investments (Cost $13,259)		13,259
Total Investments Excluding Purchased Options (105.7%) (Cost $160,431)		180,516
Total Purchased Options Outstanding (0.0%) (Cost $664)		73
Total Investments (105.7%) (Cost $161,095) Including $10,012 of Securities Loaned (e)(f)		180,589
Liabilities in Excess of Other Assets (–5.7%)		(9,782)
Net Assets (100.0%)		$170,807

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2019.

(c)  At December 31, 2019, the Fund held fair valued securities valued at approximately $9,440,000, representing 5.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2019 amounts to approximately $9,440,000 and represents 5.5% of net assets.

(e)  The approximate fair value and percentage of net assets, $3,042,000 and 1.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $164,124,000. The aggregate gross unrealized appreciation is approximately $35,899,000 and the aggregate gross unrealized depreciation is approximately $19,434,000, resulting in net unrealized appreciation of approximately $16,465,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	42,271,883	42,272	$—	@	$216	$(216)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	47,224,306	47,224	31		244	(213)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	37,829,268	37,829	42		204	(162)
							$73		$664	$(591)

@    Value is less than $500.

CNH  Chinese Yuan Renminbi Offshore

USD    United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Inception Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Software	25.6%
Other**	24.7
Health Care Technology	11.5
Information Technology Services	8.9
Life Sciences Tools & Services	8.7
Internet & Direct Marketing Retail	7.8
Health Care Equipment & Supplies	6.5
Health Care Providers & Services	6.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Inception Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $149,051)	$168,545
Investment in Security of Affiliated Issuer, at Value (Cost $12,044)	12,044
Total Investments in Securities, at Value (Cost $161,095)	180,589
Foreign Currency, at Value (Cost $1)	1
Cash	970
Receivable for Investments Sold	15,749
Receivable for Fund Shares Sold	475
Receivable from Securities Lending Income	73
Dividends Receivable	9
Receivable from Affiliate	7
Other Assets	91
Total Assets	197,964
Liabilities:
Payable for Fund Shares Redeemed	15,508
Collateral on Securities Loaned, at Value	10,190
Payable for Investments Purchased	744
Payable for Advisory Fees	310
Due to Broker	260
Payable for Professional Fees	42
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	13
Payable for Shareholder Services Fees — Class A	10
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Payable for Custodian Fees	4
Other Liabilities	50
Total Liabilities	27,157
Net Assets	$170,807
Net Assets Consist of:
Paid-in-Capital	$153,727
Total Distributable Earnings	17,080
Net Assets	$170,807

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Inception Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$59,092
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,278,749
Net Asset Value, Offering and Redemption Price Per Share	$11.19
CLASS A:
Net Assets	$45,097
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,302,147
Net Asset Value, Redemption Price Per Share	$8.51
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.47
Maximum Offering Price Per Share	$8.98
CLASS L:
Net Assets	$1,218
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	159,138
Net Asset Value, Offering and Redemption Price Per Share	$7.65
CLASS C:
Net Assets	$688
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	83,459
Net Asset Value, Offering and Redemption Price Per Share	$8.24
CLASS IS:
Net Assets	$64,712
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,733,923
Net Asset Value, Offering and Redemption Price Per Share	$11.29
(1) Including: Securities on Loan, at Value:	$10,012

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Inception Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Income from Securities Loaned — Net	$1,963
Dividends from Security of Affiliated Issuer (Note G)	200
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	193
Total Investment Income	2,356
Expenses:
Advisory Fees (Note B)	2,036
Administration Fees (Note C)	177
Shareholder Services Fees — Class A (Note D)	114
Distribution and Shareholder Services Fees — Class L (Note D)	10
Distribution and Shareholder Services Fees — Class C (Note D)	5
Professional Fees	99
Sub Transfer Agency Fees — Class I	48
Sub Transfer Agency Fees — Class A	49
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	1
Registration Fees	92
Shareholder Reporting Fees	53
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	3
Custodian Fees (Note F)	17
Directors' Fees and Expenses	12
Pricing Fees	4
Other Expenses	49
Total Expenses	2,789
Waiver of Advisory Fees (Note B)	(476)
Rebate from Morgan Stanley Affiliate (Note G)	(18)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Net Expenses	2,289
Net Investment Income	67
Realized Gain (Loss):
Investments Sold	39,854
Foreign Currency Translation	(7)
Net Realized Gain	39,847
Change in Unrealized Appreciation (Depreciation):
Investments	33,285
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	33,285
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	73,132
Net Increase in Net Assets Resulting from Operations	$73,199

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Inception Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$67	$(1,227)
Net Realized Gain	39,847	49,960
Net Change in Unrealized Appreciation (Depreciation)	33,285	(38,830)
Net Increase in Net Assets Resulting from Operations	73,199	9,903
Dividends and Distributions to Shareholders:
Class I	(11,439)	(7,933)
Class A	(8,493)	(5,688)
Class L	(248)	(196)
Class C	(123)	(18)
Class IS	(10,309)	(14,165)
Total Dividends and Distributions to Shareholders	(30,612)	(28,000)
Capital Share Transactions:(1)
Class I:
Subscribed	32,246	32,971
Distributions Reinvested	11,410	7,923
Redeemed	(55,438)	(124,369)
Class A:
Subscribed	16,436	6,959
Distributions Reinvested	8,337	5,498
Redeemed	(17,154)	(13,251)
Class L:
Distributions Reinvested	248	195
Redeemed	(355)	(164)
Class C:
Subscribed	528	145
Distributions Reinvested	123	17
Redeemed	(6)	(37)
Class IS:
Subscribed	27,521	31,218
Distributions Reinvested	10,309	14,160
Redeemed	(113,142)	(48,990)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(78,937)	(87,725)
Redemption Fees	22	6
Total Decrease in Net Assets	(36,328)	(105,816)
Net Assets:
Beginning of Period	207,135	312,951
End of Period	$170,807	$207,135

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Inception Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,532	2,843
Shares Issued on Distributions Reinvested	1,045	780
Shares Redeemed	(4,613)	(10,329)
Net Decrease in Class I Shares Outstanding	(1,036)	(6,706)
Class A:
Shares Subscribed	1,626	695
Shares Issued on Distributions Reinvested	1,005	678
Shares Redeemed	(1,777)	(1,434)
Net Increase (Decrease) in Class A Shares Outstanding	854	(61)
Class L:
Shares Issued on Distributions Reinvested	33	26
Shares Redeemed	(37)	(18)
Net Increase (Decrease) in Class L Shares Outstanding	(4)	8
Class C:
Shares Subscribed	54	14
Shares Issued on Distributions Reinvested	15	2
Shares Redeemed	(1)	(4)
Net Increase in Class C Shares Outstanding	68	12
Class IS:
Shares Subscribed	2,199	2,514
Shares Issued on Distributions Reinvested	936	1,384
Shares Redeemed	(8,850)	(4,233)
Net Decrease in Class IS Shares Outstanding	(5,715)	(335)
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Inception Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.62		$10.90		$13.26		$13.75		$16.50
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.01		(0.05)		(0.11)		0.00	(3)	(0.05)
Net Realized and Unrealized Gain (Loss)	3.50		0.16		2.91		(0.05)		(1.51)
Total from Investment Operations	3.51		0.11		2.80		(0.05)		(1.56)
Distributions from and/or in Excess of:
Net Realized Gain	(1.94)		(1.39)		(5.16)		(0.44)		(1.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$11.19		$9.62		$10.90		$13.26		$13.75
Total Return(4)	37.11%		0.29%		21.87%		(0.35)%		(9.58)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$59,092		$60,777		$141,954		$305,945		$718,386
Ratio of Expenses Before Expense Limitation	1.21%		1.17%		1.20%		1.17%		1.11%
Ratio of Expenses After Expense Limitation	0.99	%(5)	0.98	%(5)	0.99	%(5)	1.02	%(5)(6)	1.05	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		0.98	%(5)	0.99	%(5)	N/A		N/A
Ratio of Net Investment Income (Loss)	0.09	%(5)	(0.41	)%(5)	(0.77	)%(5)	0.02	%(5)	(0.29	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	99%		79%		97%		51%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Inception Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$7.68		$8.99		$11.72		$12.25		$14.89
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.07)		(0.14)		(0.04)		(0.09)
Net Realized and Unrealized Gain (Loss)	2.79		0.15		2.57		(0.05)		(1.36)
Total from Investment Operations	2.77		0.08		2.43		(0.09)		(1.45)
Distributions from and/or in Excess of:
Net Realized Gain	(1.94)		(1.39)		(5.16)		(0.44)		(1.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$8.51		$7.68		$8.99		$11.72		$12.25
Total Return(4)	36.71%		0.02%		21.57%		(0.73)%		(9.88)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$45,097		$34,166		$40,531		$87,864		$136,621
Ratio of Expenses Before Expense Limitation	1.52%		1.44%		1.51%		1.45%		1.38%
Ratio of Expenses After Expense Limitation	1.29	%(5)	1.25	%(5)	1.34	%(5)	1.37	%(5)(6)	1.37	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		1.25	%(5)	1.34	%(5)	N/A		N/A
Ratio of Net Investment Loss	(0.23	)%(5)	(0.69	)%(5)	(1.12	)%(5)	(0.35	)%(5)	(0.61	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	99%		79%		97%		51%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2016, the maximum ratio was 1.40% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Inception Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$7.10		$8.46		$11.34		$11.92		$14.60
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.11)		(0.19)		(0.10)		(0.16)
Net Realized and Unrealized Gain (Loss)	2.56		0.14		2.47		(0.04)		(1.33)
Total from Investment Operations	2.49		0.03		2.28		(0.14)		(1.49)
Distributions from and/or in Excess of:
Net Realized Gain	(1.94)		(1.39)		(5.16)		(0.44)		(1.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$7.65		$7.10		$8.46		$11.34		$11.92
Total Return(4)	35.91%		(0.58)%		20.95%		(1.17)%		(10.36)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,218		$1,157		$1,310		$1,524		$1,874
Ratio of Expenses Before Expense Limitation	2.15%		2.07%		2.27%		2.21%		2.10%
Ratio of Expenses After Expense Limitation	1.84	%(5)	1.84	%(5)	1.84	%(5)	1.87	%(5)(6)	1.90	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		1.84	%(5)	1.84	%(5)	N/A		N/A
Ratio of Net Investment Loss	(0.78	)%(5)	(1.28	)%(5)	(1.61	)%(5)	(0.88	)%(5)	(1.33	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	99%		79%		97%		51%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2016, the maximum ratio was 1.90% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Inception Portfolio

	Class C
	Year Ended December 31,				Period from May 31, 2017(1) to
Selected Per Share Data and Ratios	2019		2018		December 31, 2017
Net Asset Value, Beginning of Period	$7.55		$8.93		$13.59
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.03)		(0.13)
Net Realized and Unrealized Gain	2.73		0.04		0.63
Total from Investment Operations	2.63		0.01		0.50
Distributions from and/or in Excess of:
Net Realized Gain	(1.94)		(1.39)		(5.16)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$8.24		$7.55		$8.93
Total Return(4)	35.48%		(0.78)%		4.36	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$688		$116		$30
Ratio of Expenses Before Expense Limitation	2.75%		4.73%		21.29	%(8)
Ratio of Expenses After Expense Limitation	2.09	%(5)	2.09	%(5)	2.10	%(5)(8)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		2.09	%(5)	2.10	%(5)(8)
Ratio of Net Investment Loss	(0.99	)%(5)	(1.50	)%(5)	(1.82	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	99%		79%		97%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Inception Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$9.69		$10.96		$13.29		$13.77		$16.51
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.01		(0.04)		(0.10)		0.01		(0.03)
Net Realized and Unrealized Gain (Loss)	3.53		0.16		2.93		(0.05)		(1.52)
Total from Investment Operations	3.54		0.12		2.83		(0.04)		(1.55)
Distributions from and/or in Excess of:
Net Realized Gain	(1.94)		(1.39)		(5.16)		(0.44)		(1.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$11.29		$9.69		$10.96		$13.29		$13.77
Total Return(4)	37.04%		0.38%		22.08%		(0.28)%		(9.52)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,712		$110,919		$129,126		$361,586		$660,134
Ratio of Expenses Before Expense Limitation	1.15%		1.11%		1.09%		1.03%		0.99%
Ratio of Expenses After Expense Limitation	0.92	%(5)	0.92	%(5)	0.92	%(5)	0.95	%(5)(6)	0.98	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		0.92	%(5)	0.92	%(5)	N/A		N/A
Ratio of Net Investment Income (Loss)	0.12	%(5)	(0.36	)%(5)	(0.71	)%(5)	0.08	%(5)	(0.21	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	99%		79%		97%		51%		42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares. Prior to July 1, 2016, the maximum ratio was 0.98% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Inception Portfolio (name changed on February 11, 2019, formerly Small Company Growth Portfolio). The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$3,221	$—	$—	$3,221
Diversified Consumer Services	2,419	—	—	2,419
Diversified Holding Companies	406	—	—	406
Diversified Telecommunication Services	4,343	—	—	4,343
Electronic Equipment, Instruments & Components	2,474	—	—	2,474
Health Care Equipment & Supplies	11,030	—	—	11,030
Health Care Providers & Services	10,742	—	—	10,742
Health Care Technology	13,178	—	—	13,178
Hotels, Restaurants & Leisure	2,438	—	—	2,438
Household Durables	251	—	—	251
Information Technology Services	15,251	—	—	15,251
Insurance	2,671	—	—	2,671
Interactive Media & Services	2,532	—	—	2,532
Internet & Direct Marketing Retail	13,319	—	—	13,319
Life Sciences Tools & Services	14,799	—	—	14,799
Media	3,951	—	—	3,951
Pharmaceuticals	1,051	—	—	1,051
Real Estate Management & Development	8,165	—	—	8,165
Software	40,693	—	—	40,693
Textiles, Apparel & Luxury Goods	—	3,042	—	3,042
Trading Companies & Distributors	1,841	—	—	1,841
Total Common Stocks	154,775	3,042	—	157,817
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks
Health Care Technology	$—	$—	$6,408	$6,408
Software	—	—	3,032	3,032
Total Preferred Stocks	—	—	9,440	9,440
Call Option Purchased	—	73	—	73
Short-Term Investments
Investment Company	12,044	—	—	12,044
Repurchase Agreements	—	1,215	—	1,215
Total Short-Term Investments	12,044	1,215	—	13,259
Total Assets	$166,819	$4,330	$9,440	$180,589

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$11,150
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(1,710)
Realized gains (losses)	—
Ending Balance	$9,440
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$(1,710)

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2019.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$9,440	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%–19.0%/17.5%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.1x–8.2x/5.2x	Increase
			Discount for Lack of Marketability	13.0%–18.0%/16.4%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	2.3x–7.9x/3.6x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$73	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(870	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$119	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$73	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(e) (000)		Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$	(— @)	$0
Royal Bank of Scotland	73		—		(73)	0
Total	$73		$—		$(73)	$0

@ Amount is less than $500.

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	148,469,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company

("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$10,012	(f)	$—	$(10,012	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

(g) The Fund received cash collateral of approximately $10,190,000, of which approximately $10,028,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2019, there was uninvested cash of approximately $162,000, which is not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$10,190	$—	$—	$—	$10,190
Total Borrowings	$10,190	$—	$—	$—	$10,190
Gross amount of recognized liabilities for securities lending transactions					$10,190

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Next $500 million	Over $2 billion
0.92%	0.85%	0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

ended December 31, 2019, approximately $476,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $205,766,000 and $318,728,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $18,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$26,481	$187,465	$201,902	$200
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$12,044

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,250	$26,362	$9,040	$18,960

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(8,021)	$8,021

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$642	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.0%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Inception Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Inception Portfolio (formerly Small Company Growth Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Inception Portfolio (formerly Small Company Growth Portfolio) (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 1.64% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $30,216,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $176,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

31

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

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Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
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© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
2920368 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,052.70	$1,020.67	$4.66	$4.58	0.90%
U.S. Real Estate Portfolio Class A	1,000.00	1,051.60	1,019.06	6.31	6.21	1.22
U.S. Real Estate Portfolio Class L	1,000.00	1,048.40	1,016.38	9.04	8.89	1.75
U.S. Real Estate Portfolio Class C	1,000.00	1,046.10	1,015.12	10.31	10.16	2.00
U.S. Real Estate Portfolio Class IS	1,000.00	1,052.40	1,021.02	4.29	4.23	0.83
U.S. Real Estate Portfolio Class IR	1,000.00	1,053.30	1,021.02	4.30	4.23	0.83

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.40%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE Nareit Equity REITs Index (the "Index"), which returned 26.00%, and underperformed the S&P 500® Index, which returned 31.49%.

Factors Affecting Performance

•  Overall returns in the REIT market have been strong for full year 2019, but there was a wide disparity in share price performance; sectors viewed as defensive generally outperformed as the lower-for-longer investment theme strengthened and segments of the equity market appeared to be pricing in an economic slowdown/recession scenario. Bond yields continued to decline, achieving all-time lows in late August 2019. Given this combination of thematic investing and all-time low bond yields, we have witnessed a continued willingness among investors to pay premium valuations for segments of the market that are viewed as having greater predictability in cash flows. We suspect that underlying private market property valuation has become a less relevant metric as generalist investors and passive funds have become the marginal buyer of real estate securities. Generalist investors appear to place a greater focus on secular themes and are untethered to private market valuations.

•  With share prices generally appearing untethered to private real estate values, there are sectors trading at relative valuations previously witnessed during the 2008-09 global financial crisis and some sectors trading in excess of 50% premiums to net asset values (NAVs). There has been a continued willingness to pay premium valuations for segments of the REIT market that are viewed as having greater predictability in cash flows (e.g., net lease and health care REITs) or benefiting from a secular investment theme (e.g., industrial and data centers). In addition, the concerns with regard to economic growth have generally placed downward pressure on segments that are viewed as more vulnerable — office, retail and hotels. Many of these stocks are trading at large discounts to NAVs, despite significant transactional evidence in the private markets in the office and hotel sectors. This has resulted in a further widening of the disparity in share price valuations among market segments. The Fund continues to be underweight to segments that have benefited from this theme due to premium share price valuations, and overweight to market segments which trade at very attractive discounted valuations.

•  There was significant disparity in returns among the REIT sectors in 2019 as investors rotated away from defensive and momentum sectors and into value sectors. In the fourth quarter of 2019, there was a reversal as the sectors that outperformed and showed favorable returns in the quarter had been the year-to-date laggards, and the sectors that underperformed and experienced share price declines has been the year-to-date winners.

•  Among the major sectors, the office sector outperformed, the apartment sector performed in line with, and retail sector underperformed the Index. The office sector outperformed as both the primary central business district (CBD) and secondary CBD/suburban REITs outperformed the Index. Notably, the NYC office stocks remained a significant laggard for the full year, with gains of only 15.3% despite posting the strongest performance in the fourth quarter of 2019. The apartment sector performed in line with the Index. The retail sector underperformed as malls declined nearly 10% for the full year, while shopping centers performed in line with the Index. Among the smaller sectors, the industrial and net lease sectors outperformed, while the health care, storage, data centers and hotel REITs underperformed the Index.

•  The top contributor to performance was the underweight to the health care sector. This sector had been a key beneficiary of the momentum trade, but it underperformed significantly in the fourth quarter of 2019 on a reversal of momentum and on company-specific issues/disappointments that revealed the sector may not be as defensive as perceived.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

•  The key detractors from performance were the overweight to and stock selection within the mall sector, stock selection in the primary CBD office sector, and underweights to net lease, industrial and data center sectors.

o  Malls — the Fund remained overweight to selected owners of Class A malls, as tenant sales in the "A mall" portfolios continue to experience growth despite retailer challenges, but the sector underperformed in the period as sentiment towards retail remained negative.

o  Primary CBD office — despite transactional evidence continuing to demonstrate strength in asset values, there continues to be significant negative investor sentiment to CBD office, specifically NYC office, which traded at a 25% discount to NAVs at the end of December 2019.

o  Net lease sector — the sector traded at one of the most significant premiums to NAV, but the companies experienced share price gains on investor preference for stocks viewed as more defensive, given that net lease companies generally feature more bond-like cash flows.

o  Industrial and data center assets — both sectors outperformed as they continued to benefit from a secular investment theme despite trading at significant premiums to NAVs at the end of December 2019.

Management Strategies

•  We believe listed real estate security returns should mirror private real estate performance. This strategy may result in periods of underperformance, particularly when the market is driven more by thematic/momentum investing and macro factors, as opposed to fundamentals and intrinsic value. The current prolonged period in which underlying private market valuation is not a relevant determinant of share prices has been surprising. The private market is more than six times larger than the public markets and has, up until this period, always served as a key determinant of share prices and our key metric. It is logical to us that persistent discounts cannot exist when there is so much capital on the sidelines needing to invest, and we believe we will be rewarded as these stocks provide favorable risk-adjusted return opportunities based on our analysis.

•  We would note the lack of focus on valuations/fundamentals has been, in our opinion, prolonged due to the following factors:

o  Institutional investors have demonstrated a significant preference for private real estate (as opposed to public real estate); as a result, generalist and passive investors have become the marginal buyers.

o  Generalist investors tend to focus less on valuations and more on traditional stock market metrics (such as earnings growth and dividend yields) and secular themes.

o  Growth of passive investing in the REIT space has contributed to exacerbating the dislocation due to a lack of focus on differentiating among stocks based on fundamentals, and instead adding to overvalued stocks that have grown in market capitalization and reducing exposure to undervalued stocks that have decreased in size.

•  Untethered to private real estate valuations, earnings multiples have expanded to record levels in sectors viewed as more defensive or benefiting from favorable secular themes. This has resulted in a willingness to ignore the distinction in multiples used to value assets in the private real estate sector and therefore indifference about the quality of the real estate cash flow when buying stocks based on fund from operations (FFO) multiples, as shown by net lease and health care REITs trading at higher multiples than NYC office REITs.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. Private market asset values for high quality assets have generally been flattish since 2016, and appear well supported by a record level of capital committed to invest in real estate. The overall REIT market ended the period trading at an approximate 11% premium to NAVs, although there is an enormous disparity in relative valuations among the REIT sectors, with various segments trading at meaningful discounts. Generally, we see share prices untethered to private real estate values. We see the most attractive value in the owners of

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

NYC office assets. We also see attractive value in select owners of high quality retail, CBD office and hotel assets. These companies provide exposure to high quality core assets at significant discounted valuations.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

Performance Compared to the FTSE Nareit Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Index(3)

	Period Ended December 31, 2019 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(11)
Fund — Class I Shares w/o sales charges(5)	18.40%	4.11%	10.07%	11.29%
Fund — Class A Shares w/o sales charges(6)	18.02	3.80	9.75	10.48
Fund — Class A Shares with maximum 5.25% sales charges(6)	11.78	2.69	9.16	10.23
Fund — Class L Shares w/o sales charges(7)	17.43	3.25	—	7.53
Fund — Class C Shares w/o sales charges(9)	17.07	—	—	3.52
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	16.07	—	—	3.52
Fund — Class IS Shares w/o sales charges(8)	18.48	4.19	—	7.87
Fund — Class IR Shares w/o sales charges(10)	18.48	—	—	7.42
FTSE Nareit Equity REITs Index	26.00	7.21	11.94	10.69
S&P 500® Index	31.49	11.70	13.56	9.99
Lipper Real Estate Funds Index	27.04	6.96	11.40	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE Nareit Equity REITs Index will not include "Timber REITs" The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  Commenced offering on June 15, 2018.

(11)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Apartments (16.6%)
American Campus Communities, Inc. REIT	32,250	$1,517
Apartment Investment & Management Co., Class A REIT	29,216	1,509
AvalonBay Communities, Inc. REIT	53,136	11,142
Camden Property Trust REIT	38,261	4,059
Equity Residential REIT	77,851	6,300
Essex Property Trust, Inc. REIT	8,014	2,411
Mid-America Apartment Communities, Inc. REIT	14,045	1,852
UDR, Inc. REIT	31,301	1,462
		30,252
Data Centers (2.7%)
Digital Realty Trust, Inc. REIT	34,370	4,116
QTS Realty Trust, Inc., Class A REIT	15,818	858
		4,974
Diversified (5.1%)
JBG SMITH Properties REIT	46,844	1,869
Mack-Cali Realty Corp. REIT	61,919	1,432
Vornado Realty Trust REIT	88,954	5,915
		9,216
Health Care (5.8%)
Healthcare Realty Trust, Inc. REIT	138,794	4,632
Healthcare Trust of America, Inc., Class A REIT	46,244	1,400
Healthpeak Properties, Inc. REIT	30,837	1,063
Senior Housing Properties Trust REIT	43,170	364
Ventas, Inc. REIT	10,969	633
Welltower, Inc. REIT	31,139	2,547
		10,639
Industrial (7.0%)
Duke Realty Corp. REIT	15,215	527
Exeter Industrial Value Fund, LP (a)(b)(c)	7,905,000	546
Lexington Realty Trust REIT	60,530	643
Liberty Property Trust REIT	24,155	1,451
ProLogis, Inc. REIT	107,439	9,577
		12,744
Lodging/Resorts (9.5%)
DiamondRock Hospitality Co. REIT	413,491	4,581
Host Hotels & Resorts, Inc. REIT	498,648	9,250
Sunstone Hotel Investors, Inc. REIT	250,628	3,489
		17,320
Office (26.1%)
Alexandria Real Estate Equities, Inc. REIT	14,277	2,307
Boston Properties, Inc. REIT	90,029	12,412
Cousins Properties, Inc. REIT	68,440	2,820
Highwoods Properties, Inc. REIT	14,080	689
Hudson Pacific Properties, Inc. REIT	132,064	4,972
Kilroy Realty Corp. REIT	19,097	1,602
Paramount Group, Inc. REIT	214,604	2,987
SL Green Realty Corp. REIT	214,584	19,716
		47,505
	Shares	Value (000)
Regional Malls (14.3%)
Macerich Co. (The) REIT	250,064	$6,732
Simon Property Group, Inc. REIT	129,425	19,279
		26,011
Self Storage (4.8%)
CubeSmart REIT	85,091	2,679
Extra Space Storage, Inc. REIT	16,340	1,726
Life Storage, Inc. REIT	8,049	871
Public Storage REIT	15,909	3,388
		8,664
Shopping Centers (3.4%)
Regency Centers Corp. REIT	61,646	3,889
Weingarten Realty Investors REIT	76,260	2,383
		6,272
Single Family Homes (2.6%)
American Homes 4 Rent, Class A REIT	77,656	2,035
Invitation Homes, Inc. REIT	89,523	2,683
		4,718
Specialty (1.2%)
Gaming and Leisure Properties, Inc. REIT	52,495	2,260
Total Common Stocks (Cost $133,369)		180,575
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,251)	1,251,373	1,251
Total Investments (99.8%) (Cost $134,620) (d)		181,826
Other Assets in Excess of Liabilities (0.2%)		338
Net Assets (100.0%)		$182,164

(a)  Non-income producing security.

(b)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 — 4/11 and has a current cost basis of approximately $0. At December 31, 2019, this security had an aggregate market value of approximately $546,000, representing 0.3% of net assets.

(c)  At December 31, 2019, the Fund held a fair valued security valued at approximately $546,000, representing 0.3% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $139,020,000. The aggregate gross unrealized appreciation is approximately $47,372,000 and the aggregate gross unrealized depreciation is approximately $4,566,000, resulting in net unrealized appreciation of approximately $42,806,000.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Office	26.1%
Apartments	16.6
Regional Malls	14.3
Lodging/Resorts	9.5
Industrial	7.0
Health Care	5.9
Diversified	5.1
Other*	15.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $133,369)	$180,575
Investment in Security of Affiliated Issuer, at Value (Cost $1,251)	1,251
Total Investments in Securities, at Value (Cost $134,620)	181,826
Dividends Receivable	1,130
Receivable for Fund Shares Sold	263
Receivable from Affiliate	1
Other Assets	72
Total Assets	183,292
Liabilities:
Payable for Fund Shares Redeemed	683
Payable for Advisory Fees	256
Payable for Professional Fees	52
Payable for Sub Transfer Agency Fees — Class I	41
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	8
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Administration Fees	13
Payable for Shareholder Services Fees — Class A	7
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	5
Other Liabilities	49
Total Liabilities	1,128
Net Assets	$182,164
Net Assets Consist of:
Paid-in-Capital	$139,368
Total Distributable Earnings	42,796
Net Assets	$182,164

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$134,856
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,171,640
Net Asset Value, Offering and Redemption Price Per Share	$11.08
CLASS A:
Net Assets	$32,596
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,088,051
Net Asset Value, Redemption Price Per Share	$10.56
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.59
Maximum Offering Price Per Share	$11.15
CLASS L:
Net Assets	$2,164
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	205,181
Net Asset Value, Offering and Redemption Price Per Share	$10.55
CLASS C:
Net Assets	$232
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,121
Net Asset Value, Offering and Redemption Price Per Share	$10.48
CLASS IS:
Net Assets	$12,307
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,110,613
Net Asset Value, Offering and Redemption Price Per Share	$11.08
CLASS IR:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	785
Net Asset Value, Offering and Redemption Price Per Share	$11.08

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$7,149
Dividends from Security of Affiliated Issuer (Note G)	30
Total Investment Income	7,179
Expenses:
Advisory Fees (Note B)	1,634
Sub Transfer Agency Fees — Class I	171
Sub Transfer Agency Fees — Class A	44
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	187
Professional Fees	109
Shareholder Services Fees — Class A (Note D)	90
Distribution and Shareholder Services Fees — Class L (Note D)	16
Distribution and Shareholder Services Fees — Class C (Note D)	3
Registration Fees	103
Shareholder Reporting Fees	54
Transfer Agency Fees — Class I (Note E)	16
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	24
Transfer Agency Fees — Class IR (Note E)	2
Custodian Fees (Note F)	20
Directors' Fees and Expenses	14
Pricing Fees	3
Other Expenses	18
Total Expenses	2,523
Waiver of Advisory Fees (Note B)	(204)
Reimbursement of Class Specific Expenses — Class I (Note B)	(63)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(24)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	2,224
Net Investment Income	4,955
Realized Gain:
Investments Sold	19,067
Change in Unrealized Appreciation (Depreciation):
Investments	17,154
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	36,221
Net Increase in Net Assets Resulting from Operations	$41,176

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,955	$8,659
Net Realized Gain	19,067	69,053
Net Change in Unrealized Appreciation (Depreciation)	17,154	(115,506)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,176	(37,794)
Dividends and Distributions to Shareholders:
Class I	(21,074)	(53,011)
Class A	(4,680)	(9,885)
Class L	(293)	(588)
Class C	(31)	(65)
Class IS	(1,835)	(9,183)
Class IR	(1)	(2)
Total Dividends and Distributions to Shareholders	(27,914)	(72,734)
Capital Share Transactions:(1)
Class I:
Subscribed	19,431	35,741
Distributions Reinvested	20,897	52,679
Redeemed	(92,286)	(167,839)
Class A:
Subscribed	5,250	3,936
Distributions Reinvested	4,645	9,810
Redeemed	(13,017)	(21,113)
Class L:
Exchanged	—	— @
Distributions Reinvested	290	582
Redeemed	(239)	(487)
Class C:
Subscribed	56	146
Distributions Reinvested	31	63
Redeemed	(205)	(258)
Class IS:
Subscribed	1,331	24,616
Distributions Reinvested	1,835	8,461
Redeemed	(23,192)	(178,831)
Class IR:
Subscribed	—	10 (a)
Distributions Reinvested	1	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(75,172)	(232,484)
Total Decrease in Net Assets	(61,910)	(343,012)
Net Assets:
Beginning of Period	244,074	587,086
End of Period	$182,164	$244,074

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,610	2,593
Shares Issued on Distributions Reinvested	1,882	4,178
Shares Redeemed	(7,745)	(12,108)
Net Decrease in Class I Shares Outstanding	(4,253)	(5,337)
Class A:
Shares Subscribed	454	289
Shares Issued on Distributions Reinvested	440	810
Shares Redeemed	(1,127)	(1,549)
Net Decrease in Class A Shares Outstanding	(233)	(450)
Class L:
Shares Exchanged	—	— @@
Shares Issued on Distributions Reinvested	28	48
Shares Redeemed	(21)	(39)
Net Increase in Class L Shares Outstanding	7	9
Class C:
Shares Subscribed	4	13
Shares Issued on Distributions Reinvested	3	5
Shares Redeemed	(18)	(18)
Net Decrease in Class C Shares Outstanding	(11)	(— @@)
Class IS:
Shares Subscribed	110	1,731
Shares Issued on Distributions Reinvested	164	668
Shares Redeemed	(1,893)	(12,564)
Net Decrease in Class IS Shares Outstanding	(1,619)	(10,165)
Class IR:
Shares Subscribed	—	1 (a)
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IR Shares Outstanding	— @@	1 (a)

(a)  For the period June 15, 2018 through December 31, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.82		$15.24		$17.21		$17.86		$20.48
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26		0.34		0.37		0.31		0.32
Net Realized and Unrealized Gain (Loss)	1.69		(1.33)		0.16		0.91		0.10
Total from Investment Operations	1.95		(0.99)		0.53		1.22		0.42
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.34)		(0.26)		(0.38)		(0.26)
Net Realized Gain	(1.29)		(3.09)		(2.24)		(1.49)		(2.78)
Total Distributions	(1.69)		(3.43)		(2.50)		(1.87)		(3.04)
Net Asset Value, End of Period	$11.08		$10.82		$15.24		$17.21		$17.86
Total Return(3)	18.40%		(8.44)%		3.31%		6.79%		2.27%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$134,856		$177,690		$331,637		$494,967		$625,999
Ratio of Expenses Before Expense Limitation	1.02%		1.02%		1.02%		1.02%		N/A
Ratio of Expenses After Expense Limitation	0.90	%(4)	0.95	%(4)(5)	1.00	%(4)	1.00	%(4)	0.98	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		0.95	%(4)	1.00	%(4)	N/A		0.98	%(4)
Ratio of Net Investment Income	2.18	%(4)	2.44	%(4)	2.19	%(4)	1.73	%(4)	1.61	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	21%		39%		43%		24%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.00% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.38		$14.76		$16.74		$17.42		$20.04
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22		0.29		0.31		0.24		0.28
Net Realized and Unrealized Gain (Loss)	1.61		(1.28)		0.15		0.89		0.08
Total from Investment Operations	1.83		(0.99)		0.46		1.13		0.36
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.30)		(0.20)		(0.32)		(0.20)
Net Realized Gain	(1.29)		(3.09)		(2.24)		(1.49)		(2.78)
Total Distributions	(1.65)		(3.39)		(2.44)		(1.81)		(2.98)
Net Asset Value, End of Period	$10.56		$10.38		$14.76		$16.74		$17.42
Total Return(3)	18.02%		(8.71)%		2.98%		6.47%		2.01%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,596		$34,459		$55,640		$76,082		$87,462
Ratio of Expenses Before Expense Limitation	1.31%		1.30%		N/A		1.30%		N/A
Ratio of Expenses After Expense Limitation	1.22	%(4)	1.26	%(4)(5)	1.34	%(4)	1.29	%(4)	1.28	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		1.26	%(4)	1.34	%(4)	N/A		1.28	%(4)
Ratio of Net Investment Income	1.91	%(4)	2.14	%(4)	1.87	%(4)	1.37	%(4)	1.43	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	21%		39%		43%		24%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.35% for Class A shares.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.37		$14.74		$16.73		$17.41		$20.03
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.23		0.22		0.15		0.21
Net Realized and Unrealized Gain (Loss)	1.61		(1.28)		0.15		0.89		0.04
Total from Investment Operations	1.77		(1.05)		0.37		1.04		0.25
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.23)		(0.12)		(0.23)		(0.09)
Net Realized Gain	(1.29)		(3.09)		(2.24)		(1.49)		(2.78)
Total Distributions	(1.59)		(3.32)		(2.36)		(1.72)		(2.87)
Net Asset Value, End of Period	$10.55		$10.37		$14.74		$16.73		$17.41
Total Return(3)	17.43%		(9.16)%		2.37%		5.91%		1.44%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,164		$2,057		$2,787		$3,471		$3,993
Ratio of Expenses Before Expense Limitation	1.88%		1.84%		1.89%		1.84%		N/A
Ratio of Expenses After Expense Limitation	1.75	%(4)	1.79	%(4)(5)	1.85	%(4)	1.84	%(4)	1.82	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		1.79	%(4)	1.85	%(4)	N/A		1.81	%(4)
Ratio of Net Investment Income	1.42	%(4)	1.71	%(4)	1.37	%(4)	0.84	%(4)	1.08	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	21%		39%		43%		24%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment Income would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.85% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

U.S. Real Estate Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$10.31		$14.68		$16.67		$17.36		$19.73
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.14		0.19		0.20		0.13		0.18
Net Realized and Unrealized Gain (Loss)	1.59		(1.29)		0.13		0.87		0.31
Total from Investment Operations	1.73		(1.10)		0.33		1.00		0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.18)		(0.08)		(0.20)		(0.08)
Net Realized Gain	(1.29)		(3.09)		(2.24)		(1.49)		(2.78)
Total Distributions	(1.56)		(3.27)		(2.32)		(1.69)		(2.86)
Net Asset Value, End of Period	$10.48		$10.31		$14.68		$16.67		$17.36
Total Return(4)	17.07%		(9.47)%		2.14%		5.72%		2.70	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$232		$338		$486		$427		$91
Ratio of Expenses Before Expense Limitation	2.92%		2.75%		2.46%		3.13%		5.89	%(9)
Ratio of Expenses After Expense Limitation	2.00	%(5)	2.05	%(5)(6)	2.10	%(5)	2.10	%(5)	2.10	%(5)(9)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		2.05	%(5)	2.10	%(5)	N/A		2.10	%(5)(9)
Ratio of Net Investment Income	1.18	%(5)	1.39	%(5)	1.21	%(5)	0.73	%(5)	1.44	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	21%		39%		43%		24%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.10% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$10.82		$15.24		$17.22		$17.86		$20.48
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.25		0.28		0.39		0.33		0.36
Net Realized and Unrealized Gain (Loss)	1.71		(1.26)		0.14		0.92		0.08
Total from Investment Operations	1.96		(0.98)		0.53		1.25		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.35)		(0.27)		(0.40)		(0.28)
Net Realized Gain	(1.29)		(3.09)		(2.24)		(1.49)		(2.78)
Total Distributions	(1.70)		(3.44)		(2.51)		(1.89)		(3.06)
Net Asset Value, End of Period	$11.08		$10.82		$15.24		$17.22		$17.86
Total Return(3)	18.48%		(8.36)%		3.32%		6.96%		2.36%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,307		$29,523		$196,536		$195,490		$141,670
Ratio of Expenses Before Expense Limitation	1.04%		0.97%		N/A		0.90%		0.90%
Ratio of Expenses After Expense Limitation	0.83	%(4)	0.91	%(4)(5)	0.93	%(4)	0.89	%(4)	0.90	%(4)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		0.91	%(4)	0.93	%(4)	N/A		0.90	%(4)
Ratio of Net Investment Income	2.09	%(4)	1.98	%(4)	2.33	%(4)	1.79	%(4)	1.81	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	21%		39%		43%		24%		24%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been less than 0.005% higher and the Ratio of Net Investment would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

U.S. Real Estate Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.82		$14.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.33		0.43
Net Realized and Unrealized Gain (Loss)	1.63		(0.98)
Total from Investment Operations	1.96		(0.55)
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.28)
Net Realized Gain	(1.29)		(3.09)
Total Distributions	(1.70)		(3.37)
Net Asset Value, End of Period	$11.08		$10.82
Total Return(3)	18.48%		(5.73	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$9		$7
Ratio of Expenses Before Expense Limitation	23.80%		19.12	%(8)
Ratio of Expenses After Expense Limitation	0.83	%(4)	0.84	%(4)(5)(8)
Ratios of Expenses After Expense Limitation Excluding Non Operating Expenses	N/A		0.84	%(4)(8)
Ratio of Net Investment Income	2.70	%(4)	4.23	%(4)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	21%		39%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IR shares.

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has a capital subscription commitment to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$30,252	$—	$—	$30,252
Data Centers	4,974	—	—	4,974
Diversified	9,216	—	—	9,216
Health Care	10,639	—	—	10,639
Industrial	12,198	—	546	12,744
Lodging/Resorts	17,320	—	—	17,320
Office	47,505	—	—	47,505
Regional Malls	26,011	—	—	26,011
Self Storage	8,664	—	—	8,664
Shopping Centers	6,272	—	—	6,272
Single Family Homes	4,718	—	—	4,718
Specialty	2,260	—	—	2,260
Total Common Stocks	180,029	—	546	180,575
Short-Term Investment
Investment Company	1,251	—	—	1,251
Total Assets	$181,280	$—	$546	$181,826

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$552
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(6)
Realized gains (losses)	—
Ending Balance	$546
Net change in unrealized depreciation from investments still held as of December 31, 2019	$(6)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019:

Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input
Common Stock	$546	Reported Capital balance,
adjustments for NAV
practical expedient; including
adjustments for subsequent
Capital Calls, Return of
Capital and Significant Market
Changes between last Capital
	Statement and Valuation Date	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2019, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000, which represents 93.0% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.83% for Class IS shares and 0.83% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $204,000 of advisory fees were waived and approximately $92,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments were approximately $47,449,000 and $143,849,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$48,150	$46,899	$30
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$1,251

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,211	$21,703	$9,631	$63,103

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(4,546)	$4,546

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
—	$19

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.0%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $26,249,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
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Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
2920683 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Markets Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Frontier Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Frontier Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Markets Portfolio Class I	$1,000.00	$1,000.50	$1,015.88	$9.33	$9.40	1.85%
Frontier Markets Portfolio Class A	1,000.00	999.10	1,014.12	11.09	11.17	2.20
Frontier Markets Portfolio Class L	1,000.00	996.90	1,011.59	13.59	13.69	2.70
Frontier Markets Portfolio Class C	1,000.00	995.70	1,010.33	14.84	14.95	2.95
Frontier Markets Portfolio Class IS	1,000.00	1,001.20	1,016.13	9.08	9.15	1.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Frontier Markets Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.53%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Frontier Markets Net Index (the "Index"), which returned 17.99%.

Factors Affecting Performance

•  The Index (+17.99%) slightly underperformed the MSCI Emerging Markets Index (+18.42%) in the 12-month period ended December 31, 2019, despite frontier markets outperforming emerging markets through the end of November 2019 (with the Index returning +13.08% through November 30, 2019, versus +10.20% for the MSCI Emerging Markets Index). Within the Index, Bahrain (+60.97%), Kenya (+48.73%), Romania (+44.02%), Egypt (+41.75%) and Kuwait (+35.80%) led market returns. Lebanon (–45.85%) was the worst-performing market as the country continues to suffer from political and financial instability. Argentina (–20.83%) also underperformed the region as markets reacted negatively in August to the surprise primary election victory of the Alberto Fernandez/Cristina Fernandez de Kirchner ticket over incumbent President Mauricio Macri.

•  The Fund's zero allocation to Lebanon was the largest contributor to returns. Although the Index includes Lebanon, the Fund has not been invested there as it is an illiquid market and the country continues to be impacted by an economic crisis.

•  The Fund's allocations to a U.A.E.-based payments processing firm and a Southeast Asian e-commerce and gaming company also contributed strongly. An allocation to a Latin American digital payments and e-commerce company also added to returns.

•  The Fund's stock selection in and overweight allocation to Romania added to returns, driven by our overweight to a retail and commercial bank. We continue to believe the banking sector in Romania appears strong with low non-performing loans, strong capital ratios, low loan-to-deposit ratios and no credit cycle. The Fund's overweight allocation to Egypt also contributed as the economy is emerging from a difficult period of reforms. We believe additional rate cuts by Egypt's central bank are likely to unlock greater investment potential.

•  The Fund's stock selection in and underweight allocation to Kuwait was the biggest detractor from returns during the year, as the market and passive flows rallied leading up to the MSCI announcement in mid-December 2019 that Kuwait would be reclassified to emerging markets status. We believe solid, quality growth companies are in limited supply in Kuwait, and the market has grown to make up 38% of the Index.(i)

•  The Fund's zero allocation to Bahrain also negatively impacted returns, driven by a rally of two banks after their merger was announced. The Fund has not been invested in Bahrain because it remains dependent on the Gulf Cooperation Council and suffers from weak macro fundamentals. The Fund's overweight allocation to Nigeria detracted as the market had been disappointed by the re-appointment of the central bank governor, the slow process of cabinet nominations and weak jumpstart of the economy by President Buhari.

Management Strategies

•  With the turn of a new decade, we believe frontier markets are poised for a period of strong performance. The last decade was the worst for emerging markets equities since the 1930s, with the average annual gain for emerging stock market returns near zero compared to the outperformance of the U.S. equity market. Sentiment for emerging and frontier markets is at a low, and we believe there are significant investment opportunities in frontier markets as they are well positioned for a comeback.

•  Frontier markets in aggregate are expected to see higher gross domestic product (GDP) growth than emerging and developed markets in the coming years. GDP growth in frontier countries is expected to be 3.5% in 2020, compared to 2.8% in emerging markets excluding China and 1.5% in developed markets, with similar numbers expected in 2021.(ii) Working-age population growth, which is a key input to productivity, and therefore growth, is also projected to be much stronger in frontier markets than in emerging and developed markets.

(i)  Source: MSCI, as of December 31, 2019.

(ii)  Source: International Monetary Fund, Bloomberg L.P., Haver Analytics, MSCI, as of December 2019.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

•  As an asset class, frontier market equities continue to offer valuable diversification benefits with a strong risk-reward profile, partly due to their low correlation to emerging and developed markets. In a world marked by elevated correlations, frontier market equities have a low correlation to developed markets (0.18 versus a correlation coefficient of 0.69 between emerging and developed markets) and a similarly low correlation to emerging markets.(iii) Frontier markets are also less exposed to China — as measured by the level of exports — and thus should be relatively insulated from concerns of a China slowdown and trade war. In fact, select markets like Vietnam, Bangladesh and small emerging markets like the Philippines may benefit from trade tensions as manufacturers look to relocate.

•  Despite the higher growth potential and lower correlation of frontier markets, their equities are currently trading at a 10% discount to emerging market equities.iii

•  In the portfolio, we continue to invest in select structural growth themes, including local brands and aggregators, the shift from informal to formal segmentation, and companies benefiting from the "big waves" of innovation, particularly in the e-commerce and digital payments segments.

•  We remain overweight Egypt as we believe it is one of the strongest reform stories in emerging and frontier markets. Key reforms have been on the fiscal front with the government cutting fuel subsidies, and both lower subsidies and improved tax collection have pushed the fiscal balance to a primary surplus. Investment into energy has helped drive growth while increased gas production has supported the trade balance. The consumer has been weaker than expected, though there are signs that this is beginning to turn. We continue to like the banking sector in Egypt. Additional central bank rate cuts are expected in 2020, which we believe could help guide stronger loan growth for the next two to three years.

•  We continue to like Kenya. The interest rate cap was lifted in November 2019 as Kenya's parliament agreed to remove the limit originally put in place in 2016. We had increased our allocation to Kenya in 2019 with the view that the rate caps on the banking system were likely to be removed. Given private credit growth had slowed to low single digits when the rate cap was in place, our view remains that credit growth should not pick up as there is ample pent-up demand. Further, there should be room for more accommodative monetary policy given that the Monetary Policy Committee was reluctant to adjust rates due to the perverse effects of rate caps and the very low inflation levels.

(iii)  Source: FactSet, MSCI, as of December 2019.

*  Minimum Investment for Class I shares

**  Performance shown for the Fund's Class I shares reflects the performance of the common shares of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") for periods prior to September 17, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

Performance Compared to the MSCI Frontier Markets Net Index(1) and the Lipper Frontier Markets Funds Average(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	12.53%	–0.47%	4.77%	0.60%
Fund — Class A Shares w/o sales charges(5)	12.13	–0.79	—	4.47
Fund — Class A Shares with maximum 5.25% sales charges(5)	6.21	–1.86	—	3.70
Fund — Class L Shares w/o sales charges(5)	11.58	–1.39	—	3.85
Fund — Class C Shares w/o sales charges(7)	11.34	—	—	–2.27
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	10.34	—	—	–2.27
Fund — Class IS Shares w/o sales charges(6)	12.60	—	—	–0.59
MSCI Frontier Markets Net Index	17.99	2.69	5.34	–0.34
Lipper Frontier Markets Funds Average	12.47	0.36	1.24	0.24

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Net Index currently consists of 28 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Frontier Markets Funds Average tracks the performance of all funds in the Lipper Frontier Markets Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Fund was in the Lipper Frontier Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio ("the Fund"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced offering on September 14, 2012.

(6)  Commenced offering on February 27, 2015.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Frontier Markets Portfolio

	Shares	Value (000)
Common Stocks (99.9%)
Argentina (1.0%)
Globant SA (a)	12,934	$1,372
Bangladesh (1.6%)
Brac Bank Ltd. (a)	422,364	284
GrameenPhone Ltd.	547,414	1,842
Square Pharmaceuticals Ltd.	70,331	157
		2,283
Egypt (6.9%)
Cleopatra Hospital (a)	5,113,215	1,854
Commercial International Bank Egypt SAE	992,794	5,134
Egyptian Financial Group-Hermes Holding Co.	2,563,871	2,678
		9,666
Indonesia (1.4%)
Mitra Adiperkasa Tbk PT	25,885,600	1,967
Kazakhstan (1.9%)
NAC Kazatomprom JSC GDR (LSE)	98,829	1,285
NAC Kazatomprom JSC GDR (LSE)	110,053	1,430
		2,715
Kenya (9.1%)
KCB Group Ltd.	9,412,049	5,015
Safaricom PLC	24,845,010	7,746
		12,761
Kuwait (21.9%)
Boubyan Bank KSCP	1,844,239	3,899
Humansoft Holding Co. KSC	295,428	2,935
Mobile Telecommunications Co. KSC	2,612,894	5,171
National Bank of Kuwait	5,337,821	18,837
		30,842
Morocco (4.9%)
Attijariwafa Bank	42,173	2,200
Label Vie	7,102	1,992
Maroc Telecom	32,107	514
Societe d'Exploitation des Ports	98,201	2,125
		6,831
Nigeria (4.5%)
Guaranty Trust Bank PLC	33,213,326	2,658
MTN Nigeria Communications PLC	2,108,022	610
Nestle Nigeria PLC	809,692	3,119
		6,387
Oman (2.0%)
Bank Muscat SAOG	2,549,386	2,873
Pakistan (2.1%)
MCB Bank Ltd.	2,151,769	2,932
Philippines (2.5%)
Puregold Price Club, Inc.	1,551,400	1,216
Security Bank Corp.	608,660	2,342
		3,558
Poland (1.1%)
CD Projekt SA	21,478	1,584
	Shares	Value (000)
Romania (8.4%)
Banca Transilvania SA	9,513,428	$5,785
BRD-Groupe Societe Generale SA	872,064	3,237
Societatea Nationala de Gaze Naturale Romgaz SA	315,930	2,746
		11,768
Russia (2.0%)
HeadHunter Group PLC ADR	132,784	2,848
Saudi Arabia (4.5%)
Bupa Arabia for Cooperative Insurance Co.	53,357	1,456
Leejam Sports Co., JSC	65,804	1,423
Saudi British Bank (The)	153,606	1,421
United Electronics Co.	101,850	2,034
		6,334
Singapore (3.3%)
Sea Ltd. ADR (a)	116,747	4,696
Tanzania, United Republic of (0.7%)
NMB Bank PLC (a)(b)	6,718,721	920
United Arab Emirates (3.3%)
Network International Holdings PLC (a)	555,631	4,718
United Kingdom (1.3%)
Avast PLC	306,075	1,836
United States (3.3%)
MercadoLibre, Inc. (a)	8,031	4,593
Vietnam (12.2%)
Bank for Foreign Trade of Vietnam JSC	1,130,720	4,401
FPT Corp.	404,820	1,115
Mobile World Investment Corp.	619,463	3,371
PetroVietnam Power Corp (a)	2,655,240	1,312
Sai Gon Cargo Service Corp.	287,020	1,486
Saigon Beer Alcohol Beverage Corp.	211,760	2,084
Vincom Retail JSC	2,346,253	3,442
		17,211
Total Investments (99.9%) (Cost $114,567) (c)(d)		140,695
Other Assets in Excess of Liabilities (0.1%)		156
Net Assets (100.0%)		$140,851

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2019, the Fund held a fair valued security valued at approximately $920,000, representing 0.7% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(c)  The approximate fair value and percentage of net assets, $21,160,000 and 15.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Frontier Markets Portfolio

(d)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $115,697,000. The aggregate gross unrealized appreciation is approximately $33,154,000 and the aggregate gross unrealized depreciation is approximately $8,156,000, resulting in net unrealized appreciation of approximately $24,998,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.1%
Banks	44.0
Wireless Telecommunication Services	10.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Frontier Markets Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $114,567)	$140,695
Foreign Currency, at Value (Cost $2,879)	2,879
Receivable for Investments Sold	4,780
Receivable for Fund Shares Sold	193
Dividends Receivable	85
Receivable from Affiliate	1
Other Assets	56
Total Assets	148,689
Liabilities:
Payable for Investments Purchased	4,081
Bank Overdraft	2,217
Payable for Advisory Fees	617
Payable for Fund Shares Redeemed	602
Payable for Custodian Fees	178
Payable for Professional Fees	63
Payable for Sub Transfer Agency Fees — Class I	17
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	10
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	39
Total Liabilities	7,838
Net Assets	$140,851
Net Assets Consist of:
Paid-in-Capital	$198,685
Total Accumulated Loss	(57,834)
Net Assets	$140,851

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Frontier Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$125,780
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,355,802
Net Asset Value, Offering and Redemption Price Per Share	$17.10
CLASS A:
Net Assets	$12,044
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	702,430
Net Asset Value, Redemption Price Per Share	$17.15
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.95
Maximum Offering Price Per Share	$18.10
CLASS L:
Net Assets	$570
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	33,312
Net Asset Value, Offering and Redemption Price Per Share	$17.11
CLASS C:
Net Assets	$877
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	52,054
Net Asset Value, Offering and Redemption Price Per Share	$16.85
CLASS IS:
Net Assets	$1,580
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	92,402
Net Asset Value, Offering and Redemption Price Per Share	$17.09

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Frontier Markets Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $492 of Foreign Taxes Withheld)	$8,475
Dividends from Security of Affiliated Issuer (Note G)	14
Interest from Securities of Unaffiliated Issuers	2
Total Investment Income	8,491
Expenses:
Advisory Fees (Note B)	2,478
Custodian Fees (Note F)	607
Sub Transfer Agency Fees — Class I	149
Sub Transfer Agency Fees — Class A	38
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	1
Professional Fees	177
Administration Fees (Note C)	159
Registration Fees	87
Shareholder Services Fees — Class A (Note D)	65
Distribution and Shareholder Services Fees — Class L (Note D)	6
Distribution and Shareholder Services Fees — Class C (Note D)	14
Shareholder Reporting Fees	29
Transfer Agency Fees — Class I (Note E)	17
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	17
Pricing Fees	4
Other Expenses	43
Expenses Before Non Operating Expenses	3,902
Bank Overdraft Expense	91
Total Expenses	3,993
Reimbursement of Class Specific Expenses — Class I (Note B)	(82)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Waiver of Advisory Fees (Note B)	(34)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	3,870
Net Investment Income	4,621
Realized Loss:
Investments Sold	(34)
Foreign Currency Translation	(443)
Net Realized Loss	(477)
Change in Unrealized Appreciation (Depreciation):
Investments	23,772
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	23,772
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	23,295
Net Increase in Net Assets Resulting from Operations	$27,916

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Frontier Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,621	$9,740
Net Realized Loss	(477)	(10,050)
Net Change in Unrealized Appreciation (Depreciation)	23,772	(135,947)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,916	(136,257)
Dividends and Distributions to Shareholders:
Class I	(3,717)	(13,142)
Class A	(261)	(1,255)
Class L	(10)	(20)
Class C	(21)	(26)
Class IS	(46)	(190)
Total Dividends and Distributions to Shareholders	(4,055)	(14,633)
Capital Share Transactions:(1)
Class I:
Subscribed	18,572	134,972
Distributions Reinvested	3,144	9,070
Redeemed	(145,539)	(416,758)
Class A:
Subscribed	5,119	21,353
Distributions Reinvested	261	1,253
Redeemed	(31,321)	(59,351)
Class L:
Exchanged	—	16
Distributions Reinvested	10	20
Redeemed	(780)	(810)
Class C:
Subscribed	29	207
Distributions Reinvested	21	25
Redeemed	(977)	(818)
Class IS:
Subscribed	307	21,329
Distributions Reinvested	46	190
Redeemed	(3,781)	(28,473)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(154,889)	(317,775)
Redemption Fees	6	8
Total Decrease in Net Assets	(131,022)	(468,657)
Net Assets:
Beginning of Period	271,873	740,530
End of Period	$140,851	$271,873

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Frontier Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,103	6,991
Shares Issued on Distributions Reinvested	184	542
Shares Redeemed	(8,625)	(22,923)
Net Decrease in Class I Shares Outstanding	(7,338)	(15,390)
Class A:
Shares Subscribed	299	1,230
Shares Issued on Distributions Reinvested	15	75
Shares Redeemed	(1,832)	(3,224)
Net Decrease in Class A Shares Outstanding	(1,518)	(1,919)
Class L:
Shares Exchanged	—	1
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(47)	(47)
Net Decrease in Class L Shares Outstanding	(46)	(45)
Class C:
Shares Subscribed	2	11
Shares Issued on Distributions Reinvested	1	2
Shares Redeemed	(59)	(45)
Net Decrease in Class C Shares Outstanding	(56)	(32)
Class IS:
Shares Subscribed	18	1,005
Shares Issued on Distributions Reinvested	3	11
Shares Redeemed	(225)	(1,497)
Net Decrease in Class IS Shares Outstanding	(204)	(481)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Frontier Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$15.63		$21.02		$17.39		$16.98		$19.15
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.39		0.33		0.16		0.31		0.19
Net Realized and Unrealized Gain (Loss)	1.58		(5.07)		3.47		0.33		(2.21)
Total from Investment Operations	1.97		(4.74)		3.63		0.64		(2.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.50)		(0.65)		—		(0.23)		(0.14)
Paid-in-Capital	—		—		—		(0.00	)(3)	(0.01)
Total Distributions	(0.50)		(0.65)		—		(0.23)		(0.15)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.10		$15.63		$21.02		$17.39		$16.98
Total Return(4)	12.53%		(22.60)%		20.82%		3.83%		(10.58)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$125,780		$229,688		$632,435		$525,664		$531,927
Ratio of Expenses Before Expense Limitation	1.92%		N/A		N/A		1.69%		N/A
Ratio of Expenses After Expense Limitation	1.90	%(5)(6)	1.77	%(5)	1.73	%(5)	1.67	%(5)	1.72	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.85	%(5)	1.76	%(5)	1.73	%(5)	N/A		N/A
Ratio of Net Investment Income	2.33	%(5)	1.68	%(5)	0.82	%(5)	1.82	%(5)	1.02	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	68%		61%		52%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Frontier Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$15.61		$20.86		$17.31		$16.90		$19.06
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.42		0.34		0.11		0.24		0.11
Net Realized and Unrealized Gain (Loss)	1.48		(5.10)		3.44		0.35		(2.18)
Total from Investment Operations	1.90		(4.76)		3.55		0.59		(2.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.49)		—		(0.18)		(0.08)
Paid-in-Capital	—		—		—		(0.00	)(3)	(0.01)
Total Distributions	(0.36)		(0.49)		—		(0.18)		(0.09)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.15		$15.61		$20.86		$17.31		$16.90
Total Return(4)	12.13%		(22.80)%		20.39%		3.49%		(10.90)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,044		$34,654		$86,324		$90,817		$82,480
Ratio of Expenses Before Expense Limitation	2.23%		N/A		N/A		2.03%		N/A
Ratio of Expenses After Expense Limitation	2.25	%(5)(6)	2.07	%(5)	2.05	%(5)	2.01	%(5)	2.07	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	2.20	%(5)	2.06	%(5)	2.05	%(5)	N/A		N/A
Ratio of Net Investment Income	2.48	%(5)	1.71	%(5)	0.59	%(5)	1.40	%(5)	0.60	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	68%		61%		52%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Frontier Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$15.59		$20.65		$17.25		$16.79		$18.96
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.25		0.17		(0.02)		0.15		0.05
Net Realized and Unrealized Gain (Loss)	1.56		(4.98)		3.42		0.32		(2.22)
Total from Investment Operations	1.81		(4.81)		3.40		0.47		(2.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.25)		—		(0.01)		—
Paid-in-Capital	—		—		—		(0.00	)(3)	—
Total Distributions	(0.29)		(0.25)		—		(0.01)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.11		$15.59		$20.65		$17.25		$16.79
Total Return(4)	11.58%		(23.19)%		19.59%		2.77%		(11.49)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$570		$1,241		$2,570		$2,630		$4,490
Ratio of Expenses Before Expense Limitation	2.90%		N/A		2.76%		2.80%		2.73%
Ratio of Expenses After Expense Limitation	2.75	%(5)(6)	2.57	%(5)	2.70	%(5)	2.70	%(5)	2.70	%(5)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	2.70	%(5)	2.56	%(5)	2.70	%(5)	N/A		N/A
Ratio of Net Investment Income (Loss)	1.47	%(5)	0.88	%(5)	(0.13	)%(5)	0.88	%(5)	0.26	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	68%		61%		52%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Frontier Markets Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$15.38		$20.41		$17.07		$16.69		$19.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.20		0.11		(0.05)		0.10		(0.16)
Net Realized and Unrealized Gain (Loss)	1.56		(4.90)		3.39		0.34		(2.60)
Total from Investment Operations	1.76		(4.79)		3.34		0.44		(2.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.24)		—		(0.06)		(0.07)
Paid-in-Capital	—		—		—		(0.00	)(4)	(0.01)
Total Distributions	(0.29)		(0.24)		—		(0.06)		(0.08)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$16.85		$15.38		$20.41		$17.07		$16.69
Total Return(5)	11.34%		(23.42)%		19.51%		2.63%		(14.10	)%(9)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$877		$1,657		$2,857		$1,925		$1,400
Ratio of Expenses Before Expense Limitation	3.07%		N/A		N/A		2.89%		3.17	%(10)
Ratio of Expenses After Expense Limitation	2.99	%(6)(7)	2.83	%(6)	2.81	%(6)	2.88	%(6)	2.95	%(6)(10)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	2.95	%(6)	2.82	%(6)	2.81	%(6)	N/A		N/A
Ratio of Net Investment Income (Loss)	1.17	%(6)	0.56	%(6)	(0.26	)%(6)	0.57	%(6)	(1.38	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	68%		61%		52%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Frontier Markets Portfolio

	Class IS
	Year Ended December 31,								Period from February 27, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$15.63		$21.02		$17.39		$16.97		$19.28
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.33		0.58		0.13		0.30		0.26
Net Realized and Unrealized Gain (Loss)	1.64		(5.33)		3.50		0.36		(2.41)
Total from Investment Operations	1.97		(4.75)		3.63		0.66		(2.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.51)		(0.64)		—		(0.24)		(0.15)
Paid-in-Capital	—		—		—		(0.00	)(4)	(0.01)
Total Distributions	(0.51)		(0.64)		—		(0.24)		(0.16)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$17.09		$15.63		$21.02		$17.39		$16.97
Total Return(5)	12.60%		(22.61)%		20.83%		3.88%		(11.14	)%(9)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,580		$4,633		$16,344		$12,055		$7,732
Ratio of Expenses Before Expense Limitation	1.91%		N/A		N/A		1.64%		1.68	%(10)
Ratio of Expenses After Expense Limitation	1.85	%(6)(7)	1.74	%(6)	1.69	%(6)	1.62	%(6)	1.68	%(6)(10)
Ratio of Expenses After Expense Limitation Excluding Non Operating Expenses	1.80	%(6)	1.73	%(6)	1.69	%(6)	N/A		N/A
Ratio of Net Investment Income	1.95	%(6)	2.85	%(6)	0.65	%(6)	1.75	%(6)	1.67	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	68%		61%		52%		30%		37%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation would have been 0.01% higher and the Ratio of Net Investment Income would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to non-operating expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.
The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Markets Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$1,486	$—	$—	$1,486
Banks	49,370	11,648	920	61,938
Beverages	2,084	—	—	2,084
Capital Markets	2,678	—	—	2,678
Diversified Consumer Services	2,935	—	—	2,935
Diversified Telecommunication Services	514	—	—	514
Electronic Equipment, Instruments & Components	—	1,115	—	1,115
Entertainment	4,696	1,584	—	6,280
Food & Staples Retailing	1,992	1,216	—	3,208
Food Products	3,119	—	—	3,119
Health Care Providers & Services	1,854	—	—	1,854
Hotels, Restaurants & Leisure	1,423	—	—	1,423
Independent Power & Renewable Electricity Producers	1,312	—	—	1,312
Information Technology Services	4,718	—	—	4,718
Insurance	1,456	—	—	1,456
Internet & Direct Marketing Retail	4,593	—	—	4,593
Multi-Line Retail	—	1,967	—	1,967
Oil, Gas & Consumable Fuels	1,285	4,176	—	5,461
Pharmaceuticals	—	157	—	157
Professional Services	2,848	—	—	2,848
Real Estate Management & Development	3,442	—	—	3,442
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Software	$3,208	$—	$—	$3,208
Specialty Retail	2,034	3,371	—	5,405
Transportation Infrastructure	2,125	—	—	2,125
Wireless Telecommunication Services	13,527	1,842	—	15,369
Total Common Stocks	112,699	27,076	920	140,695
Total Assets	$112,699	$27,076	$920	$140,695

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	920
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$920
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2019	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2019.

	Fair Value at December 31, 2019 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Common Stock	$920	Market Comparable Companies	Price/Book Value of Equity	0.3	x	Increase
			Discount for Lack of Marketability	40.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $34,000 of advisory fees were waived and approximately $88,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $134,374,000 and $286,775,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$46,790	$46,790	$14
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$—

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From: Ordinary Income (000)	2018 Distributions Paid From: Ordinary Income (000)
$4,055	$14,633

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$24	$—

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $82,830,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 58.7%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Frontier Markets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Frontier Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 0.19% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,987,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $477,000 and has derived net income from sources within foreign countries amounting to approximately $8,967,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

28

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
2909289 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Sustain Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Sustain Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Sustain Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Sustain Portfolio Class I	$1,000.00	$1,087.20	$1,020.67	$4.73	$4.58	0.90%
Global Sustain Portfolio Class A	1,000.00	1,085.90	1,018.90	6.57	6.36	1.25
Global Sustain Portfolio Class L	1,000.00	1,083.10	1,016.38	9.19	8.89	1.75
Global Sustain Portfolio Class C	1,000.00	1,081.50	1,015.22	10.39	10.06	1.98
Global Sustain Portfolio Class IS	1,000.00	1,087.60	1,020.92	4.47	4.33	0.85

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Sustain Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 30.03%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 27.67%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The strong fourth quarter of 2019 rounded off a very strong year, with the Index finishing up 27.7% in U.S. dollars (USD). In sector terms, there were two major outliers, with information technology up a massive 48%, while energy by contrast only gained 11%. The other sectors were relatively tightly bunched, though the more defensive sectors such as consumer staples, health care and utilities (all +23%) were a little behind the index. The U.S. (+31%), once again outperformed the Index, along with the Netherlands (+32% USD) and Switzerland (+32%). At the other end of the spectrum, Hong Kong (+10%), Spain (+12%) and the U.K. (+21%) were affected by political uncertainties, while Singapore (+15%), Japan (+20%) and Germany (+21%) were hit by worries about trade and industrial production. Country returns are represented by the respective MSCI country indexes in U.S. dollars.

•  For the year, the Fund's sector allocation and stock selection were both positive. The overweight in information technology and the lack of energy stocks were both helpful for sector allocation, more than making up for the overweights in consumer staples and health care along with the drag from the small cash allocation in the very strong year for the markets. The outperformance in the health care and financials sectors drove the positive stock selection, despite underperformance in communication services and consumer staples.

•  Over the year, the largest absolute contributors were Microsoft, Visa and Accenture. The greatest absolute detractors were Henkel and Fox

Corporation. Johnson & Johnson was the smallest absolute contributor for the year.

Management Strategies

•  As simple souls we attempt to disaggregate investing into earnings and multiples. Concerned as we are with the preservation of capital, we continue to maintain that there are only two ways to lose money in equities: if the earnings go away, or the multiple goes away. While our daily business is at the stock level, we also attempt to apply this logic to markets as a whole. At the end of 2017, our concern was multiples, with the MSCI World Index on 17.0x forward consensus estimates.i This fear proved well founded, as 2018 was a down year despite double-digit earnings growth, as the market de-rated to 13.4x.i Given this de-rating, our concern for 2019 switched to earnings... and we were a quarter right! We say a quarter, as we were half right on earnings, which mildly disappointed being down a fraction for the year rather than the expected 7% rise, but did not foresee that the multiple would bounce back to 17.0x.i If we disaggregate the 2019 return of 28% for the MSCI World Index, a massive 26% came from the re-rating, -1% from earnings, and the remainder from dividends.i This is an extreme example of the pattern we've been seeing since 2012, where more of the market return has come from multiple expansion than from earnings growth, with only 2017 offering a strong return year driven by earnings.

•  This significant re-rating implies a large increase in optimism during 2019. This was clearly not driven by the actual earnings, which disappointed in 2019 and have yet to revive, but rather by hopes for the future. Monetary policy was one clear shift. The U.S. Federal Reserve's (the Fed) rate-raising cycle, which saw four rises in 2018 amidst talk of "normalization," ended in December of that year, and 2019 saw three cuts, along with more dovish noises, and a return to a growing balance sheet as it battled the crisis in the repo market. The European Central Bank (ECB) and the People's Bank of China have followed suit in easing monetary conditions in an attempt to boost growth. Markets were also helped by a reduction in fears about a trade war between the U.S. and China, with talk of an imminent "Phase 1" deal, which would at least imply a truce.

•  So where does this revival of market morale leave us for 2020? Frankly, we are now nervous about both

i  Source: FactSet, December 2019.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

multiples and earnings. Our fear about multiples is natural enough, with the MSCI World Index back up to 17.0x, and this time without the benefit of the imminent earnings boost from the Trump tax cuts that it had in early 2018. Even putting the risk of multiple compression to one side, it is tough to see how there can be much mileage for the markets from expanding multiples; a 10% boost would require the MSCI World Index to be on close to 19x!

•  This leaves earnings as the main potential driver of any significant upside for markets, and here we are skeptical for the broad market in the medium term. It may well be that an industrial recovery can drive progress in 2020, but our structural concerns remain. Our anxiety is based on the fact that most of the levers for earnings growth have been pulled hard already, particularly in the U.S., leaving limited opportunity for them to help further and skewing the risk to the downside. Margins are high, as corporates have been advantaged relative to labor, given globalization and the political move to the right over the last few decades, and also relative to consumers, given the falling role of anti-trust. Profits have also been boosted by low interest rates and increased leverage, decreasing interest payments and allowing earnings-per-share-boosting buybacks. On top of all this, the gap between the "adjusted" numbers, used for consensus and paying management, and the actual profit at the bottom of the income statement has ballooned, reaching $600 billion over the last three years in the U.S. alone.ii These were all tailwinds for earnings over the last few years that are unlikely to be repeated, and may turn into headwinds if they go into reverse.

•  This may not matter in 2020. It is quite possible that the U.S. can continue to steer between the Scylla of recession and the Charybdis of inflation, delivering economic and earnings growth without the Fed having to tighten and end the party. With the MSCI U.S.A. Index earnings multiple now at 18.7x, and double-digit earnings growth forecast for 2020 after the slight fall in 2019,i success seems to be what the market is expecting. Europe looks distinctly cheaper, in relative terms at least, at a "mere" 14.6x,i as there is far less optimism about growth. Part of this is down to the relative shortage of fast growing technology companies, but it is also down to the continent as a whole being mired in very slow growth. Here, there could be a positive story if there is a move towards fiscal reflation in

2020. The block, as ever, is Germany, given its balanced budget requirement. But if this is eased, perhaps using the need for infrastructure to deal with the climate emergency as an excuse to issue green bonds, then this could drive faster growth, or at the very least the hope of faster growth, which may be all that is needed to drive a rally. The ECB under Christine Lagarde is likely to remain helpful. By contrast, it is probably fruitless to expect structural change in Japan, which at 14.3xi is marginally cheaper than Europe. However, having suffered a double-digit earnings fall in 2019, as industrial production struggled, it may well be a beneficiary of any industrial bounce-back.

•  Alongside the U.S. premium to the rest of the developed world, growth is thriving relative to value, trading at a relative multiple not seen since the tech-media-telecom (TMT) bubble at the start of the millennium. We are agnostic on the growth versus value debate, since we are wary of both of them! The valuations for fast growing companies make us nervous, and we have moved around 500 basis points of the portfolio since the strategy's inception from the faster growing companies, with estimated sales growth of 6% or higher, to the "duller" side of the portfolio with 3% to 5% top-line growth,iii where valuations are more reasonable. As for value, it is the companies' prospects that often look relatively dim, with several of the struggling sectors facing genuine threats, be it trapped assets for energy, the rise of electric vehicles for autos and low interest rates for financials.

•  As ever, we advocate the case for quality. We look for companies with the intangible assets to give them the combination of recurring revenue and pricing power, along with the ability to sustain high returns on operating capital. One of the pluses they offer is resilience in tough times: the recurring revenue protects sales and the pricing power protects margins. 2019 was yet another time that the portfolio's companies displayed this economic resilience, with the earnings continuing to compound steadily all year while the market as a whole failed to deliver any earnings growth at all. At a time of raised multiples and high uncertainty (uncertainty that is arguably not properly reflected in the markets), we would argue that it makes sense to go with the relative safety and durability of high-quality compounders.

i  Source: FactSet, December 2019.

ii  Source: FactSet, Morgan Stanley Investment Management, December 2019.

iii  Source: Morgan Stanley Investment Management, December 2019.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	30.03%	12.00%	—	11.92%
Fund — Class A Shares w/o sales charges(4)	29.53	11.61	—	11.54
Fund — Class A Shares with maximum 5.25% sales charges(4)	22.74	10.41	—	10.60
Fund — Class L Shares w/o sales charges(4)	28.87	11.07	—	10.97
Fund — Class C Shares w/o sales charges(6)	28.63	—	—	10.59
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	27.63	—	—	10.59
Fund — Class IS Shares w/o sales charges(5)	30.08	12.05	—	11.55
MSCI World Net Index	27.67	8.74	—	9.81
Lipper Global Large-Cap Growth Funds Index	30.20	10.48	—	10.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Sustain Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
Canada (2.5%)
Constellation Software, Inc.	765	$743
France (3.4%)
L'Oreal SA	2,236	662
Sanofi	3,508	353
		1,015
Germany (9.1%)
Henkel AG & Co., KGaA (Preference)	9,272	958
SAP SE	12,860	1,731
		2,689
Hong Kong (1.8%)
AIA Group Ltd.	49,000	514
Taiwan (1.5%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,772	451
United Kingdom (15.5%)
Experian PLC	8,059	272
GlaxoSmithKline PLC	33,994	801
Prudential PLC	26,546	510
Reckitt Benckiser Group PLC	22,211	1,803
RELX PLC (LSE)	7,895	199
RELX PLC (Euronext N.V.)	24,877	628
Unilever PLC	5,964	344
		4,557
United States (63.2%)
Abbott Laboratories	10,604	921
Accenture PLC, Class A	6,769	1,425
Alphabet, Inc., Class A (a)	1,165	1,560
Amphenol Corp., Class A	3,118	337
Automatic Data Processing, Inc.	6,162	1,051
Baxter International, Inc.	14,357	1,200
Becton Dickinson & Co.	4,374	1,190
Cerner Corp.	6,830	501
Church & Dwight Co., Inc.	2,973	209
Coca-Cola Co. (The)	12,141	672
Danaher Corp.	6,214	954
Factset Research Systems, Inc.	1,169	314
Fidelity National Information Services, Inc.	4,390	611
Fox Corp., Class A	5,313	197
Fox Corp., Class B (a)	5,968	217
Medtronic PLC	9,291	1,054
Microsoft Corp.	14,172	2,235
Moody's Corp.	1,088	258
NIKE, Inc., Class B	5,701	578
Thermo Fisher Scientific, Inc.	2,726	886
Visa, Inc., Class A	8,450	1,588
Zoetis, Inc.	4,903	649
		18,607
Total Common Stocks (Cost $22,941)		28,576
	Shares	Value (000)
Short-Term Investment (2.9%)
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $848)	848,045	$848
Total Investments (99.9%) (Cost $23,789) (b)(c)		29,424
Other Assets in Excess of Liabilities (0.1%)		40
Net Assets (100.0%)		$29,464

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $2,689,000 and 9.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $23,901,000. The aggregate gross unrealized appreciation is approximately $5,599,000 and the aggregate gross unrealized depreciation is approximately $76,000, resulting in net unrealized appreciation of approximately $5,523,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	28.5%
Health Care Equipment & Supplies	18.1
Software	16.0
Information Technology Services	15.9
Household Products	10.1
Pharmaceuticals	6.1
Interactive Media & Services	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Sustain Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $22,941)	$28,576
Investment in Security of Affiliated Issuer, at Value (Cost $848)	848
Total Investments in Securities, at Value (Cost $23,789)	29,424
Dividends Receivable	30
Tax Reclaim Receivable	19
Due from Adviser	16
Receivable for Fund Shares Sold	12
Receivable from Affiliate	1
Interest Receivable	—	@
Other Assets	34
Total Assets	29,536
Liabilities:
Payable for Professional Fees	49
Payable for Custodian Fees	6
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	7
Total Liabilities	72
Net Assets	$29,464
Net Assets Consist of:
Paid-in-Capital	$23,924
Total Distributable Earnings	5,540
Net Assets	$29,464

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Sustain Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$14,756
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,006,494
Net Asset Value, Offering and Redemption Price Per Share	$14.66
CLASS A:
Net Assets	$2,949
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	201,730
Net Asset Value, Redemption Price Per Share	$14.62
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.81
Maximum Offering Price Per Share	$15.43
CLASS L:
Net Assets	$1,437
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	99,240
Net Asset Value, Offering and Redemption Price Per Share	$14.48
CLASS C:
Net Assets	$2,872
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	202,028
Net Asset Value, Offering and Redemption Price Per Share	$14.22
CLASS IS:
Net Assets	$7,450
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	508,261
Net Asset Value, Offering and Redemption Price Per Share	$14.66

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Sustain Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $12 of Foreign Taxes Withheld)	$354
Dividends from Security of Affiliated Issuer (Note G)	11
Total Investment Income	365
Expenses:
Advisory Fees (Note B)	160
Professional Fees	103
Registration Fees	70
Shareholder Services Fees — Class A (Note D)	6
Distribution and Shareholder Services Fees — Class L (Note D)	11
Distribution and Shareholder Services Fees — Class C (Note D)	24
Custodian Fees (Note F)	26
Administration Fees (Note C)	18
Shareholder Reporting Fees	17
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	3
Sub Transfer Agency Fees — Class I	6
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	1
Directors' Fees and Expenses	7
Pricing Fees	3
Other Expenses	15
Total Expenses	480
Waiver of Advisory Fees (Note B)	(160)
Expenses Reimbursed by Adviser (Note B)	(65)
Reimbursement of Class Specific Expenses — Class I (Note B)	(3)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	247
Net Investment Income	118
Realized Gain (Loss):
Investments Sold	553
Foreign Currency Translation	(— @)
Net Realized Gain	553
Change in Unrealized Appreciation (Depreciation):
Investments	4,945
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	4,945
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,498
Net Increase in Net Assets Resulting from Operations	$5,616

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Sustain Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$118	$76
Net Realized Gain	553	1,325
Net Change in Unrealized Appreciation (Depreciation)	4,945	(1,352)
Net Increase in Net Assets Resulting from Operations	5,616	49
Dividends and Distributions to Shareholders:
Class I	(382)	(465)
Class A	(66)	(128)
Class L	(31)	(105)
Class C	(62)	(136)
Class IS	(198)	(337)
Total Dividends and Distributions to Shareholders	(739)	(1,171)
Capital Share Transactions:(1)
Class I:
Subscribed	7,782	4,256
Distributions Reinvested	383	290
Redeemed	(1,403)	(3,702)
Class A:
Subscribed	1,369	389
Distributions Reinvested	66	118
Redeemed	(871)	(787)
Class L:
Distributions Reinvested	31	96
Redeemed	(303)	(239)
Class C:
Subscribed	715	755
Distributions Reinvested	62	135
Redeemed	(264)	(334)
Class IS:
Subscribed	1,000	5,000
Distributions Reinvested	199	336
Redeemed	(— @)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	8,766	6,313
Total Increase in Net Assets	13,643	5,191
Net Assets:
Beginning of Period	15,821	10,630
End of Period	$29,464	$15,821

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Sustain Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	573	346
Shares Issued on Distributions Reinvested	26	24
Shares Redeemed	(102)	(289)
Net Increase in Class I Shares Outstanding	497	81
Class A:
Shares Subscribed	101	33
Shares Issued on Distributions Reinvested	5	10
Shares Redeemed	(65)	(61)
Net Increase (Decrease) in Class A Shares Outstanding	41	(18)
Class L:
Shares Issued on Distributions Reinvested	2	8
Shares Redeemed	(22)	(19)
Net Decrease in Class L Shares Outstanding	(20)	(11)
Class C:
Shares Subscribed	55	62
Shares Issued on Distributions Reinvested	4	12
Shares Redeemed	(20)	(27)
Net Increase in Class C Shares Outstanding	39	47
Class IS:
Shares Subscribed	75	389
Shares Issued on Distributions Reinvested	14	29
Shares Redeemed	(— @@)	—
Net Increase in Class IS Shares Outstanding	89	418

@   Amount is less than $500.

@@   Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Sustain Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$11.58		$12.47		$10.81		$11.43		$11.34
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.12		0.13		0.17		0.15
Net Realized and Unrealized Gain (Loss)	3.38		(0.04)		2.35		0.29		0.46
Total from Investment Operations	3.47		0.08		2.48		0.46		0.61
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.07)		(0.13)		(0.20)		(0.18)
Net Realized Gain	(0.31)		(0.90)		(0.69)		(0.88)		(0.34)
Total Distributions	(0.39)		(0.97)		(0.82)		(1.08)		(0.52)
Net Asset Value, End of Period	$14.66		$11.58		$12.47		$10.81		$11.43
Total Return(3)	30.03%		0.60%		22.86%		4.20%		5.27%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,756		$5,891		$5,334		$3,993		$8,531
Ratio of Expenses Before Expense Limitation	1.92%		2.86%		3.54%		2.45%		2.21%
Ratio of Expenses After Expense Limitation	0.90	%(4)	0.93	%(4)(5)	1.00	%(4)	0.99	%(4)	0.97	%(4)
Ratio of Net Investment Income	0.68	%(4)	0.97	%(4)	1.10	%(4)	1.46	%(4)	1.26	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	14%		76%		39%		35%		61%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to April 30, 2018, the maximum ratio was 1.00% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Sustain Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$11.56		$12.44		$10.79		$11.40		$11.32
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.07		0.08		0.11		0.11
Net Realized and Unrealized Gain (Loss)	3.36		(0.03)		2.35		0.32		0.45
Total from Investment Operations	3.41		0.04		2.43		0.43		0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.02)		(0.09)		(0.16)		(0.14)
Net Realized Gain	(0.31)		(0.90)		(0.69)		(0.88)		(0.34)
Total Distributions	(0.35)		(0.92)		(0.78)		(1.04)		(0.48)
Net Asset Value, End of Period	$14.62		$11.56		$12.44		$10.79		$11.40
Total Return(3)	29.53%		0.26%		22.45%		3.83%		4.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,949		$1,872		$2,243		$2,182		$3,246
Ratio of Expenses Before Expense Limitation	2.25%		3.21%		3.90%		2.85%		2.52%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.28	%(4)(5)	1.35	%(4)	1.33	%(4)	1.30	%(4)
Ratio of Net Investment Income	0.35	%(4)	0.57	%(4)	0.66	%(4)	0.98	%(4)	0.98	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	14%		76%		39%		35%		61%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to April 30, 2018, the maximum ratio was 1.35% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Sustain Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$11.47		$12.41		$10.76		$11.37		$11.29
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		0.01		0.03		0.06		0.05
Net Realized and Unrealized Gain (Loss)	3.33		(0.04)		2.32		0.31		0.45
Total from Investment Operations	3.32		(0.03)		2.35		0.37		0.50
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.01)		(0.10)		(0.08)
Net Realized Gain	(0.31)		(0.90)		(0.69)		(0.88)		(0.34)
Total Distributions	(0.31)		(0.91)		(0.70)		(0.98)		(0.42)
Net Asset Value, End of Period	$14.48		$11.47		$12.41		$10.76		$11.37
Total Return(3)	28.87%		(0.25)%		21.80%		3.31%		4.49%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,437		$1,365		$1,611		$2,194		$2,848
Ratio of Expenses Before Expense Limitation	2.77%		3.73%		4.39%		3.35%		3.06%
Ratio of Expenses After Expense Limitation	1.75	%(4)	1.78	%(4)(5)	1.85	%(4)	1.81	%(4)	1.81	%(4)
Ratio of Net Investment Income (Loss)	(0.09	)%(4)	0.04	%(4)	0.24	%(4)	0.52	%(4)	0.46	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	14%		76%		39%		35%		61%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to April 30, 2018, the maximum ratio was 1.85% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Sustain Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$11.30		$12.26		$10.67		$11.30		$11.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.05)		(0.03)		(0.01)		0.02		(0.03)
Net Realized and Unrealized Gain (Loss)	3.28		(0.02)		2.30		0.32		0.02
Total from Investment Operations	3.23		(0.05)		2.29		0.34		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.01)		(0.09)		(0.12)
Net Realized Gain	(0.31)		(0.90)		(0.69)		(0.88)		(0.34)
Total Distributions	(0.31)		(0.91)		(0.70)		(0.97)		(0.46)
Net Asset Value, End of Period	$14.22		$11.30		$12.26		$10.67		$11.30
Total Return(4)	28.63%		(0.50)%		21.46%		3.06%		(0.13	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,872		$1,846		$1,430		$819		$648
Ratio of Expenses Before Expense Limitation	2.97%		4.00%		4.71%		3.83%		3.80	%(9)
Ratio of Expenses After Expense Limitation	1.98	%(5)	2.02	%(5)(6)	2.10	%(5)	2.10	%(5)	2.10	%(5)(9)
Ratio of Net Investment Income (Loss)	(0.38	)%(5)	(0.24	)%(5)	(0.06	)%(5)	0.17	%(5)	(0.39	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	14%		76%		39%		35%		61%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to April 30, 2018, the maximum ratio was 2.10% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Sustain Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		2015
Net Asset Value, Beginning of Period	$11.58		$12.47		$10.81		$11.43		$11.34
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.05		0.14		0.16		0.16
Net Realized and Unrealized Gain	3.37		0.04		2.34		0.31		0.45
Total from Investment Operations	3.48		0.09		2.48		0.47		0.61
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.08)		(0.13)		(0.21)		(0.18)
Net Realized Gain	(0.31)		(0.90)		(0.69)		(0.88)		(0.34)
Total Distributions	(0.40)		(0.98)		(0.82)		(1.09)		(0.52)
Net Asset Value, End of Period	$14.66		$11.58		$12.47		$10.81		$11.43
Total Return(3)	30.08%		0.66%		22.91%		4.17%		5.38%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,450		$4,847		$12		$11		$11
Ratio of Expenses Before Expense Limitation	1.88%		3.12%		19.10%		19.36%		16.35%
Ratio of Expenses After Expense Limitation	0.85	%(4)	0.85	%(4)(5)	0.95	%(4)	0.95	%(4)	0.95	%(4)
Ratio of Net Investment Income	0.79	%(4)	0.41	%(4)	1.15	%(4)	1.35	%(4)	1.31	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	14%		76%		39%		35%		61%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class IS shares. Prior to April 30, 2018, the maximum ratio was 0.95% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Sustain Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser, each a wholly-owned subsidiary of Morgan Stanley determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$672	$—	$—	$672
Capital Markets	572	—	—	572
Electronic Equipment, Instruments & Components	337	—	—	337
Health Care Equipment & Supplies	5,319	—	—	5,319
Health Care Technology	501	—	—	501
Household Products	2,012	958	—	2,970
Information Technology Services	4,675	—	—	4,675
Insurance	1,024	—	—	1,024
Interactive Media & Services	1,560	—	—	1,560
Life Sciences Tools & Services	886	—	—	886
Media	414	—	—	414
Personal Products	1,006	—	—	1,006
Pharmaceuticals	1,803	—	—	1,803
Professional Services	1,099	—	—	1,099
Semiconductors & Semiconductor Equipment	451	—	—	451
Software	2,978	1,731	—	4,709
Textiles, Apparel & Luxury Goods	578	—	—	578
Total Common Stocks	25,887	2,689	—	28,576
Short-Term Investment
Investment Company	848	—	—	848
Total Assets	$26,735	$2,689	$—	$29,424

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.70%	0.65%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares and 0.85% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $160,000 of advisory fees were waived and approximately $72,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $12,007,000 and $3,148,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$606	$9,089	$8,847	$11
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$848

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$294	$445	$66	$1,105

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$8	$9

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 47.0%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Sustain Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Sustain Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Sustain Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 46.34% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $446,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $294,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

26

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.
31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

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Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
2909108 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Leaders Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Privacy Notice	24
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$1,096.20	$1,019.41	$6.08	$5.85	1.15%
Emerging Markets Leaders Portfolio Class A	1,000.00	1,093.90	1,017.44	8.13	7.83	1.54
Emerging Markets Leaders Portfolio Class C	1,000.00	1,090.20	1,013.66	12.06	11.62	2.29
Emerging Markets Leaders Portfolio Class IS	1,000.00	1,097.10	1,019.71	5.76	5.55	1.09

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Emerging Markets Leaders Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 26.63%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 18.42%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  After a challenging 2018, emerging markets bounced back in 2019 with strong first and fourth quarter performance and some significant monthly volatility in between. Emerging market equities returned 18.42%, as measured by the Index.

•  The top contributors to the Fund's relative performance over the year were our holdings in a Germany-based global athletic apparel maker, a China-based semiconductor chip maker, a private bank in India and an e-commerce operator in Latin America. We believe there are structural tailwinds in the themes represented by these companies.

•  The largest detractors from relative performance were our holdings in a South African quick-service restaurant franchisor and an Indian banking/financial services company (we exited both stocks during the reporting period). Additionally, not owning a South Korean multi-national electronics company that performed well and is among the Index's largest constituents detracted from the Fund's performance relative to the Index.

Management Strategies

•  We remain an all-cap growth strategy investing in structural growth opportunities in emerging market equities. We believe that growth-oriented companies offer the best return prospects in the emerging markets and that these can be found at many different market caps; however, given the inherent volatility and liquidity constraints in these markets, the Emerging Market Leaders (EML) portfolio will generally look to invest into companies with market capitalization larger than $1 billion. We give ourselves the maximum flexibility to invest by region, sector and size, preferring not to limit ourselves to a particular factor or market cap band. The investment universe for the EML strategy is not limited to only those companies listed in the emerging markets but can be listed anywhere, as long as a significant portion of revenue or growth is derived from emerging markets.

•  We consolidated the Fund's portfolio throughout the year, exiting positions which had exceeded our price targets or where the thesis did not pan out as per expectations. We remain confident in the Fund's portfolio as we continue to focus on what we define as "high quality" businesses: those with a high predictability/near certainty of earnings, which are likely to compound at mid to high teens over the next five years, alongside sustainable or improving return on invested capital above the cost of capital. We have continued to focus on companies with management integrity, a proven track record of great capital allocation and lean balance sheets. The businesses that we own in the portfolio are either industry leaders or emerging leaders, with dominant market share, pricing power and sustainable competitive advantages. A focus on quality and avoiding volatile business models helps us avoid downside risks in the portfolio.

•  Our focus is to avoid noise in the market and companies whose earnings have been volatile or where understanding the business model is outside our zone of competence. We are cognizant of global macro issues like trade wars, increasing tariffs, climate change, rising global debt, changing demographics and peak working-age population. We take these issues into account in understanding the impact it can have on the value of individual stocks and the portfolio as a whole. Avoiding the noise allows us to take a longer-term investment horizon of at least three years, where we can carry out in-depth fundamental research and analysis of the company's balance sheet and cash flow generation in addition to the earnings outlook. For all companies, we model out revenue growth expectations; profit margins (looking for stable or expanding) as well as earnings before interest, taxes, depreciation and amortization (EBITDA); profit; and free cash flow.

•  We remain steadfast believers in our investment philosophy that repeatedly investing into high-quality, thematic growth leads to structural, scalable

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

and predictable returns over the long term. A few common hallmarks of such investments include a strong track record of execution/delivery, high returns on invested capital and strong management.

•  We further increased our exposure to the athleisure thematic during the year. We funded a part of this by booking some profits in another winner in this sector, which has been one of our long-standing positions. Another key reason behind increasing our positioning in athleisure is the sector's strong growth in China. This wave of growth is amplified in China due to country-specific factors, including: a) growth in sub-categories, such as running (20%+ revenue compound annual growth rate over two to three years);(i) b) supportive government policies (National Fitness Plan 2016-20, Healthy China Outline 2030); c) surge in demand stimulated by a government push ahead of international sporting events (Tokyo Olympics 2020, Beijing Winter Olympics 2022); and d) a population culturally passionate about sports, now upgrading in spending on athleisure. The revenue growth opportunity is a function of both size and penetration, with China's population four times that of the U.S.

•  The nature of successful businesses has evolved significantly so far in this decade. Hence, today's investments need to reflect this change. While growth in pockets linked to the broader economic backdrop still exists, such growth can be unpredictable with uncertain macro factors, geopolitics and global social outlooks. In this regard, it is of utmost importance to look at disruptive business models, which have been capturing shares from existing "lazy" profit/revenue pools, leading to a collapse of sector level growth (and inflation) or the creation of new industries altogether. Identifying and investing in such businesses that also exhibit our cornerstone philosophy, as discussed in this report, is a logical step for us. These investments display solid, predictable growth that is driven by the strength and efficiency of their business models.

•  With this in mind, we are examining a key thematic which is becoming increasingly relevant for us — Ecosystems. We think about (commercial) ecosystems as platforms that have a network of users interacting with each other or with the service(s) offered by the platform, either online or a combination of online-offline. A common element of such an ecosystem is that it engages and draws in repeat users. A single use case ecosystem will typically have linear economics, unless it is considered to be disruptive in its service offering. Given that our core philosophy requires a track record of profitability, it is most likely that the first (or first few) use case(s) are matured to an extent and exhibit linear economics. However, with a large enough sticky user base, it becomes possible to create additional use cases. This in turn creates non-linear economic returns, with significant operating leverage, simply because the user acquisition and network creation costs are largely fixed and one-time in nature. The additional revenues lead to profitability translating directly from the gross profit level to the net profit level. Mobile data and smartphones proliferation further strengthens these ecosystems.

•  While identifying an investible ecosystem, we look for four qualities: 1. Size of the existing user base, and its ultimate potential size (i.e., Scale and Scalability of the existing network), 2. User stickiness to the platform (i.e., Predictability of incremental engagement, which can translate into monetizable revenues), 3. Additional new use cases, and possible use cases being targeted (i.e., Scalability potential for growth and high-quality returns), and 4. Management capability and intent (i.e., Track record of successful execution while implementing first or first few use cases). The first three factors are essential ingredients for an investible ecosystem. For instance, if user stickiness is high for an existing user base and other use cases are being targeted, profitable growth will still be challenging if there is not enough scale (due to demographics, or population density, etc.). The fourth quality is the most paramount. Given our core investment philosophy, we will only invest if we see enough evidence of successful execution and visible profitability. Without those, we are likely to only monitor ongoing progress. We are steadfast believers in commercial success that can be repeated/replicated predictably, which is the only way to ensure downside protection for our investments.

(i)  Source: MSIM company filings.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2011. Performance shown for the Fund's Class I shares reflects the performance of the Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser for periods prior to close of business on January 5, 2015, when the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization").

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	26.63%	5.56%	—	4.44%
Fund — Class A Shares w/o sales charges(4)	26.08	5.13	—	4.19
Fund — Class A Shares with maximum 5.25% sales charges(4)	19.47	4.01	—	3.53
Fund — Class C Shares w/o sales charges(5)	25.14	—	—	4.09
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	24.14	—	—	4.09
Fund — Class IS Shares w/o sales charges(4)	26.73	5.60	—	4.46
MSCI Emerging Markets Net Index	18.42	5.61	—	2.13
Lipper Emerging Market Funds Index	21.13	5.91	—	2.66

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 26 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

(4)  Pursuant to an agreement and plan of reorganization, between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), following close of business on January 5, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization"). The Private Fund commenced operations on June 30, 2011. The Fund adopted the performance history of the Private Fund. Performance shown for the Fund's Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, the historical returns would be different.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (95.3%)
Argentina (1.9%)
Despegar.com Corp. (a)	75,244	$1,014
Brazil (4.8%)
Pagseguro Digital Ltd., Class A (a)	25,807	882
StoneCo Ltd., Class A (a)	43,132	1,720
		2,602
China (22.5%)
Alibaba Group Holding Ltd. ADR (a)	22,857	4,848
Huazhu Group Ltd. ADR	3,700	148
Li Ning Co., Ltd. (b)	179,000	536
Meituan Dianping, Class B (a)(b)	160,100	2,094
TAL Education Group ADR (a)	18,125	874
Tencent Holdings Ltd. (b)	79,000	3,808
		12,308
Germany (4.6%)
Adidas AG (c)	7,797	2,538
Hong Kong (9.0%)
AIA Group Ltd.	281,000	2,950
Budweiser Brewing Co. APAC Ltd. (a)	583,200	1,968
		4,918
India (25.1%)
Aarti Industries Ltd.	131,250	1,528
Aarti Surfactants Ltd. (a)	4,458	13
Apollo Hospitals Enterprise Ltd.	201,066	4,062
AU Small Finance Bank Ltd.	176,807	1,989
Bajaj Finance Ltd.	28,066	1,665
Crompton Greaves Consumer Electricals Ltd.	160,093	538
HDFC Life Insurance Co., Ltd.	151,632	1,330
Kotak Mahindra Bank Ltd.	111,357	2,628
		13,753
Taiwan (14.8%)
King Slide Works Co., Ltd.	149,000	1,799
Silergy Corp.	34,000	1,078
Taiwan Semiconductor Manufacturing Co., Ltd.	332,000	3,666
Voltronic Power Technology Corp.	65,937	1,573
		8,116
Thailand (3.0%)
Muangthai Capital PCL (Foreign Shares)	760,400	1,616
United States (9.6%)
MercadoLibre, Inc. (a)	3,696	2,114
NIKE, Inc., Class B	19,693	1,995
Visa, Inc., Class A	6,069	1,140
XP, Inc., Class A (a)	713	28
		5,277
Total Common Stocks (Cost $38,702)		52,142
	Shares	Value (000)
Short-Term Investment (5.0%)
Investment Company (5.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $2,729)	2,728,885	$2,729
Total Investments (100.3%) (Cost $41,431) (c)(d)		54,871
Liabilities in Excess of Other Assets (-0.3%)		(184)
Net Assets (100.0%)		$54,687

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $2,538,000 and 4.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $41,980,000. The aggregate gross unrealized appreciation is approximately $13,128,000 and the aggregate gross unrealized depreciation is approximately $237,000, resulting in net unrealized appreciation of approximately $12,891,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Internet & Direct Marketing Retail	18.4%
Other*	15.4
Textiles, Apparel & Luxury Goods	9.2
Semiconductors & Semiconductor Equipment	8.7
Banks	8.4
Insurance	7.8
Health Care Providers & Services	7.4
Interactive Media & Services	6.9
Information Technology Services	6.8
Consumer Finance	6.0
Short-Term Investments	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $38,702)	$52,142
Investment in Security of Affiliated Issuer, at Value (Cost $2,729)	2,729
Total Investments in Securities, at Value (Cost $41,431)	54,871
Foreign Currency, at Value (Cost —@)	—	@
Tax Reclaim Receivable	114
Dividends Receivable	25
Receivable from Affiliate	4
Receivable for Fund Shares Sold	1
Other Assets	98
Total Assets	55,113
Liabilities:
Deferred Capital Gain Country Tax	189
Payable for Fund Shares Redeemed	61
Payable for Professional Fees	56
Payable for Investments Purchased	45
Payable for Advisory Fees	41
Payable for Custodian Fees	12
Payable for Administration Fees	4
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable to the Advisor (Note F)	2
Other Liabilities	8
Total Liabilities	426
Net Assets	$54,687
Net Assets Consist of:
Paid-in-Capital	$41,581
Total Distributable Earnings	13,106
Net Assets	$54,687
CLASS I:
Net Assets	$32,651
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,570,477
Net Asset Value, Offering and Redemption Price Per Share	$12.70
CLASS A:
Net Assets	$1,191
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	95,018
Net Asset Value, Redemption Price Per Share	$12.53
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.22
CLASS C:
Net Assets	$1,007
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	82,751
Net Asset Value, Offering and Redemption Price Per Share	$12.17
CLASS IS:
Net Assets	$19,838
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,560,941
Net Asset Value, Offering and Redemption Price Per Share	$12.71

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Leaders Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $75 of Foreign Taxes Withheld)	$486
Dividends from Security of Affiliated Issuer (Note G)	37
Total Investment Income	523
Expenses:
Advisory Fees (Note B)	444
Professional Fees	110
Registration Fees	60
Custodian Fees (Note F)	54
Administration Fees (Note C)	39
Sub Transfer Agency Fees — Class I	18
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Shareholder Reporting Fees	14
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	9
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	6
Pricing Fees	2
Other Expenses	16
Expenses Before Non Operating Expenses	786
Bank Overdraft Expense	5
Total Expenses	791
Waiver of Advisory Fees (Note B)	(202)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	582
Net Investment Loss	(59)
Realized Gain (Loss):
Investments Sold	2,255
Foreign Currency Translation	(41)
Net Realized Gain	2,214
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $113)	9,889
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	12,103
Net Increase in Net Assets Resulting from Operations	$12,044

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(59)	$195
Net Realized Gain	2,214	1,109
Net Change in Unrealized Appreciation (Depreciation)	9,889	(10,902)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,044	(9,598)
Dividends and Distributions to Shareholders:
Class I	(1,093)	(189)
Class A	(40)	(4)
Class C	(33)	(3)
Class IS	(539)	(72)
Total Dividends and Distributions to Shareholders	(1,705)	(268)
Capital Share Transactions:(1)
Class I:
Subscribed	9,014	8,770
Distributions Reinvested	1,089	153
Redeemed	(23,753)	(35,622)
Class A:
Subscribed	76	387
Distributions Reinvested	40	4
Redeemed	(155)	(270)
Class C:
Subscribed	150	314
Distributions Reinvested	33	3
Redeemed	(123)	(325)
Class IS:
Subscribed	3,649	—
Distributions Reinvested	539	72
Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,441)	(26,514)
Redemption Fees	— @	— @
Total Increase (Decrease) in Net Assets	898	(36,380)
Net Assets:
Beginning of Period	53,789	90,169
End of Period	$54,687	$53,789
(1) Capital Share Transactions:
Class I:
Shares Subscribed	806	757
Shares Issued on Distributions Reinvested	87	14
Shares Redeemed	(2,098)	(3,029)
Net Decrease in Class I Shares Outstanding	(1,205)	(2,258)
Class A:
Shares Subscribed	7	32
Shares Issued on Distributions Reinvested	3	— @@
Shares Redeemed	(14)	(24)
Net Increase (Decrease) in Class A Shares Outstanding	(4)	8
Class C:
Shares Subscribed	14	29
Shares Issued on Distributions Reinvested	3	— @@
Shares Redeemed	(12)	(29)
Net Increase in Class C Shares Outstanding	5	— @@
Class IS:
Shares Subscribed	287	—
Shares Issued on Distributions Reinvested	43	7
Net Increase in Class IS Shares Outstanding	330	7

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
	Year Ended December 31,								Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$10.38		$12.14		$9.73		$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.02)		0.03		0.08		0.04		0.06
Net Realized and Unrealized Gain (Loss)	2.78		(1.74)		2.45		0.25		(0.49)
Total from Investment Operations	2.76		(1.71)		2.53		0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.08)		(0.01)		(0.12)
Net Realized Gain	(0.44)		(0.04)		(0.04)		—		—
Paid-in-Capital	—		—		—		(0.00	)(4)	—
Total Distributions	(0.44)		(0.05)		(0.12)		(0.01)		(0.12)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$12.70		$10.38		$12.14		$9.73		$9.45
Total Return(5)	26.63%		(14.12)%		26.01%		3.08%		(4.26	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,651		$39,206		$73,273		$25,374		$13,379
Ratio of Expenses Before Expense Limitation	1.57%		1.48%		1.43%		1.32%		2.80	%(8)
Ratio of Expenses After Expense Limitation	1.17	%(6)	1.17	%(6)	1.11	%(6)	1.10	%(6)	1.14	%(6)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.16	%(6)	1.16	%(6)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.14	)%(6)	0.29	%(6)	0.67	%(6)	0.37	%(6)	0.65	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.01	%(8)
Portfolio Turnover Rate	58%		47%		79%		45%		36%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Income would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
	Year Ended December 31,								Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$10.29		$12.06		$9.67		$9.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.05)		(0.00	)(4)	0.02		(0.03)		0.02
Net Realized and Unrealized Gain (Loss)	2.73		(1.73)		2.44		0.28		(0.48)
Total from Investment Operations	2.68		(1.73)		2.46		0.25		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)		(0.01)		(0.11)
Net Realized Gain	(0.44)		(0.04)		(0.04)		—		—
Paid-in-Capital	—		—		—		(0.00	)(4)	—
Total Distributions	(0.44)		(0.04)		(0.07)		(0.01)		(0.11)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$12.53		$10.29		$12.06		$9.67		$9.43
Total Return(5)	26.08%		(14.41)%		25.46%		2.63%		(4.61	)%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,191		$1,024		$1,102		$821		$182
Ratio of Expenses Before Expense Limitation	2.04%		1.93%		2.01%		1.96%		5.89	%(8)
Ratio of Expenses After Expense Limitation	1.55	%(6)	1.55	%(6)	1.54	%(6)	1.53	%(6)	1.54	%(6)(8)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.54	%(6)	1.54	%(6)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.45	)%(6)	(0.04	)%(6)	0.18	%(6)	(0.33	)%(6)	0.21	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.01	%(8)
Portfolio Turnover Rate	58%		47%		79%		45%		36%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$10.08		$11.90		$9.59		$9.42		$10.61
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.13)		(0.09)		(0.06)		(0.10)		(0.06)
Net Realized and Unrealized Gain (Loss)	2.66		(1.69)		2.41		0.28		(1.07)
Total from Investment Operations	2.53		(1.78)		2.35		0.18		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.06)
Net Realized Gain	(0.44)		(0.04)		(0.04)		—		—
Paid-in-Capital	—		—		—		(0.00	)(4)	—
Total Distributions	(0.44)		(0.04)		(0.04)		(0.01)		(0.06)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$12.17		$10.08		$11.90		$9.59		$9.42
Total Return(5)	25.14%		(15.02)%		24.53%		1.89%		(10.61	)%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,007		$780		$926		$587		$100
Ratio of Expenses Before Expense Limitation	2.82%		2.75%		2.80%		3.08%		5.73	%(9)
Ratio of Expenses After Expense Limitation	2.30	%(6)	2.30	%(6)	2.29	%(6)	2.28	%(6)	2.30	%(6)(9)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	2.29	%(6)	2.29	%(6)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.18	)%(6)	(0.83	)%(6)	(0.49	)%(6)	(0.99	)%(6)	(0.85	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.00	%(7)(9)
Portfolio Turnover Rate	58%		47%		79%		45%		36%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per sharebasis and did not impact the total return of Class C shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
	Year Ended December 31,								Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2019		2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$10.38		$12.14		$9.73		$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.00	(4)	0.04		0.08		(0.00	)(4)	0.07
Net Realized and Unrealized Gain (Loss)	2.77		(1.74)		2.45		0.29		(0.50)
Total from Investment Operations	2.77		(1.70)		2.53		0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		(0.08)		(0.01)		(0.12)
Net Realized Gain	(0.44)		(0.04)		(0.04)		—		—
Paid-in-Capital	—		—		—		(0.00	)(4)	—
Total Distributions	(0.44)		(0.06)		(0.12)		(0.01)		(0.12)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$12.71		$10.38		$12.14		$9.73		$9.45
Total Return(5)	26.73%		(14.03)%		26.02%		3.09%		(4.25	)%(9)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,838		$12,779		$14,868		$88,880		$15,925
Ratio of Expenses Before Expense Limitation	1.53%		1.44%		1.42%		1.31%		2.65	%(10)
Ratio of Expenses After Expense Limitation	1.10	%(6)	1.10	%(6)	1.09	%(6)	1.08	%(6)	1.12	%(6)(7)(10)
Ratio of Expenses After Expense Limitation Excluding Non-Operating Expenses	1.09	%(6)	1.09	%(6)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	0.00	%(6)(8)	0.38	%(6)	0.72	%(6)	(0.00	)%(6)(8)	0.75	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.02%		0.01	%(10)
Portfolio Turnover Rate	58%		47%		79%		45%		36%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses After Expense Limitation and the Ratio of Net Investment Loss would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.15% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Leaders Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price,

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$4,617	$—	$—	$4,617
Beverages	1,968	—	—	1,968
Capital Markets	28	—	—	28
Chemicals	1,528	13	—	1,541
Consumer Finance	1,665	1,616	—	3,281
Diversified Consumer Services	874	—	—	874
Electrical Equipment	1,573	—	—	1,573
Health Care Providers & Services	4,062	—	—	4,062
Hotels, Restaurants & Leisure	148	—	—	148
Household Durables	538	—	—	538
Information Technology Services	3,742	—	—	3,742
Insurance	4,280	—	—	4,280
Interactive Media & Services	3,808	—	—	3,808
Internet & Direct Marketing Retail	10,070	—	—	10,070
Machinery	1,799	—	—	1,799
Semiconductors & Semiconductor Equipment	4,744	—	—	4,744
Textiles, Apparel & Luxury Goods	2,531	2,538	—	5,069
Total Common Stocks	47,975	4,167	—	52,142
Short-Term Investment
Investment Company	2,729	—	—	2,729
Total Assets	$50,704	$4,167	$—	$54,871

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result,

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $202,000 of advisory fees were waived and approximately $4,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $27,718,000 and $39,872,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,782	$31,067	$30,120	$37
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$2,729

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$1,705	$61	$207

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(151)	$151

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7	$565

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 77.4%.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Leaders Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Leaders Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from January 5, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Leaders Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from January 5, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $1,856,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

24

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLANN
2916001 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I	$1,000.00	$1,119.80	$1,019.76	$5.77	$5.50	1.08%
Asia Opportunity Portfolio Class A	1,000.00	1,117.70	1,018.45	7.15	6.82	1.34
Asia Opportunity Portfolio Class C	1,000.00	1,113.80	1,014.37	11.46	10.92	2.15
Asia Opportunity Portfolio Class IS	1,000.00	1,120.00	1,020.01	5.50	5.24	1.03

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Asia Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 44.74%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country Asia ex Japan Net Index (the "Index"), which returned 18.17%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove global equities sharply higher over 2019. Asia ex Japan equities lagged the broader global market's advance, but nonetheless ended the year with a strong positive return (as measured by the Index). Asian markets remained sensitive to trade conflict headlines while economic growth across the region moderated in response to waning global demand and slowing manufacturing activity. However, monetary and fiscal stimulus measures, particularly in China; U.S. dollar weakness; and an easing in U.S.-China trade tensions later in the year helped buoy share prices.

•  Asian equity markets advanced by 18.17% for the 12-month period ended December 31, 2019, as measured by the Index. Our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  Our stock selection in the consumes staples sector, along with stock selection and a sector overweight in consumer discretionary, contributed the most to the Fund's relative performance.

•  The main detractors from relative performance were a sector underweight in the information technology sector and sector overweights in the consumer staples and health care sectors.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing in high quality established and emerging companies located in Asia (excluding Japan) that the investment team believes are undervalued at the time of purchase. To achieve its objective, we seek companies with sustainable competitive advantages and long-term growth that creates value, rather than focusing on short-term events, with stock selection informed by rigorous fundamental analysis.

•  At the close of the period, consumer discretionary represented the largest sector weight in the portfolio, followed by financials, consumer staples and communication services. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, consumer staples, communication services and health care, and underweight positions in information technology, financials, industrials, real estate, materials, energy and utilities. The Fund had no holdings in energy, real estate, industrial and utilities at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Asia Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 29, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country Asia ex Japan Net Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	44.74%	—	—	21.57%
Fund — Class A Shares w/o sales charges(4)	44.17	—	—	21.16
Fund — Class A Shares with maximum 5.25% sales charges(4)	36.60	—	—	19.55
Fund — Class C Shares w/o sales charges(4)	43.21	—	—	20.25
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	42.21	—	—	20.25
Fund — Class IS Shares w/o sales charges(4)	44.82	—	—	21.63
MSCI All Country Asia ex Japan Net Index	18.17	—	—	10.82
Lipper Pacific Region ex Japan Funds Index	18.91	—	—	8.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country Asia ex Japan Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 29, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (89.5%)
China (61.2%)
Alibaba Group Holding Ltd. ADR (a)	34,701	$7,360
China East Education Holdings Ltd. (a)(b)	1,452,500	3,042
China Resources Beer Holdings Co., Ltd. (b)	1,158,300	6,407
Foshan Haitian Flavouring & Food Co., Ltd., Class A	227,928	3,518
GSX Techedu, Inc. ADR (a)	182,927	3,999
Haidilao International Holding Ltd. (b)(c)	460,000	1,848
Hangzhou Tigermed Consulting Co., Ltd., Class A	628,479	5,698
Huazhu Group Ltd. ADR	159,754	6,401
HUYA, Inc. ADR (a)(d)	284,653	5,110
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	603,692	2,681
Kweichow Moutai Co., Ltd., Class A	31,394	5,332
Meituan Dianping, Class B (a)(b)(d)	596,700	7,803
Poly Property Development Co., Ltd., Class H (a)(b)	7,200	43
Shenzhou International Group Holdings Ltd. (b)	453,400	6,627
TAL Education Group ADR (a)	116,951	5,637
Tencent Holdings Ltd. (b)	131,100	6,319
Trip.com Group Ltd. ADR (a)	186,924	6,269
		84,094
Hong Kong (4.8%)
AIA Group Ltd.	621,700	6,526
India (8.2%)
HDFC Bank Ltd. ADR	178,710	11,325
Korea, Republic of (4.8%)
NAVER Corp.	40,915	6,583
Taiwan (10.0%)
Nien Made Enterprise Co., Ltd.	318,000	2,938
Silergy Corp.	137,000	4,342
Taiwan Semiconductor Manufacturing Co., Ltd.	586,000	6,471
		13,751
United States (0.5%)
New Frontier Health Corp. (a)	73,619	723
Total Common Stocks (Cost $98,808)		123,002
	Shares	Value (000)
Short-Term Investment (10.9%)
Investment Company (10.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $14,961)	14,960,649	$14,961
Total Investments Excluding Purchased Options (100.4%) (Cost $113,769)		137,963
Total Purchased Options Outstanding (0.0%) (Cost $179)		24
Total Investments (100.4%) (Cost $113,948) Including $12,526 of Securities Loaned (e)(f)		137,987
Liabilities in Excess of Other Assets (–0.4%)		(605)
Net Assets (100.0%)		$137,382

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at December 31, 2019.

(e)  The approximate fair value and percentage of net assets, $6,583,000 and 4.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $114,771,000. The aggregate gross unrealized appreciation is approximately $24,705,000 and the aggregate gross unrealized depreciation is approximately $1,489,000, resulting in net unrealized appreciation of approximately $23,216,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Asia Opportunity Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	7,220,087	7,220	$—	@	$37	$(37)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	12,095,307	12,095	8		62	(54)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	14,875,913	14,876	16		80	(64)
							$24		$179	$(155)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	24.6%
Internet & Direct Marketing Retail	15.5
Short-Term Investments	10.8
Interactive Media & Services	9.4
Diversified Consumer Services	9.2
Beverages	8.5
Banks	8.2
Semiconductors & Semiconductor Equipment	7.8
Hotels, Restaurants & Leisure	6.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Asia Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $98,987)	$123,026
Investment in Security of Affiliated Issuer, at Value (Cost $14,961)	14,961
Total Investments in Securities, at Value (Cost $113,948)	137,987
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	848
Dividends Receivable	37
Receivable from Affiliate	17
Receivable from Securities Lending Income	2
Other Assets	54
Total Assets	138,945
Liabilities:
Payable for Investments Purchased	1,032
Payable for Fund Shares Redeemed	267
Payable for Advisory Fees	175
Payable for Professional Fees	37
Payable for Shareholder Services Fees — Class A	9
Payable for Distribution and Shareholder Services Fees — Class C	6
Payable for Custodian Fees	11
Payable for Administration Fees	9
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	10
Total Liabilities	1,563
Net Assets	$137,382
Net Assets Consist of:
Paid-in-Capital	$116,761
Total Distributable Earnings	20,621
Net Assets	$137,382
CLASS I:
Net Assets	$83,805
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,986,591
Net Asset Value, Offering and Redemption Price Per Share	$21.02
CLASS A:
Net Assets	$45,111
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,169,432
Net Asset Value, Redemption Price Per Share	$20.79
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.15
Maximum Offering Price Per Share	$21.94
CLASS C:
Net Assets	$8,445
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	414,892
Net Asset Value, Offering and Redemption Price Per Share	$20.35
CLASS IS:
Net Assets	$21
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,001
Net Asset Value, Offering and Redemption Price Per Share	$21.04
(1) Including: Securities on Loan, at Value:	$12,526

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Asia Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $81 of Foreign Taxes Withheld)	$649
Dividends from Security of Affiliated Issuer (Note G)	125
Income from Securities Loaned — Net	51
Total Investment Income	825
Expenses:
Advisory Fees (Note B)	570
Shareholder Services Fees — Class A (Note D)	41
Distribution and Shareholder Services Fees — Class C (Note D)	51
Professional Fees	76
Registration Fees	67
Administration Fees (Note C)	57
Custodian Fees (Note F)	50
Sub Transfer Agency Fees — Class I	27
Sub Transfer Agency Fees — Class A	11
Sub Transfer Agency Fees — Class C	3
Shareholder Reporting Fees	22
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	6
Pricing Fees	2
Other Expenses	23
Total Expenses	1,017
Waiver of Advisory Fees (Note B)	(124)
Rebate from Morgan Stanley Affiliate (Note G)	(12)
Reimbursement of Class Specific Expenses — Class I (Note B)	(5)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	874
Net Investment Loss	(49)
Realized Loss:
Investments Sold	(1,039)
Foreign Currency Translation	(31)
Net Realized Loss	(1,070)
Change in Unrealized Appreciation (Depreciation):
Investments	24,040
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	24,040
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	22,970
Net Increase in Net Assets Resulting from Operations	$22,921

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Asia Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(49)	$(26)
Net Realized Loss	(1,070)	(2,360)
Net Change in Unrealized Appreciation (Depreciation)	24,040	(5,626)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,921	(8,012)
Dividends and Distributions to Shareholders:
Class I	(37)	(184)
Class A	—	(55)
Class C	—	(17)
Class IS	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(37)	(256)
Capital Share Transactions:(1)
Class I:
Subscribed	49,930	25,301
Distributions Reinvested	37	135
Redeemed	(7,719)	(10,225)
Class A:
Subscribed	46,014	14,058
Distributions Reinvested	—	55
Redeemed	(13,086)	(8,094)
Class C:
Subscribed	4,940	3,603
Distributions Reinvested	—	17
Redeemed	(653)	(813)
Class IS:
Distributions Reinvested	— @	—
Net Increase in Net Assets Resulting from Capital Share Transactions	79,463	24,037
Redemption Fees	29	3
Total Increase in Net Assets	102,376	15,772
Net Assets:
Beginning of Period	35,006	19,234
End of Period	$137,382	$35,006
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,659	1,448
Shares Issued on Distributions Reinvested	2	8
Shares Redeemed	(428)	(643)
Net Increase in Class I Shares Outstanding	2,233	813
Class A:
Shares Subscribed	2,421	817
Shares Issued on Distributions Reinvested	—	3
Shares Redeemed	(732)	(510)
Net Increase in Class A Shares Outstanding	1,689	310
Class C:
Shares Subscribed	269	208
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(36)	(53)
Net Increase in Class C Shares Outstanding	233	156
Class IS:
Shares Issued on Distributions Reinvested	— @@	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Asia Opportunity Portfolio

	Class I
	Year Ended December 31,								Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2019		2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$14.53		$16.92		$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.02		0.01		(0.04)		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	6.47		(2.30)		7.47		(0.10)		0.03
Total from Investment Operations	6.49		(2.29)		7.43		(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		—		(0.08)		—
Net Realized Gain	—		(0.10)		(0.19)		—		—
Paid-in-Capital	—		—		—		(0.14)		—
Total Distributions	(0.01)		(0.10)		(0.19)		(0.22)		—
Redemption Fees	0.01		0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$21.02		$14.53		$16.92		$9.68		$10.03
Total Return(4)	44.74%		(13.65)%		76.82%		(1.34)%		0.30	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$83,805		$25,479		$15,913		$5,405		$5,587
Ratio of Expenses Before Expense Limitation	1.28%		1.67%		3.10%		5.28%		125.50	%(7)
Ratio of Expenses After Expense Limitation	1.08	%(5)	1.09	%(5)	1.06	%(5)	1.08	%(5)	1.03	%(5)(7)
Ratio of Net Investment Income (Loss)	0.11	%(5)	0.04	%(5)	(0.27	)%(5)	(0.31	)%(5)	(0.71	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.01%		0.04	%(7)
Portfolio Turnover Rate	27%		63%		50%		44%		0	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Asia Opportunity Portfolio

	Class A
	Year Ended December 31,								Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2019		2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$14.42		$16.84		$9.67		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.04)		(0.10)		(0.08)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	6.42		(2.28)		7.46		(0.09)		0.03
Total from Investment Operations	6.36		(2.32)		7.36		(0.17)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.05)		—
Net Realized Gain	—		(0.10)		(0.19)		—		—
Paid-in-Capital	—		—		—		(0.14)		—
Total Distributions	—		(0.10)		(0.19)		(0.19)		—
Redemption Fees	0.01		0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$20.79		$14.42		$16.84		$9.67		$10.03
Total Return(4)	44.17%		(13.89)%		76.17%		(1.67)%		0.30	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$45,111		$6,930		$2,873		$535		$10
Ratio of Expenses Before Expense Limitation	1.56%		2.05%		3.50%		6.36%		139.50	%(7)
Ratio of Expenses After Expense Limitation	1.37	%(5)	1.44	%(5)	1.44	%(5)	1.44	%(5)	1.40	%(5)(7)
Ratio of Net Investment Loss	(0.33	)%(5)	(0.22	)%(5)	(0.69	)%(5)	(0.78	)%(5)	(1.09	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.01%		0.05	%(7)
Portfolio Turnover Rate	27%		63%		50%		44%		0	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Asia Opportunity Portfolio

	Class C
	Year Ended December 31,								Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2019		2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$14.21		$16.73		$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.17)		(0.15)		(0.22)		(0.14)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	6.30		(2.27)		7.46		(0.10)		0.03
Total from Investment Operations	6.13		(2.42)		7.24		(0.24)		0.03
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.10)		(0.19)		—		—
Paid-in-Capital	—		—		—		(0.11)		—
Total Distributions	—		(0.10)		(0.19)		(0.11)		—
Redemption Fees	0.01		0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$20.35		$14.21		$16.73		$9.68		$10.03
Total Return(4)	43.21%		(14.58)%		74.85%		(2.44)%		0.30	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,445		$2,582		$431		$10		$10
Ratio of Expenses Before Expense Limitation	2.33%		2.80%		5.26%		27.34%		140.25	%(7)
Ratio of Expenses After Expense Limitation	2.14	%(5)	2.19	%(5)	2.19	%(5)	2.19	%(5)	2.17	%(5)(7)
Ratio of Net Investment Loss	(0.95	)%(5)	(0.92	)%(5)	(1.51	)%(5)	(1.42	)%(5)	(1.84	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.01%		0.03	%(7)
Portfolio Turnover Rate	27%		63%		50%		44%		0	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Asia Opportunity Portfolio

	Class IS
	Year Ended December 31,								Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2019		2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$14.54		$16.92		$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.03		0.01		(0.02)		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	6.48		(2.29)		7.45		(0.10)		0.03
Total from Investment Operations	6.51		(2.28)		7.43		(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		—		(0.08)		—
Net Realized Gain	—		(0.10)		(0.19)		—		—
Paid-in-Capital	—		—		—		(0.14)		—
Total Distributions	(0.02)		(0.10)		(0.19)		(0.22)		—
Redemption Fees	0.01		0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$21.04		$14.54		$16.92		$9.68		$10.03
Total Return(4)	44.82%		(13.59)%		76.82%		(1.29)%		0.30	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$21		$15		$17		$10		$10
Ratio of Expenses Before Expense Limitation	11.85%		13.31%		17.65%		25.20%		139.25	%(7)
Ratio of Expenses After Expense Limitation	1.03	%(5)	1.04	%(5)	1.04	%(5)	1.04	%(5)	1.02	%(5)(7)
Ratio of Net Investment Income (Loss)	0.19	%(5)	0.05	%(5)	(0.18	)%(5)	(0.26	)%(5)	(0.69	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.01%		0.01%		0.03	%(7)
Portfolio Turnover Rate	27%		63%		50%		44%		0	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asia Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$11,325	$—	$—	$11,325
Beverages	11,739	—	—	11,739
Diversified Consumer Services	12,678	—	—	12,678
Entertainment	5,110	—	—	5,110
Food Products	6,199	—	—	6,199
Health Care Providers & Services	—	723	—	723
Hotels, Restaurants & Leisure	8,249	—	—	8,249
Household Durables	2,938	—	—	2,938
Insurance	6,526	—	—	6,526
Interactive Media & Services	6,319	6,583	—	12,902
Internet & Direct Marketing Retail	21,432	—	—	21,432
Life Sciences Tools & Services	5,698	—	—	5,698
Real Estate Management & Development	43	—	—	43
Semiconductors & Semiconductor Equipment	10,813	—	—	10,813
Textiles, Apparel & Luxury Goods	6,627	—	—	6,627
Total Common Stocks	115,696	7,306	—	123,002
Call Options Purchased	—	24	—	24
Short-Term Investment
Investment Company	14,961	—	—	14,961
Total Assets	$130,657	$7,330	$—	$137,987

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2019, the Fund did not have any outstanding repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$24	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized ap-

preciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(113	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(64	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$24	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions un-

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

der Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas	$—	@	$—	$—	$—	@
Royal Bank of Scotland	24		—	—	24
Total	$24	(a)	$—	$—	$24

@ Value is less than $500.

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	28,812,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$12,526	(e)	$—	$(12,526	)(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received non-cash collateral of approximately $13,188,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $124,000 of advisory fees were waived and ap-

proximately $7,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $83,336,000 and $17,725,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$883	$60,449	$46,371	$125
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$14,961

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:	2018 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$37	$256

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$190	$(190)

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $2,541,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2019, the Fund intends to defer to January 1, 2020 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$7	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The

Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 43.0%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asia Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Asia Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from December 29, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Asia Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from December 29, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $118,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

26

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIASOPPANN
2920391 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Small Cap Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Emerging Markets Small Cap Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Emerging Markets Small Cap Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Small Cap Portfolio Class I	$1,000.00	$1,005.60	$1,018.65	$6.57	$6.61	1.30%
Emerging Markets Small Cap Portfolio Class A	1,000.00	1,004.00	1,016.89	8.32	8.39	1.65
Emerging Markets Small Cap Portfolio Class C	1,000.00	1,000.00	1,013.11	12.10	12.18	2.40
Emerging Markets Small Cap Portfolio Class IS	1,000.00	1,005.30	1,018.90	6.32	6.36	1.25

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Emerging Markets Small Cap Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.98%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Small Cap Net Index (the "Index"), which returned 11.50%.

Factors Affecting Performance

•  Emerging markets (EM) small-cap equities underperformed the broad emerging markets equities universe during the one-year period ending December 31, 2019, with the Index returning 11.50% versus the MSCI Emerging Markets Net Index's return of 18.42%.

•  Positive contributors to the Fund's performance during the period included our stock selection in India and Indonesia, and our stock selection in and underweight allocations to Korea and Thailand. Our zero allocation to Chile also contributed strongly.

•  Key detractors from performance included the Fund's stock selection in Brazil and China. From a style perspective, value outperformed growth in both markets. In Brazil's small-cap market, value stocks increased 61.5% versus growth stocks at 43.7% for the year and in China's small-cap market, growth was down 0.3% versus value returning 14%.(i) We continue to believe a quality and growth approach to small caps offers attractive opportunities for investment discovery and exposure to growth and domestic demand in EM.

•  Our stock selection in and underweight allocation to Taiwan also detracted. Taiwan represents 20% of the small-cap Index and was one of the best performing small-cap markets in 2019. The rally was largely driven by technology, in which we have been historically underweight given the volatility of the sector.

•  From a sector perspective, our stock selection in financials and industrials contributed strongly to returns. Our stock selection in and underweight allocation to information technology detracted from returns.

Management Strategies

•  In every decade since World War II, global investors have flocked to a hot new theme, which booms for about 10 years only to underperform in the years that follow. The well-known surges of more recent times have included the spectacular surge in Japanese stocks during the 1980s, which gave way to the American-led tech boom in the 1990s, and then to emerging markets dominating in the 2000s. The 2010s saw outsized returns for U.S. mega caps.

•  Today the world's five largest companies account for just under 10% of global stock market capitalization, a peak last reached at the height of the tech bubble in 2001.(ii) The top 10 largest companies account for close to 14%, and seven of the top 10 are American companies. But churn is the norm: top 10 companies of one decade have a less than one-in-five chance of staying top 10 for a second straight decade.(iii)

•  The 2010s were a decade of mega caps: companies with a market cap over $200 billion. But smaller is likely to be beautiful for companies, too, in the 2020s. U.S. small caps are historically cheap relative to large caps; the last time they were this cheap was 2001, and before that it was the 1930s. In EM, smaller stocks (the bottom fifth by market cap) are trading lower relative to large caps than at any time since records began in the 1990s.(iv)

•  There are a number of reasons to expect a comeback of smaller companies, including the fact that today's tech giants provide internet platforms on which start-ups thrive, as well as cloud computing services that help smaller firms scale up quickly. Thus, the tech mega caps of 2020 may be nurturing the mega caps of 2030.

•  As the four Ds — de-globalization, debt accumulation, declining productivity and demographic pressures — keep global growth constrained, equity investors are increasingly rewarding those emerging markets countries and companies that can generate accelerating growth. We believe that shifting global economic forces could set the stage for a comeback by certain emerging markets, and particularly for domestic-oriented businesses within these markets, over the next decade.

(i)  Source: FactSet, as of December 31, 2019. Based on MSCI country small-cap growth and value indexes.

(ii)  Source: MSIM, Bloomberg L.P., Factset, Haver Analytics, as of January 2020.

(iii)  Source: Bloomberg L.P. Size is measured by market capitalization.

(iv)  Source: MSIM, Bloomberg L.P., Factset, Haver Analytics, as of January 2020. The analysis uses Fama-French cap-weighted largest and smallest size deciles.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Emerging Markets Small Cap Portfolio

•  To invest in a world economy slowed by these factors, we think investors need to adjust downward their expectations of what is considered "fast" growth and focus on the most resilient and promising economies. For countries with average incomes under $5,000, we think that 5% is the new 7%; for those with income up to $15,000, 3% to 4% should be considered successful growth. With expectations thus recalibrated, we are focusing our portfolio on economies largely insulated against the "four Ds." This includes countries that still have growing populations (such as Vietnam, India and the Philippines) or strong domestic markets relatively immune to trade wars (India, Indonesia and Egypt).

•  In our portfolio, we remain invested in good quality, growth-oriented companies capable of sustaining or expanding their earnings as a result of healthy or improving domestic demand and resistance to declines in global trade. Our aggregate sector overweights are in the consumer discretionary sector, including education, leisure and retail, as well as banks benefiting from increased digitization and media and entertainment companies — which we believe should benefit from the economic recovery and expansion phase that most EM countries only began to enter in the past couple years.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 15, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Small Cap Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	12.98%	—	—	6.14%
Fund — Class A Shares w/o sales charges(4)	12.51	—	—	5.73
Fund — Class A Shares with maximum 5.25% sales charges(4)	6.64	—	—	4.34
Fund — Class C Shares w/o sales charges(4)	11.69	—	—	4.94
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	10.69	—	—	4.94
Fund — Class IS Shares w/o sales charges(4)	12.93	—	—	6.15
MSCI Emerging Markets Small Cap Net Index	11.50	—	—	6.69
Lipper Emerging Markets Funds Index	21.13	—	—	11.92

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Brazil (8.7%)
Afya Ltd., Class A (a)	38,165	$1,035
Banco ABC Brasil SA (Preference)	203,893	1,026
BK Brasil Operacao e Assessoria a Restaurantes SA	208,102	923
Fleury SA	108,903	830
Odontoprev SA	165,338	695
TOTVS SA	40,191	646
YDUQS Part	63,188	750
		5,905
China (12.7%)
Baozun, Inc. ADR (a)(b)	26,795	888
Beijing Thunisoft Corp., Ltd., Class A	184,254	672
Chengdu Jiafaantai Education Technology Co., Ltd.	23,700	100
China CYTS Tours Holding Co., Ltd., Class A	381,140	689
China Education Group Holdings Ltd. (c)	608,000	796
China Foods Ltd. (c)	774,000	299
China New Higher Education Group Ltd. (c)	2,299,000	894
DouYu International Holdings Ltd. ADR (a)(b)	97,508	826
Focused Photonics Hangzhou, Inc., Class A	227,200	545
Grandblue Environment Co., Ltd.	40,100	101
JNBY Design Ltd. (c)	518,500	696
Laobaixing Pharmacy Chain JSC, Class A	80,700	742
LexinFintech Holdings Ltd. ADR (a)	52,337	727
OneSmart International Education Group Ltd. ADR (a)	71,263	475
Shenzhen Airport Co., Ltd., Class A	68,100	96
Zhejiang New Century Hotel Management Co., Ltd.	22,200	44
		8,590
Egypt (2.3%)
Cleopatra Hospital (a)	1,870,198	678
Egyptian Financial Group-Hermes Holding Co.	571,251	596
Juhayna Food Industries	531,265	285
		1,559
India (16.6%)
Aarti Industries Ltd.	62,095	723
Bharat Forge Ltd.	96,427	653
Blue Star Ltd.	82,002	966
Cholamandalam Investment and Finance Co., Ltd.	198,697	850
CreditAccess Grameen Ltd. (a)	86,846	934
Dilip Buildcon Ltd.	142,831	806
Gujarat Gas Ltd.	301,653	1,004
Gulf Oil Lubricants India Ltd.	66,926	755
Inox Leisure Ltd.	135,967	728
L&T Finance Holdings Ltd.	473,682	787
Phoenix Mills Ltd.	15,387	179
PVR Ltd.	33,678	896
Sterlite Technologies Ltd.	580,841	965
TCI Express Ltd.	87,726	912
Westlife Development Ltd. (a)	26,650	128
		11,286
	Shares	Value (000)
Indonesia (5.1%)
Ace Hardware Indonesia Tbk PT	6,333,000	$682
Bank Tabungan Negara Persero Tbk PT	435,900	67
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (a)	2,325,200	711
Digital Mediatama Maxima Tbk PT (a)	34,010,700	603
Map Aktif Adiperkasa PT (a)	233,800	89
Mitra Adiperkasa Tbk PT	8,764,000	666
Nippon Indosari Corpindo Tbk PT	6,582,000	616
		3,434
Kenya (1.1%)
KCB Group Ltd.	1,365,170	728
Korea, Republic of (15.8%)
AfreecaTV Co., Ltd.	14,503	863
BGF retail Co., Ltd.	4,894	716
BusinessOn Communication Co., Ltd.	32,590	398
Classys, Inc.	66,229	807
Dentium Co., Ltd.	18,623	866
Douzone Bizon Co., Ltd.	13,717	959
Ecopro BM Co., Ltd.	22,106	1,009
F&F Co., Ltd.	8,332	804
Hotel Shilla Co., Ltd.	8,995	703
Innocean Worldwide, Inc.	14,435	886
JYP Entertainment Corp.	38,450	800
Koh Young Technology, Inc.	7,760	707
MegaStudyEdu Co., Ltd.	21,380	768
SaraminHR Co., Ltd.	16,817	450
		10,736
Kuwait (0.6%)
Humansoft Holding Co. KSC	40,840	406
Malaysia (1.9%)
AEON Credit Service M Bhd	189,200	654
Bermaz Auto Bhd	1,305,400	670
		1,324
Mexico (1.5%)
Gentera SAB de CV	775,127	795
Unifin Financiera SAB de CV SOFOM ENR	134,354	220
		1,015
Pakistan (1.1%)
MCB Bank Ltd.	547,764	746
Philippines (3.8%)
MacroAsia Corp.	1,704,650	555
Puregold Price Club, Inc.	832,000	652
Security Bank Corp.	188,230	724
Wilcon Depot, Inc.	1,796,000	639
		2,570
Poland (1.0%)
Dino Polska SA (a)	17,671	671
Russia (1.5%)
HeadHunter Group PLC ADR (b)	47,872	1,027

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Saudi Arabia (2.3%)
Leejam Sports Co., JSC	32,347	$699
United Electronics Co.	41,602	831
		1,530
South Africa (2.0%)
Advtech Ltd.	860,460	663
Transaction Capital Ltd.	471,750	711
		1,374
Taiwan (15.0%)
ASPEED Technology, Inc.	31,000	992
Bizlink Holding, Inc.	116,560	877
Cub Elecparts, Inc.	92,556	770
King Slide Works Co., Ltd.	63,000	761
Merida Industry Co., Ltd.	155,000	913
Power Wind Health Industry, Inc.	102,000	682
Poya International Co., Ltd.	67,492	949
Sunny Friend Environmental Technology Co., Ltd.	112,000	874
Taiwan Hon Chuan Enterprise Co., Ltd.	363,000	751
Taiwan Paiho Ltd.	373,000	1,049
TCI Co., Ltd.	73,072	695
Vanguard International Semiconductor Corp.	340,000	899
		10,212
Thailand (2.1%)
Muangthai Capital PCL (Foreign Shares)	331,000	703
Plan B Media Pcl	2,836,700	719
		1,422
United Arab Emirates (1.2%)
Network International Holdings PLC (a)	97,453	828
Vietnam (2.0%)
Sai Gon Cargo Service Corp.	123,720	641
Vincom Retail JSC	469,360	688
		1,329
Total Common Stocks (Cost $61,196)		66,692
	Shares	Value (000)
Short-Term Investment (2.4%)
Securities held as Collateral on Loaned Securities (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,586)	1,586,130	$1,586
Total Investments (100.7%) (Cost $62,782) Including $1,943 of Securities Loaned (d)(e)(f)		68,278
Liabilities in Excess of Other Assets (–0.7%)		(448)
Net Assets (100.0%)		$67,830

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2019.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $21,678,000 and 32.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contract.

(f)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $62,868,000. The aggregate gross unrealized appreciation is approximately $9,355,000 and the aggregate gross unrealized depreciation is approximately $3,966,000, resulting in net unrealized appreciation of approximately $5,389,000.

ADR  American Depositary Receipt.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
UBS AG	HKD	28,018	$3,573	1/16/20	$(22)

HKD — Hong Kong Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	71.5%
Diversified Consumer Services	8.7
Consumer Finance	8.4
Banks	6.0
Specialty Retail	5.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of $22,000.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $61,196)	$66,692
Investment in Security of Affiliated Issuer, at Value (Cost $1,586)	1,586
Total Investments in Securities, at Value (Cost $62,782)	68,278
Foreign Currency, at Value (Cost $2,828)	2,825
Receivable for Investments Sold	2,880
Receivable for Fund Shares Sold	97
Receivable from Securities Lending Income	7
Dividends Receivable	5
Receivable from Affiliate	2
Tax Reclaim Receivable	—	@
Other Assets	43
Total Assets	74,137
Liabilities:
Payable for Investments Purchased	2,978
Collateral on Securities Loaned, at Value	1,586
Bank Overdraft	1,432
Deferred Capital Gain Country Tax	105
Payable for Advisory Fees	102
Payable for Professional Fees	48
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	22
Payable for Custodian Fees	11
Payable for Sub Transfer Agency Fees — Class I	8
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Fund Shares Redeemed	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	9
Total Liabilities	6,307
Net Assets	$67,830
Net Assets Consist of:
Paid-in-Capital	$64,198
Total Distributable Earnings	3,632
Net Assets	$67,830

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2019 (000)
CLASS I:
Net Assets	$59,335
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,974,899
Net Asset Value, Offering and Redemption Price Per Share	$11.93
CLASS A:
Net Assets	$233
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,690
Net Asset Value, Redemption Price Per Share	$11.83
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.66
Maximum Offering Price Per Share	$12.49
CLASS C:
Net Assets	$37
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,227
Net Asset Value, Offering and Redemption Price Per Share	$11.56
CLASS IS:
Net Assets	$8,225
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	689,259
Net Asset Value, Offering and Redemption Price Per Share	$11.93
(1) Including: Securities on Loan, at Value:	$1,943

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Small Cap Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $152 of Foreign Taxes Withheld)	$1,227
Income from Securities Loaned — Net	51
Dividends from Security of Affiliated Issuer (Note G)	23
Total Investment Income	1,301
Expenses:
Advisory Fees (Note B)	798
Professional Fees	97
Custodian Fees (Note F)	70
Registration Fees	55
Administration Fees (Note C)	51
Sub Transfer Agency Fees — Class I	42
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	18
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	6
Pricing Fees	6
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	17
Total Expenses	1,170
Waiver of Advisory Fees (Note B)	(319)
Reimbursement of Class Specific Expenses — Class I (Note B)	(17)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	826
Net Investment Income	475
Realized Gain (Loss):
Investments Sold (Net of $85 of Capital Gain Country Tax)	(321)
Foreign Currency Forward Exchange Contracts	22
Foreign Currency Translation	(64)
Net Realized Loss	(363)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $20)	7,437
Foreign Currency Forward Exchange Contracts	(25)
Foreign Currency Translation	(11)
Net Change in Unrealized Appreciation (Depreciation)	7,401
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	7,038
Net Increase in Net Assets Resulting from Operations	$7,513

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Emerging Markets Small Cap Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$475	$54
Net Realized Loss	(363)	(1,613)
Net Change in Unrealized Appreciation (Depreciation)	7,401	(6,836)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,513	(8,395)
Dividends and Distributions to Shareholders:
Class I	(276)	(774)
Class A	(— @)	(3)
Class C	—	(1)
Class IS	(42)	(114)
Total Dividends and Distributions to Shareholders	(318)	(892)
Capital Share Transactions:(1)
Class I:
Subscribed	7,917	35,038
Distributions Reinvested	192	203
Redeemed	(3,998)	(3,753)
Class A:
Subscribed	85	82
Distributions Reinvested	— @	3
Redeemed	(59)	(48)
Class C:
Subscribed	—	17
Distributions Reinvested	—	— @
Class IS:
Subscribed	—	8,100
Distributions Reinvested	42	114
Net Increase in Net Assets Resulting from Capital Share Transactions	4,179	39,756
Redemption Fees	— @	— @
Total Increase in Net Assets	11,374	30,469
Net Assets:
Beginning of Period	56,456	25,987
End of Period	$67,830	$56,456
(1) Capital Share Transactions:
Class I:
Shares Subscribed	693	2,938
Shares Issued on Distributions Reinvested	16	17
Shares Redeemed	(349)	(357)
Net Increase in Class I Shares Outstanding	360	2,598
Class A:
Shares Subscribed	8	6
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(5)	(4)
Net Increase in Class A Shares Outstanding	3	2
Class C:
Shares Subscribed	—	1
Shares Issued on Distributions Reinvested	—	— @@
Net Increase in Class C Shares Outstanding	—	1
Class IS:
Shares Subscribed	—	675
Shares Issued on Distributions Reinvested	4	10
Net Increase in Class IS Shares Outstanding	4	685

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
	Year Ended December 31,								Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2019		2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$10.61		$12.77		$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.09		0.02		(0.01)		0.02		0.01
Net Realized and Unrealized Gain (Loss)	1.29		(2.01)		3.38		(0.35)		0.27
Total from Investment Operations	1.38		(1.99)		3.37		(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		—		—		(0.10)		—
Net Realized Gain	—		(0.17)		(0.45)		—		—
Total Distributions	(0.06)		(0.17)		(0.45)		(0.10)		—
Redemption Fees	0.00	(3)	0.00	(3)	—		—		—
Net Asset Value, End of Period	$11.93		$10.61		$12.77		$9.85		$10.28
Total Return(4)	12.98%		(15.73)%		34.29%		(3.19)%		2.80	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$59,335		$48,965		$25,762		$19,673		$20,536
Ratio of Expenses Before Expense Limitation	1.83%		2.18%		2.58%		2.63%		7.62	%(9)
Ratio of Expenses After Expense Limitation	1.30	%(5)	1.41	%(5)(6)	1.57	%(5)	1.61	%(5)	1.58	%(5)(9)
Ratio of Net Investment Income (Loss)	0.74	%(5)	0.14	%(5)	(0.09	)%(5)	0.16	%(5)	1.01	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.04%		0.00	%(7)	0.03	%(9)
Portfolio Turnover Rate	69%		70%		71%		69%		5	%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class I shares. Prior to July 13, 2018, the maximum ratio was 1.65% for Class I shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
	Year Ended December 31,								Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2019		2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$10.53		$12.72		$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.05		(0.01)		(0.06)		(0.02)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.27		(2.01)		3.38		(0.35)		0.28
Total from Investment Operations	1.32		(2.02)		3.32		(0.37)		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		—		(0.06)		—
Net Realized Gain	—		(0.17)		(0.45)		—		—
Total Distributions	(0.02)		(0.17)		(0.45)		(0.06)		—
Redemption Fees	0.00	(3)	0.00	(3)	—		—		—
Net Asset Value, End of Period	$11.83		$10.53		$12.72		$9.85		$10.28
Total Return(4)	12.51%		(16.03)%		33.79%		(3.58)%		2.80	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$233		$179		$188		$10		$10
Ratio of Expenses Before Expense Limitation	2.88%		3.49%		12.38%		22.65%		21.45	%(9)
Ratio of Expenses After Expense Limitation	1.65	%(5)	1.83	%(5)(6)	1.96	%(5)	2.00	%(5)	1.97	%(5)(9)
Ratio of Net Investment Income (Loss)	0.42	%(5)	(0.11	)%(5)	(0.50	)%(5)	(0.22	)%(5)	0.62	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.04%		0.00	%(7)	0.03	%(9)
Portfolio Turnover Rate	69%		70%		71%		69%		5	%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to July 13, 2018, the maximum ratio was 2.00% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
	Year Ended December 31,								Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2019		2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$10.35		$12.60		$9.84		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.10)		(0.15)		(0.10)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	1.25		(1.98)		3.36		(0.34)		0.28
Total from Investment Operations	1.21		(2.08)		3.21		(0.44)		0.28
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.17)		(0.45)		—		—
Redemption Fees	0.00	(3)	0.00	(3)	—		—		—
Net Asset Value, End of Period	$11.56		$10.35		$12.60		$9.84		$10.28
Total Return(4)	11.69%		(16.66)%		32.70%		(4.28)%		2.80	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$37		$33		$24		$10		$10
Ratio of Expenses Before Expense Limitation	8.37%		9.02%		20.48%		23.48%		22.20	%(9)
Ratio of Expenses After Expense Limitation	2.40	%(5)	2.58	%(5)(6)	2.71	%(5)	2.75	%(5)	2.73	%(5)(9)
Ratio of Net Investment Loss	(0.36	)%(5)	(0.84	)%(5)	(1.27	)%(5)	(0.99	)%(5)	(0.14	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.04%		0.00	%(7)	0.02	%(9)
Portfolio Turnover Rate	69%		70%		71%		69%		5	%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.40% for Class C shares. Prior to July 13, 2018, the maximum ratio was 2.75% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
	Year Ended December 31,								Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2019		2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$10.62		$12.77		$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.09		0.00	(3)	(0.01)		0.02		0.01
Net Realized and Unrealized Gain (Loss)	1.28		(1.98)		3.38		(0.35)		0.27
Total from Investment Operations	1.37		(1.98)		3.37		(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		—		—		(0.10)		—
Net Realized Gain	—		(0.17)		(0.45)		—		—
Total Distributions	(0.06)		(0.17)		(0.45)		(0.10)		—
Redemption Fees	0.00	(3)	0.00	(3)	—		—		—
Net Asset Value, End of Period	$11.93		$10.62		$12.77		$9.85		$10.28
Total Return(4)	12.93%		(15.65)%		34.29%		(3.18)%		2.80	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,225		$7,279		$13		$10		$10
Ratio of Expenses Before Expense Limitation	1.78%		2.10%		19.47%		21.37%		21.20	%(9)
Ratio of Expenses After Expense Limitation	1.25	%(5)	1.26	%(5)(6)	1.55	%(5)	1.60	%(5)	1.58	%(5)(9)
Ratio of Net Investment Income (Loss)	0.79	%(5)	0.03	%(5)	(0.08	)%(5)	0.16	%(5)	1.01	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.05%		0.00	%(7)	0.02	%(9)
Portfolio Turnover Rate	69%		70%		71%		69%		5	%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class IS shares. Prior to July 13, 2018, the maximum ratio was 1.60% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Small Cap Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value

Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$1,553	$—	$—	$1,553
Auto Components	1,423	—	—	1,423
Banks	1,474	2,528	—	4,002
Building Products	966	—	—	966
Capital Markets	596	—	—	596
Chemicals	1,478	—	—	1,478
Commercial Services & Supplies	1,419	—	—	1,419
Communications Equipment	1,065	—	—	1,065
Construction & Engineering	806	—	—	806
Consumer Finance	4,891	703	—	5,594
Containers & Packaging	751	—	—	751
Diversified Consumer Services	4,269	1,518	—	5,787
Diversified Financial Services	787	—	—	787
Electrical Equipment	877	1,009	—	1,886
Entertainment	2,450	800	—	3,250
Food & Staples Retailing	742	2,039	—	2,781
Food Products	584	616	—	1,200
Gas Utilities	1,004	—	—	1,004
Health Care Equipment & Supplies	—	1,673	—	1,673
Health Care Providers & Services	678	1,525	—	2,203
Hotels, Restaurants & Leisure	2,242	923	—	3,165
Information Technology Services	828	—	—	828
Interactive Media & Services	—	863	—	863
Internet & Direct Marketing Retail	888	—	—	888
Leisure Products	913	—	—	913
Machinery	761	—	—	761
Media	—	1,605	—	1,605
Multi-Line Retail	949	666	—	1,615
Personal Products	695	—	—	695
Professional Services	1,027	450	—	1,477
Real Estate Management & Development	867	—	—	867
Semiconductors & Semiconductor Equipment	1,891	707	—	2,598
Software	1,275	2,003	—	3,278
Specialty Retail	1,501	2,113	—	3,614
Textiles, Apparel & Luxury Goods	1,745	804	—	2,549
Transportation Infrastructure	96	555	—	651
Water Utilities	101	—	—	101
Total Common Stocks	43,592	23,100	—	66,692
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investment
Investment Company	$1,586	$—	$—	$1,586
Total Assets	45,178	23,100	—	68,278
Liabilities:
Foreign Currency Forward Exchange Contract	—	(22)	—	(22)
Total	$45,178	$23,078	$—	$68,256

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(22)

The following tables set forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$22
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$(25)

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(22)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$22	$—	$—	$22

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,992,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,943	(b)	$—	$(1,943	)(c)(d)	$0

(b) Represents market value of loaned securities at year end.

(c) The Fund received cash collateral of approximately $1,586,000 which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $393,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to- Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,586	$—	$—	$—	$1,586
Total Borrowings	$1,586	$—	$—	$—	$1,586
Gross amount of recognized liabilities for securities lending transactions					$1,586

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

6.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% Class I shares, 1.65% for Class A shares, 2.40% for Class C shares and 1.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $319,000 of advisory fees were waived and approximately $23,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $46,984,000 and $43,467,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,517	$22,845	$22,776	$23
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$1,586

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$318	$—	$—	$892

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12	$—

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $1,650,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 60.1%.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Small Cap Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from December 15, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Small Cap Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from December 15, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $463,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $144,000 and has derived net income from sources within foreign countries amounting to approximately $1,379,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?

Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

27

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSCANN
2911215 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Privacy Notice	22
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Concentrated Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Concentrated Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Portfolio Class I	$1,000.00	$1,120.40	$1,020.16	$5.34	$5.09	1.00%
Global Concentrated Portfolio Class A	1,000.00	1,118.50	1,018.45	7.16	6.82	1.34
Global Concentrated Portfolio Class C	1,000.00	1,114.70	1,014.62	11.19	10.66	2.10
Global Concentrated Portfolio Class IS	1,000.00	1,120.90	1,020.42	5.08	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Concentrated Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 33.10%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 27.67%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The Fund returned strong performance on both an absolute and relative basis in 2019.

•  The correction in December 2018 set the market up for recovery and strength early in 2019, with the U.S. region resuming leadership versus other parts of the world once again during the first half of 2019.

•  Correctly positioned entering 2019, we had an underweight to defensives, maintained an overweight to growth, and had previously added in some value exposure in the form of energy and financials. The addition of value had proved to be too early from a nearer-term timing standpoint at the end of 2018, yet was successful over the longer term in the first half of 2019, contributing to performance as the market gathered strength.

•  During the second quarter of 2019 the market became short-term overbought and vulnerable to correction. We therefore added some defensive bond proxy stocks in the form of real estate investment trusts (REITs) and utilities prior to the summer months, a correct decision that also contributed to performance.

•  As it entered the second half of 2019, the Fund continued to hold both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility throughout the summer.

•  Exiting the summer months, we somewhat reduced the defensive positioning of the Fund. The reduction was due to expectations that the market would break out of its trading range as a result of easier earnings comparisons against the fourth quarter of 2018, a strengthening U.S. housing market, combined accommodative U.S. Federal Reserve and European Central Bank stimulus policy, overly negative investor sentiment, and potential resolution to the U.S. versus China trade dispute. We increased the Fund weighting to value names going into year-end, which served us well. Value cyclical stocks performed strongly into year-end. Although growth somewhat lagged, we correctly maintained our weighting moving into 2020.

•  From a geographic standpoint, the extreme underperformance of non-U.S. stocks relative to U.S. stocks continued from 2018 into the beginning of 2019. Remaining more defensive in the European region and staying underweight Japan were correct decisions that positively contributed to performance.

•  Yet with valuations of Asia technology versus their U.S. technology peers at extreme lows, our decision in early 2019 to maintain weighting in Asia technology stocks paid off. The group began to outperform its U.S. counterparts meaningfully by the end of the summer. Asia technology was the largest overweight in the portfolio in 2019 and remains so entering 2020.

•  The Fund's consistent underweight to Japan in 2019 was a positive contributor to performance. Not only do we struggle quantitatively to find factors that have persistence, but we also struggle to find specific stocks that persistently outperform. This poses a longer-term risk, and the team remained negative on the region.

•  Within stock selection, the largest detractors were a U.S.-based energy company weighed down by sector decline, as well as an Irish airline company impacted by fears of overcapacity, and a U.K.-based global alcoholic beverage company impacted by trade concerns.

•  The Fund benefited the most from stock positions in technology, most notably a U.S.-based global payments and technology company, a U.S.-based technology and services company, a China-based internet company, and a China-based semiconductor company. Another top contributor to performance for the period was a U.S.-based cosmetics company.

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors'

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. With regard to the Factor Timing Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired factor positioning is understood. There are three steps to the Stock Selection Engine: 1. regression analysis to determine the drivers of a particular stock's price performance, 2. sustainability analysis, and 3. further evaluation of the company fundamentals. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	33.10%	—	—	10.35%
Fund — Class A Shares w/o sales charges(4)	32.64	—	—	9.95
Fund — Class A Shares with maximum 5.25% sales charges(4)	25.69	—	—	8.33
Fund — Class C Shares w/o sales charges(4)	31.69	—	—	9.15
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	30.69	—	—	9.15
Fund — Class IS Shares w/o sales charges(4)	33.16	—	—	10.40
MSCI World Net Index	27.67	—	—	12.06
Lipper Global Large-Cap Core Funds Index	27.78	—	—	11.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Concentrated Portfolio

	Shares	Value (000)
Common Stocks (93.2%)
China (12.9%)
Alibaba Group Holding Ltd. ADR (a)	8,409	$1,783
Tencent Holdings Ltd. ADR	21,178	1,017
		2,800
France (6.4%)
LVMH Moet Hennessy Louis Vuitton SE ADR	14,962	1,396
India (6.3%)
HDFC Bank Ltd. ADR	21,347	1,353
Taiwan (5.7%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	21,395	1,243
United Kingdom (5.5%)
Diageo PLC ADR	7,011	1,181
United States (56.4%)
Essex Property Trust, Inc. REIT	1,077	324
Estee Lauder Cos., Inc. (The), Class A	5,349	1,105
IPG Photonics Corp. (a)	5,053	732
JPMorgan Chase & Co.	7,741	1,079
Lennar Corp., Class A	14,167	790
Lululemon Athletica, Inc. (a)	1,831	424
Mastercard, Inc., Class A	5,325	1,590
McDonald's Corp.	911	180
Microsoft Corp.	11,565	1,824
NextEra Energy, Inc.	3,855	934
Starbucks Corp.	10,360	911
STORE Capital Corp. REIT	28,190	1,050
SVB Financial Group (a)	4,956	1,244
		12,187
Total Common Stocks (Cost $16,605)		20,160
Investment Companies (5.0%)
iShares Europe ETF	645	30
Vanguard FTSE Europe ETF	17,905	1,049
Total Investment Companies (Cost $1,026)		1,079
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $359)	359,123	359
Total Investments (99.9%) (Cost $17,990) (b)		21,598
Other Assets in Excess of Liabilities (0.1%)		14
Net Assets (100.0%)		$21,612

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $18,054,000. The aggregate gross unrealized appreciation is approximately $3,544,000 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of approximately $3,544,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	17.7%
Banks	17.0
Software	8.4
Textiles, Apparel & Luxury Goods	8.4
Internet & Direct Marketing Retail	8.3
Information Technology Services	7.4
Equity Real Estate Investment Trusts (REITs)	6.4
Semiconductors & Semiconductor Equipment	5.8
Beverages	5.5
Personal Products	5.1
Hotels, Restaurants & Leisure	5.0
Investment Companies	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Concentrated Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $17,631)	$21,239
Investment in Security of Affiliated Issuer, at Value (Cost $359)	359
Total Investments in Securities, at Value (Cost $17,990)	21,598
Dividends Receivable	19
Due from Adviser	16
Receivable for Fund Shares Sold	2
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	24
Total Assets	21,660
Liabilities:
Payable for Professional Fees	34
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	1
Payable for Administration Fees	1
Other Liabilities	6
Total Liabilities	48
Net Assets	$21,612
Net Assets Consist of:
Paid-in-Capital	$18,217
Total Distributable Earnings	3,395
Net Assets	$21,612
CLASS I:
Net Assets	$14,885
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,074,066
Net Asset Value, Offering and Redemption Price Per Share	$13.86
CLASS A:
Net Assets	$4,009
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	290,483
Net Asset Value, Redemption Price Per Share	$13.80
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.56
CLASS C:
Net Assets	$2,704
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	198,387
Net Asset Value, Offering and Redemption Price Per Share	$13.63
CLASS IS:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,012
Net Asset Value, Offering and Redemption Price Per Share	$13.86

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Concentrated Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $13 of Foreign Taxes Withheld)	$293
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	297
Expenses:
Advisory Fees (Note B)	136
Professional Fees	88
Registration Fees	58
Shareholder Services Fees — Class A (Note D)	7
Distribution and Shareholder Services Fees — Class C (Note D)	23
Shareholder Reporting Fees	18
Administration Fees (Note C)	14
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	6
Directors' Fees and Expenses	5
Pricing Fees	1
Other Expenses	19
Total Expenses	391
Waiver of Advisory Fees (Note B)	(136)
Expenses Reimbursed by Adviser (Note B)	(37)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	215
Net Investment Income	82
Realized Gain:
Investments Sold	559
Change in Unrealized Appreciation (Depreciation):
Investments	4,466
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,025
Net Increase in Net Assets Resulting from Operations	$5,107

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Concentrated Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$82	$209
Net Realized Gain (Loss)	559	(585)
Net Change in Unrealized Appreciation (Depreciation)	4,466	(3,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,107	(3,469)
Dividends and Distributions to Shareholders:
Class I	(164)	(84)
Class A	(24)	(8)
Class C	(2)	—
Class IS	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(190)	(92)
Capital Share Transactions:(1)
Class I:
Subscribed	1,770	9,706
Distributions Reinvested	164	47
Redeemed	(2,155)	(7,354)
Class A:
Subscribed	2,061	1,453
Distributions Reinvested	24	7
Redeemed	(1,014)	(470)
Class C:
Subscribed	590	1,750
Distributions Reinvested	2	—
Redeemed	(788)	(757)
Class IS:
Distributions Reinvested	— @	—
Net Increase in Net Assets Resulting from Capital Share Transactions	654	4,382
Total Increase in Net Assets	5,571	821
Net Assets:
Beginning of Period	16,041	15,220
End of Period	$21,612	$16,041
(1) Capital Share Transactions:
Class I:
Shares Subscribed	142	762
Shares Issued on Distributions Reinvested	12	4
Shares Redeemed	(177)	(620)
Net Increase (Decrease) in Class I Shares Outstanding	(23)	146
Class A:
Shares Subscribed	161	115
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(84)	(40)
Net Increase in Class A Shares Outstanding	79	76
Class C:
Shares Subscribed	46	141
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(66)	(63)
Net Increase (Decrease) in Class C Shares Outstanding	(20)	78
Class IS:
Shares Issued on Distributions Reinvested	— @@	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Concentrated Portfolio

	Class I
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.53		$12.42		$10.16		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08		0.14		0.02		0.03
Net Realized and Unrealized Gain (Loss)	3.40		(1.95)		2.28		0.19
Total from Investment Operations	3.48		(1.81)		2.30		0.22
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.08)		(0.03)		(0.06)
Paid-in-Capital	—		—		(0.01)		—
Total Distributions	(0.15)		(0.08)		(0.04)		(0.06)
Net Asset Value, End of Period	$13.86		$10.53		$12.42		$10.16
Total Return(3)	33.10%		(14.61)%		22.64%		2.24	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,885		$11,554		$11,814		$6,922
Ratio of Expenses Before Expense Limitation	1.96%		1.90%		3.13%		3.57	%(7)
Ratio of Expenses After Expense Limitation	1.00	%(4)	1.00	%(4)	0.98	%(4)	0.97	%(4)(7)
Ratio of Net Investment Income	0.64	%(4)	1.13	%(4)	0.15	%(4)	0.48	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	123%		94%		68%		44	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Concentrated Portfolio

	Class A
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.49		$12.37		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.04		0.11		(0.03)		0.01
Net Realized and Unrealized Gain (Loss)	3.38		(1.95)		2.28		0.19
Total from Investment Operations	3.42		(1.84)		2.25		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.04)		(0.03)		(0.05)
Net Asset Value, End of Period	$13.80		$10.49		$12.37		$10.15
Total Return(3)	32.64%		(14.91)%		22.17%		2.02	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,009		$2,213		$1,666		$782
Ratio of Expenses Before Expense Limitation	2.29%		2.24%		3.61%		4.23	%(7)
Ratio of Expenses After Expense Limitation	1.34	%(4)	1.35	%(4)	1.35	%(4)	1.35	%(4)(7)
Ratio of Net Investment Income (Loss)	0.32	%(4)	0.91	%(4)	(0.25	)%(4)	0.16	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	123%		94%		68%		44	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Concentrated Portfolio

	Class C
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.36		$12.27		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		0.02		(0.11)		(0.04)
Net Realized and Unrealized Gain (Loss)	3.34		(1.93)		2.26		0.21
Total from Investment Operations	3.28		(1.91)		2.15		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		(0.03)		(0.02)
Net Asset Value, End of Period	$13.63		$10.36		$12.27		$10.15
Total Return(3)	31.69%		(15.57)%		21.18%		1.69	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,704		$2,263		$1,728		$877
Ratio of Expenses Before Expense Limitation	3.06%		2.98%		4.36%		4.81	%(7)
Ratio of Expenses After Expense Limitation	2.10	%(4)	2.09	%(4)	2.10	%(4)	2.10	%(4)(7)
Ratio of Net Investment Income (Loss)	(0.46	)%(4)	0.18	%(4)	(0.95	)%(4)	(0.69	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	123%		94%		68%		44	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Concentrated Portfolio

	Class IS
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.53		$12.42		$10.16		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.16		0.02		0.03
Net Realized and Unrealized Gain (Loss)	3.40		(1.97)		2.28		0.20
Total from Investment Operations	3.49		(1.81)		2.30		0.23
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.08)		(0.03)		(0.07)
Paid-in-Capital	—		—		(0.01)		—
Total Distributions	(0.16)		(0.08)		(0.04)		(0.07)
Net Asset Value, End of Period	$13.86		$10.53		$12.42		$10.16
Total Return(3)	33.16%		(14.55)%		22.67%		2.25	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$11		$12		$10
Ratio of Expenses Before Expense Limitation	17.68%		17.97%		18.61%		19.43	%(7)
Ratio of Expenses After Expense Limitation	0.95	%(4)	0.95	%(4)	0.95	%(4)	0.95	%(4)(7)
Ratio of Net Investment Income	0.68	%(4)	1.27	%(4)	0.22	%(4)	0.56	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	123%		94%		68%		44	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$3,676	$—	$—	$3,676
Beverages	1,181	—	—	1,181
Electric Utilities	934	—	—	934
Electronic Equipment, Instruments & Components	732	—	—	732
Equity Real Estate Investment Trusts (REITs)	1,374	—	—	1,374
Hotels, Restaurants & Leisure	1,091	—	—	1,091
Household Durables	790	—	—	790
Information Technology Services	1,590	—	—	1,590
Interactive Media & Services	1,017	—	—	1,017
Internet & Direct Marketing Retail	1,783	—	—	1,783
Personal Products	1,105	—	—	1,105
Semiconductors & Semiconductor Equipment	1,243	—	—	1,243
Software	1,824	—	—	1,824
Textiles, Apparel & Luxury Goods	1,820	—	—	1,820
Total Common Stocks	20,160	—	—	20,160
Investment Companies	1,079	—	—	1,079
Short-Term Investment
Investment Company	359	—	—	359
Total Assets	$21,598	$—	$—	$21,598

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $136,000 of advisory fees were waived and approximately $40,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $22,544,000 and $22,143,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$28	$5,254	$4,923	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$359

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From: Ordinary Income (000)	2018 Distributions Paid From: Ordinary Income (000)
$190	$92

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$4	$(4)

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5	—

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $111,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2019, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $484,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.2%.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Concentrated Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $191,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

22

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCNPANN
2916013 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Core
Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Privacy Notice	22
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Core Portfolio Class I	$1,000.00	$1,106.80	$1,020.32	$5.15	$4.94	0.97%
Global Core Portfolio Class A	1,000.00	1,104.50	1,018.40	7.16	6.87	1.35
Global Core Portfolio Class C	1,000.00	1,101.00	1,014.62	11.12	10.66	2.10
Global Core Portfolio Class IS	1,000.00	1,106.30	1,020.42	5.04	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.
3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 30.96%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 27.67%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The Fund returned strong performance on both an absolute and relative basis in 2019.

•  The correction in December 2018 set the market up for recovery and strength early in 2019, with the U.S. region resuming leadership versus other parts of the world once again during the first half of 2019.

•  Correctly positioned entering 2019, we had an underweight to defensives, maintained an overweight to growth, and had previously added in some value exposure in the form of energy and financials. The addition of value had proved to be too early from a nearer-term timing standpoint at the end of 2018, yet was successful over the longer term in the first half of 2019, contributing to performance as the market gathered strength.

•  During the second quarter of 2019 the market became short-term overbought and vulnerable to correction. We therefore added some defensive bond proxy stocks in the form of real estate investment trusts (REITs) and utilities prior to the summer months, a correct decision that also contributed to performance.

•  As it entered the second half of 2019, the Fund continued to hold both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility throughout the summer.

•  Exiting the summer months, we somewhat reduced the defensive positioning of the Fund. The reduction was due to expectations that the market would break out of its trading range as a result of easier earnings comparisons against the fourth quarter of 2018, a strengthening U.S. housing market, combined accommodative U.S. Federal Reserve and European Central Bank stimulus policy, overly negative investor sentiment, and potential resolution to the U.S. versus China trade dispute. We increased the Fund weighting to value names going into year-end, which served us well. Value cyclical stocks performed strongly into year-end. Although growth somewhat lagged, we correctly maintained our weighting moving into 2020.

•  From a geographic standpoint, the extreme underperformance of non-U.S. stocks relative to U.S. stocks continued from 2018 into the beginning of 2019. Remaining more defensive in the European region and staying underweight Japan were correct decisions that positively contributed to performance.

•  Yet with valuations of Asia technology versus their U.S. technology peers at extreme lows, our decision in early 2019 to maintain weighting in Asia technology stocks paid off. The group began to outperform its U.S. counterparts meaningfully by the end of the summer. Asia technology was the largest overweight in the portfolio in 2019 and remains so entering 2020.

•  The Fund's consistent underweight to Japan in 2019 was a positive contributor to performance. Not only do we struggle quantitatively to find factors that have persistence, but we also struggle to find specific stocks that persistently outperform. This poses a longer-term risk, and the team remained negative on the region.

•  Within stock selection, the largest detractors were a U.S.-based health services company weighed down by fears of increased government regulation, as well as a Spanish bank negatively impacted by low economic growth in Europe, and a U.S.-based energy company weighed down by sector decline.

•  The Fund benefited the most from stock positions in consumer discretionary and technology, most notably a U.S.-based global technology and services company, a U.S.-based global payments and technology company, a China-based internet company, and a China-based semiconductor company. Another top contributor to performance for the period was a French luxury goods manufacturer.

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors'

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. With regard to the Factor Timing Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired factor positioning is understood. There are three steps to the Stock Selection Engine: 1. regression analysis to determine the drivers of a particular stock's price performance, 2. Sustainability Analysis, and 3. further evaluation of the company fundamentals. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	30.96%	—	—	8.86%
Fund — Class A Shares w/o sales charges(4)	30.36	—	—	8.44
Fund — Class A Shares with maximum 5.25% sales charges(4)	23.54	—	—	6.84
Fund — Class C Shares w/o sales charges(4)	29.44	—	—	7.65
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	28.44	—	—	7.65
Fund — Class IS Shares w/o sales charges(4)	30.90	—	—	8.88
MSCI World Net Index	27.67	—	—	12.06
Lipper Global Large-Cap Core Funds Index	27.78	—	—	11.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Core Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
China (11.8%)
Alibaba Group Holding Ltd. ADR (a)	3,223	$683
NetEase, Inc. ADR	511	157
Tencent Holdings Ltd. ADR	11,481	551
		1,391
France (7.5%)
Airbus SE ADR	10,690	393
LVMH Moet Hennessy Louis Vuitton SE	1,059	492
		885
India (2.8%)
HDFC Bank Ltd. ADR	5,286	335
Ireland (2.2%)
CRH PLC ADR	2,874	116
Ryanair Holdings PLC ADR (a)	1,582	138
		254
Japan (1.8%)
Nippon Telegraph & Telephone Corp. ADR	4,277	216
Panama (1.3%)
Copa Holdings SA, Class A	1,442	156
Taiwan (3.0%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,139	357
United Kingdom (6.5%)
Diageo PLC ADR	3,546	597
Experian PLC ADR	4,865	166
		763
United States (60.4%)
American Electric Power Co., Inc.	1,463	138
Ameriprise Financial, Inc.	1,646	274
Apple, Inc.	2,023	594
Charles Schwab Corp. (The)	1,303	62
Cigna Corp. (a)	427	87
Comcast Corp., Class A	4,427	199
ConocoPhillips	2,400	156
Danaher Corp.	2,238	344
Essex Property Trust, Inc. REIT	906	273
Estee Lauder Cos., Inc. (The), Class A	1,345	278
Extra Space Storage, Inc. REIT	683	72
Ferrari N.V.	2,402	398
Fortune Brands Home & Security, Inc.	2,174	142
JPMorgan Chase & Co.	3,546	494
Lennar Corp., Class A	4,471	249
Lululemon Athletica, Inc. (a)	1,313	304
Mastercard, Inc., Class A	2,652	792
McDonald's Corp.	1,290	255
Microsoft Corp.	2,561	404
NextEra Energy, Inc.	995	241
Northern Trust Corp.	1,302	138
Starbucks Corp.	769	68
STORE Capital Corp. REIT	7,113	265
SVB Financial Group (a)	1,056	265
	Shares	Value (000)
Target Corp.	757	$97
Veeva Systems, Inc., Class A (a)	589	83
VMware, Inc., Class A (a)	1,437	218
Welltower, Inc. REIT	2,994	245
		7,135
Total Common Stocks (Cost $8,399)		11,492
Investment Company (1.8%)
Vanguard FTSE Europe ETF (Cost $197)	3,599	211
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $80)	80,057	80
Total Investments (99.8%) (Cost $8,676) (b)		11,783
Other Assets in Excess of Liabilities (0.2%)		21
Net Assets (100.0%)		$11,804

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $8,683,000. The aggregate gross unrealized appreciation is approximately $3,104,000 and the aggregate gross unrealized depreciation is approximately $4,000, resulting in net unrealized appreciation of approximately $3,100,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	48.8%
Banks	9.3
Equity Real Estate Investment Trusts (REITs)	7.3
Textiles, Apparel & Luxury Goods	6.7
Information Technology Services	6.7
Internet & Direct Marketing Retail	5.8
Software	5.3
Beverages	5.1
Tech Hardware, Storage & Peripherals	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Core Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,596)	$11,703
Investment in Security of Affiliated Issuer, at Value (Cost $80)	80
Total Investments in Securities, at Value (Cost $8,676)	11,783
Receivable for Investments Sold	41
Due from Adviser	35
Dividends Receivable	11
Tax Reclaim Receivable	3
Receivable from Affiliate	—	@
Other Assets	23
Total Assets	11,896
Liabilities:
Payable for Professional Fees	42
Payable for Investments Purchased	40
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Custodian Fees	1
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	5
Total Liabilities	92
Net Assets	$11,804
Net Assets Consist of:
Paid-in-Capital	$8,998
Total Distributable Earnings	2,806
Net Assets	$11,804
CLASS I:
Net Assets	$8,157
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	618,635
Net Asset Value, Offering and Redemption Price Per Share	$13.19
CLASS A:
Net Assets	$2,186
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	165,919
Net Asset Value, Redemption Price Per Share	$13.17
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.73
Maximum Offering Price Per Share	$13.90
CLASS C:
Net Assets	$1,448
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	111,678
Net Asset Value, Offering and Redemption Price Per Share	$12.97
CLASS IS:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,008
Net Asset Value, Offering and Redemption Price Per Share	$13.18

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Core Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$163
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	165
Expenses:
Professional Fees	97
Advisory Fees (Note B)	77
Registration Fees	56
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	13
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	8
Custodian Fees (Note F)	6
Directors' Fees and Expenses	5
Pricing Fees	3
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Other Expenses	14
Total Expenses	306
Expenses Reimbursed by Adviser (Note B)	(103)
Waiver of Advisory Fees (Note B)	(77)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	123
Net Investment Income	42
Realized Gain:
Investments Sold	54
Foreign Currency Translation	—	@
Net Realized Gain	54
Change in Unrealized Appreciation (Depreciation):
Investments	2,613
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,667
Net Increase in Net Assets Resulting from Operations	$2,709

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$42	$103
Net Realized Gain	54	35
Net Change in Unrealized Appreciation (Depreciation)	2,613	(2,135)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,709	(1,997)
Dividends and Distributions to Shareholders:
Class I	(57)	(54)
Class A	(9)	(4)
Class IS	(— @)	(— @)
Paid-in-Capital:
Class I	(3)	—
Class A	(1)	—
Class IS	(— @)	—
Total Dividends and Distributions to Shareholders	(70)	(58)
Capital Share Transactions:(1)
Class I:
Subscribed	342	743
Distributions Reinvested	60	15
Redeemed	(821)	(2,928)
Class A:
Subscribed	1,100	340
Distributions Reinvested	10	4
Redeemed	(688)	(691)
Class C:
Subscribed	135	422
Redeemed	(352)	(89)
Class IS:
Distributions Reinvested	— @	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(214)	(2,184)
Total Increase (Decrease) in Net Assets	2,425	(4,239)
Net Assets:
Beginning of Period	9,379	13,618
End of Period	$11,804	$9,379
(1) Capital Share Transactions:
Class I:
Shares Subscribed	27	60
Shares Issued on Distributions Reinvested	5	1
Shares Redeemed	(77)	(250)
Net Decrease in Class I Shares Outstanding	(45)	(189)
Class A:
Shares Subscribed	95	29
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(60)	(60)
Net Increase (Decrease) in Class A Shares Outstanding	36	(31)
Class C:
Shares Subscribed	12	36
Shares Redeemed	(31)	(8)
Net Increase (Decrease) in Class C Shares Outstanding	(19)	28
Class IS:
Shares Issued on Distributions Reinvested	— @@	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Core Portfolio

	Class I
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$12.20		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.12		0.07		0.05
Net Realized and Unrealized Gain (Loss)	3.07		(2.09)		2.16		0.06
Total from Investment Operations	3.14		(1.97)		2.23		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.08)		(0.06)		(0.08)
Paid-in-Capital	(0.01)		—		(0.00	)(3)	—
Total Distributions	(0.10)		(0.08)		(0.06)		(0.08)
Net Asset Value, End of Period	$13.19		$10.15		$12.20		$10.03
Total Return(4)	30.96%		(16.15)%		22.27%		1.08	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,157		$6,738		$10,398		$6,517
Ratio of Expenses Before Expense Limitation	2.73%		2.53%		2.89%		3.73	%(8)
Ratio of Expenses After Expense Limitation	0.98	%(5)	1.00	%(5)	0.97	%(5)	0.98	%(5)(8)
Ratio of Net Investment Income	0.61	%(5)	0.97	%(5)	0.64	%(5)	0.82	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	61%		50%		41%		22	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Core Portfolio

	Class A
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$12.18		$10.02		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.03		0.07		0.03		0.02
Net Realized and Unrealized Gain (Loss)	3.05		(2.07)		2.15		0.06
Total from Investment Operations	3.08		(2.00)		2.18		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.03)		(0.02)		(0.06)
Paid-in-Capital	(0.01)		—		(0.00	)(3)	—
Total Distributions	(0.06)		(0.03)		(0.02)		(0.06)
Net Asset Value, End of Period	$13.17		$10.15		$12.18		$10.02
Total Return(4)	30.36%		(16.41)%		21.82%		0.83	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,186		$1,320		$1,962		$1,263
Ratio of Expenses Before Expense Limitation	3.12%		2.89%		3.36%		4.16	%(8)
Ratio of Expenses After Expense Limitation	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)(8)
Ratio of Net Investment Income	0.26	%(5)	0.62	%(5)	0.25	%(5)	0.39	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	61%		50%		41%		22	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Core Portfolio

	Class C
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.02		$12.08		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.01)		(0.06)		(0.02)
Net Realized and Unrealized Gain (Loss)	3.00		(2.05)		2.15		0.06
Total from Investment Operations	2.95		(2.06)		2.09		0.04
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.04)
Net Asset Value, End of Period	$12.97		$10.02		$12.08		$10.00
Total Return(3)	29.44%		(17.05)%		20.92%		0.41	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,448		$1,311		$1,246		$901
Ratio of Expenses Before Expense Limitation	3.92%		3.66%		4.19%		5.02	%(7)
Ratio of Expenses After Expense Limitation	2.10	%(4)	2.10	%(4)	2.10	%(4)	2.10	%(4)(7)
Ratio of Net Investment Loss	(0.45	)%(4)	(0.05	)%(4)	(0.50	)%(4)	(0.36	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	61%		50%		41%		22	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Core Portfolio

	Class IS
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$12.20		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.13		0.07		0.05
Net Realized and Unrealized Gain (Loss)	3.06		(2.09)		2.17		0.06
Total from Investment Operations	3.13		(1.96)		2.24		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.09)		(0.07)		(0.08)
Paid-in-Capital	(0.01)		—		(0.00	)(3)	—
Total Distributions	(0.10)		(0.09)		(0.07)		(0.08)
Net Asset Value, End of Period	$13.18		$10.15		$12.20		$10.03
Total Return(4)	30.90%		(16.10)%		22.29%		1.10	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$10		$12		$10
Ratio of Expenses Before Expense Limitation	18.98%		19.09%		18.67%		19.70	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)(8)
Ratio of Net Investment Income	0.63	%(5)	1.06	%(5)	0.66	%(5)	0.84	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	61%		50%		41%		22	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the

Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$393	$—	$—	$393
Airlines	294	—	—	294
Automobiles	398	—	—	398
Banks	1,094	—	—	1,094
Beverages	597	—	—	597
Building Products	142	—	—	142
Capital Markets	474	—	—	474
Construction Materials	116	—	—	116
Diversified Telecommunication Services	216	—	—	216
Electric Utilities	379	—	—	379
Entertainment	157	—	—	157
Equity Real Estate Investment Trusts (REITs)	855	—	—	855
Health Care Equipment & Supplies	344	—	—	344
Health Care Providers & Services	87	—	—	87
Health Care Technology	83	—	—	83
Hotels, Restaurants & Leisure	323	—	—	323
Household Durables	249	—	—	249
Information Technology Services	792	—	—	792
Interactive Media & Services	551	—	—	551
Internet & Direct Marketing Retail	683	—	—	683
Media	199	—	—	199
Multi-Line Retail	97	—	—	97
Oil, Gas & Consumable Fuels	156	—	—	156
Personal Products	278	—	—	278
Professional Services	166	—	—	166
Semiconductors & Semiconductor Equipment	357	—	—	357
Software	622	—	—	622
Tech Hardware, Storage & Peripherals	594	—	—	594
Textiles, Apparel & Luxury Goods	796	—	—	796
Total Common Stocks	11,492	—	—	11,492
Investment Company	211	—	—	211
Short-Term Investment
Investment Company	80	—	—	80
Total Assets	$11,783	$—	$—	$11,783

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign security markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under cercircumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities.

Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $77,000 of advisory fees were waived and approximately $106,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $6,291,000 and $6,725,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$1,960	$1,880	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$80

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)
$66	$4	$58

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$1	$(1)

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $258,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2019, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $41,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 41.5%.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Core Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $70,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

22

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPANN
2916014 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

US Core Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Privacy Notice	21
Director and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in US Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

US Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
US Core Portfolio Class I	$1,000.00	$1,125.50	$1,021.27	$4.18	$3.97	0.78%
US Core Portfolio Class A	1,000.00	1,124.00	1,019.36	6.21	5.90	1.16
US Core Portfolio Class C	1,000.00	1,119.20	1,015.63	10.15	9.65	1.90
US Core Portfolio Class IS	1,000.00	1,125.80	1,021.42	4.02	3.82	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

US Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 36.01%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 31.49%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The Fund returned strong performance on both an absolute and relative basis in 2019.

•  The correction in December 2018 set the market up for recovery and strength early in 2019.

•  Correctly positioned entering 2019, we had an underweight to defensives, maintained an overweight to growth, and had previously added in some value exposure in the form of energy and financials. The addition of value had proved to be too early from a nearer-term timing standpoint at the end of 2018, yet was successful over the longer term in the first half of 2019, contributing to performance as the market gathered strength.

•  During the second quarter of 2019 the market became short-term overbought and vulnerable to correction. We therefore added some defensive bond proxy stocks in the form of real estate investment trusts (REITs) and utilities prior to the summer months, a correct decision that also contributed to performance.

•  As it entered the second half of 2019, the Fund continued to hold both growth and value stocks, with some exposure to more defensive bond proxy stocks in terms of utilities and REITs to help mitigate market volatility throughout the summer.

•  Exiting the summer months, we somewhat reduced the defensive positioning of the Fund. The reduction was due to expectations that the market would break out of its trading range as a result of easier earnings comparisons against the fourth quarter of 2018, a strengthening U.S. housing market, accommodative U.S. Federal Reserve stimulus policy, overly negative investor sentiment, and potential resolution to the U.S. versus China trade dispute. We increased the Fund weighting to value names going into year-end, which served us well. Value cyclical stocks performed strongly into year-end. Although growth somewhat lagged, we correctly maintained our weighting moving into 2020.

•  Within stock selection, the largest detractors were a health services company and an integrated pharmacy health care company weighed down by fears of increased government regulation, as well as two energy companies weighed down by sector decline.

•  The Fund benefited the most from stock positions in technology, most notably two U.S.-based global technology and services companies and a U.S.-based global payments and technology company. Another top contributor to performance for the period was a U.S.-based global beauty products company.

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. With regard to the Factor Timing Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired factor positioning is understood. There are three steps to the Stock Selection Engine: 1. regression analysis to determine the drivers of a particular stock's price performance, 2. sustainability analysis, and 3. further evaluation of the company

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

US Core Portfolio

fundamentals. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the S&P 500® Index(1) and the Lipper Large-Cap Core Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	36.01%	—	—	12.43%
Fund — Class A Shares w/o sales charges(4)	35.68	—	—	12.02
Fund — Class A Shares with maximum 5.25% sales charges(4)	28.58	—	—	10.37
Fund — Class C Shares w/o sales charges(4)	34.50	—	—	11.18
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	33.50	—	—	11.18
Fund — Class IS Shares w/o sales charges(4)	36.17	—	—	12.47
S&P 500® Index	31.49	—	—	15.04
Lipper Large-Cap Core Funds Index	29.00	—	—	14.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

US Core Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Banks (9.5%)
JPMorgan Chase & Co.	6,684	$932
SVB Financial Group (a)	3,451	866
		1,798
Building Products (3.5%)
Fortune Brands Home & Security, Inc.	10,197	666
Capital Markets (9.8%)
Ameriprise Financial, Inc.	4,203	700
Charles Schwab Corp. (The)	12,175	579
Northern Trust Corp.	5,414	575
		1,854
Construction & Engineering (1.3%)
Quanta Services, Inc.	6,174	251
Electric Utilities (4.2%)
American Electric Power Co., Inc.	2,615	247
NextEra Energy, Inc.	2,290	555
		802
Electronic Equipment, Instruments & Components (2.0%)
IPG Photonics Corp. (a)	2,586	375
Equity Real Estate Investment Trusts (REITs) (9.0%)
Essex Property Trust, Inc. REIT	1,771	533
STORE Capital Corp. REIT	15,523	578
Welltower, Inc. REIT	7,287	596
		1,707
Health Care Equipment & Supplies (4.0%)
Danaher Corp.	4,969	763
Health Care Providers & Services (2.4%)
Cigna Corp. (a)	2,204	451
Health Care Technology (1.3%)
Veeva Systems, Inc., Class A (a)	1,744	245
Hotels, Restaurants & Leisure (7.6%)
McDonald's Corp.	4,416	873
Starbucks Corp.	6,489	570
		1,443
Household Durables (2.7%)
Lennar Corp., Class A	9,244	516
Information Technology Services (7.3%)
Mastercard, Inc., Class A	4,626	1,381
Interactive Media & Services (2.5%)
Alphabet, Inc., Class A (a)	352	471
Media (0.6%)
Comcast Corp., Class A	2,438	110
Oil, Gas & Consumable Fuels (2.1%)
ConocoPhillips	6,043	393
Personal Products (3.9%)
Estee Lauder Cos., Inc. (The), Class A	3,625	749
	Shares	Value (000)
Software (10.5%)
Microsoft Corp.	11,569	$1,825
VMware, Inc., Class A (a)	1,076	163
		1,988
Specialty Retail (2.3%)
Home Depot, Inc. (The)	1,977	432
Tech Hardware, Storage & Peripherals (6.4%)
Apple, Inc.	4,163	1,222
Textiles, Apparel & Luxury Goods (3.4%)
Lululemon Athletica, Inc. (a)	2,837	657
Trading Companies & Distributors (2.0%)
United Rentals, Inc. (a)	2,318	387
Total Common Stocks (Cost $14,081)		18,661
Short-Term Investment (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $83)	83,405	83
Total Investments (98.7%) (Cost $14,164) (b)		18,744
Other Assets in Excess of Liabilities (1.3%)		250
Net Assets (100.0%)		$18,994

(a)  Non-income producing security.

(b)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $14,164,000. The aggregate gross unrealized appreciation is approximately $4,580,000 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of approximately $4,580,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	39.2%
Software	10.6
Capital Markets	9.9
Banks	9.6
Equity Real Estate Investment Trusts (REITs)	9.1
Hotels, Restaurants & Leisure	7.7
Information Technology Services	7.4
Tech Hardware, Storage & Peripherals	6.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

US Core Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $14,081)	$18,661
Investment in Security of Affiliated Issuer, at Value (Cost $83)	83
Total Investments in Securities, at Value (Cost $14,164)	18,744
Receivable for Fund Shares Sold	287
Due from Adviser	32
Dividends Receivable	14
Other Assets	23
Total Assets	19,100
Liabilities:
Payable for Fund Shares Redeemed	47
Payable for Professional Fees	47
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	1
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	6
Total Liabilities	106
Net Assets	$18,994
Net Assets Consist of:
Paid-in-Capital	$14,358
Total Distributable Earnings	4,636
Net Assets	$18,994
CLASS I:
Net Assets	$13,086
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	895,466
Net Asset Value, Offering and Redemption Price Per Share	$14.61
CLASS A:
Net Assets	$3,393
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	232,773
Net Asset Value, Redemption Price Per Share	$14.58
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.81
Maximum Offering Price Per Share	$15.39
CLASS C:
Net Assets	$2,489
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	174,044
Net Asset Value, Offering and Redemption Price Per Share	$14.30
CLASS IS:
Net Assets	$26
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,751
Net Asset Value, Offering and Redemption Price Per Share	$14.61

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

US Core Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$205
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	209
Expenses:
Professional Fees	99
Advisory Fees (Note B)	84
Registration Fees	56
Shareholder Services Fees — Class A (Note D)	6
Distribution and Shareholder Services Fees — Class C (Note D)	19
Shareholder Reporting Fees	14
Administration Fees (Note C)	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	5
Directors' Fees and Expenses	5
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Pricing Fees	2
Other Expenses	13
Total Expenses	325
Expenses Reimbursed by Adviser (Note B)	(99)
Waiver of Advisory Fees (Note B)	(84)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	140
Net Investment Income	69
Realized Gain:
Investments Sold	263
Change in Unrealized Appreciation (Depreciation):
Investments	3,862
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,125
Net Increase in Net Assets Resulting from Operations	$4,194

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

US Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$69	$84
Net Realized Gain	263	298
Net Change in Unrealized Appreciation (Depreciation)	3,862	(1,769)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,194	(1,387)
Dividends and Distributions to Shareholders:
Class I	(171)	(115)
Class A	(30)	(20)
Class C	(16)	(16)
Class IS	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(217)	(151)
Capital Share Transactions:(1)
Class I:
Subscribed	2,907	1,070
Distributions Reinvested	171	34
Redeemed	(280)	(1,470)
Class A:
Subscribed	1,732	503
Distributions Reinvested	30	19
Redeemed	(872)	(315)
Class C:
Subscribed	1,100	227
Distributions Reinvested	16	16
Redeemed	(736)	(289)
Class IS:
Subscribed	10	—
Distributions Reinvested	— @	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	4,078	(205)
Total Increase (Decrease) in Net Assets	8,055	(1,743)
Net Assets:
Beginning of Period	10,939	12,682
End of Period	$18,994	$10,939
(1) Capital Share Transactions:
Class I:
Shares Subscribed	214	88
Shares Issued on Distributions Reinvested	12	3
Shares Redeemed	(23)	(122)
Net Increase (Decrease) in Class I Shares Outstanding	203	(31)
Class A:
Shares Subscribed	132	41
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(70)	(26)
Net Increase in Class A Shares Outstanding	64	17
Class C:
Shares Subscribed	84	20
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(57)	(24)
Net Increase (Decrease) in Class C Shares Outstanding	28	(3)
Class IS:
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IS Shares Outstanding	1	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

US Core Portfolio

	Class I
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.89		$12.41		$10.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.11		0.08		0.07
Net Realized and Unrealized Gain (Loss)	3.82		(1.47)		1.94		0.48
Total from Investment Operations	3.91		(1.36)		2.02		0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.05)		(0.05)		(0.10)
Net Realized Gain	(0.10)		(0.11)		—		—
Paid-in-Capital	—		—		(0.01)		—
Total Distributions	(0.19)		(0.16)		(0.06)		(0.10)
Net Asset Value, End of Period	$14.61		$10.89		$12.41		$10.45
Total Return(3)	36.01%		(11.00)%		19.33%		5.50	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,086		$7,532		$8,965		$7,314
Ratio of Expenses Before Expense Limitation	2.09%		2.31%		2.78%		3.62	%(7)
Ratio of Expenses After Expense Limitation	0.78	%(4)	0.80	%(4)	0.78	%(4)	0.77	%(4)(7)
Ratio of Net Investment Income	0.71	%(4)	0.86	%(4)	0.68	%(4)	1.12	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	69%		60%		57%		28	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

US Core Portfolio

	Class A
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.86		$12.38		$10.44		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.07		0.04		0.04
Net Realized and Unrealized Gain (Loss)	3.82		(1.47)		1.92		0.49
Total from Investment Operations	3.87		(1.40)		1.96		0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.01)		(0.01)		(0.09)
Net Realized Gain	(0.10)		(0.11)		—		—
Paid-in-Capital	—		—		(0.01)		—
Total Distributions	(0.15)		(0.12)		(0.02)		(0.09)
Net Asset Value, End of Period	$14.58		$10.86		$12.38		$10.44
Total Return(3)	35.68%		(11.35)%		18.80%		5.30	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,393		$1,833		$1,874		$1,406
Ratio of Expenses Before Expense Limitation	2.46%		2.68%		3.23%		4.12	%(7)
Ratio of Expenses After Expense Limitation	1.15	%(4)	1.15	%(4)	1.15	%(4)	1.15	%(4)(7)
Ratio of Net Investment Income	0.34	%(4)	0.55	%(4)	0.31	%(4)	0.66	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	69%		60%		57%		28	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

US Core Portfolio

	Class C
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.70		$12.28		$10.41		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.03)		(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.75		(1.44)		1.92		0.48
Total from Investment Operations	3.70		(1.47)		1.87		0.48
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.07)
Net Realized Gain	(0.10)		(0.11)		—		—
Total Distributions	(0.10)		(0.11)		—		(0.07)
Net Asset Value, End of Period	$14.30		$10.70		$12.28		$10.41
Total Return(4)	34.50%		(11.94)%		17.96%		4.79	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,489		$1,563		$1,831		$1,377
Ratio of Expenses Before Expense Limitation	3.23%		3.44%		3.94%		4.99	%(8)
Ratio of Expenses After Expense Limitation	1.90	%(5)	1.90	%(5)	1.90	%(5)	1.90	%(5)(8)
Ratio of Net Investment Loss	(0.39	)%(5)	(0.22	)%(5)	(0.43	)%(5)	(0.05	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	69%		60%		57%		28	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

US Core Portfolio

	Class IS
	Year Ended December 31,						Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2019		2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$10.88		$12.41		$10.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.12		0.08		0.07
Net Realized and Unrealized Gain (Loss)	3.83		(1.48)		1.94		0.48
Total from Investment Operations	3.93		(1.36)		2.02		0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.06)		(0.01)		(0.10)
Net Realized Gain	(0.10)		(0.11)		—		—
Paid-in-Capital	—		—		(0.05)		—
Total Distributions	(0.20)		(0.17)		(0.06)		(0.10)
Net Asset Value, End of Period	$14.61		$10.88		$12.41		$10.45
Total Return(3)	36.17%		(11.04)%		19.37%		5.52	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$26		$11		$12		$10
Ratio of Expenses Before Expense Limitation	16.90%		16.44%		19.96%		19.22	%(7)
Ratio of Expenses After Expense Limitation	0.75	%(4)	0.75	%(4)	0.75	%(4)	0.75	%(4)(7)
Ratio of Net Investment Income	0.74	%(4)	0.92	%(4)	0.71	%(4)	1.17	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	69%		60%		57%		28	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expenses Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the US Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value

Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$1,798	$—	$—	$1,798
Building Products	666	—	—	666
Capital Markets	1,854	—	—	1,854
Construction & Engineering	251	—	—	251
Electric Utilities	802	—	—	802
Electronic Equipment, Instruments & Components	375	—	—	375
Equity Real Estate Investment Trusts (REITs)	1,707	—	—	1,707
Health Care Equipment & Supplies	763	—	—	763
Health Care Providers & Services	451	—	—	451
Health Care Technology	245	—	—	245
Hotels, Restaurants & Leisure	1,443	—	—	1,443
Household Durables	516	—	—	516
Information Technology Services	1,381	—	—	1,381
Interactive Media & Services	471	—	—	471
Media	110	—	—	110
Oil, Gas & Consumable Fuels	393	—	—	393
Personal Products	749	—	—	749
Software	1,988	—	—	1,988
Specialty Retail	432	—	—	432
Tech Hardware, Storage & Peripherals	1,222	—	—	1,222
Textiles, Apparel & Luxury Goods	657	—	—	657
Trading Companies & Distributors	387	—	—	387
Total Common Stocks	18,661	—	—	18,661
Short-Term Investment
Investment Company	83	—	—	83
Total Assets	$18,744	$—	$—	$18,744

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.60%	0.55%	0.50%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $84,000 of advisory fees were waived and approximately $101,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $13,226,000 and $9,499,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$341	$5,714	$5,972	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$83

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$92	$125	$40	$111

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$1	$(1)

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
@	$83

@ Amount is less than $500

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 59.3%.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
US Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of US Core Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of US Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $125,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $92,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

21

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

27

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSCPANN
2916008 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Real Estate Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
Privacy Notice	25
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Concentrated Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Concentrated Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Real Estate Portfolio Class I	$1,000.00	$1,044.40	$1,020.47	$4.84	$4.79	0.94%
Global Concentrated Real Estate Portfolio Class A	1,000.00	1,041.80	1,018.65	6.69	6.61	1.30
Global Concentrated Real Estate Portfolio Class C	1,000.00	1,038.50	1,014.87	10.53	10.41	2.05
Global Concentrated Real Estate Portfolio Class IS	1,000.00	1,043.70	1,020.67	4.64	4.58	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Concentrated Real Estate Portfolio

The Fund seeks to provide current income and long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 13.38%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Net Total Return Index (the "Index"), which returned 21.91%.

Factors Affecting Performance

•  Overall returns have been strong in the real estate investment trust (REIT) market for full year 2019, but there was a wide disparity in share price performance; sectors viewed as defensive generally outperformed as the lower-for-longer investment theme strengthened and segments of the equity market appeared to be pricing in an economic slowdown/recession scenario. Bond yields continued to decline, achieving all-time lows in late August 2019; a phase that began in the fourth quarter of 2018, resulting in negative sovereign bond yields in certain markets (Germany, Japan) and significant bond yield declines in the U.S. and Australia. Given this combination of thematic investing and all-time low bond yields, we have witnessed a continued willingness among investors to pay premium valuations for segments of the market that are viewed as having greater predictability in cash flows. We suspect that underlying private market property valuation has become a less relevant metric as generalist investors and passive funds have become the marginal buyer of real estate securities. Generalist investors appear to place a greater focus on secular themes and are untethered to private market valuations.

•  With share prices generally appearing untethered to private real estate values, there are sectors trading at relative valuations previously witnessed during the 2008-09 global financial crisis and some sectors trading in excess of 50% premiums to net asset values (NAVs). There has been a continued willingness to pay premium valuations for segments of the REIT market that are viewed as having greater predictability in cash flows (e.g., U.S. net lease and health care REITs, Japan REITs) or benefiting from a secular investment theme

(e.g., U.S. industrial and data centers). In addition, the concerns with regard to economic growth have generally placed downward pressure on segments that are viewed as more vulnerable — office, retail and hotels. Many of these stocks are trading at large discounts to NAVs, despite significant transactional evidence in the private markets in the office and hotel sectors. This has resulted in a further widening of the disparity in share price valuations among market segments.

•  The global real estate securities market gained 21.9% during the 12-month period ending December 31, 2019, as measured by the Index.

o  In the U.S., property stocks gained 24.3%, as measured by the FTSE EPRA Nareit U.S. Index.(i) Continued negative sentiment and share price weakness in NYC office and Class A malls resulted in very wide discounts to NAVs, while data centers and net lease assets experienced share price strength due to being viewed as defensive in a lower-for-longer interest rate environment (in the case of net lease) or having a secular growth theme (in the case of data centers).

o  In Asia, property stocks gained 17.1%, as measured by the FTSE EPRA Nareit Developed Asia Index.(i) There have been three important macro events impacting Asia: the protests in Hong Kong, the ongoing U.S.-China trade war and the overall view of the market from lower-for-longer (this sentiment peaked in August 2019) to a more recent shift towards modestly higher sovereign bond yields. Following declines due to the continuation of anti-government protests, Hong Kong stocks traded at a wide discount to NAV and continue to trade at the widest discounts on a global basis. In Japan, REITs posted gains due to investors' search for yield, the Bank of Japan's commitment to monetary easing and the asset purchase program, and the segment's defensive characteristics.

o  In Europe, property stocks gained 27.3%, as measured by the FTSE EPRA Nareit Developed Europe Index.(i) The U.K. posted the largest gains on a global basis due to currency strength and less uncertainty over Brexit.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Concentrated Real Estate Portfolio

•  The top contributors to performance were the overweight exposure to the U.K. Majors and London office specialists and underweight exposure to German residential.

o  U.K. Majors and London office specialists overweight — the U.K. Majors and London office specialists traded at attractive discounted valuations throughout the year, and experienced a strong recovery in share prices in the fourth quarter of 2019 on reduced concerns over Brexit.

o  German residential underweight — the Fund's underweight to this sector was a key contributor as the sector experienced steep declines and volatility, particularly after the second quarter of 2019 when the City of Berlin proposed to freeze rents and have rental reductions in some cases, in response to a surge in housing costs.

•  The key detractors from performance were the Fund's exposure to the U.S. malls sector and Hong Kong real estate operating companies (REOCs); exposure to U.S. primary central business district (CBD) office, primarily NYC office; and underweight exposure to the U.S. net lease and U.S. industrial sectors.

o  U.S. malls — the Fund remained overweight to select owners of Class A malls, as tenant sales in the "A mall" portfolios continue to experience growth despite retailer challenges, but the sector underperformed in the period as sentiment towards retail remains negative.

o  Hong Kong REOCs — the overweight to Hong Kong REOCs detracted for the period due to escalation of anti-government protests and market sentiment on the economic uncertainties related to the U.S.-Sino trade war. The stocks experienced a recovery in the fourth quarter of 2019, but still ended the year trading at a significant 47% discount to NAVs.

o  U.S. primary CBD office (NYC office) — NYC office REITs posted the top performance in the fourth quarter, but still ended the year trading at a significant discount to NAVs of 25%

o  U.S. net lease sector underweight — the sector traded at one of the most significant premiums to NAV (+47% at the end of December) but the companies experienced share price gains on investor preference for stocks viewed as more defensive, given that net lease companies generally feature more bond-like cash flows.

o  U.S. industrial sector underweight — this sector outperformed as it continued to benefit from a secular investment theme despite trading at a +23% premium to NAVs at the end of December 2019.

Management Strategies

•  We believe listed real estate security returns should mirror private real estate performance. This strategy may result in periods of underperformance, particularly when the market is driven more by thematic/momentum investing and macro factors, as opposed to fundamentals and intrinsic value. The current prolonged period in which underlying private market valuation is not a relevant determinant of share prices has been surprising. The private market is more than six times larger than the public markets and has, up until this period, always served as a key determinant of share prices and our key metric. It is logical to us that persistent discounts cannot exist when there is so much capital on the sidelines needing to invest, and we believe we will be rewarded as these stocks provide favorable risk-adjusted return opportunities based on our analysis.

•  We would note the lack of focus on valuations/fundamentals has been, in our opinion, prolonged due to the following factors:

o  Institutional investors have demonstrated a significant preference for private real estate (as opposed to public real estate); as a result, generalist and passive investors have become the marginal buyers.

o  Generalist investors tend to focus less on valuations and more on traditional stock market metrics (such as earnings growth and dividend yields) and secular themes.

o  Growth of passive investing in the REIT space has contributed to exacerbating the dislocation due to a lack of focus on differentiating among stocks based on fundamentals, and instead adding to overvalued stocks that have grown in

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Concentrated Real Estate Portfolio

market capitalization and reducing exposure to undervalued stocks that have decreased in size.

o  Untethered to private real estate valuations, earnings multiples have expanded to record levels in sectors viewed as more defensive or benefiting from favorable secular themes. This has resulted in a willingness to ignore the distinction in multiples used to value assets in the private real estate sector and therefore indifference about the quality of the real estate cash flow when buying stocks based on fund from operations (FFO) multiples, as shown by net lease and health care REITs trading at higher multiples than NYC office REITs.

•  Regional bets are currently relatively muted due to a lack of large valuation disparities among the regions and due to macro uncertainties which may impact regional share prices far more than underlying fundamentals and valuations, and we have instead focused more on the significant disparity in valuations within each of the regions. While the overall global real estate securities market ended the period trading at a 5% premium to NAVs, we see significant disparities in valuations among market segments within each of the major regions, with the most attractive expected return prospects from companies concentrated in U.S. central business district office (especially NYC office), U.S. and Continental European high quality retail, the Hong Kong commercial property companies, the U.K. Majors, U.S. hotels, and select opportunities to invest in other core assets at attractive discounted valuations in a number of other global markets.

(i)  The FTSE EPRA Nareit U.S. Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the U.S. real estate markets. The FTSE EPRA Nareit Developed Asia Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asia real estate markets. The FTSE EPRA Nareit Developed Europe Index is a subset of the FTSE EPRA Nareit Developed Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes are listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Concentrated Real Estate Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 18, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Net Total Return Index(1) and the Lipper Global Real Estate Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	13.38%	—	—	1.70%
Fund — Class A Shares w/o sales charges(4)	12.85	—	—	1.33
Fund — Class A Shares with maximum 5.25% sales charges(4)	6.92	—	—	–2.14
Fund — Class C Shares w/o sales charges(4)	12.01	—	—	0.57
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	11.01	—	—	0.57
Fund — Class IS Shares w/o sales charges(4)	13.43	—	—	1.74
FTSE EPRA Nareit Developed Real Estate Net Total Return Index	21.91	—	—	10.01
Lipper Global Real Estate Funds Index	23.63	—	—	10.24

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed Real Estate Net Total Return Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 18, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Concentrated Real Estate Portfolio

	Shares	Value (000)
Common Stocks (95.0%)
Australia (1.6%)
Dexus REIT	2,163	$18
GPT Group (The) REIT	5,159	20
Scentre Group REIT	14,673	40
		78
Canada (0.3%)
RioCan Real Estate Investment Trust REIT	838	17
Finland (0.3%)
Citycon Oyj	1,361	14
France (6.7%)
Gecina SA REIT	507	91
ICADE REIT	97	11
Klepierre SA REIT	4,766	181
Unibail-Rodamco-Westfield REIT	299	47
		330
Germany (1.7%)
ADO Properties SA	185	7
Deutsche Wohnen SE	1,899	77
		84
Hong Kong (18.3%)
CK Asset Holdings Ltd.	1,935	14
Hongkong Land Holdings Ltd.	37,972	218
Hysan Development Co., Ltd.	10,547	41
Link REIT	4,982	53
Mandarin Oriental International Ltd.	58,076	106
New World Development Co., Ltd.	10,047	14
Sino Land Co., Ltd.	10,338	15
Sun Hung Kai Properties Ltd.	15,291	234
Swire Properties Ltd.	45,134	150
Wharf Real Estate Investment Co., Ltd.	8,028	49
		894
Ireland (0.4%)
Hibernia REIT PLC	13,471	21
Japan (5.1%)
GLP J-REIT	1	1
Mitsubishi Estate Co., Ltd.	5,567	107
Mitsui Fudosan Co., Ltd.	4,027	99
Nippon Building Fund, Inc. REIT	4	29
Sumitomo Realty & Development Co., Ltd.	404	14
		250
Netherlands (1.5%)
Eurocommercial Properties N.V. CVA REIT	2,567	72
Norway (0.2%)
Entra ASA	746	12
Singapore (0.3%)
CapitaLand Ltd.	3,097	8
UOL Group Ltd.	937	6
		14
	Shares	Value (000)
Spain (1.6%)
Inmobiliaria Colonial Socimi SA REIT	1,071	$14
Merlin Properties Socimi SA REIT	4,407	63
		77
Sweden (0.5%)
Hufvudstaden AB, Class A	1,162	23
United Kingdom (9.5%)
British Land Co., PLC (The) REIT	9,917	84
Derwent London PLC REIT	1,343	71
Great Portland Estates PLC REIT	8,411	96
Hammerson PLC REIT	19,549	80
Land Securities Group PLC REIT	9,335	122
St. Modwen Properties PLC	1,003	7
Urban & Civic PLC	1,129	5
		465
United States (47.0%)
American Homes 4 Rent, Class A REIT	371	10
Apartment Investment & Management Co., Class A REIT	759	39
AvalonBay Communities, Inc. REIT	598	125
Boston Properties, Inc. REIT	1,451	200
Brixmor Property Group, Inc. REIT	604	13
Camden Property Trust REIT	154	16
CubeSmart REIT	32	1
DiamondRock Hospitality Co. REIT	4,851	54
Equity Residential REIT	1,384	112
Essex Property Trust, Inc. REIT	93	28
Federal Realty Investment Trust REIT	188	24
Healthcare Realty Trust, Inc. REIT	552	18
Host Hotels & Resorts, Inc. REIT	7,724	143
Hudson Pacific Properties, Inc. REIT	1,511	57
JBG SMITH Properties REIT	783	31
Life Storage, Inc. REIT	242	26
Macerich Co. (The) REIT	5,864	158
Mack-Cali Realty Corp. REIT	3,122	72
Mid-America Apartment Communities, Inc. REIT	117	16
Paramount Group, Inc. REIT	3,439	48
ProLogis, Inc. REIT	342	31
Public Storage REIT	54	12
QTS Realty Trust, Inc., Class A REIT	64	4
Regency Centers Corp. REIT	1,239	78
Simon Property Group, Inc. REIT	2,042	304
SITE Centers Corp. REIT	459	7
SL Green Realty Corp. REIT	4,278	393
Sunstone Hotel Investors, Inc. REIT	5,183	72
Vornado Realty Trust REIT	3,147	209
		2,301
Total Common Stocks (Cost $4,767)		4,652

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Concentrated Real Estate Portfolio

	Shares	Value (000)
Short-Term Investment (4.7%)
Investment Company (4.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $231)	231,379	$231
Total Investments (99.7%) (Cost $4,998) (a)(b)		4,883
Other Assets in Excess of Liabilities (0.3%)		13
Net Assets (100.0%)		$4,896

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  The approximate fair value and percentage of net assets, $383,000 and 7.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $5,029,000. The aggregate gross unrealized appreciation is approximately $272,000 and the aggregate gross unrealized depreciation is approximately $418,000, resulting in net unrealized depreciation of approximately $146,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	30.7%
Office	24.0
Retail	22.3
Residential	8.8
Lodging/Resorts	7.7
Other*	6.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Concentrated Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,767)	$4,652
Investment in Security of Affiliated Issuer, at Value (Cost $231)	231
Total Investments in Securities, at Value (Cost $4,998)	4,883
Foreign Currency, at Value (Cost $7)	7
Dividends Receivable	23
Receivable for Investments Sold	12
Due from Adviser	8
Tax Reclaim Receivable	2
Receivable from Affiliate	—	@
Other Assets	23
Total Assets	4,958
Liabilities:
Payable for Professional Fees	44
Payable for Custodian Fees	4
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Investments Purchased	—	@
Payable for Administration Fees	—	@
Other Liabilities	14
Total Liabilities	62
Net Assets	$4,896
Net Assets Consist of:
Paid-in-Capital	$5,066
Total Accumulated Loss	(170)
Net Assets	$4,896
CLASS I:
Net Assets	$4,866
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	513,587
Net Asset Value, Offering and Redemption Price Per Share	$9.48
CLASS A:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,030
Net Asset Value, Redemption Price Per Share	$9.48
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.53
Maximum Offering Price Per Share	$10.01
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,022
Net Asset Value, Offering and Redemption Price Per Share	$9.48
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,034
Net Asset Value, Offering and Redemption Price Per Share	$9.48

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Concentrated Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$106
Non-Cash Dividends from Securities of Unaffiliated Issuers	14
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	122
Expenses:
Professional Fees	103
Offering Costs	36
Advisory Fees (Note B)	35
Registration Fees	34
Custodian Fees (Note F)	25
Shareholder Reporting Fees	18
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	5
Administration Fees (Note C)	4
Directors' Fees and Expenses	3
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Other Expenses	25
Total Expenses	296
Expenses Reimbursed by Adviser (Note B)	(210)
Waiver of Advisory Fees (Note B)	(35)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	45
Net Investment Income	77
Realized Gain:
Investments Sold	53
Foreign Currency Translation	—	@
Net Realized Gain	53
Change in Unrealized Appreciation (Depreciation):
Investments	443
Foreign Currency Translation	—	@
Net Change in Unrealized Appreciation (Depreciation)	443
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	496
Net Increase in Net Assets Resulting from Operations	$573

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Concentrated Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)		Period from June 15, 2018^ to December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$77		$115
Net Realized Gain (Loss)	53		(23)
Net Change in Unrealized Appreciation (Depreciation)	443		(558)
Net Increase (Decrease) in Net Assets Resulting from Operations	573		(466)
Dividends and Distributions to Shareholders:
Class I	(154)		(141)
Class A	(—	@)	(—	@)
Class C	(—	@)	(—	@)
Class IS	(—	@)	(—	@)
Paid-in-Capital:
Class I	—		(71)
Class A	—		(—	@)
Class C	—		(—	@)
Class IS	—		(—	@)
Total Dividends and Distributions to Shareholders	(154)		(212)
Capital Share Transactions:(1)
Class I:
Subscribed	—		4,970
Distributions Reinvested	154		—
Class A:
Subscribed	1		10
Distributions Reinvested	—	@	—
Redeemed	(—	@)	—
Class C:
Subscribed	—		10
Distributions Reinvested	—	@	—
Class IS:
Subscribed	—		10
Distributions Reinvested	—	@	—
Net Increase in Net Assets Resulting from Capital Share Transactions	155		5,000
Total Increase in Net Assets	574		4,322
Net Assets:
Beginning of Period	4,322		—
End of Period	$4,896		$4,322
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—		497
Shares Issued on Distributions Reinvested	17		—
Net Increase in Class I Shares Outstanding	17		497
Class A:
Shares Subscribed	—	@@	1
Shares Issued on Distributions Reinvested	—	@@	—
Shares Redeemed	(—	@@)	—
Net Increase in Class A Shares Outstanding	—	@@	1
Class C:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class C Shares Outstanding	—	@@	1
Class IS:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class IS Shares Outstanding	—	@@	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$8.64		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.23
Net Realized and Unrealized Gain (Loss)	0.99		(1.16)
Total from Investment Operations	1.15		(0.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.29)
Paid-in-Capital	—		(0.14)
Total Distributions	(0.31)		(0.43)
Net Asset Value, End of Period	$9.48		$8.64
Total Return(3)	13.38%		(9.49	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,866		$4,295
Ratio of Expenses Before Expense Limitation	6.15%		8.58	%(7)
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)(7)
Ratio of Net Investment Income	1.67	%(4)	4.42	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	21%		19	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$8.65		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.12		0.21
Net Realized and Unrealized Gain (Loss)	0.99		(1.15)
Total from Investment Operations	1.11		(0.94)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.27)
Paid-in-Capital	—		(0.14)
Total Distributions	(0.28)		(0.41)
Net Asset Value, End of Period	$9.48		$8.65
Total Return(3)	12.85%		(9.57	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$9
Ratio of Expenses Before Expense Limitation	26.09%		26.73	%(7)
Ratio of Expenses After Expense Limitation	1.30	%(4)	1.30	%(4)(7)
Ratio of Net Investment Income	1.31	%(4)	4.06	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	21%		19	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$8.65		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.17
Net Realized and Unrealized Gain (Loss)	0.98		(1.15)
Total from Investment Operations	1.03		(0.98)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.23)
Paid-in-Capital	—		(0.14)
Total Distributions	(0.20)		(0.37)
Net Asset Value, End of Period	$9.48		$8.65
Total Return(3)	12.01%		(9.94	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$9
Ratio of Expenses Before Expense Limitation	26.91%		27.50	%(7)
Ratio of Expenses After Expense Limitation	2.05	%(4)	2.05	%(4)(7)
Ratio of Net Investment Income	0.55	%(4)	3.30	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	21%		19	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$8.64		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.23
Net Realized and Unrealized Gain (Loss)	0.99		(1.16)
Total from Investment Operations	1.15		(0.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.29)
Paid-in-Capital	—		(0.14)
Total Distributions	(0.31)		(0.43)
Net Asset Value, End of Period	$9.48		$8.64
Total Return(3)	13.43%		(9.47	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$9
Ratio of Expenses Before Expense Limitation	25.85%		26.46	%(7)
Ratio of Expenses After Expense Limitation	0.90	%(4)	0.90	%(4)(7)
Ratio of Net Investment Income	1.71	%(4)	4.45	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	21%		19	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), (effective April 30, 2019, MSIM Company and MSIM Limited are no longer Sub-Advisers to the Fund), each a wholly-owned subsidiary of Morgan Stanley, determines

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$1,255	$243	$—	$1,498
Health Care	18	—	—	18
Industrial	31	1	—	32
Lodging/Resorts	375	—	—	375
Office	1,131	41	—	1,172
Residential	346	84	—	430
Retail	1,074	14	—	1,088
Self Storage	39	—	—	39
Total Common Stocks	4,269	383	—	4,652
Short-Term Investment
Investment Company	231	—	—	231
Total Assets	$4,500	$383	$—	$4,883

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.75%	0.70%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $35,000 of advisory fees were waived and approximately $216,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective April 30, 2019, MSIM Company and MSIM Limited are no longer Sub-Advisers to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $939,000 and $1,018,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio

(the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$10	$857	$636	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$231

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)
$149	$5	$141	$71

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to an adjustment to prior period distributions, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Accumulated Loss (000)	Paid-in Capital (000)
$18	$(18)

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$4

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2019, the Fund intends to defer to January 1, 2020 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$7	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund did not have record owners of 10% or greater.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from June 18, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Concentrated Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year the ended and the period from June 18, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019.

The Fund designated and paid approximately $5,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $49,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

25

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

31

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCREANN
2922342 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Real Assets Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Real Assets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Real Assets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Real Assets Portfolio Class I	$1,000.00	$1,050.70	$1,021.37	$3.93	$3.87	0.76%
Real Assets Portfolio Class A	1,000.00	1,049.50	1,019.46	5.89	5.80	1.14
Real Assets Portfolio Class C	1,000.00	1,045.70	1,015.68	9.75	9.60	1.89
Real Assets Portfolio Class IS	1,000.00	1,050.90	1,021.48	3.83	3.77	0.74

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Real Assets Portfolio

The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.35%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 27.67%, and underperformed the MSIF Real Assets Benchmark Blend Index, which returned 21.66%.

Factors Affecting Performance

•  In spite of weak earnings, a manufacturing recession, the feeblest growth in trade volumes since the 2008-09 crisis and heightened economic and political uncertainty, global assets markets rallied in 2019. Transitioning from a volatile year of poor returns in 2018, 2019 was retrospectively a good year. In 2019, we had the best global equity total returns since 2009, the best U.S. investment grade corporate bond total returns since 2009, the largest annual fall in the VIX Index since 2009 and the largest rally in Brent crude oil since 2007.i The Index returned 27.67%, with all sectors posting positive returns. Information technology, industrials and communication services outperformed, while energy was the big laggard. Growth outperformed value stocks, and large-caps outpaced small-caps.

•  Overall returns have been strong in the real estate investment trust (REIT) market for full year 2019, but there was a wide disparity in share price performance; sectors viewed as defensive generally outperformed as the lower-for-longer investment theme strengthened and segments of the equity market appeared to be pricing in an economic slowdown/recession scenario. Bond yields continued to decline, achieving all-time lows in late August 2019; a phase that began in the fourth quarter of 2018, resulting in negative sovereign bond yields in certain markets (Germany, Japan) and significant bond yield declines in the U.S. and Australia. Given this combination of thematic investing and all-time low bond yields, we have witnessed a continued willingness among investors to pay premium valuations for segments of the market that are viewed as having greater predictability in cash flows. We suspect that underlying private market property valuation has become a less relevant metric as generalist investors and passive funds have become the marginal buyer of real estate securities. Generalist investors appear to place a greater focus on secular themes and are untethered to private market valuations. With share prices generally appearing untethered to private real estate values, there are sectors trading at relative valuations previously witnessed during the 2008-09 global financial crisis and some sectors trading in excess of 50% premiums to net asset values (NAVs). There has been a continued willingness to pay premium valuations for segments of the REIT market that are viewed as having greater predictability in cash flows (e.g., U.S. net lease and health care REITs, Japan REITs) or benefiting from a secular investment theme (e.g., U.S. industrial and data centers). In addition, the concerns with regard to economic growth have generally placed downward pressure on segments that are viewed as more vulnerable — office, retail and hotels. Many of these stocks are trading at large discounts to NAVs, despite significant transactional evidence in the private markets in the office and hotel sectors. This has resulted in a further widening of the disparity in share price valuations among market segments. The Fund continues to be underweight to segments that have benefited from this theme due to premium share price valuations, and overweight to market segments which trade at very attractive discounted valuations.

•  Global listed infrastructure securities' favorable performance was driven by a confluence of factors in 2019: (1) a healthy fundamental outlook across most infrastructure sectors, supported by modest global economic growth, (2) declines in cost of capital concurrent with a return to record low interest rates in a number of developed economies, (3) demand for "defensive" equities largely agnostic to political risk in a world of heightened geopolitical uncertainty, and (4) the need for infrastructure network augmentation due to structural shifts in network architecture (most notably in the utilities and communications sectors — e.g., decentralization of the electricity grid through increasing renewable power load and

i  Source: Bloomberg L.P. Data as of December 31, 2019. Global equities are represented by the MSCI World Net Index, and U.S. investment grade corporate bonds are represented by the Bloomberg Barclays U.S. Corporate Index.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Real Assets Portfolio

5G/Internet of Things buildout for communications infrastructure). Outside of these factors, we would also note a significant focus on capital discipline and balance sheet health benefited several companies in 2019, most notably in the energy infrastructure sectors. Overall, we view 2019 as a strong year for infrastructure securities and the infrastructure markets in general.

•  The U.S. Federal Reserve turned dovish in 2019 to ease financial conditions and to counteract the slowdown in global growth. The federal funds rate was cut three times over the year in 25 basis point increments and 10-year U.S. Treasury rates saw a strong rally. As a result, the fixed income portfolio generated strong returns and outperformed the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index.

Management Strategies

•  The Fund is comprised of independently managed sub-portfolios for each real asset class with an asset allocation that aims to optimize the balance between return potential and risk across the publicly traded real asset categories. Across the underlying real asset categories, the investment approach combines a top-down process with bottom-up stock selection, with each team providing bottom-up insight into their specialist areas, determining sub-sector and regional preferences within listed real assets.

•  Going into 2020, we have a constructive near-term view in inflation-sensitive equities given the short-term outlook for economic growth. Our largest overweight allocation in the Fund is to fixed income, where we believe inflation is attractively priced relative to other opportunities. We have an offsetting underweight allocation to global real estate and a broadly neutral stance on global infrastructure.

•  Within fixed income, we expect the U.S. Federal Reserve to stay on the dovish side and let inflation drift higher. At the same time, as the headwinds of U.S.-China trade negotiations dissipate and global growth stabilizes, we expect rates to drift higher. Hence, we have a small underweight to duration relative to the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index. We also initiated an inflation breakeven widener position by selling nominal duration in the portfolio, as we expect inflation breakevens to widen from current levels.

•  Within global infrastructure, our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads sector, a market-neutral weighting to companies in the water and ports sectors, and an underweighting to companies in the communications, pipeline companies, gas midstream, electricity transmission & distribution, European regulated utilities, diversified, airports, and gas distribution utilities sectors. Finally, we continue to retain an out-of-benchmark position in renewables, as well as a weighting in certain other utilities that are not contained in the Dow Jones Brookfield Global Infrastructure IndexSM. In terms of outlook, while we do expect a moderation in some fundamental trends going forward, specifically in transportation infrastructure where volume/traffic dynamics have generally been running above trend until recently, our outlook for infrastructure securities in 2020 is constructive on a fundamental basis. Furthermore, because there is considerable debate as to whether we are "mid-cycle" or "late-cycle" from an economic perspective, and questions remain about the timing and comprehensiveness of a "full" or "Phase Two" U.S.-China trade agreement, as well as the outcome of a 2020 U.S. presidential election, we believe infrastructure securities could continue to serve as a relative safe-haven for many investors looking for companies with resilient and predictable cash flow profiles. Valuation and regulatory changes are primary risk factors, but we view the former as a risk borne by all long-duration assets, including fixed income and non-infrastructure equities. Encouragingly, value remains at the company level, which we believe is supportive of positive potential returns for the asset class going forward. In particular, we view select areas of energy infrastructure and emerging markets infrastructure more broadly as areas of opportunity, as well as companies currently involved in regulatory processes (with near-term uncertainty but long-term value). Finally, given the considerable amount of private capital raised for infrastructure and the dislocation between public and private valuations, we view public-to-private transactions as a

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Real Assets Portfolio

considerable opportunity for listed infrastructure over the short to medium term.

•  We believe listed real estate security returns should mirror private real estate performance. This strategy may result in periods of underperformance, particularly when the market is driven more by thematic/momentum investing and macro factors, as opposed to fundamentals and intrinsic value. The current prolonged period in which underlying private market valuation is not a relevant determinant of share prices has been surprising. The private market is more than six times larger than the public markets and has, up until this period, always served as a key determinant of share prices and our key metric. It is logical to us that persistent discounts cannot exist when there is so much capital on the sidelines needing to invest, and we believe we will be rewarded as these stocks provide favorable risk-adjusted return opportunities based on our analysis.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 18, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Real Assets Portfolio

Performance Compared to the MSCI World Net Index(1), MSIF Real Assets Benchmark Blend Index(2) and the Lipper Real Return Funds Index(3)

	Period Ended December 31, 2019 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	18.35%	—	—	6.66%
Fund — Class A Shares w/o sales charges(5)	17.93	—	—	6.26
Fund — Class A Shares with maximum 5.25% sales charges(5)	11.76	—	—	2.63
Fund — Class C Shares w/o sales charges(5)	17.12	—	—	5.51
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	16.12	—	—	5.51
Fund — Class IS Shares w/o sales charges(5)	18.37	—	—	6.68
MSCI World Net Index	27.67	—	—	8.97
MSIF Real Assets Benchmark Blend Index	21.66	—	—	9.82
Lipper Real Return Funds Index	13.56	—	—	1.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)  The MSIF Real Assets Benchmark Blend Index is comprised of 25% MSCI World Net Index (benchmark that measures the equity market performance of developed markets), 25% Dow Jones Brookfield Global Infrastructure IndexSM (benchmark that measures the stock performance of companies that exhibit strong infrastructure characteristics), 25% FTSE EPRA Nareit Developed Real Estate Net Total Return Index (a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets) and 25% Bloomberg Barclays US Treasury Inflation-Protected Securities Index (TIPS) (a benchmark that measures the performance of the TIPS market. TIPS are bonds issued by the US Treasury that pay a coupon on the adjusted principal of the bond). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Return Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Return Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Return Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 18, 2018.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Real Assets Portfolio

	Shares	Value (000)
Common Stocks (70.9%)
Australia (2.4%)
APA Group	2,209	$17
Atlas Arteria Ltd.	2,922	16
BHP Group Ltd.	21	1
Computershare Ltd.	1,362	16
Dexus REIT	1,154	10
GPT Group (The) REIT	2,774	11
Origin Energy Ltd.	34	—	@
Santos Ltd.	4,213	24
Scentre Group REIT	8,441	23
Sydney Airport	4,004	24
Transurban Group	6,136	64
Wesfarmers Ltd.	64	2
Woodside Petroleum Ltd.	923	22
Woolworths Group Ltd.	1,099	28
		258
Canada (4.6%)
Bank of Nova Scotia (The)	456	26
Bombardier, Inc., Class B (a)	3,499	5
Enbridge, Inc.	3,238	129
Hydro One Ltd.	2,624	51
National Bank of Canada	1,032	57
Pembina Pipeline Corp.	1,385	51
RioCan Real Estate Investment Trust REIT	438	9
Royal Bank of Canada	485	39
TC Energy Corp.	2,146	114
Toronto-Dominion Bank (The)	375	21
		502
China (1.1%)
China Everbright International Ltd.	23,328	19
China Gas Holdings Ltd. (b)	13,218	50
China Merchants Port Holdings Co., Ltd. (b)	3,773	6
China Overseas Land & Investment Ltd. (b)	369	2
China Tower Corp. Ltd. H Shares (b)	85,836	19
ENN Energy Holdings Ltd. (b)	2,600	28
		124
Denmark (0.3%)
Carlsberg A/S Series B	202	30
Finland (0.2%)
Citycon Oyj	791	8
Nokian Renkaat Oyj	468	14
		22
France (3.3%)
Aeroports de Paris (ADP)	127	25
Airbus SE	137	20
Gecina SA REIT	274	49
Getlink SE	1,146	20
ICADE REIT	71	8
Klepierre SA REIT	2,466	94
Sanofi	280	28
Unibail-Rodamco-Westfield REIT	187	30
Vinci SA	787	87
		361
	Shares	Value (000)
Germany (1.0%)
ADO Properties SA	100	$3
BASF SE	306	23
Deutsche Wohnen SE	1,067	43
SAP SE	146	20
Siemens AG (Registered)	181	24
		113
Hong Kong (4.6%)
CK Asset Holdings Ltd.	1,016	7
Dairy Farm International Holdings Ltd.	2,034	11
Hong Kong & China Gas Co., Ltd.	13,664	27
Hong Kong Exchanges & Clearing Ltd.	6	—	@
Hongkong Land Holdings Ltd.	23,593	136
Hysan Development Co., Ltd.	5,515	22
Link REIT	2,654	28
New World Development Co., Ltd.	5,785	8
Sun Hung Kai Properties Ltd.	8,965	137
Swire Properties Ltd.	29,181	97
Wharf Real Estate Investment Co., Ltd.	3,280	20
		493
India (0.4%)
Azure Power Global Ltd. (a)	3,547	45
Ireland (0.1%)
Hibernia REIT PLC	7,239	11
Italy (0.9%)
Atlantia SpA	1,032	24
Eni SpA	1,625	25
Infrastrutture Wireless Italiane SpA	1,334	13
Snam SpA	1,157	6
Terna Rete Elettrica Nazionale SpA	5,010	34
		102
Japan (3.6%)
Aeon Co., Ltd.	1,027	21
GLP J-REIT	4	5
ITOCHU Corp.	1,451	34
Japan Airport Terminal Co., Ltd.	152	8
Mitsubishi Corp.	1,086	29
Mitsubishi Estate Co., Ltd.	3,377	65
Mitsui Fudosan Co., Ltd.	2,072	51
Mizuho Financial Group, Inc.	18,399	28
Nippon Building Fund, Inc. REIT	2	15
Shiseido Co., Ltd.	237	17
Sumitomo Corp.	1,393	21
Sumitomo Electric Industries Ltd.	1,634	24
Sumitomo Mitsui Financial Group, Inc.	780	29
Sumitomo Realty & Development Co., Ltd.	215	7
Tokyo Gas Co., Ltd.	1,484	36
		390
Mexico (1.5%)
Promotora y Operadora de Infraestructura SAB de CV	15,772	161

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Real Assets Portfolio

	Shares	Value (000)
Netherlands (0.7%)
Eurocommercial Properties N.V. CVA REIT	1,505	$42
Koninklijke DSM N.V.	266	35
		77
New Zealand (0.2%)
Auckland International Airport Ltd.	3,738	22
Norway (0.1%)
Telenor ASA	851	15
Portugal (0.2%)
Galp Energia SGPS SA	1,332	22
Singapore (0.3%)
Keppel Corp., Ltd.	4,956	25
UOL Group Ltd.	592	4
		29
Spain (1.9%)
Aena SME SA	96	18
Atlantica Yield PLC	2,791	74
Cellnex Telecom SA	297	13
Ferrovial SA	1,276	39
Inmobiliaria Colonial Socimi SA REIT	167	2
Merlin Properties Socimi SA REIT	2,304	33
Repsol SA	1,878	29
		208
Sweden (0.1%)
Hufvudstaden AB, Class A	723	14
Switzerland (1.3%)
Barry Callebaut AG (Registered) (Registered)	10	22
Credit Suisse Group AG (Registered) (a)	1,791	24
Flughafen Zurich AG (Registered)	125	23
Nestle SA (Registered)	241	26
Novartis AG (Registered)	245	23
Roche Holding AG (Genusschein)	89	29
		147
United Kingdom (5.8%)
Anglo American PLC	836	24
British Land Co., PLC (The) REIT	6,446	55
Derwent London PLC REIT	791	42
Diageo PLC	536	23
GlaxoSmithKline PLC	13	—	@
Great Portland Estates PLC REIT	5,683	65
Hammerson PLC REIT	11,077	45
HSBC Holdings PLC	3,516	28
John Laing Group PLC	4,149	21
Land Securities Group PLC REIT	6,126	80
National Grid PLC	9,868	123
Pennon Group PLC	2,118	29
Royal Dutch Shell PLC, Class A	893	26
RSA Insurance Group PLC	2,694	20
Severn Trent PLC	703	23
United Utilities Group PLC	1,096	14
	Shares	Value (000)
Urban & Civic PLC	608	$3
Weir Group PLC (The)	846	17
		638
United States (36.3%)
Abbott Laboratories	323	28
AbbVie, Inc.	199	18
Adobe, Inc. (a)	92	30
Agilent Technologies, Inc.	272	23
Alphabet, Inc., Class C (a)	46	62
Amazon.com, Inc. (a)	29	54
American Electric Power Co., Inc.	128	12
American Express Co.	254	32
American Homes 4 Rent, Class A REIT	315	8
American Tower Corp. REIT	839	193
American Water Works Co., Inc.	417	51
Analog Devices, Inc.	190	23
Apartment Investment & Management Co., Class A REIT	239	12
Apple, Inc.	321	94
Aqua America, Inc.	819	38
Arthur J Gallagher & Co.	261	25
AT&T, Inc.	690	27
Atmos Energy Corp.	584	65
AvalonBay Communities, Inc. REIT	333	70
Bank of America Corp.	926	33
Baxter International, Inc.	260	22
Boston Properties, Inc. REIT	793	109
Brixmor Property Group, Inc. REIT	827	18
Camden Property Trust REIT	156	17
Caterpillar, Inc.	141	21
Celanese Corp.	182	22
CenterPoint Energy, Inc.	1,644	45
Charles Schwab Corp. (The)	415	20
Cheniere Energy, Inc. (a)	659	40
Chevron Corp.	184	22
Citrix Systems, Inc.	205	23
Coca-Cola Co. (The)	429	24
Comcast Corp., Class A	483	22
Consolidated Edison, Inc.	454	41
Corteva, Inc. (a)	156	5
Crown Castle International Corp. REIT	749	106
CSX Corp.	328	24
CubeSmart REIT	219	7
DiamondRock Hospitality Co. REIT	2,576	29
Discover Financial Services	329	28
Dover Corp.	203	23
DuPont de Nemours, Inc.	156	10
Edison International	711	54
Equity Residential REIT	644	52
Essex Property Trust, Inc. REIT	67	20
Eversource Energy	719	61
F5 Networks, Inc. (a)	109	15

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Real Assets Portfolio

	Shares	Value (000)
United States (cont'd)
Facebook, Inc., Class A (a)	170	$35
Federal Realty Investment Trust REIT	64	8
FLIR Systems, Inc.	375	20
Garmin Ltd.	341	33
Gilead Sciences, Inc.	273	18
Globe Life, Inc.	319	34
HCA Healthcare, Inc.	143	21
Healthcare Realty Trust, Inc. REIT	295	10
Healthpeak Properties, Inc. REIT	275	9
Host Hotels & Resorts, Inc. REIT	4,055	75
Hudson Pacific Properties, Inc. REIT	649	24
Intel Corp.	401	24
International Business Machines Corp.	211	28
Intuitive Surgical, Inc. (a)	41	24
JBG SMITH Properties REIT	335	13
Johnson & Johnson	274	40
JPMorgan Chase & Co.	376	52
Kinder Morgan, Inc.	3,052	65
LKQ Corp. (a)	649	23
Macerich Co. (The) REIT	3,323	89
Mack-Cali Realty Corp. REIT	1,851	43
Mastercard, Inc., Class A	108	32
Merck & Co., Inc.	286	26
Microsoft Corp.	604	95
Mid-America Apartment Communities, Inc. REIT	61	8
Mondelez International, Inc., Class A	500	28
Netflix, Inc. (a)	45	15
NiSource, Inc.	1,781	50
Norfolk Southern Corp.	135	26
ONEOK, Inc.	715	54
Paramount Group, Inc. REIT	1,363	19
PepsiCo, Inc.	230	31
Pfizer, Inc.	661	26
Procter & Gamble Co. (The)	228	28
ProLogis, Inc. REIT	211	19
Prudential Financial, Inc.	251	24
PTC, Inc. (a)	230	17
Public Storage REIT	22	5
QTS Realty Trust, Inc., Class A REIT	144	8
QUALCOMM, Inc.	289	26
Regency Centers Corp. REIT	626	39
salesforce.com, Inc. (a)	150	24
SBA Communications Corp. REIT	261	63
Sempra Energy	490	74
Simon Property Group, Inc. REIT	1,074	160
SL Green Realty Corp. REIT	2,165	199
Steel Dynamics, Inc.	486	17
Sunstone Hotel Investors, Inc. REIT	2,519	35
Targa Resources Corp.	417	17
Thermo Fisher Scientific, Inc.	80	26
Tiffany & Co.	174	23
	Shares	Value (000)
UnitedHealth Group, Inc.	85	$25
Verizon Communications, Inc.	464	28
Vornado Realty Trust REIT	1,740	116
Walt Disney Co. (The)	214	31
Waste Connections, Inc.	224	20
Williams Cos., Inc. (The)	2,521	60
Xylem, Inc.	266	21
		3,981
Total Common Stocks (Cost $7,085)		7,765
	No. of Rights
Right (0.0%)
Spain (0.0%)
Repsol SA, expires 1/21/20 (a) (Cost $1)	1,878	1
	Face Amount (000)
U.S. Treasury Securities (26.0%)
United States (26.0%)
U.S. Treasury Inflation Index Notes (TIPS),
0.13%, 4/15/21 - 7/15/24	$677	681
0.38%, 7/15/23 - 1/15/27	633	642
0.50%, 1/15/28	286	293
0.75%, 2/15/42	69	72
0.88%, 1/15/29	197	209
1.00%, 2/15/46	217	239
2.00%, 1/15/26	18	20
2.13%, 2/15/40	55	72
3.88%, 4/15/29	216	288
U.S. Treasury Inflation Indexed Bonds,
0.25%, 1/15/25	276	279
1.00%, 2/15/48	46	51
Total U.S. Treasury Securities (Cost $2,781)		2,846
	Shares
Short-Term Investment (4.0%)
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $442)	441,774	442
Total Investments (100.9%) (Cost $10,309) (c)(d)(e)		11,054
Liabilities in Excess of Other Assets (–0.9%)		(101)
Net Assets (100.0%)		$10,953

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Securities are available for collateral in connection with open futures contract.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Real Assets Portfolio

(d)  The approximate fair value and percentage of net assets, $833,000 and 7.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $10,376,000. The aggregate gross unrealized appreciation is approximately $920,000 and the aggregate gross unrealized depreciation is approximately $241,000, resulting in net unrealized appreciation of approximately $679,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

TIPS  Treasury Inflation Protected Security.

Futures Contract:

The Fund had the following futures contract open at December 31, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Short:
U.S. Treasury 10 yr. Ultra Long Bond (United States)	1	Mar-20	(100)	$(141)	$2

@  Value is less than $500.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	42.0%
U.S. Treasury Securities	25.7
Equity Real Estate Investment Trusts (REITs)	20.3
Oil, Gas & Consumable Fuels	6.3
Real Estate Management & Development	5.7
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open short futures contract with a value of approximately $141,000 and unrealized appreciation of approximately $2,000

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Real Assets Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,867)	$10,612
Investment in Security of Affiliated Issuer, at Value (Cost $442)	442
Total Investments in Securities, at Value (Cost $10,309)	11,054
Foreign Currency, at Value (Cost $18)	18
Receivable for Investments Sold	135
Dividends Receivable	20
Interest Receivable	7
Due from Adviser	5
Receivable for Variation Margin on Futures Contracts	4
Tax Reclaim Receivable	2
Receivable from Affiliate	1
Other Assets	24
Total Assets	11,270
Liabilities:
Payable for Investments Purchased	121
Payable for Offering Costs	121
Payable for Professional Fees	44
Payable for Custodian Fees	15
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	15
Total Liabilities	317
Net Assets	$10,953
Net Assets Consist of:
Paid-in-Capital	$10,335
Total Distributable Earnings	618
Net Assets	$10,953
CLASS I:
Net Assets	$10,728
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,020,302
Net Asset Value, Offering and Redemption Price Per Share	$10.51
CLASS A:
Net Assets	$42
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,996
Net Asset Value, Redemption Price Per Share	$10.53
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$11.11
CLASS C:
Net Assets	$172
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,394
Net Asset Value, Offering and Redemption Price Per Share	$10.50
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,020
Net Asset Value, Offering and Redemption Price Per Share	$10.51

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Real Assets Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $15 of Foreign Taxes Withheld)	$194
Interest from Securities of Unaffiliated Issuers	45
Non-Cash Dividends from Securities of Unaffiliated Issuers	22
Dividends from Security of Affiliated Issuer (Note G)	8
Total Investment Income	269
Expenses:
Professional Fees	102
Custodian Fees (Note F)	70
Advisory Fees (Note B)	61
Offering Costs	50
Registration Fees	35
Shareholder Reporting Fees	17
Pricing Fees	17
Administration Fees (Note C)	8
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	1
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	24
Total Expenses	396
Expenses Reimbursed by Adviser (Note B)	(250)
Waiver of Advisory Fees (Note B)	(61)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	78
Net Investment Income	191
Realized Gain (Loss):
Investments Sold	8
Foreign Currency Forward Exchange Contracts	(1)
Foreign Currency Translation	(1)
Futures Contracts	(1)
Net Realized Gain	5
Change in Unrealized Appreciation (Depreciation):
Investments	1,478
Foreign Currency Forward Exchange Contracts	8
Foreign Currency Translation	— @
Futures Contracts	2
Net Change in Unrealized Appreciation (Depreciation)	1,488
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,493
Net Increase in Net Assets Resulting from Operations	$1,684

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Real Assets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)		Period from June 18, 2018^ to December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$191		$132
Net Realized Gain (Loss)	5		(52)
Net Change in Unrealized Appreciation (Depreciation)	1,488		(739)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,684		(659)
Dividends and Distributions to Shareholders:
Class I	(201)		(225)
Class A	(1)		(—	@)
Class C	(1)		(—	@)
Class IS	(—	@)	(—	@)
Paid-in-Capital:
Class I	(3)		(56)
Class A	(—	@)	(—	@)
Class C	(—	@)	(—	@)
Class IS	(—	@)	(—	@)
Total Dividends and Distributions to Shareholders	(206)		(281)
Capital Share Transactions:(1)
Class I:
Subscribed	37		9,970
Distributions Reinvested	204		—
Redeemed	(6)		—
Class A:
Subscribed	130		10
Distributions Reinvested	1		—
Redeemed	(105)		—
Class C:
Subscribed	153		10
Distributions Reinvested	1		—
Class IS:
Subscribed	—		10
Distributions Reinvested	—	@	—
Net Increase in Net Assets Resulting from Capital Share Transactions	415		10,000
Total Increase in Net Assets	1,893		9,060
Net Assets:
Beginning of Period	9,060		—
End of Period	$10,953		$9,060
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4		997
Shares Issued on Distributions Reinvested	20		—
Shares Redeemed	(1)		—
Net Increase in Class I Shares Outstanding	23		997
Class A:
Shares Subscribed	13		1
Shares Issued on Distributions Reinvested	—	@@	—
Shares Redeemed	(10)		—
Net Increase in Class A Shares Outstanding	3		1
Class C:
Shares Subscribed	15		1
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class C Shares Outstanding	15		1
Class IS:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class C Shares Outstanding	—	@@	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Real Assets Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.13
Net Realized and Unrealized Gain (Loss)	1.46		(0.79)
Total from Investment Operations	1.65		(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.22)
Paid-in-Capital	(0.00	)(7)	(0.06)
Total Distributions	(0.20)		(0.28)
Net Asset Value, End of Period	$10.51		$9.06
Total Return(3)	18.35%		(6.70	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,728		$9,033
Ratio of Expenses Before Expense Limitation	3.82%		4.76	%(6)
Ratio of Expenses After Expense Limitation	0.76	%(4)	0.76	%(4)(6)
Ratio of Net Investment Income	1.88	%(4)	2.52	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	65%		26	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

(7)  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Real Assets Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.15		0.11
Net Realized and Unrealized Gain (Loss)	1.47		(0.79)
Total from Investment Operations	1.62		(0.68)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.20)
Paid-in-Capital	(0.00	)(7)	(0.06)
Total Distributions	(0.15)		(0.26)
Net Asset Value, End of Period	$10.53		$9.06
Total Return(3)	17.93%		(6.90	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$42		$9
Ratio of Expenses Before Expense Limitation	7.63%		22.79	%(6)
Ratio of Expenses After Expense Limitation	1.14	%(4)	1.14	%(4)(6)
Ratio of Net Investment Income	1.46	%(4)	2.18	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	65%		26	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

(7)  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Real Assets Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.07
Net Realized and Unrealized Gain (Loss)	1.48		(0.79)
Total from Investment Operations	1.55		(0.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.16)
Paid-in-Capital	(0.00	)(7)	(0.06)
Total Distributions	(0.11)		(0.22)
Net Asset Value, End of Period	$10.50		$9.06
Total Return(3)	17.12%		(7.27	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$172		$9
Ratio of Expenses Before Expense Limitation	8.50%		23.55	%(6)
Ratio of Expenses After Expense Limitation	1.89	%(4)	1.89	%(4)(6)
Ratio of Net Investment Income	0.68	%(4)	1.37	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	65%		26	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

(7)  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Real Assets Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$9.06		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.13
Net Realized and Unrealized Gain (Loss)	1.47		(0.79)
Total from Investment Operations	1.66		(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.22)
Paid-in-Capital	(0.00	)(7)	(0.06)
Total Distributions	(0.21)		(0.28)
Net Asset Value, End of Period	$10.51		$9.06
Total Return(3)	18.37%		(6.69	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$9
Ratio of Expenses Before Expense Limitation	22.24%		22.53	%(6)
Ratio of Expenses After Expense Limitation	0.74	%(4)	0.74	%(4)(6)
Ratio of Net Investment Income	1.90	%(4)	2.53	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	65%		26	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

(7)  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Real Assets Portfolio. The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), (effective April 30, 2019), MSIM Company is no longer Sub-Adviser to the Fund, each a wholly-owned subsidiary

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$25	$—	$—	$25
Auto Components	—	38	—	38
Banks	256	57	—	313
Beverages	78	30	—	108
Biotechnology	36	—	—	36
Capital Markets	20	24	—	44
Chemicals	72	23	—	95
Commercial Services & Supplies	39	—	—	39
Communications Equipment	15	—	—	15
Construction & Engineering	147	—	—	147
Consumer Finance	60	—	—	60
Distributors	23	—	—	23
Diversified Telecommunication Services	87	28	—	115
Electric Utilities	178	34	—	212
Electronic Equipment, Instruments & Components	20	—	—	20
Entertainment	46	—	—	46
Equity Real Estate Investment Trusts (REITs)	2,220	20	—	2,240
Food & Staples Retailing	39	21	—	60
Food Products	28	48	—	76
Gas Utilities	187	42	—	229
Health Care Equipment & Supplies	74	—	—	74
Health Care Providers & Services	46	—	—	46
Household Durables	33	—	—	33
Household Products	28	—	—	28
Independent Power & Renewable Electricity Producers	119	—	—	119
Industrial Conglomerates	25	24	—	49
Information Technology Services	76	—	—	76
Insurance	103	—	—	103
Interactive Media & Services	97	—	—	97
Internet & Direct Marketing Retail	54	—	—	54
Life Sciences Tools & Services	49	—	—	49
Machinery	82	—	—	82
Media	22	—	—	22
Metals & Mining	42	—	—	42
Multi-Line Retail	2	—	—	2
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Multi-Utilities	$333	$—	$—	$333
Oil, Gas & Consumable Fuels	675	25	—	700
Personal Products	—	17	—	17
Pharmaceuticals	120	52	—	172
Real Estate Management & Development	436	191	—	627
Road & Rail	50	—	—	50
Semiconductors & Semiconductor Equipment	73	—	—	73
Software	189	20	—	209
Specialty Retail	23	—	—	23
Tech Hardware, Storage & Peripherals	94	—	—	94
Trading Companies & Distributors	—	84	—	84
Transportation Infrastructure	356	55	—	411
Water Utilities	155	—	—	155
Total Common Stocks	6,932	833	—	7,765
Rights	1	—	—	1
U.S. Treasury Securities	—	2,846	—	2,846
Short-Term Investment
Investment Company	442	—	—	442
Futures Contracts	2	—	—	2
Total Assets	$7,377	$3,679	$—	$11,056

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Treasury Inflation-Protected Securities: The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2019, the Fund did not have any open foreign currency forward exchange contracts.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815") is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on a Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	2	(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gain(loss) and change in unrealized appreciation (depreciation) by type of derivative contract for the period ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1)
Interest Rate Risk	Futures Contracts	(1)
	Total	$(2)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$8
Interest Rate Risk	Futures Contracts	2
	Total	$10

For the period ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$928,000
Futures Contracts:
Average monthly notional value	$35,000

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.60%	0.55%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $61,000 of advisory fees were waived and approximately $256,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective April 30, 2019, MSIM Company is no longer Sub-Adviser to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer

Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $3,881,000 and $5,204,000, respectively. For the year ended December 31, 2019, purchases and sales of long-term U.S. Government securities were approximately $3,008,000 and $1,310,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$307	$2,291	$2,156	$8
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$442

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$203	$3	$225	$56

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to tax adjustments related to real estate investment trusts, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$21	$(21)

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $21,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2019, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $26,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2019, the Fund intends to defer to January 1, 2020 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$4	—

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of December 31, 2019 and it did not have an impact on the Fund's financial statements.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Real Assets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Real Assets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from June 18, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Real Assets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from June 18, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2019. For corporate shareholders 23.46% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $161,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIRAANN
2925091 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Counterpoint Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Privacy Notice	27
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Counterpoint Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Counterpoint Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Counterpoint Portfolio Class I	$1,000.00	$1,031.90	$1,020.01	$5.28	$5.24	1.03%
Global Counterpoint Portfolio Class A	1,000.00	1,030.10	1,018.20	7.11	7.07	1.39
Global Counterpoint Portfolio Class C	1,000.00	1,025.60	1,014.42	10.93	10.87	2.14
Global Counterpoint Portfolio Class IS	1,000.00	1,031.90	1,020.21	5.07	5.04	0.99

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Counterpoint Portfolio(i)

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 33.81%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 26.60%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove global equities sharply higher over 2019. Although the U.S.-China trade relations dampened global manufacturing and export activity, many economies remained supported by relatively stronger consumer sectors that had remained mostly unaffected by the manufacturing slowdown. To further extend the economic cycle, global central banks resumed cutting policy interest rates and enacting other stimulus measures. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal, Brexit uncertainty eased with the Conservative Party winning a large majority in the U.K. general election, and some economic indicators appeared to be stabilizing.

•  Global equities, as measured by the Index, performed well during the year, with information technology, consumer discretionary and industrials the best performing sectors in the Index. All sectors advanced over the period, but the energy sector lagged the Index by the widest margin.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and sector allocations.

•  The largest contributors to the Fund's relative performance were our stock selection and overweight allocations in both the information technology and consumer discretionary sectors. Performance in the information technology sector was led by a holding in a U.S. company providing a cloud-based spending management platform to enterprises in the consumer discretionary sector; the Fund's holding in a leading provider of math and science tutoring in China added the most to relative performance. Stock selection in the health care sector also contributed positively to performance, driven by strong performance from a provider of cloud-based software solutions to life sciences companies.

•  There were no material detractors from relative performance at the sector level in this reporting period. The communication services and real estate sectors had a nearly neutral impact on performance. The largest detracting holding across the whole Fund was a London-based global online marketplace for luxury goods, which underperformed after the company's management reduced its financial outlook in the third quarter of 2019.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

(i)  On January 2, 2020, the MSIF Global Counterpoint Portfolio was renamed to the MSIF Counterpoint Global Portfolio and there were no changes made to the investment objective.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Counterpoint Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 29, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	33.81%	—	—	9.46%
Fund — Class A Shares w/o sales charges(4)	33.18	—	—	9.05
Fund — Class A Shares with maximum 5.25% sales charges(4)	26.17	—	—	5.25
Fund — Class C Shares w/o sales charges(4)	32.23	—	—	8.23
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	31.23	—	—	8.23
Fund — Class IS Shares w/o sales charges(4)	33.81	—	—	9.48
MSCI All Country World Net Index	26.60	—	—	9.83
Lipper Global Multi-Cap Growth Funds Index	29.00	—	—	9.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 29, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Counterpoint Portfolio

	Shares	Value (000)
Common Stocks (82.6%)
Argentina (0.3%)
Globant SA (a)	300	$32
Australia (0.3%)
Brookfield Infrastructure Partners LP	700	35
Brazil (0.4%)
B3 SA - Brasil Bolsa Balcao	1,407	15
Magazine Luiza SA	2,266	27
		42
Canada (3.6%)
Brookfield Asset Management, Inc., Class A	456	26
Canadian National Railway Co.	394	36
Colliers International Group, Inc.	138	11
Constellation Software, Inc.	60	58
FirstService Corp.	808	75
Shopify, Inc., Class A (a)	386	154
		360
China (8.3%)
Alibaba Group Holding Ltd. ADR (a)	203	43
China East Education Holdings Ltd. (a)(b)	13,000	27
China Resources Beer Holdings Co., Ltd. (b)	10,000	55
Foshan Haitian Flavouring & Food Co., Ltd., Class A	6,000	93
GSX Techedu, Inc. ADR (a)	1,263	28
Haidilao International Holding Ltd. (b)(c)	7,000	28
Hangzhou Tigermed Consulting Co., Ltd., Class A	1,598	15
Huazhu Group Ltd. ADR	1,063	43
HUYA, Inc. ADR (a)	1,971	35
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	1,500	7
Kweichow Moutai Co., Ltd., Class A	200	34
Meituan Dianping, Class B (a)(b)	6,600	86
Poly Property Development Co., Ltd., Class H (a)(b)	400	2
Shenzhou International Group Holdings Ltd. (b)	2,700	39
TAL Education Group ADR (a)	4,377	211
Tencent Holdings Ltd. (b)	800	39
Trip.com Group Ltd. ADR (a)	1,679	56
		841
Denmark (2.6%)
Chr Hansen Holding A/S	1,239	99
DSV A/S	1,433	165
		264
France (5.0%)
Christian Dior SE	193	99
EssilorLuxottica SA	642	98
Getlink SE	762	13
Hermes International	257	192
L'Oreal SA	69	20
LVMH Moet Hennessy Louis Vuitton SE	13	6
	Shares	Value (000)
Pernod Ricard SA	196	$35
Remy Cointreau SA	207	25
Safran SA	87	14
		502
Germany (0.4%)
Adidas AG	23	8
CompuGroup Medical SE	89	6
Nemetschek SE	120	8
Rational AG	11	9
Zalando SE (a)	166	8
		39
Hong Kong (0.4%)
AIA Group Ltd.	4,200	44
India (3.0%)
HDFC Bank Ltd. ADR	4,822	305
Israel (0.1%)
Wix.com Ltd. (a)	59	7
Italy (1.3%)
Brunello Cucinelli SpA	190	6
Moncler SpA	2,707	122
		128
Japan (1.7%)
Calbee, Inc.	1,300	43
Demae-Can Co., Ltd.	300	3
Keyence Corp.	200	70
Nihon M&A Center, Inc.	700	24
Pigeon Corp.	900	33
		173
Korea, Republic of (0.7%)
NAVER Corp.	420	68
Mexico (0.2%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,240	23
Netherlands (1.2%)
Adyen N.V. (a)	90	74
ASML Holding N.V.	163	48
		122
New Zealand (0.6%)
Ryman Healthcare Ltd.	1,144	13
Xero Ltd. (a)	822	46
		59
South Africa (0.0%)
Discovery Ltd.	263	2
Spain (0.1%)
Aena SME SA	68	13
Sweden (0.4%)
AddLife AB, Class B	176	6
Cellavision AB	112	4
Vitrolife AB	1,486	31
		41

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Counterpoint Portfolio

	Shares	Value (000)
Switzerland (0.2%)
Kuehne & Nagel International AG (Registered)	122	$21
Taiwan (1.0%)
Nien Made Enterprise Co., Ltd.	1,000	9
Taiwan Semiconductor Manufacturing Co., Ltd.	3,000	33
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	990	58
		100
Turkey (0.0%)
Ulker Biskuvi Sanayi AS (a)	957	4
United Kingdom (2.8%)
Atlassian Corp. PLC, Class A (a)	283	34
Blue Prism Group PLC (a)	293	4
Compass Group PLC	488	12
Diageo PLC	635	27
Fevertree Drinks PLC	736	21
Melrose Industries PLC	2,162	7
Reckitt Benckiser Group PLC	435	35
Rentokil Initial PLC	14,365	86
Rightmove PLC	5,627	47
Victoria PLC (a)	1,559	9
		282
United States (48.0%)
10X Genomics, Inc., Class A (a)	696	53
Adaptive Biotechnologies Corp. (a)	74	2
Adobe, Inc. (a)	182	60
Alnylam Pharmaceuticals, Inc. (a)	132	15
Alphabet, Inc., Class C (a)	70	94
Alteryx, Inc., Class A (a)	236	24
Amazon.com, Inc. (a)	154	285
Anaplan, Inc. (a)	139	7
Anterix, Inc.	287	12
Appfolio, Inc., Class A (a)	111	12
Appian Corp. (a)	535	20
At Home Group, Inc. (a)	576	3
Autodesk, Inc. (a)	42	8
Avalara, Inc. (a)	625	46
Ball Corp.	106	7
Bill.Com Holdings, Inc. (a)	137	5
Booking Holdings, Inc. (a)	39	80
Broadridge Financial Solutions, Inc.	345	43
Brown-Forman Corp., Class B	249	17
Cardlytics, Inc. (a)	407	26
Carvana Co. (a)	495	46
Chegg, Inc. (a)	190	7
Chewy, Inc., Class A (a)	1,170	34
Cintas Corp.	53	14
CME Group, Inc.	249	50
Cognex Corp.	132	7
Copart, Inc. (a)	576	52
Coupa Software, Inc. (a)	794	116
Covetrus, Inc. (a)	1,319	17
Danaher Corp.	51	8
	Shares	Value (000)
Datadog, Inc., Class A (a)	124	$5
DexCom, Inc. (a)	333	73
Ecolab, Inc.	662	128
Editas Medicine, Inc. (a)	87	3
EPAM Systems, Inc. (a)	609	129
Estee Lauder Cos., Inc. (The), Class A	34	7
Everbridge, Inc. (a)	87	7
EVI Industries, Inc.	194	5
Exact Sciences Corp. (a)	85	8
Facebook, Inc., Class A (a)	293	60
Farfetch Ltd., Class A (a)	5,003	52
Fastly, Inc., Class A (a)	812	16
Gartner, Inc. (a)	384	59
Guardant Health, Inc. (a)	572	45
Guidewire Software, Inc. (a)	44	5
Healthcare Merger Corp. (a)	112	1
HealthEquity, Inc. (a)	310	23
HEICO Corp.	54	6
HEICO Corp., Class A	442	40
Illumina, Inc. (a)	206	68
Inspire Medical Systems, Inc. (a)	780	58
Installed Building Products, Inc. (a)	61	4
Intellia Therapeutics, Inc. (a)	132	2
Intercontinental Exchange, Inc.	545	50
Intersect ENT, Inc. (a)	120	3
Intuit, Inc.	27	7
Intuitive Surgical, Inc. (a)	352	208
Invitae Corp. (a)	139	2
LiveRamp Holdings, Inc. (a)	237	11
Lyft, Inc., Class A	403	17
Madison Square Garden Co. (The), Class A (a)	73	21
MakeMyTrip Ltd. (a)	291	7
Martin Marietta Materials, Inc.	107	30
Mastercard, Inc., Class A	367	110
Match Group, Inc. (a)	91	7
McCormick & Co., Inc.	91	15
MercadoLibre, Inc. (a)	224	128
Moderna, Inc. (a)	425	8
Mohawk Group Holdings, Inc. (a)	122	1
MongoDB, Inc. (a)	617	81
NanoString Technologies, Inc. (a)	1,946	54
New Frontier Health Corp. (a)	1,068	10
Okta, Inc. (a)	901	104
Overstock.com, Inc. (a)	1,302	9
Party City Holdco, Inc. (a)	1,136	3
Peloton Interactive, Inc., Class A (a)	376	11
Penumbra, Inc. (a)	133	22
Phreesia, Inc. (a)	293	8
Pinterest, Inc., Class A (a)	413	8
Quotient Ltd. (a)	1,447	14
RealReal, Inc. (The) (a)	259	5
Redfin Corp. (a)	341	7
Roku, Inc. (a)	356	48

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Counterpoint Portfolio

	Shares	Value (000)
United States (cont'd)
Rollins, Inc.	1,236	$41
Roper Technologies, Inc.	19	7
S&P Global, Inc.	196	54
salesforce.com, Inc. (a)	259	42
Service Corp. International	326	15
ServiceNow, Inc. (a)	500	141
Shake Shack, Inc., Class A (a)	117	7
Sherwin-Williams Co. (The)	25	15
Shockwave Medical, Inc. (a)	116	5
Slack Technologies, Inc., Class A (a)	2,998	67
Smartsheet, Inc., Class A (a)	1,279	57
Snap, Inc., Class A (a)	1,833	30
Spotify Technology SA (a)	1,231	184
Square, Inc., Class A (a)	526	33
Starbucks Corp.	351	31
Stitch Fix, Inc., Class A (a)	806	21
Trade Desk, Inc. (The), Class A (a)	237	62
Trupanion, Inc. (a)	204	8
Twilio, Inc., Class A (a)	617	61
Twitter, Inc. (a)	3,807	122
Uber Technologies, Inc. (a)	3,096	92
Union Pacific Corp.	68	12
UnitedHealth Group, Inc.	31	9
Vail Resorts, Inc.	59	14
Veeva Systems, Inc., Class A (a)	1,095	154
Verisk Analytics, Inc.	291	43
Visa, Inc., Class A	305	57
Vulcan Materials Co.	100	14
Walt Disney Co. (The)	785	114
Waste Connections, Inc.	463	42
Watsco, Inc.	81	15
Wayfair, Inc., Class A (a)	385	35
Workday, Inc., Class A (a)	472	78
XP, Inc., Class A (a)	759	29
XPO Logistics, Inc. (a)	182	14
Zillow Group, Inc., Class A (a)	299	14
Zillow Group, Inc., Class C (a)	981	45
Zoetis, Inc.	502	66
Zoom Video Communications, Inc., Class A (a)	419	29
		4,862
Total Common Stocks (Cost $7,156)		8,369
	Shares	Value (000)
Short-Term Investment (21.3%)
Investment Company (21.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $2,154)	2,154,213	$2,154
Total Investments Excluding Purchased Options (103.9%) (Cost $9,310)		10,523
Total Purchased Options Outstanding (0.0%) (Cost $20)		3
Total Investments (103.9%) (Cost $9,330) (d)(e)		10,526
Liabilities in Excess of Other Assets (–3.9%)		(392)
Net Assets (100.0%)		$10,134

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  The approximate fair value and percentage of net assets, $776,000 and 7.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $9,423,000. The aggregate gross unrealized appreciation is approximately $1,362,000 and the aggregate gross unrealized depreciation is approximately $259,000, resulting in net unrealized appreciation of approximately $1,103,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Counterpoint Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.62	Jan-20	1,200,000	1,200	$—	@	$5	$(5)
JP Morgan Chase Bank NA	USD/CNH	CNH	8.09	Sep-20	1,626,361	1,626	2		7	(5)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.86	Jun-20	1,534,000	1,534	1		8	(7)
							$3		$20	$(17)

@  Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	42.7%
Short-Term Investments	20.5
Software	9.3
Information Technology Services	8.9
Internet & Direct Marketing Retail	8.1
Textiles, Apparel & Luxury Goods	5.4
Interactive Media & Services	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Counterpoint Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $7,176)	$8,372
Investment in Security of Affiliated Issuer, at Value (Cost $2,154)	2,154
Total Investments in Securities, at Value (Cost $9,330)	10,526
Foreign Currency, at Value (Cost $6)	6
Cash	—	@
Receivable for Fund Shares Sold	297
Due from Adviser	52
Receivable for Investments Sold	23
Dividends Receivable	3
Tax Reclaim Receivable	2
Receivable from Affiliate	1
Other Assets	23
Total Assets	10,933
Liabilities:
Payable for Investments Purchased	600
Payable for Offering Costs	133
Payable for Professional Fees	42
Payable for Custodian Fees	11
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	12
Total Liabilities	799
Net Assets	$10,134
Net Assets Consist of:
Paid-in-Capital	$9,150
Total Distributable Earnings	984
Net Assets	$10,134
CLASS I:
Net Assets	$10,097
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	891,878
Net Asset Value, Offering and Redemption Price Per Share	$11.32
CLASS A:
Net Assets	$15
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,323
Net Asset Value, Redemption Price Per Share	$11.28
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.63
Maximum Offering Price Per Share	$11.91
CLASS C:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.20
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.32

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Counterpoint Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$48
Dividends from Security of Affiliated Issuer (Note G)	7
Total Investment Income	55
Expenses:
Professional Fees	107
Custodian Fees (Note F)	58
Advisory Fees (Note B)	57
Offering Costs	53
Registration Fees	33
Shareholder Reporting Fees	16
Pricing Fees	14
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	6
Directors' Fees and Expenses	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	23
Total Expenses	379
Expenses Reimbursed by Adviser (Note B)	(242)
Waiver of Advisory Fees (Note B)	(57)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	73
Net Investment Loss	(18)
Realized Gain (Loss):
Investments Sold	230
Foreign Currency Translation	(— @)
Net Realized Gain	230
Change in Unrealized Appreciation (Depreciation):
Investments	1,737
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	1,737
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,967
Net Increase in Net Assets Resulting from Operations	$1,949

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Counterpoint Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)		Period from June 29, 2018^ to December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(18)		$(19)
Net Realized Gain (Loss)	230		(411)
Net Change in Unrealized Appreciation (Depreciation)	1,737		(541)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,949		(971)
Dividends and Distributions to Shareholders:
Class I	—		(21)
Class A	—		(— @)
Class C	—		(— @)
Class IS	—		(— @)
Paid-in-Capital:
Class I	—		(50)
Class A	—		(— @)
Class C	—		(— @)
Class IS	—		(— @)
Total Dividends and Distributions to Shareholders	—		(71)
Capital Share Transactions:(1)
Class I:
Subscribed	2,424		6,750
Distributions Reinvested	—		19
Class A:
Subscribed	4		10
Redeemed	(—	@)	—
Class C:
Subscribed	—		10
Class IS:
Subscribed	—		10
Net Increase in Net Assets Resulting from Capital Share Transactions	2,428		6,799
Total Increase in Net Assets	4,377		5,757
Net Assets:
Beginning of Period	5,757		—
End of Period	$10,134		$5,757
(1) Capital Share Transactions:
Class I:
Shares Subscribed	215		675
Shares Issued on Distributions Reinvested	—		2
Net Increase in Class I Shares Outstanding	215		677
Class A:
Shares Subscribed	—	@@	1
Shares Redeemed	(—	@@)	—
Net Increase in Class A Shares Outstanding	—	@@	1
Class C:
Shares Subscribed	—		1
Class IS:
Shares Subscribed	—		1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Counterpoint Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$8.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss)	2.89		(1.41)
Total from Investment Operations	2.86		(1.44)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)
Paid-in-Capital	—		(0.07)
Total Distributions	—		(0.10)
Net Asset Value, End of Period	$11.32		$8.46
Total Return(3)	33.81%		(14.36	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,097		$5,733
Ratio of Expenses Before Expense Limitation	5.22%		6.83	%(6)
Ratio of Expenses After Expense Limitation	1.03	%(4)	1.03	%(4)(6)
Ratio of Net Investment Loss	(0.25	)%(4)	(0.54	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	67%		54	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Counterpoint Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$8.47		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss)	2.87		(1.40)
Total from Investment Operations	2.81		(1.44)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)
Paid-in-Capital	—		(0.06)
Total Distributions	—		(0.09)
Net Asset Value, End of Period	$11.28		$8.47
Total Return(3)	33.18%		(14.44	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$15		$8
Ratio of Expenses Before Expense Limitation	23.73%		26.82	%(6)
Ratio of Expenses After Expense Limitation	1.39	%(4)	1.39	%(4)(6)
Ratio of Net Investment Loss	(0.62	)%(4)	(0.91	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	67%		54	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Counterpoint Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$8.47		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.08)
Net Realized and Unrealized Gain (Loss)	2.87		(1.40)
Total from Investment Operations	2.73		(1.48)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)
Paid-in-Capital	—		(0.03)
Total Distributions	—		(0.05)
Net Asset Value, End of Period	$11.20		$8.47
Total Return(3)	32.23%		(14.80	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$8
Ratio of Expenses Before Expense Limitation	24.53%		27.44	%(6)
Ratio of Expenses After Expense Limitation	2.14	%(4)	2.14	%(4)(6)
Ratio of Net Investment Loss	(1.37	)%(4)	(1.66	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	67%		54	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Counterpoint Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$8.46		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss)	2.88		(1.41)
Total from Investment Operations	2.86		(1.43)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)
Paid-in-Capital	—		(0.08)
Total Distributions	—		(0.11)
Net Asset Value, End of Period	$11.32		$8.46
Total Return(3)	33.81%		(14.34	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$8
Ratio of Expenses Before Expense Limitation	23.44%		26.39	%(6)
Ratio of Expenses After Expense Limitation	0.99	%(4)	0.99	%(4)(6)
Ratio of Net Investment Loss	(0.22	)%(4)	(0.51	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01	%(6)
Portfolio Turnover Rate	67%		54	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Counterpoint Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$60	$—	$—	$60
Air Freight & Logistics	14	165	—	179
Banks	305	—	—	305
Beverages	214	—	—	214
Biotechnology	38	31	—	69
Capital Markets	209	15	—	224
Chemicals	143	99	—	242
Commercial Services & Supplies	235	—	—	235
Construction Materials	44	—	—	44
Containers & Packaging	7	—	—	7
Diversified Consumer Services	288	—	—	288
Diversified Holding Companies	1	—	—	1
Diversified Telecommunication Services	12	—	—	12
Electrical Equipment	7	—	—	7
Electronic Equipment, Instruments & Components	7	70	—	77
Entertainment	402	—	—	402
Food Products	119	43	—	162
Health Care Equipment & Supplies	330	4	—	334
Health Care Providers & Services	107	10	—	117
Health Care Technology	220	6	—	226
Hotels, Restaurants & Leisure	135	—	—	135
Household Durables	23	—	—	23
Household Products	35	33	—	68
Industrial Conglomerates	7	—	—	7
Information Technology Services	939	—	—	939
Insurance	54	—	—	54
Interactive Media & Services	466	68	—	534
Internet & Direct Marketing Retail	841	11	—	852
Leisure Products	11	—	—	11
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Life Sciences Tools & Services	$192	$6	$—	$198
Machinery	—	9	—	9
Marine	—	21	—	21
Media	26	—	—	26
Multi-Line Retail	—	27	—	27
Multi-Utilities	35	—	—	35
Personal Products	27	—	—	27
Pharmaceuticals	69	—	—	69
Professional Services	43	24	—	67
Real Estate Management & Development	95	—	—	95
Road & Rail	157	—	—	157
Semiconductors & Semiconductor Equipment	139	—	—	139
Software	972	8	—	980
Specialty Retail	52	—	—	52
Textiles, Apparel & Luxury Goods	434	136	—	570
Trading Companies & Distributors	20	—	—	20
Transportation Infrastructure	49	—	—	49
Total Common Stocks	7,583	786	—	8,369
Call Options Purchased	—	3	—	3
Short-Term Investment
Investment Company	2,154	—	—	2,154
Total Assets	$9,737	$789	$—	$10,526

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$3	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gain (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(13)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(9)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$3	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$3	(a)	$—	$—	$3

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	4,329,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 2.15% for Class C shares and 1.00% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $57,000 of advisory fees were waived and approximately $248,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $5,463,000 and $4,674,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$212	$3,401	$1,459	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$2,154

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal

Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 Distributions Paid From:		2018 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)
$—	$—	$21	$50

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2019:

Total Distributable Earnings (000)	Paid-in Capital (000)
$27	$(27)

At December 31, 2019, the Fund had no distributable earnings on a tax basis.

At December 31, 2019, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $88,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 21.7%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Counterpoint Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Counterpoint Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from June 29, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Counterpoint Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period from June 29, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

26

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

27

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPTANN
2922367 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Endurance Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Privacy Notice	23
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Endurance Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Endurance Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Endurance Portfolio Class I	$1,000.00	$1,066.30	$1,020.16	$5.21	$5.09	1.00%
Global Endurance Portfolio Class A	1,000.00	1,064.80	1,018.40	7.03	6.87	1.35
Global Endurance Portfolio Class C	1,000.00	1,060.90	1,014.62	10.91	10.66	2.10
Global Endurance Portfolio Class IS	1,000.00	1,067.10	1,020.42	4.95	4.84	0.95

*  Expenses are calculated using each fundcode not found Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview

Global Endurance Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 30.30%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 26.60%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Easing geopolitical tensions, reduced recession fears and central bank support drove global equities sharply higher over 2019. Although the U.S.-China trade relations dampened global manufacturing and export activity, many economies remained supported by relatively stronger consumer sectors that had remained mostly unaffected by the manufacturing slowdown. To further extend the economic cycle, global central banks resumed cutting policy interest rates and enacting other stimulus measures. Volatility increased in 2019, but stock prices continued to rally higher, notably at year end when the U.S. and China announced a partial trade deal, Brexit uncertainty eased with the Conservative Party winning a large majority in the U.K. general election, and some economic indicators appeared to be stabilizing.

•  Global equities, as measured by the Index, performed well during the year, with information technology, consumer discretionary and industrials the best performing sectors in the Index. All sectors advanced over the period, but the energy sector lagged the Index by the widest margin.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process. For the year, the Fund outperformed the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable sector allocations and a small contribution from stock selection.

•  The Fund's relative outperformance was driven by stock selection and an overweight allocation in the industrials sector. A holding in a U.S.-based auto salvage auction platform operator was the top contributor in the industrials sector and among the largest contributors across the whole Fund. Stock selection in the consumer discretionary sector was also advantageous, with strong performance from a U.S.-based e-commerce platform for buying and selling cars.

•  Although an overweight allocation to the information technology sector was beneficial, it was offset by unfavorable stock selection in the sector. A U.S.-based provider of cloud networking services was the largest detractor in the sector and across the Fund (and the stock is not held in the Index). Stock selection in the financial sector was detrimental as well, mainly due to share price weakness in a U.K. retail and commercial bank (which is not held in the Index).

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (cont'd)

Global Endurance Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 31, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Small-/Mid-Cap Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	30.30%	—	—	30.30%
Fund — Class A Shares w/o sales charges(4)	29.90	—	—	29.90
Fund — Class A Shares with maximum 5.25% sales charges(4)	23.13	—	—	23.13
Fund — Class C Shares w/o sales charges(4)	28.90	—	—	28.90
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	27.90	—	—	27.90
Fund — Class IS Shares w/o sales charges(4)	30.40	—	—	30.40
MSCI All Country World Net Index	26.60	—	—	26.60
Lipper Global Small-/Mid-Cap Funds Index	23.57	—	—	23.57

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small-/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small-/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Small-/Mid-Cap Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 31, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Endurance Portfolio

	Shares	Value (000)
Common Stocks (101.1%)
Canada (11.0%)
Colliers International Group, Inc.	1,829	$143
Constellation Software, Inc.	170	165
		308
Germany (3.0%)
CompuGroup Medical SE	1,182	84
New Zealand (6.0%)
Ryman Healthcare Ltd.	15,165	167
South Africa (1.1%)
Discovery Ltd.	3,500	30
Sweden (4.4%)
AddLife AB, Class B	2,335	72
Cellavision AB	1,492	51
		123
United Kingdom (9.5%)
Blue Prism Group PLC (a)	3,882	58
Melrose Industries PLC	28,691	91
Victoria PLC (a)	20,675	118
		267
United States (66.1%)
Alteryx, Inc., Class A (a)	610	61
Appfolio, Inc., Class A (a)	626	69
Appian Corp. (a)	2,990	114
At Home Group, Inc. (a)	7,645	42
Cardlytics, Inc. (a)	2,903	182
Carvana Co. (a)	2,994	276
Copart, Inc. (a)	795	72
Fastly, Inc., Class A (a)	5,946	119
HEICO Corp.	718	82
Installed Building Products, Inc. (a)	810	56
Invitae Corp. (a)	1,846	30
LiveRamp Holdings, Inc. (a)	1,283	62
Party City Holdco, Inc. (a)(b)	15,016	35
Smartsheet, Inc., Class A (a)	3,143	141
Stitch Fix, Inc., Class A (a)	4,446	114
UnitedHealth Group, Inc.	410	121
Wayfair, Inc., Class A (a)	653	59
XPO Logistics, Inc. (a)	2,419	193
Zoom Video Communications, Inc., Class A (a)	293	20
		1,848
Total Common Stocks (Cost $2,172)		2,827
Short-Term Investments (2.4%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	32,465	32
	Face Amount (000)	Value (000)
Repurchase Agreements (0.2%)
Merrill Lynch & Co., Inc. (1.55%, dated 12/31/19, due 01/02/20; proceeds $4; fully collateralized by a U.S. Government obligation; 1.63% due 11/30/26; valued at $4)	$4	$4
HSBC Securities USA, Inc. (1.55%, dated 12/31/19, due 01/02/20; proceeds $1; fully collateralized by a U.S. Government obligation; 2.88% due 08/15/28; valued at $1)	1	1
		5
Total Securities held as Collateral on Loaned Securities (Cost $37)		37
	Shares
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $30)	30,394	30
Total Short-Term Investments (Cost $67)		67
Total Investments (103.5%) (Cost $2,239) Including $35 of Securities Loaned (c)(d)		2,894
Liabilities in Excess of Other Assets (–3.5%)		(98)
Net Assets (100.0%)		$2,796

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2019.

(c)  The approximate fair value and percentage of net assets, $207,000 and 7.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $2,243,000. The aggregate gross unrealized appreciation is approximately $697,000 and the aggregate gross unrealized depreciation is approximately $46,000, resulting in net unrealized appreciation of approximately $651,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Endurance Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Software	22.0%
Other**	19.0
Specialty Retail	12.4
Health Care Providers & Services	10.1
Air Freight & Logistics	6.7
Media	6.4
Information Technology Services	6.3
Household Durables	6.1
Internet & Direct Marketing Retail	6.0
Real Estate Management & Development	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2019.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Endurance Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,177)	$2,832
Investment in Security of Affiliated Issuer, at Value (Cost $62)	62
Total Investments in Securities, at Value (Cost $2,239)	2,894
Cash from Securities Lending	1
Due from Adviser	85
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Receivable from Securities Lending Income	—	@
Other Assets	36
Total Assets	3,016
Liabilities:
Payable for Offering Costs	131
Payable for Professional Fees	39
Collateral on Securities Loaned, at Value	38
Payable for Custodian Fees	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	10
Total Liabilities	220
Net Assets	$2,796
Net Assets Consist of:
Paid-in-Capital	$2,155
Total Distributable Earnings	641
Net Assets	$2,796
CLASS I:
Net Assets	$2,757
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	211,493
Net Asset Value, Offering and Redemption Price Per Share	$13.03
CLASS A:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$12.99
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.72
Maximum Offering Price Per Share	$13.71
CLASS C:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$12.89
CLASS IS:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$13.04
(1) Including: Securities on Loan, at Value:	$35

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Endurance Portfolio

Statement of Operations	Year Ended December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$13
Dividends from Security of Affiliated Issuer (Note G)	1
Income from Securities Loaned — Net	— @
Total Investment Income	14
Expenses:
Offering Costs	175
Professional Fees	112
Advisory Fees (Note B)	20
Shareholder Reporting Fees	17
Registration Fees	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	7
Administration Fees (Note C)	2
Pricing Fees	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Directors' Fees and Expenses	— @
Other Expenses	10
Total Expenses	364
Expenses Reimbursed by Adviser (Note B)	(312)
Waiver of Advisory Fees (Note B)	(20)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	25
Net Investment Loss	(11)
Realized Loss:
Investments Sold	(3)
Foreign Currency Translation	(— @)
Net Realized Loss	(3)
Change in Unrealized Appreciation (Depreciation):
Investments	658
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	658
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	655
Net Increase in Net Assets Resulting from Operations	$644

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Endurance Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2019 (000)	Year Ended December 31, 2018^ (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(11)	$—
Net Realized Loss	(3)	(— @)
Net Change in Unrealized Appreciation (Depreciation)	658	(3)
Net Increase (Decrease) in Net Assets Resulting from Operations	644	(3)
Capital Share Transactions:(1)
Class I:
Subscribed	105	2,020
Class A:
Subscribed	—	10
Class C:
Subscribed	—	10
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	105	2,050
Total Increase in Net Assets	749	2,047
Net Assets:
Beginning of Period	2,047	—
End of Period	$2,796	$2,047
(1) Capital Share Transactions:
Class I:
Shares Subscribed	9	202
Class A:
Shares Subscribed	—	1
Class C:
Shares Subscribed	—	1
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Endurance Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period Ended December 31, 2018(1)
Net Asset Value, Beginning of Period	$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.10		(0.02)
Total from Investment Operations	3.05		(0.02)
Net Asset Value, End of Period	$13.03		$9.98
Total Return(4)	30.30%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,757		$2,017
Ratio of Expenses Before Expense Limitation	14.17%		913.94	%(8)
Ratio of Expenses After Expense Limitation	1.00	%(5)	1.00	%(8)
Ratio of Net Investment Loss	(0.42	)%(5)	(1.00	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	N/A
Portfolio Turnover Rate	74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Endurance Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period Ended December 31, 2018(1)
Net Asset Value, Beginning of Period	$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.10		(0.02)
Total from Investment Operations	3.01		(0.02)
Net Asset Value, End of Period	$12.99		$9.98
Total Return(4)	29.90%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$10
Ratio of Expenses Before Expense Limitation	29.52%		927.90	%(8)
Ratio of Expenses After Expense Limitation	1.35	%(5)	1.35	%(8)
Ratio of Net Investment Loss	(0.77	)%(5)	(1.35	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	N/A
Portfolio Turnover Rate	74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Endurance Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period Ended December 31, 2018(1)
Net Asset Value, Beginning of Period	$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.18)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.09		(0.02)
Total from Investment Operations	2.91		(0.02)
Net Asset Value, End of Period	$12.89		$9.98
Total Return(4)	28.90%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$10
Ratio of Expenses Before Expense Limitation	30.23%		928.63	%(8)
Ratio of Expenses After Expense Limitation	2.10	%(5)	2.10	%(8)
Ratio of Net Investment Loss	(1.52	)%(5)	(2.10	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	N/A
Portfolio Turnover Rate	74	%(7)	0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Endurance Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2019		Period Ended December 31, 2018(1)
Net Asset Value, Beginning of Period	$9.98		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.10		(0.02)
Total from Investment Operations	3.06		(0.02)
Net Asset Value, End of Period	$13.04		$9.98
Total Return(4)	30.40%		0.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$10
Ratio of Expenses Before Expense Limitation	29.13%		927.65	%(8)
Ratio of Expenses After Expense Limitation	0.95	%(5)	0.95	%(8)
Ratio of Net Investment Loss	(0.37	)%(5)	(0.95	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	N/A
Portfolio Turnover Rate	74%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Endurance Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the

Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$82	$—	$—	$82
Air Freight & Logistics	193	—	—	193
Biotechnology	30	—	—	30
Commercial Services & Supplies	72	—	—	72
Electrical Equipment	91	—	—	91
Health Care Equipment & Supplies	—	51	—	51
Health Care Providers & Services	288	—	—	288
Health Care Technology	—	84	—	84
Household Durables	174	—	—	174
Information Technology Services	181	—	—	181
Insurance	30	—	—	30
Internet & Direct Marketing Retail	173	—	—	173
Life Sciences Tools & Services	—	72	—	72
Media	182	—	—	182
Real Estate Management & Development	143	—	—	143
Software	628	—	—	628
Specialty Retail	353	—	—	353
Total Common Stocks	2,620	207	—	2,827
Short-Term Investments
Investment Company	62	—	—	62
Repurchase Agreements	—	5	—	5
Total Short-Term Investments	62	5	—	67
Total Assets	$2,682	$212	$—	$2,894

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$35	(a)	$—	$(35	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Fund received cash collateral of approximately $38,000, of which approximately $37,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2019, there was uninvested cash of approximately $1,000, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2019:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$38	$—	$—	$—	$38
Total Borrowings	$38	$—	$—	$—	$38
Gross amount of recognized liabilities for securities lending transactions					$38

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2019, approximately $20,000 of advisory fees were waived and approximately $319,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the

Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,184,000 and $1,849,000, respectively.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2019, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2019 is as follows:

Affiliated Investment Company	Value December 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$3,006	$2,944	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$62

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal years 2019 and 2018.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2019, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 46.6%.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Endurance Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Endurance Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from December 31, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Endurance Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and the period from December 31, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

22

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

23

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGENDANN
2922370 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Permanence Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Privacy Notice	24
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Permanence Portfolio (the "Fund") performed during the period beginning April 30, 2019 (when the Fund commenced operations) and ended December 31, 2019.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

Global Permanence Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Permanence Portfolio Class I	$1,000.00	$1,027.10	$1,020.21	$5.06	$5.04	0.99%
Global Permanence Portfolio Class A	1,000.00	1,026.10	1,018.45	6.84	6.82	1.34
Global Permanence Portfolio Class C	1,000.00	1,022.30	1,014.67	10.65	10.61	2.09
Global Permanence Portfolio Class IS	1,000.00	1,028.00	1,020.47	4.80	4.79	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

Global Permanence Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the since inception period from April 30, 2019 through December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 6.30%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 9.17%.

Factors Affecting Performance

•  As of the end of the reporting period, the Fund had less than one year of performance history. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Fund's long-term performance potential.

Management Strategies

•  We invest primarily in equity securities of established companies located throughout the world with capitalizations within the range of companies included in the Index. We seek to invest in companies with strong name recognition, sustainable competitive advantages, rising returns on invested capital, strong free cash flow generation and attractive risk/reward. We focus on long-term growth rather than short-term events, with our stock selection informed by rigorous fundamental analysis.

*  Minimum Investment for Class I shares

**  Commenced Operations on April 30, 2019.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

Global Permanence Portfolio

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Core Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	6.30%
Fund — Class A Shares w/o sales charges(4)	—	—	—	6.10
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	0.57
Fund — Class C Shares w/o sales charges(4)	—	—	—	5.60
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	4.60
Fund — Class IS Shares w/o sales charges(4)	—	—	—	6.40
MSCI All Country World Net Index	—	—	—	9.17
Lipper Global Multi-Cap Core Funds Index	—	—	—	8.03

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 30, 2019.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

Global Permanence Portfolio

	Shares	Value (000)
Common Stocks (99.5%)
Canada (5.2%)
Canadian National Railway Co.	703	$64
FirstService Corp.	700	65
		129
Denmark (3.7%)
Chr Hansen Holding A/S	1,171	93
France (19.6%)
Christian Dior SE	241	123
EssilorLuxottica SA	789	120
Getlink SE	1,527	27
Hermes International	124	93
L'Oreal SA	135	40
Pernod Ricard SA	203	36
Remy Cointreau SA	203	25
Safran SA	169	26
		490
India (1.8%)
HDFC Bank Ltd. ADR	712	45
Mexico (1.1%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,500	28
Spain (1.0%)
Aena SME SA	133	26
United Kingdom (6.2%)
Compass Group PLC	978	25
Diageo PLC	612	26
Rentokil Initial PLC	17,400	104
		155
United States (60.9%)
Amazon.com, Inc. (a)	49	91
Broadridge Financial Solutions, Inc.	517	64
Brown-Forman Corp., Class B	433	29
Cintas Corp.	92	25
CME Group, Inc.	303	61
Copart, Inc. (a)	761	69
Ecolab, Inc.	673	130
Gartner, Inc. (a)	558	86
HEICO Corp., Class A	656	59
Intercontinental Exchange, Inc.	664	61
Intuitive Surgical, Inc. (a)	165	98
Madison Square Garden Co. (The), Class A (a)	130	38
Martin Marietta Materials, Inc.	90	25
McCormick & Co., Inc.	159	27
Rollins, Inc.	1,857	62
S&P Global, Inc.	243	66
Service Corp. International	582	27
Sherwin-Williams Co. (The)	44	26
Starbucks Corp.	442	39
Vail Resorts, Inc.	106	25
Veeva Systems, Inc., Class A (a)	457	64
Verisk Analytics, Inc.	421	63
Walt Disney Co. (The)	906	131
	Shares	Value (000)
Waste Connections, Inc.	698	$63
Watsco, Inc.	144	26
Zoetis, Inc.	532	70
		1,525
Total Common Stocks (Cost $2,361)		2,491
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $51)	51,309	51
Total Investments Excluding Purchased Options (101.5%) (Cost $2,412)		2,542
Total Purchased Options Outstanding (0.0%) (Cost $5)		1
Total Investments (101.5%) (Cost $2,417) (b)(c)		2,543
Liabilities in Excess of Other Assets (–1.5%)		(39)
Net Assets (100.0%)		$2,504

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $93,000 and 3.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $2,417,000. The aggregate gross unrealized appreciation is approximately $160,000 and the aggregate gross unrealized depreciation is approximately $35,000, resulting in net unrealized appreciation of approximately $125,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments (cont'd)

Global Permanence Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2019:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	396,201	396	$—	@	$2	$(2)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	457,174	457	1		3	(2)
							$1		$5	$(4)

@  —  Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	44.4%
Textiles, Apparel & Luxury Goods	13.2
Commercial Services & Supplies	12.7
Chemicals	9.8
Capital Markets	7.4
Entertainment	6.6
Information Technology Services	5.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Permanence Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $2,366)	$2,492
Investment in Security of Affiliated Issuer, at Value (Cost $51)	51
Total Investments in Securities, at Value (Cost $2,417)	2,543
Foreign Currency, at Value (Cost $9)	9
Due from Adviser	69
Prepaid Offering Costs	42
Receivable for Investments Sold	39
Dividends Receivable	3
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	2,707
Liabilities:
Payable for Offering Costs	115
Payable for Professional Fees	40
Payable for Investments Purchased	39
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	8
Total Liabilities	203
Net Assets	$2,504
Net Assets Consist of:
Paid-in-Capital	$2,367
Total Distributable Earnings	137
Net Assets	$2,504
CLASS I:
Net Assets	$2,471
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	232,441
Net Asset Value, Offering and Redemption Price Per Share	$10.63
CLASS A:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,003
Net Asset Value, Redemption Price Per Share	$10.61
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.59
Maximum Offering Price Per Share	$11.20
CLASS C:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.56
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.64

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Permanence Portfolio

Statement of Operations	Period from April 30, 2019^ to December 31, 2019 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$23
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	24
Expenses:
Offering Costs	86
Professional Fees	81
Advisory Fees (Note B)	13
Shareholder Reporting Fees	13
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	3
Administration Fees (Note C)	1
Pricing Fees	1
Registration Fees	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Directors' Fees and Expenses	— @
Other Expenses	1
Total Expenses	205
Expenses Reimbursed by Adviser (Note B)	(172)
Waiver of Advisory Fees (Note B)	(13)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	16
Net Investment Income	8
Realized Gain (Loss):
Investments Sold	4
Foreign Currency Translation	(1)
Net Realized Gain	3
Change in Unrealized Appreciation (Depreciation):
Investments	126
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	126
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	129
Net Increase in Net Assets Resulting from Operations	$137

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Global Permanence Portfolio

Statement of Changes in Net Assets	Period from April 30, 2019^ to December 31, 2019 (000)
Increase in Net Assets:
Operations:
Net Investment Income	$8
Net Realized Gain	3
Net Change in Unrealized Appreciation (Depreciation)	126
Net Increase in Net Assets Resulting from Operations	137
Capital Share Transactions:(1)
Class I:
Subscribed	2,337
Class A:
Subscribed	11
Redeemed	(1)
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	2,367
Total Increase in Net Assets	2,504
Net Assets:
Beginning of Period	—
End of Period	$2,504
(1) Capital Share Transactions:
Class I:
Shares Subscribed	232
Class A:
Shares Subscribed	1
Shares Redeemed	(—	@@)
Net Increase in Class A Shares Outstanding	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Permanence Portfolio

	Class I
Selected Per Share Data and Ratios	Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.04
Net Realized and Unrealized Gain	0.59
Total from Investment Operations	0.63
Net Asset Value, End of Period	$10.63
Total Return(3)	6.30	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,471
Ratio of Expenses Before Expense Limitation	12.79	%(6)
Ratio of Expenses After Expense Limitation	0.99	%(4)(6)
Ratio of Net Investment Income	0.53	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(6)
Portfolio Turnover Rate	35	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Permanence Portfolio

	Class A
Selected Per Share Data and Ratios	Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.01
Net Realized and Unrealized Gain	0.60
Total from Investment Operations	0.61
Net Asset Value, End of Period	$10.61
Total Return(3)	6.10	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	30.61	%(6)
Ratio of Expenses After Expense Limitation	1.34	%(4)(6)
Ratio of Net Investment Income	0.17	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(6)
Portfolio Turnover Rate	35	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Permanence Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)
Net Realized and Unrealized Gain	0.60
Total from Investment Operations	0.56
Net Asset Value, End of Period	$10.56
Total Return(3)	5.60	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	31.59	%(6)
Ratio of Expenses After Expense Limitation	2.09	%(4)(6)
Ratio of Net Investment Loss	(0.57	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(6)
Portfolio Turnover Rate	35	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

Global Permanence Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from April 30, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.04
Net Realized and Unrealized Gain	0.60
Total from Investment Operations	0.64
Net Asset Value, End of Period	$10.64
Total Return(3)	6.40	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	30.53	%(6)
Ratio of Expenses After Expense Limitation	0.94	%(4)(6)
Ratio of Net Investment Income	0.59	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(6)
Portfolio Turnover Rate	35	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Permanence Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on April 30, 2019 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$85	$—	$—	$85
Banks	45	—	—	45
Beverages	116	—	—	116
Capital Markets	188	—	—	188
Chemicals	156	93	—	249
Commercial Services & Supplies	323	—	—	323
Construction Materials	25	—	—	25
Diversified Consumer Services	27	—	—	27
Entertainment	169	—	—	169
Food Products	27	—	—	27
Health Care Equipment & Supplies	98	—	—	98
Health Care Technology	64	—	—	64
Hotels, Restaurants & Leisure	89	—	—	89
Information Technology Services	150	—	—	150
Internet & Direct Marketing Retail	91	—	—	91
Personal Products	40	—	—	40
Pharmaceuticals	70	—	—	70
Professional Services	63	—	—	63
Real Estate Management & Development	65	—	—	65
Road & Rail	64	—	—	64
Textiles, Apparel & Luxury Goods	336	—	—	336
Trading Companies & Distributors	26	—	—	26
Transportation Infrastructure	81	—	—	81
Total Common Stocks	2,398	93	—	2,491
Call Options Purchased	—	1	—	1
Short-Term Investment
Investment Company	51	—	—	51
Total Assets	$2,449	$94	$—	$2,543

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation

(depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser Seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$1	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the period ended December 31, 2019 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(4	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At December 31, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(c) (000)
Purchased Options	$1	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$1	(a)	$—	$—	$1

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the period ended December 31, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	511,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the period ended December 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2019, approximately $13,000 of advisory fees were waived and approximately $176,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $3,157,000 and $796,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the period ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended December 31, 2019, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the period ended December 31, 2019 is as follows:

Affiliated Investment Company	Value April 30, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$2,818	$2,767	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$51

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2019.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$22	$—

I. Other: At December 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 35.6%.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Permanence Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Permanence Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the period from April 30, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Permanence Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, and the results of its operations, the changes in its net assets and its financial highlights for the period from April 30, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

23

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

24

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGPERMANN
2922374 EXP. 02.28.21

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

China Equity Portfolio

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Privacy Notice	21
Director and Officer Information	23

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in China Equity Portfolio (the "Fund") performed during the period beginning October 31, 2019 (when the Fund commenced operations) and ended December 31, 2019.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2020

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Expense Example (unaudited)

China Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/31/19-12/31/19.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/31/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
China Equity Portfolio Class I^	$1,000.00	$1,088.00	$1,006.43	$2.01	$1.93	1.15%
China Equity Portfolio Class A^	1,000.00	1,087.00	1,005.78	2.69	2.58	1.54
China Equity Portfolio Class C^	1,000.00	1,086.00	1,004.53	3.99	3.84	2.29
China Equity Portfolio Class IS^	1,000.00	1,088.00	1,006.45	1.99	1.91	1.14

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 61/365 (to reflect the actual days in the period).

**  Annualized.

^  The Fund commenced operations on October 31, 2019.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited)

China Equity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the since inception period from October 31, 2019 through December 31, 2019, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 8.80%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI China Net Index, which returned 10.26%.

Factors Affecting Performance

•  As of the end of the reporting period, the Fund had less than one year of performance history. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Fund's long-term performance potential.

Management Strategies

•  The investment team actively selects positions in a limited number of equity securities (25 to 50 holdings) using a fundamental bottom-up stock selection process informed by macro thematic research on China. We employ this consistent and targeted approach, seeking companies with strong sustainable earnings growth and fundamentals. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements oriented toward creating strong shareholder value.

•  The investment process takes into account information about environmental, social and governance (ESG) issues when making investment decisions. The team focuses on engaging company management around corporate governance practices, as well as what we consider to be materially important environmental and/or social issues facing a company.

•  In the near term, we remain optimistic on China equities, which appear likely to be supported by continuous earnings growth, potential further policy easing, a stabilized currency trend and improvement in trade talks/external conditions. From bottom-up perspective, we expect sustained earnings growth in 2020 to provide fundamental support to the equity market. Meanwhile, we have deemed the current valuation level reasonable given the expected improvement in external conditions.

•  Our medium-term view on the market hinges on whether the Chinese government can take the external pressure to further launch and implement long-term reform measures. We also expect global interest rates (and thus risk-free rates) to stay lower for longer. Against this macro backdrop, there are structural themes that we believe will likely play out, including ongoing industry consolidation and consumption upgrade. Many sectors have passed the rapidly rising penetration stage, and industry leaders with strong competitive advantages and financial strength should be able to gain market share and become even bigger and stronger. Thus, we continue to focus on industry consolidators with sustainable compounding growth. We expect the market appetite to resume for the so-called "New China" companies, as the growth expectation resets and valuation levels find their support. We also expect the consumption upgrade to continue in the foreseeable future as household income rises and the middle-class population expands over time.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Investment Overview (unaudited) (cont'd)

China Equity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on October 31, 2019.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI China Net Index(1) and the Lipper China Region Funds Index(2)

	Period Ended December 31, 2019 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	8.80%
Fund — Class A Shares w/o sales charges(4)	—	—	—	8.70
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	3.03
Fund — Class C Shares w/o sales charges(4)	—	—	—	8.60
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	7.60
Fund — Class IS Shares w/o sales charges(4)	—	—	—	8.80
MSCI China Net Index	—	—	—	10.26
Lipper China Region Funds Index	—	—	—	7.46

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI China Net Index is a free float-adjusted market capitalization index that captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper China Region Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper China Region Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper China Region Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on October 31, 2019.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Portfolio of Investments

China Equity Portfolio

	Shares	Value (000)
Common Stocks (95.0%)
Banks (11.0%)
Bank of China Ltd. H Shares (a)	487,000	$208
China Construction Bank Corp. H Shares (a)	503,000	434
China Merchants Bank Co., Ltd. H Shares (a)	31,500	162
Industrial & Commercial Bank of China Ltd. H Shares (a)	506,000	390
		1,194
Beverages (10.8%)
China Resources Beer Holdings Co., Ltd. (a)	96,000	531
Kweichow Moutai Co., Ltd., Class A	3,800	645
		1,176
Capital Markets (1.0%)
China International Capital Corp., Ltd. H Shares (a)	54,400	105
Construction Materials (3.6%)
Anhui Conch Cement Co., Ltd., Class A	50,400	397
Diversified Consumer Services (5.8%)
New Oriental Education & Technology Group, Inc. ADR (b)	3,300	400
TAL Education Group ADR (b)	4,700	227
		627
Electronic Equipment, Instruments & Components (1.3%)
Universal Scientific Industrial Shanghai Co., Ltd., Class A	50,700	140
Food Products (6.2%)
China Mengniu Dairy Co., Ltd. (a)(b)	111,000	449
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	50,300	223
		672
Health Care Providers & Services (0.9%)
Sinopharm Group Co., Ltd. H Shares (a)	28,000	102
Insurance (6.4%)
China Life Insurance Co., Ltd. H Shares (a)	78,000	217
Ping An Insurance Group Co. of China Ltd. H Shares (a)	40,500	478
		695
Interactive Media & Services (16.5%)
Tencent Holdings Ltd. (a)	37,200	1,793
Internet & Direct Marketing Retail (17.2%)
Alibaba Group Holding Ltd. ADR (b)	8,400	1,781
Pinduoduo, Inc. ADR (b)	2,400	91
		1,872
Pharmaceuticals (5.6%)
CSPC Pharmaceutical Group Ltd. (a)	138,000	329
Sino Biopharmaceutical Ltd. (a)	203,000	284
		613
Real Estate Management & Development (4.1%)
China Resources Land Ltd. (a)	70,000	349
Shenzhen Investment Ltd. (a)	252,000	101
		450
	Shares	Value (000)
Textiles, Apparel & Luxury Goods (3.7%)
Shenzhou International Group Holdings Ltd. (a)	27,800	$406
Transportation Infrastructure (0.9%)
Shenzhen Airport Co., Ltd., Class A	72,700	102
Total Common Stocks (Cost $9,454)		10,344
Short-Term Investment (5.1%)
Investment Company (5.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $550)	549,980	550
Total Investments (100.1%) (Cost $10,004) (c)		10,894
Liabilities in Excess of Other Assets (–0.1%)		(15)
Net Assets (100.0%)		$10,879

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  At December 31, 2019, the aggregate cost for federal income tax purposes is approximately $10,004,000. The aggregate gross unrealized appreciation is approximately $951,000 and the aggregate gross unrealized depreciation is approximately $61,000, resulting in net unrealized appreciation of approximately $890,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Internet & Direct Marketing Retail	17.2%
Interactive Media & Services	16.5
Other*	15.5
Banks	11.0
Beverages	10.8
Insurance	6.4
Food Products	6.2
Diversified Consumer Services	5.8
Pharmaceuticals	5.6
Short-Term Investments	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

China Equity Portfolio

Statement of Assets and Liabilities	December 31, 2019 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,454)	$10,344
Investment in Security of Affiliated Issuer, at Value (Cost $550)	550
Total Investments in Securities, at Value (Cost $10,004)	10,894
Prepaid Offering Costs	129
Due from Adviser	66
Receivable from Affiliate	1
Other Assets	1
Total Assets	11,091
Liabilities:
Payable for Offering Costs	154
Payable for Professional Fees	50
Payable for Custodian Fees	1
Payable for Administration Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	6
Total Liabilities	212
Net Assets	$10,879
Net Assets Consist of:
Paid-in-Capital	$10,000
Total Distributable Earnings	879
Net Assets	$10,879
CLASS I:
Net Assets	$10,846
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	997,000
Net Asset Value, Offering and Redemption Price Per Share	$10.88
CLASS A:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$10.87
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.60
Maximum Offering Price Per Share	$11.47
CLASS C:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.86
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.88

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

China Equity Portfolio

Statement of Operations	Period from October 31, 2019^ to December 31, 2019 (000)
Investment Income:
Dividends from Security of Affiliated Issuer (Note G)	$3
Dividends from Securities of Unaffiliated Issuers	1
Total Investment Income	4
Expenses:
Professional Fees	52
Offering Costs	26
Advisory Fees (Note B)	14
Shareholder Reporting Fees	4
Custodian Fees (Note F)	1
Administration Fees (Note C)	1
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Pricing Fees	—	@
Other Expenses	1
Total Expenses	99
Expenses Reimbursed by Adviser (Note B)	(65)
Waiver of Advisory Fees (Note B)	(14)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	20
Net Investment Loss	(16)
Realized Gain:
Foreign Currency Translation	5
Change in Unrealized Appreciation (Depreciation):
Investments	890
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	895
Net Increase in Net Assets Resulting from Operations	$879

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

China Equity Portfolio

Statement of Changes in Net Assets	Period from October 31, 2019^ to December 31, 2019 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(16)
Net Realized Gain	5
Net Change in Unrealized Appreciation (Depreciation)	890
Net Increase in Net Assets Resulting from Operations	879
Capital Share Transactions:(1)
Class I:
Subscribed	9,970
Class A:
Subscribed	10
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	10,000
Total Increase in Net Assets	10,879
Net Assets:
Beginning of Period	—
End of Period	$10,879
(1) Capital Share Transactions:
Class I:
Shares Subscribed	997
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

China Equity Portfolio

	Class I
Selected Per Share Data and Ratios	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)
Net Realized and Unrealized Gain	0.90
Total from Investment Operations	0.88
Net Asset Value, End of Period	$10.88
Total Return(3)	8.80	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,846
Ratio of Expenses Before Expense Limitation	5.72	%(6)
Ratio of Expenses After Expense Limitation	1.15	%(4)(6)
Ratio of Net Investment Loss	(0.98	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

China Equity Portfolio

	Class A
Selected Per Share Data and Ratios	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)
Net Realized and Unrealized Gain	0.89
Total from Investment Operations	0.87
Net Asset Value, End of Period	$10.87
Total Return(3)	8.70	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	19.30	%(6)
Ratio of Expenses After Expense Limitation	1.54	%(4)(6)
Ratio of Net Investment Loss	(1.37	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

China Equity Portfolio

	Class C
Selected Per Share Data and Ratios	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)
Net Realized and Unrealized Gain	0.90
Total from Investment Operations	0.86
Net Asset Value, End of Period	$10.86
Total Return(3)	8.60	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	20.07	%(6)
Ratio of Expenses After Expense Limitation	2.29	%(4)(6)
Ratio of Net Investment Loss	(2.12	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Financial Highlights

China Equity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from October 31, 2019(1) to December 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)
Net Realized and Unrealized Gain	0.90
Total from Investment Operations	0.88
Net Asset Value, End of Period	$10.88
Total Return(3)	8.80	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	19.05	%(6)
Ratio of Expenses After Expense Limitation	1.14	%(4)(6)
Ratio of Net Investment Loss	(0.97	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01	%(6)
Portfolio Turnover Rate	0	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-two separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the China Equity Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on October 31, 2019 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$1,194	$—	$—	$1,194
Beverages	1,176	—	—	1,176
Capital Markets	105	—	—	105
Construction Materials	397	—	—	397
Diversified Consumer Services	627	—	—	627
Electronic Equipment, Instruments & Components	140	—	—	140
Food Products	672	—	—	672
Health Care Providers & Services	102	—	—	102
Insurance	695	—	—	695
Interactive Media & Services	1,793	—	—	1,793
Internet & Direct Marketing Retail	1,872	—	—	1,872
Pharmaceuticals	613	—	—	613
Real Estate Management & Development	450	—	—	450
Textiles, Apparel & Luxury Goods	406	—	—	406
Transportation Infrastructure	102	—	—	102
Total Common Stocks	10,344	—	—	10,344
Short-Term Investment
Investment Company	550	—	—	550
Total Assets	$10,894	$—	$—	$10,894

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.15% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2019, approximately $14,000 of advisory fees were waived and approximately $65,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $9,454,000 and $0, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2019.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended December 31, 2019, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the period ended December 31, 2019 is as follows:

Affiliated Investment Company	Value October 31, 2019 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$8,651	$8,101	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2019 (000)
Liquidity Funds	$—	$—	$550

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2019.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2019.

At December 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4	—

I. Other: At December 31, 2019, the Fund did not have record owners of 10% or greater.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
China Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of China Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the period from October 31, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of China Equity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2019, and the results of its operations, the changes in its net assets and its financial highlights for the period from October 31, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 27, 2020

20

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

21

Privacy Notice (unaudited) (cont'd)  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited)

Independent Directors:

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Director	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Birth Year and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None.
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Vice Chair of the Board and Director	Vice Chair of the Boards since January 2020 and Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2019) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2019

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

27

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2020 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFICEQANN
2907068 EXP. 02.28.21

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2019

	Registrant		Covered Entities(1)
Audit Fees	$1,501,837		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$163,394	(3)	$535,939	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$163,394		$565,939

Total	$1,665,231		$565,939

2018

	Registrant		Covered Entities(1)
Audit Fees	$1,340,837		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$158,795	(3)	$8,773,935	(4)
All Other Fees	$—		$18,115	(5)
Total Non-Audit Fees	$158,795		$8,792,050

Total	$1,499,632		$8,792,050

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer,

who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2020

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2020